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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO. 1)


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  FIRST UNION
                  REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................
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


                                                                Draft of 11/4/00


                                FIRST UNION LOGO

                                  FIRST UNION
                  REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS


      1212 AVENUE OF THE AMERICAS - 18TH FLOOR - NEW YORK, NEW YORK 10036


DEAR BENEFICIARY:

     You are cordially invited to attend the 2000 Special Meeting in lieu of Annual Meeting (the "Meeting") of the Beneficiaries of First Union Real Estate Equity and Mortgage Investments (the "Company"), which will be held in the Turtle Bay Room of The New York Helmsley Hotel, located at 212 East 42nd Street,
New York, NY 10017, on November   , 2000, at 9:00 a.m., local time, for the
following purposes:

     1. To elect two Class I Trustees.


     2. To consent to the sale of certain properties of the Company and its subsidiaries (the "Properties") and certain other assets pursuant to two Contracts of Sale and a letter agreement, each dated as of September 15, 2000, as amended (collectively, the "Sale Contract"), between the Company and certain subsidiaries of the Company, as sellers, and Radiant Investors, LLC, a Delaware limited liability company, as purchaser ("Purchaser"), for an aggregate purchase price of $205 million (the "Asset Sale").



     3. To approve an amendment to the Company's Amended Declaration of Trust eliminating shareholder approval requirements with respect to actions that would result in the Company being prevented from qualifying or continuing to qualify as a real estate investment trust ("REIT") under the Internal Revenue Code, as amended.



     4. To approve an amendment to the Company's Amended Declaration of Trust eliminating shareholder approval requirements with respect to the disposition of property of the Company.



     5. To transact such other business as may properly come before the Meeting.



     In the event that Proposal Two is approved, the amendments to the Company's Amended Declaration of Trust proposed in Proposal Three and Proposal Four, if also approved, would take effect upon consummation of the Asset Sale. In the event that Proposal Two is not approved or the Asset Sale does not occur, the amendments proposed in Proposal Three and Proposal Four would not become effective, whether or not they were approved. The Company intends to consummate the Asset Sale upon the approval of Proposal Two, whether or not Proposal Three or Proposal Four are approved.



     The Board of Trustees of the Company is seeking beneficiary consent to the Asset Sale in accordance with the Company's Amended Declaration of Trust, which provides that no sale of more than 50% of the Company's property may be made without the consent of holders of at least a majority of the outstanding shares of beneficial interest, par value $1.00 per share, of the Company ("Shares"). A vote to consent to the Asset Sale will be deemed a vote to consent to the sale by the Company and its subsidiaries of more than 50% of the Company's property.



     The Asset Sale will constitute a sale by the Company and its subsidiaries of approximately 73% of the book value of the Company's real estate properties, or approximately 37% of the total book value of the Company's assets, for aggregate consideration of $205 million. The book value of the Properties to be sold is approximately $166 million as of June 30, 2000. As part of the consideration, it is expected that Purchaser will assume or repay approximately $125 million of mortgages on the Properties. In the event the Purchaser is not able to assume or repay the mortgages on one or more of the Properties, the Company may be required to provide Purchaser with up to $46 million in financing. Based on written assurances made by the Purchaser to the Company under the Sale Contract, the Company does not expect that it will be required to provide financing to Purchaser in connection with the Asset Sale. A vote to consent to the Asset Sale will be deemed a vote to consent to the implementation of all provisions of the Sale Contract including those that may be in the discretion of the Company, such as the provision of financing with respect to the sale of certain of the Properties.



     Daniel Friedman, David Schonberger and Anne Zahner (the "Executives"), are the managing members of Purchaser. They are also the principals of Radiant Partners LLC ("Partners"), an asset management firm that has managed the assets of the Company under a management contract since June 1, 2000. Under the management contract, each Executive is a non-employee officer of the Company for administrative purposes. Mr. Friedman serves as President and Mr. Schonberger and Ms. Zahner serve as Executive Vice Presidents of the Company. On June 1, 2000, their employment agreements with the Company were terminated and they received severance payments totaling approximately $2.3 million. Mr. Friedman was formerly a Trustee of the Company from November 1998 through September 22, 2000. Material decisions regarding the Company are made either by the Board of Trustees or the Executive Committee of the Board, neither of which currently includes any of the Executives.



     The Company is in the process of exploring uses for the net cash proceeds to be received from the Asset Sale, including, without limitation: implementing or continuing a common or preferred share repurchase or similar program; distributing such net proceeds to the Beneficiaries, including, but not necessarily limited to, amounts required to satisfy certain REIT distribution requirements resulting from previous asset sales and net income in 2000, if any; and making new investments, including investments in real estate or non-real estate assets or businesses.



     The Company believes that it will qualify as a REIT, subsequent to the Asset Sale and will be able to maintain its REIT qualification in 2001. However, the Asset Sale will limit the Company's flexibility with respect to maintaining its REIT status. In the event that the Company was no longer a REIT, among other consequences, the Company would no longer be required to distribute to its shareholders, as dividends, 95% of its taxable income.



     The shares of the Company currently trade on the New York Stock Exchange ("NYSE") under the ticker symbols "FUR" for its common shares and "FURPrA" for its preferred shares. In the event the Company was no longer a REIT, it might lose its listing on the NYSE. The Company presently intends to maintain its NYSE listing following the closing of the Asset Sale and believes that it will be able to do so. In the event that its NYSE listing is not maintained, the Company believes that it will be able to have its shares listed on another national securities exchange, such as the American Stock Exchange. The Company believes that failure to maintain its NYSE listing will not have a significant negative impact on the liquidity of the trading in the shares of the Company.


     Concurrently with the execution of the Sale Contract, shareholders who beneficially own, in the aggregate, approximately 32.59% of the outstanding Shares, have agreed to consent to the Asset Sale.

     The Notice and Proxy Statement on the following pages contain important details concerning the foregoing proposals. Please complete, sign and return your proxy card in the enclosed envelope to ensure that your Shares will be represented and voted at the Meeting even if you cannot attend. You are urged to complete, sign and return the enclosed proxy card even if you plan to attend the Meeting.

     I look forward to personally meeting all beneficiaries who are able to attend.

                                          Sincerely,


                                          WILLIAM A. ACKMAN
November   , 2000                         Chairman of the Board of Trustees

                                FIRST UNION LOGO

                                  FIRST UNION
                  REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS


      1212 AVENUE OF THE AMERICAS - 18TH FLOOR - NEW YORK, NEW YORK 10036


                                   NOTICE OF

                     2000 SPECIAL MEETING OF BENEFICIARIES

TO THE BENEFICIARIES:


     Notice is hereby given that the 2000 Special Meeting in lieu of the Annual Meeting of the Beneficiaries (the "Meeting") of First Union Real Estate Equity and Mortgage Investments (the "Company"), will be held in the Turtle Bay Room of The New York Helmsley Hotel, located at 212 East 42nd Street, New York, NY
10017, on November   , 2000 at 9:00 a.m., local time, for the following
purposes:



     1. To elect as Trustees to Class I of the Board of Trustees Talton R. Embry and Steven S. Snider (the "Board's Nominees").



     2. To consent to the sale (the "Asset Sale") of certain properties (the "Properties") of the Company and its subsidiaries pursuant to two Contracts of Sale and a letter agreement, dated as of September 15, 2000 and two amendments to one of the Contracts of Sale dated as of September 29, 2000 and October 26, 2000, respectively (collectively, the "Sale Contract"), attached hereto as Appendices A, B, C and D, between the Company and its subsidiaries, 55 Public LLC, North Valley Tech, LLC, Printers Alley Garage, LLC, Southwest Shopping Centers Co. I, L.L.C, all Delaware limited liability companies, First Union Madison L.L.C., an Illinois limited liability company, and First Union Commercial Properties Expansion Company, a Delaware corporation (collectively, "Sellers" and individually, a "Seller"), and Radiant Investors LLC, a Delaware limited liability company ("Radiant" or "Purchaser").



     3. To approve an amendment to the Company's Amended Declaration of Trust eliminating shareholder approval requirements with respect to actions that would result in the Company being prevented from qualifying or continuing to qualify as a real estate investment trust under the Internal Revenue Code, as amended.



     4.To approve an amendment to the Company's Amended Declaration of Trust eliminating shareholder approval requirements with respect to the disposition of property of the Company.



     5. To transact such other business as may properly come before the Meeting.


     Beneficiaries of record at the close of business on [SEPTEMBER 29, 2000], are entitled to notice of and to vote at the Meeting.
                                          By order of the Board of Trustees

                                          WILLIAM A. ACKMAN
                                          Chairman of the Board of Trustees

[November , 2000]


    PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Introduction................................................    1
Information About Forward-Looking Statements................    2
Summary.....................................................    4
Risks Relating to Proposal Two: Consent to the Asset Sale...   14
Risks Relating to Proposals Three and Four: Amendments to
  the Declaration of Trust..................................   16
Proposal One: Election of Trustees..........................   17
  Compensation of Trustees..................................   20
  Organization of Board of Trustees.........................   20
  Security Ownership of Trustees and Officers and Certain
     Beneficial Owners......................................   21
  Certain Relationships and Related Transactions............   23
  Executive Compensation....................................   25
  Employment Contracts, Termination of Employment and Change
     in Control Agreements..................................   26
  Option Grants in Last Fiscal Year.........................   27
  Aggregated Share Option Exercises in Last Fiscal Year and
     Fiscal Year End Option Values..........................   28
  Compensation Committee Report on Executive Compensation...   28
  Performance Graph.........................................   30
Proposal Two: Consent to the Asset Sale.....................   30
  History of the Company's Property Sales Program...........   31
  The Asset Sale............................................   32
  Interests of Management or Trustees in the Asset Sale.....   44
  Use of Proceeds of the Asset Sale.........................   45
  Plans for the Company Subsequent to the Asset Sale........   46
  The Parties...............................................   47
  Terms of the Sale Contract................................   49
  Terms of the Voting Agreements............................   53
  Accounting Treatment of the Asset Sale....................   54
  Federal Income Tax Consequences of the Asset Sale.........   54
  Government and Regulatory Approvals.......................   55
  No Dissenters' Rights.....................................   55
  Required Vote for Proposal................................   55
  Recommendation of the Board of Trustees...................   55
Pro Forma Financial Data of First Union Real Estate Equity
  and Mortgage Investments..................................   56
  First Union Real Estate Equity and Mortgage Investments
     Pro Forma Combined Balance Sheet as of June 30, 2000...   57
  First Union Real Estate Equity and Mortgage Investments
     Pro Forma Combined Statement of Operations for the Year
     Ended December 31, 1999................................   58
  First Union Real Estate Equity and Mortgage Investments
     Pro Forma Combined Statement of Operations for the Six
     Months Ended June 30, 2000.............................   59
  Notes to Pro Forma Combined Financial Statements..........   60
Selected Combined Financial Data of First Union Real Estate
  Equity and Mortgage Investments...........................   62
Proposals Three and Four: Amendments to the Declaration of
  Trust.....................................................   64
  Proposal Three: Amendment with Respect to REIT Status.....   64
  Proposal Four: Sale or Transfer of Trust Property.........   65
Selection of Auditors.......................................   66
Cost of Proxies and Solicitations...........................   66
Form 10-K Annual Report.....................................   67

                                                              PAGE
                                                              ----
Section 16(a) Beneficial Ownership Reporting Compliance.....   67
Beneficiary Proposals.......................................   67
Market for the Shares.......................................   67
Experts.....................................................   67
Available Information.......................................   68
Incorporation of Certain Documents by Reference.............   68
Appendix A..................................................  A-1
Appendix B..................................................  B-1
Appendix C..................................................  C-1
Appendix D..................................................  D-1
Appendix E..................................................  E-1

                                  FIRST UNION
                  REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

      1212 AVENUE OF THE AMERICAS - 18TH FLOOR - NEW YORK, NEW YORK 10036


                               ------------------

                                PROXY STATEMENT
                               ------------------

                     2000 SPECIAL MEETING OF BENEFICIARIES


                               NOVEMBER    , 2000


                                  INTRODUCTION


     This Proxy Statement and the accompanying proxy are being sent by the Board of Trustees (the "Board of Trustees," the "Board" or the "Trustees") of First Union Real Estate Equity and Mortgage Investments ("First Union", the "Trust" or the "Company") in connection with the solicitation of proxies from the holders (the "Beneficiaries") of shares of beneficial interest, par value $1.00 per share, of the Company ("Shares"), to be voted at the 2000 Special Meeting of Beneficiaries in lieu of Annual Meeting, including any adjournment or postponement thereof (the "Meeting"), to be held in the Turtle Bay Room of The New York Helmsley Hotel, located at 212 East 42nd Street, New York, NY 10017, on
November   , 2000 at 9:00 a.m., local time, to take the actions set forth in the
Notice of Meeting provided with respect to the Meeting.



     The Board is seeking Beneficiary consent to the Asset Sale in accordance with the Declaration of Trust, which provides that no sale of more than 50% of the Company's property may be made without the consent of holders of at least a majority of the outstanding Shares. The Asset Sale will constitute a sale by the Company and its subsidiaries of approximately 73% of the book value of the Company's real estate properties, or approximately 37% of the total book value of the Company's assets.



     The principal office of the Company is located at 1212 Avenue of the Americas, 18th Floor, New York, New York 10036. The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to the
Beneficiaries is             , 2000.



     The record date for determination of the Beneficiaries that are entitled to vote at the Meeting is [September 29, 2000] (the "Record Date"). On that date,
          [41,045,774] Shares were outstanding. Each Share has one vote. Abstentions and broker non-votes will be included in determining the number of Shares present for purposes of determining the presence of a quorum.



     The Board's Nominees at the Meeting who receive the greatest number of votes duly cast (although not necessarily a majority of the votes duly cast) by the Shares represented at the Meeting will be elected as Trustees. The proxies solicited for the Meeting cannot be voted for a greater number of persons than the number of nominees named. Abstentions and broker non-votes will have no effect on the election of the Board's Nominees to the Board of Trustees.



     The affirmative vote of a majority of the outstanding Shares as of the Record Date is required to consent to the Asset Sale. Abstentions and broker non-votes will have the same effect as a negative vote with respect to the voting to consent to the Asset Sale.



     The affirmative vote of a majority of the outstanding Shares as of the Record Date is required to consent to the amendments to the Amended and Restated Declaration of Trust ("Declaration of Trust") proposed in Proposal Three and Proposal Four (collectively, the "Amendments"). Abstentions and broker non-votes will have the same effect as a negative vote with respect to the voting to consent to the Amendments.

     In the event that Proposal Two is approved, the Amendments proposed in Proposal Three and Proposal Four, if also approved, would take effect upon consummation of the Asset Sale. In the event that Proposal Two is not approved or the Asset Sale does not occur, the Amendments proposed in Proposal Three and Proposal Four would not become effective, whether or not they were approved. The Company intends to consummate the Asset Sale upon the approval of Proposal Two, whether or not Proposal Three or Proposal Four are approved.


     Shares represented by properly executed proxy cards will be voted at the Meeting as marked and, in the absence of specific instructions, will be voted for the Board's Nominees, to consent to the Asset Sale and to approve the Amendments and, in the discretion of the persons named as proxies, on all such other business as may properly come before the Meeting.


     A Beneficiary may revoke his proxy at any time prior to its exercise by giving notice to the Company in writing or by attending the Meeting and voting in person (attendance alone at the Meeting will not by itself revoke a proxy). The delivery of a subsequently dated proxy, which is properly completed, will constitute a revocation of any earlier dated proxy. The revocation may be delivered to the Company in care of Corporate Investor Communications, Inc. at 111 Commerce Road, Carlstadt, New Jersey 07072-2586 or to the Company at 1212 Avenue of the Americas, 18th Floor, New York, New York 10036, or any other address provided by the Company.


     Gotham Partners Management Co. LLC and certain of its affiliates (collectively, "Gotham"), which beneficially own approximately 14.15% of the Shares and Apollo Real Estate Advisors II, L.P. and certain of its affiliates (collectively, "Apollo"), which beneficially own approximately 7.25% of the Shares, have each entered into agreements (each, a "Voting Agreement"), pursuant to which they have agreed to vote to consent to the Asset Sale. In addition, Magten Asset Management Corp. ("Magten"), which beneficially owns approximately 11.19% of the Shares, has agreed to vote those Shares with respect to which it has voting control to consent to the Asset Sale.

     As far as the Board of Trustees is aware, no matters other than those outlined in this Proxy Statement will be presented at the Meeting for action on the part of the Beneficiaries. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy card to vote the Shares to which the proxy relates in accordance with their best judgment.

                  INFORMATION ABOUT FORWARD-LOOKING STATEMENTS


     Certain sections in this Proxy Statement, including "Risks Relating to the Asset Sale," "Proposal Two: Consent to the Asset Sale," "-- Use of Proceeds of the Asset Sale", "-- Plans for the Company Subsequent to the Asset Sale", "Pro Forma Financial Data of First Union Real Estate Equity and Mortgage Investments" and "Proposals Three and Four - Amendments to the Company's Declaration of Trust" contain forward-looking statements that are based on current beliefs, estimates and assumptions concerning the operations, future results, and prospects of the Company. All statements that address operating performance, events or developments that are anticipated to occur in the future, including statements related to future sales, profits, expenses, income and earnings per share, or statements expressing general optimism about future results, are forward-looking statements. In addition, words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," and variations of such words and similar expressions are intended to identify forward-looking statements.



     The statements described in the preceding paragraph constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Because forward-looking statements are based on a number of beliefs, estimates and assumptions that could cause actual results to materially differ from those in the forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate.


     Any number of factors could affect future operations and results, including, without limitation, the Company's ability to be profitable with a smaller and less diverse portfolio that will generate less revenue; the value of replacement assets, if any; the Company's ability to maintain its real estate investment trust ("REIT") status; general industry and economic conditions; interest rate trends; capital requirements; competition from other companies and venues; changes in applicable laws, rules and regulations (including changes in tax laws); the availability of equity and/or debt financing in the amounts and on the terms necessary to support the Company's future business; and those specific risks that are discussed in the Risk Factors detailed in the Company's previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

     Forward-looking statements are subject to the safe harbors created in the Exchange Act.

     The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.

                                    SUMMARY


     The following is a brief summary of information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is subject to the detailed information appearing elsewhere in this Proxy Statement and the appendices hereto.


THE MEETING


TIME, DATE AND PLACE                     The Meeting will be held in the Turtle
                                         Bay Room of The New York Helmsley
                                         Hotel, located at 212 East 42nd Street,
                                         New York, NY 10017, on November   ,
                                         2000 at 9:00 a.m., local time.


PURPOSES OF THE MEETING                  1. To elect two Class I Trustees.

                                         The Board has recommended the election
                                         by shareholders of Messrs. Embry and
                                         Snider as Trustees for a term of three
                                         years, serving as Class I Trustees.

                                         2. To consent to the Asset Sale.


                                         The Board is seeking Beneficiary
                                         consent to the Asset Sale in accordance
                                         with the Declaration of Trust, which
                                         provides that no sale of more than 50%
                                         of the Company's property may be made
                                         without the consent of holders of at
                                         least a majority of the outstanding
                                         Shares. The Asset Sale will constitute
                                         a sale by the Company and its
                                         subsidiaries of approximately 73% of
                                         the book value of the Company's real
                                         estate properties, or approximately 37%
                                         of the total book value of the assets
                                         of the Company. Accordingly, a vote to
                                         consent to the Asset Sale will be
                                         deemed a vote to consent to the sale by
                                         the Company of more than 50% of the
                                         Company's property. See "Proposal Two:
                                         Consent to the Asset Sale -- History of
                                         the Company's Property Sales Program."



                                         3. To approve an amendment to the
                                            Declaration of Trust with respect to
                                            elimination of the requirement of
                                            shareholder approval for actions
                                            taken that would adversely affect
                                            qualification of the Company as a
                                            REIT.



                                         The Board is seeking Beneficiary
                                         approval of certain amendments to the
                                         Amended Declaration of Trust of the
                                         Company which would have the effect of
                                         eliminating shareholder approval
                                         requirements with respect to actions
                                         that would result in the Company being
                                         prevented from qualifying or continuing
                                         to qualify as a REIT under the Internal
                                         Revenue Code of 1986, as amended (the
                                         "Code").



                                         4.To approve an amendment to the
                                           Declaration of Trust with respect to
                                           disposition of the property of the
                                           Company.



                                         The Board is seeking Beneficiary
                                         approval of certain amendments to the
                                         Amended Declaration of Trust of
                                         the Company which would have the effect
                                         of eliminating shareholder approval
                                         requirements with respect to the
                                         disposition of property of the Company.



                                         5. To transact such other business as
                                            may properly come before the
                                            Meeting.



RELATIONSHIP OF PROPOSALS                In the event that Proposal Two is
                                         approved, the Amendments proposed in
                                         Proposal Three and Proposal Four, if
                                         also approved, would take effect upon
                                         consummation of the Asset Sale. In the
                                         event that Proposal Two is not approved
                                         or the Asset Sale does not occur, the
                                         Amendments proposed in Proposal Three
                                         and Proposal Four would not become
                                         effective, whether or not they were
                                         approved. The Company intends to
                                         consummate the Asset Sale upon the
                                         approval of Proposal Two, whether or
                                         not Proposal Three or Proposal Four are
                                         approved.



RECORD DATE                              [September 29, 2000.]


PROPOSAL ONE: ELECTION OF TRUSTEES

NOMINEES                                 The Board of Trustees has nominated Mr.
                                         Embry and Mr. Snider for election to
                                         the Board of Trustees at the Meeting.

TERM OF OFFICE                           The terms of office of the Class I
                                         Trustees elected at the Meeting will
                                         expire at the Company's Annual Meeting
                                         in 2003.

PROPOSAL TWO: CONSENT TO THE ASSET SALE


THE ASSET SALE                           The Company and certain of its
                                         subsidiaries will sell two shopping
                                         center properties, four office
                                         properties, six parking garages, one
                                         parking lot, a $1.5 million note
                                         receivable secured by a mortgage on a
                                         non-owned apartment property and
                                         certain assets used in the operation of
                                         the properties being sold
                                         (collectively, the "Properties").
                                         Purchaser will be the buyer of the
                                         Properties with the exception of the
                                         Huntington Garage in Cleveland, Ohio,
                                         which Purchaser has agreed that the
                                         Company may sell to a third party and
                                         which is currently under a contract of
                                         sale to a third party. As a part of the
                                         Asset Sale, Purchaser will receive the
                                         net operating income from the
                                         Properties from June 1, 2000 less (a)
                                         debt service on the Properties, (b)
                                         capital expenditures committed
                                         subsequent to May 9, 2000 and paid
                                         prior to closing and (c) 66.6% of the
                                         asset management fees paid to Partners
                                         from June 1, 2000 until the closing of
                                         the transaction.



CONSIDERATION TO BE RECEIVED             The aggregate purchase price for the
                                         Properties is $205 million and the
                                         Company estimates that, after deducting
                                         allocations to the Seller under the
                                         Sale

                                         Contract and Seller's share of
                                         transaction costs, it will receive
                                         aggregate consideration of
                                         approximately $199 million. See
                                         "Summary -- Use of Proceeds," below. As
                                         part of the consideration, it is
                                         expected that mortgages on the
                                         Properties in the approximate amount of
                                         $125 million will be assumed or repaid
                                         (see "Proposal Two: Consent to the
                                         Asset Sale--Terms of the Sale
                                         Contract-The Purchase Price" and
                                         "--Liabilities to be Assumed"). In the
                                         event the Purchaser is not able to
                                         assume or repay existing mortgages on
                                         one or more of the Properties, the
                                         Company may be required to provide
                                         Purchaser with up to $46 million in
                                         financing. Based on written assurances
                                         made by the Purchaser to the Company
                                         under the Sale Contract, the Company
                                         does not expect that it will be
                                         required to provide financing to
                                         Purchaser in connection with the Asset
                                         Sale. The acquisition price of the
                                         Properties was determined as a result
                                         of arms-length negotiations between
                                         Purchaser and the Company. The book
                                         value as of June 30, 2000 of the real
                                         estate properties to be sold is
                                         approximately $166 million.



FIRST UNION REAL ESTATE EQUITY AND
MORTGAGE INVESTMENTS                     First Union is a REIT whose primary
                                         business has been to buy, manage,
                                         improve the cash flow of and own
                                         retail, apartment, office and parking
                                         properties throughout the United States
                                         and Canada. First Union and First Union
                                         Management, Inc., a Delaware
                                         corporation and an affiliate of First
                                         Union ("FUMI"), have an organizational
                                         structure commonly referred to as
                                         "stapled," where the Shares are
                                         "stapled to" a proportionately equal
                                         interest in the common stock of FUMI,
                                         with some exceptions. The Shares may
                                         not be issued or transferred without
                                         their "stapled" counterparts in FUMI.
                                         The common stock of FUMI is held in
                                         trust for the benefit of the
                                         Beneficiaries. The primary asset of
                                         FUMI is the stock of VenTek
                                         International, Inc., a manufacturer of
                                         parking equipment.



                                         As of September 30, 2000, the Company
                                         and its subsidiaries owned, including
                                         under long-term ground leases, real
                                         estate properties consisting of: three
                                         shopping centers, five office
                                         properties and seven parking
                                         facilities.



SELLER The Company and six of its direct and indirect wholly owned subsidiaries that own specific Properties that are parties to the Asset Sale.



PURCHASER                                Purchaser is a limited liability
                                         company whose three managing members,
                                         Daniel Friedman, David Schonberger and
                                         Anne Zahner, serve as officers of the
                                         Company pursuant to an Asset Management
                                         Agreement dated as of March 27, 2000,
                                         as amended,
                                         between the Company and Radiant
                                         Partners LLC ("Partners"). Purchaser
                                         has agreed to assign its interest in
                                         the Sale Contract to Radiant Venture I
                                         LLC ("Radiant Venture I") on or before
                                         the closing of the Asset Sale.
                                         Purchaser is the managing member of
                                         Radiant Venture I. The principal equity
                                         investors in Radiant Venture I are
                                         Purchaser and Landmark Equity Trust
                                         VII. Landmark Equity Trust VII is a
                                         real estate investment fund with
                                         approximately $400 million of committed
                                         capital.



BACKGROUND OF RELATIONSHIP WITH
EXECUTIVES                               In November 1998, the Company hired
                                         Daniel Friedman as President and Chief
                                         Executive Officer of the Company, and
                                         David Schonberger and Anne Zahner, each
                                         as an Executive Vice President of the
                                         Company (the "Executives"). Each of the
                                         Executives entered into four-year
                                         employment agreements with the Company.
                                         Prior to joining the Company, each of
                                         the Executives was employed as an
                                         officer of Enterprise Asset Management,
                                         Inc., a private real estate firm
                                         unaffiliated with the Company. The
                                         original employment agreements
                                         contained provisions which would have
                                         required the Company to pay to each
                                         Executive lump sum settlement amounts
                                         in the event certain circumstances
                                         occurred, including substantial
                                         distributions by the Company to its
                                         shareholders, and the employment of the
                                         Executive was thereafter terminated.
                                         The original employment agreements with
                                         the Executives were amended in March
                                         2000 to provide that the Executives
                                         would be entitled to terminate their
                                         employment and receive severance
                                         payments totaling approximately $2.3
                                         million upon the occurrence of the
                                         distribution of the common shares of
                                         Imperial Parking Corporation to the
                                         shareholders of the Company and the
                                         refinancing of the Park Plaza Mall.
                                         These two events occurred in March and
                                         April of 2000, respectively, and the
                                         termination of Executives' employment
                                         became effective on June 1, 2000.



                                         Partners is an asset management firm
                                         founded in March 2000 by the Executives
                                         at the time the employment agreements
                                         were amended, and is an affiliate of
                                         Purchaser. Upon termination of the
                                         employment of the Executives, a
                                         management agreement between the
                                         Company and Partners became effective
                                         on June 1, 2000. The management
                                         agreement provides that Partners
                                         manages the corporate and real estate
                                         functions of the Company for an annual
                                         management fee of $1.5 million, from
                                         which are paid the salaries of the
                                         Executives and other employees of
                                         Partners as well as its overhead,
                                         including the leasing of its office
                                         space. Under the management agreement,
                                         each of the Executives re-
                                         mained a non-employee officer of the
                                         Company for administrative purposes.
                                         The officer status of the Executives
                                         will terminate upon the closing of the
                                         Asset Sale. Mr. Friedman was formerly a
                                         Trustee of the Company from November
                                         1998 through September 22, 2000.



INSIDER CONFLICTS OF INTEREST            The Executives are both the managing
                                         members of Purchaser and the principals
                                         of Partners. In April 2000, the
                                         Executives, on behalf of the Purchaser,
                                         made a proposal to acquire the Company
                                         or most of its real estate properties.
                                         The negotiation of that proposal
                                         ultimately resulted in the Sale
                                         Contract. The Executives had a conflict
                                         of interest during the negotiations
                                         which culminated in the Sale Contract,
                                         as they had gained knowledge through
                                         their employment with the Company
                                         regarding the properties that were the
                                         subject of the Radiant purchase
                                         proposal and were negotiating on behalf
                                         of Purchaser and it was in their best
                                         interest to obtain the price and terms
                                         for the sale most favorable to
                                         Purchaser. This was in conflict with
                                         the interests of the Company, which
                                         desired to obtain the price and terms
                                         for the sale most favorable to the
                                         Company.



                                         The representatives of the Company who
                                         conducted the negotiations with
                                         Purchaser on behalf of the Company (the
                                         "Representatives") were the Chairman of
                                         the Board of the Company, William
                                         Ackman, and the Vice-Chairman of the
                                         Board of the Company, William Scully,
                                         each of whom has extensive experience
                                         in the real estate industry and is a
                                         member of the Executive Committee of
                                         the Board, to which approval of all
                                         dispositions and financings of the
                                         Company's real estate properties had
                                         been delegated by the Board. Each of
                                         the Representatives was knowledgeable
                                         regarding the real estate properties of
                                         the Company and served as
                                         Representatives without compensation.
                                         Other than Mr. Friedman, none of the
                                         Trustees of the Company, including the
                                         Representatives, or their affiliates
                                         had an interest in, or a relationship
                                         with, Purchaser or any of its
                                         affiliates.



PRINCIPAL REASONS FOR BOARD'S
RECOMMENDATION                           The Board of Trustees of the Company
                                         has determined that entering into the
                                         Sale Contract was fair and reasonable
                                         to the Beneficiaries and in the best
                                         interests of the Company. The principal
                                         reasons for this determination are
                                         summarized as follows: The Board had
                                         explored, without success, the possible
                                         sale of the Company. The Board
                                         determined that a bulk sale of the
                                         Company's real properties would be more
                                         efficient and less costly than numerous
                                         individual property sales due to the
                                         transactional costs,
                                         the legal expense and management time
                                         involved in multiple sales.



                                         The Radiant proposal would yield a
                                         significant amount of cash proceeds to
                                         the Company, as opposed to other
                                         consideration in the form of securities
                                         or other non-liquid assets of the
                                         acquiring party, the valuation of which
                                         would be uncertain. The Radiant
                                         proposal was not contingent upon other
                                         significant events, such as the sale of
                                         the Park Plaza mall property, other
                                         than obtaining the financing of the
                                         purchase consideration. Although the
                                         Company's real estate properties had
                                         been marketed for sale for an extended
                                         period of time, the Radiant proposal
                                         was the only firm offer, subsequent to
                                         the sale of the Marathon properties in
                                         1999, that the Company has received for
                                         a significant amount of the Company's
                                         real estate properties, other than an
                                         offer that was deemed not as
                                         advantageous as the Radiant proposal.



                                         In addition, Radiant was very familiar
                                         with the properties under consideration
                                         and the normal due diligence review
                                         period required by a purchaser
                                         unfamiliar with the properties would be
                                         reduced, both lessening time delays and
                                         uncertainties with respect to reaching
                                         a definitive agreement. The Company and
                                         its affiliates, as Seller under the
                                         Sale Contract, were required to provide
                                         very limited representations with
                                         respect to the Properties; thus the
                                         Company was not subject to the
                                         potential liability with respect to the
                                         standard expanded representations and
                                         warranties that would likely have been
                                         required to be provided to a potential
                                         purchaser not as familiar with the
                                         Properties as was Radiant.



RISKS RELATING TO THE ASSET SALE         The Beneficiaries should consider all
                                         the information set forth in this Proxy
                                         Statement in deciding whether to vote
                                         to consent to the Asset Sale,
                                         including, without limitation, the
                                         following risks and considerations:



                                         - After the Asset Sale, the Company's
                                          real estate properties will consist of
                                          a shopping center property in Arkansas
                                          and an office property in Indiana. As
                                          a result, the Asset Sale will limit
                                          the Company's flexibility to engage in
                                          non-real estate related activities
                                          without adversely affecting its REIT
                                          status. The Company believes it will
                                          qualify as a REIT subsequent to the
                                          Asset Sale and in 2001, provided that
                                          it does not engage in transactions
                                          that would adversely affect its REIT
                                          status.



                                         - In the event the Company was no
                                          longer a REIT, among other
                                          consequences, the Company would
                                           no longer be required to distribute
                                           to its shareholders, as dividends,
                                           95% of its taxable income.



                                         - To maintain its REIT status after
                                          2001, the Company may need to invest
                                          in real estate mortgage investment
                                          conduits, or REMICs, which issue
                                          multiclass mortgage-backed securities.
                                          Investing in REMICs involves certain
                                          risks, including the failure of a
                                          counter-party to meet its commitments,
                                          adverse interest rate changes and the
                                          effects of prepayments on mortgage
                                          cash flows.



                                         - If any or all of the net proceeds of
                                          the Asset Sale are applied to the
                                          acquisition of replacement assets,
                                          there can be no assurance that the
                                          replacement assets will provide
                                          greater returns to the Company and the
                                          shareholders than the Properties to be
                                          sold.



                                         - In the event that the Company was no
                                          longer a REIT, it might lose its
                                          listing on the NYSE. The Company does
                                          not believe that it will lose its NYSE
                                          listing as a result of the Asset Sale.



ASSETS AND LIABILITIES AFTER THE
ASSET SALE                               First Union's remaining assets, after
                                         the Asset Sale, will consist primarily
                                         of the following (with approximate June
                                         30, 2000 book values in parentheses):
                                         two real estate properties: Park Plaza,
                                         a shopping mall located in Little Rock,
                                         Arkansas ($60,100,000) and Circle
                                         Tower, an office building located in
                                         Indianapolis, Indiana ($2,200,000);
                                         unrestricted cash ($95,200,000);
                                         restricted cash ($2,100,000); U.S.
                                         Treasury bills ($199,400,000); a
                                         preferred stock investment in HQ Global
                                         Workplaces, Inc. ($10,100,000);
                                         accounts receivable ($4,700,000); and
                                         the inventory of VenTek International,
                                         Inc. ("VenTek") ($4,400,000). The
                                         Company has made no firm decision
                                         regarding selling its remaining real
                                         estate assets, although it has retained
                                         a broker to solicit indications of
                                         interest in the purchase of the Park
                                         Plaza property. There are no plans for
                                         major improvements that the Company is
                                         considering for the properties that
                                         will remain after the Asset Sale. The
                                         Company does not anticipate selling its
                                         non-real estate assets in the near
                                         term, and has no immediate plans to do
                                         so.



                                         Liabilities of the Company after the
                                         Asset Sale will consist primarily of a
                                         mortgage loan collateralized by the
                                         Park Plaza property ($42,000,000);
                                         notes payable collateralized by the
                                         treasury bills ($145,100,000); the
                                         Company's 8 7/8% senior notes
                                         ($12,500,000); and accounts payable and
                                         accrued liabilities ($12,600,000). In
                                         addition, the Company has
                                         provided performance guarantees for the
                                         manufacturing and installation of
                                         transit ticket vending equipment with
                                         respect to VenTek. The guarantees of
                                         $5.3 million and $6.2 million expire in
                                         February 2001 and 2002, respectively.



USE OF PROCEEDS                          Under the Sale Contract, the aggregate
                                         purchase price for the Properties is
                                         $205 million. The Company expects to
                                         receive approximately $199 million in
                                         aggregate consideration for the
                                         Properties. The downward adjustments to
                                         the aggregate purchase price of $205
                                         million that result in the $199 million
                                         in aggregate consideration to the
                                         Company at closing of the Asset Sale
                                         are estimated to be approximately as
                                         follows: projected net operating income
                                         to Radiant from the Properties from
                                         June 1, 2000, less debt service,
                                         capital expenditures committed
                                         subsequent to May 9, 2000 and 66.6% of
                                         asset management fees paid to Partners
                                         from June 1, 2000 to closing: $660,000;
                                         reserve fund provided by a municipality
                                         for construction of improvements to 5th
                                         and Marshall Garage, in Richmond,
                                         Virginia: $2.3 million; prior Pecanland
                                         Mall outlot sale: $530,000; the
                                         Company's share of estimated closing
                                         costs (maximum $2.0 million); and legal
                                         and accounting fees and miscellaneous
                                         costs and adjustments: $1.0 million. Of
                                         the approximately $199 million, it is
                                         expected that approximately $74 million
                                         will be in cash and approximately $125
                                         million will be from the assumption or
                                         repayment of mortgage indebtedness on
                                         the Properties. The Company is in the
                                         process of exploring uses for the net
                                         cash proceeds to be received,
                                         including, without limitation:
                                         investment in real estate or non-real
                                         estate assets or businesses;
                                         implementing or continuing a common or
                                         preferred share repurchase or similar
                                         program; distributing such net proceeds
                                         to the Beneficiaries, including, but
                                         not necessarily limited to, amounts
                                         required to satisfy certain REIT
                                         distribution requirements resulting
                                         from previous asset sales and net
                                         income in 2000, if any; and making new
                                         investments, including investments in
                                         real estate mortgage investment
                                         conduits within the meaning of Section
                                         860D of the Code ("REMICs") to generate
                                         REIT-qualified income while maintaining
                                         liquidity.



PLANS FOR THE COMPANY AFTER THE
ASSET SALE                               The Company's long-term economic goal
                                         is to increase the per share net asset
                                         value of the Company at the highest
                                         possible rate, without undue risk. The
                                         Company continues to monitor the
                                         benefits of, and the restrictions
                                         imposed by, maintaining its REIT
                                         status. The Company presently desires
                                         and intends to maintain its status as a
                                         REIT for federal income tax purposes
                                         but, if appropriate, would consider
                                         other organizational structures. The
                                         Company has explored various
                                         acquisition, investment and business
                                         combination transactions and will most
                                         likely continue to explore such
                                         transactions. These transactions may
                                         include, without limitation, the
                                         acquisition of assets in exchange for
                                         securities of the Company and business
                                         combination transactions in which the
                                         Company is not the surviving entity.
                                         These transactions may also directly
                                         involve existing shareholders of the
                                         Company or entities in which such
                                         shareholders have significant
                                         interests. Ongoing discussions
                                         regarding such transactions are
                                         preliminary and numerous business,
                                         legal and tax-related issues must be
                                         resolved to assess the feasibility of
                                         any such transactions. There can be no
                                         assurance that any of these discussions
                                         will lead to any of such transactions
                                         subsequent to the Asset Sale.



                                         The Company is not aware of
                                         understandings or determinations, other
                                         than as disclosed in this Proxy
                                         Statement, as to the general direction
                                         of the Company after the Asset Sale.
                                         Determinations concerning material
                                         matters with respect to the Company
                                         will be made by the current Board of
                                         Trustees or its Executive Committee.
                                         The Board of Trustees has not
                                         determined whether or not to change the
                                         investment policies of the Company
                                         concerning the types of assets in which
                                         it will make investments; however, the
                                         investment authority of the Trustees
                                         set forth in the Declaration of Trust
                                         was amended at the 1999 Special Meeting
                                         of Shareholders to modify the Trustees'
                                         prior investment limitations. Certain
                                         members of the Board of Trustees are
                                         principals in Gotham, Apollo and
                                         Magten, and those individuals, as
                                         Trustees, have taken part in
                                         discussions about the post-sale
                                         operations of the Company. The Company
                                         does not plan to hire a full-time Chief
                                         Executive Officer after the Asset Sale.



                                         After the Asset Sale, the Asset
                                         Management Agreement will provide,
                                         among other things, for the management
                                         by Partners of the real estate
                                         properties remaining in the Company for
                                         a period of two years for an annual fee
                                         of $250,000, and that the Executives
                                         shall cease to be officers of the
                                         Company.


CONDITIONS TO THE CLOSING                The Asset Sale is contingent upon,
                                         among other things, the consent of the
                                         Beneficiaries, the receipt of estoppel
                                         certificates from shopping center and
                                         office tenants, parking facility net
                                         lessees and lessors under three ground
                                         leases and other customary conditions.

THE CLOSING                              If the conditions to closing the Asset
                                         Sale are satisfied, the closing is
                                         expected to take place during December
                                         2000 (the "Closing Date").


TAX CONSEQUENCES OF THE ASSET SALE       The Asset Sale will have federal income
                                         tax consequences for both the Company
                                         and the Beneficiaries as described in
                                         "Proposal Two: Consent to the Asset
                                         Sale -- Federal Income Tax Consequences
                                         of the Asset Sale."


NO DISSENTERS' RIGHTS                    Under Ohio law, the Beneficiaries do
                                         not have dissenters' rights to receive
                                         payment for their Shares as a result of
                                         the Asset Sale.

REQUIRED VOTE FOR PROPOSAL               The affirmative vote of the holders of
                                         a majority of the outstanding Shares as
                                         of the Record Date is required to
                                         consent to the Asset Sale.

VOTING AGREEMENTS                        Gotham, which beneficially owns
                                         approximately 14.15% of the Shares and
                                         Apollo, which beneficially owns
                                         approximately 7.25% of the Shares, have
                                         each entered into agreements with
                                         Purchaser pursuant to which they have
                                         agreed to vote to consent to the Asset
                                         Sale. In addition, Magten, which
                                         beneficially owns approximately 11.19%
                                         of the Shares, has agreed to vote the
                                         Shares with respect to which it has
                                         voting control to consent to the Asset
                                         Sale.


RECOMMENDATION OF THE BOARD OF
TRUSTEES The Board of Trustees has unanimously recommended that the Beneficiaries consent to the Asset Sale. In light of his affiliation with Purchaser (of which the Board was apprised), Daniel Friedman, a former member of the Board of Trustees and a principal of Purchaser, did not participate in the Board deliberations or approval with respect to the Asset Sale.



PROPOSALS THREE AND FOUR: AMENDMENTS TO THE DECLARATION OF TRUST


PROVISIONS TO BE AMENDED                 The provisions of Sections 11.19, 12.2
                                         and 2.8 of the Declaration of Trust are
                                         proposed to be amended (the
                                         "Amendments") by shareholder vote.


PROPOSAL THREE: REIT QUALIFICATION       The Declaration of Trust currently
                                         provides for shareholder approval in
                                         order for the Trustees to take an
                                         action or actions that would result in
                                         the Company being prevented from
                                         qualifying or continuing to qualify as
                                         an REIT. The Amendments would eliminate
                                         the requirement of shareholder approval
                                         with respect to such action or actions.



PROPOSAL FOUR: DISPOSITION OF
PROPERTY The Declaration of Trust provides that shareholder approval is required with respect to the sale of 50% or more of the property of the Company. The Amendments would eliminate the requirement of shareholder approval for the disposition of property of the Company.

RISKS OF THE AMENDMENTS                  The amendment eliminating the
                                         requirement of shareholder approval in
                                         order for the Trustees to take an
                                         action or actions that would result in
                                         the Company being prevented from
                                         qualifying or continuing to qualify as
                                         an REIT would have the effect of
                                         permitting the Board of Trustees,
                                         without approval of the shareholders,
                                         to take an action which would prevent
                                         the Trust from qualifying as a REIT.
                                         The amendment eliminating the
                                         requirement of shareholder approval for
                                         the disposition of property of the
                                         Company would have the effect of
                                         permitting the Board of Trustees,
                                         without approval of the shareholders,
                                         to sell any or all property of the
                                         Company, including properties purchased
                                         with the proceeds of the Asset Sale or
                                         otherwise acquired prior or subsequent
                                         to the Asset Sale.



EFFECTIVENESS OF THE AMENDMENTS          In the event that Proposal Two is
                                         approved, the Amendments proposed in
                                         Proposal Three and Proposal Four, if
                                         also approved, would take effect upon
                                         consummation of the Asset Sale. In the
                                         event that Proposal Two is not approved
                                         or the Asset Sale does not occur, the
                                         Amendments proposed in Proposal Three
                                         and Proposal Four would not become
                                         effective, whether or not they were
                                         approved. The Company intends to
                                         consummate the Asset Sale upon the
                                         approval of Proposal Two, whether or
                                         not Proposal Three or Proposal Four are
                                         approved.



RECOMMENDATION OF THE BOARD OF
TRUSTEES The Board of Trustees unanimously recommends that the Beneficiaries approve the Amendments set forth in Proposal Three and Proposal Four.



           RISKS RELATING TO PROPOSAL TWO: CONSENT TO THE ASSET SALE



THE ASSET SALE WILL SUBSTANTIALLY REDUCE THE COMPANY'S REAL ESTATE PROPERTIES AND MAY ADVERSELY AFFECT ITS ABILITY TO MAINTAIN ITS REIT STATUS



     The Asset Sale will reduce the Company's real estate properties to an office building in Indianapolis, Indiana and a shopping center in Little Rock, Arkansas. As a result, the Asset Sale will limit the Company's flexibility to engage in non-real estate related activities without adversely affecting its REIT status. Among the other assets of the Company subsequent to the Asset Sale will be the Company's $10 million investment in the preferred stock of HQ Global Workplaces, Inc., which is expected to qualify as a Taxable REIT Subsidiary under the Code provisions effective January 1, 2001.



     By virtue of the income generated by its real estate assets and the gains it will recognize on the sale of the Properties, including the sale of the Huntington Garage, the Company believes that it will maintain its qualification as a REIT for 2000 and 2001. This belief with respect to 2001, however, is further based upon the assumption that there will not be a meaningful change during 2001 in the amount or composition of the Company's assets as they exist immediately following the Asset Sale. If the Company were to invest in additional non-real estate assets after the Asset Sale, the Company might not qualify as a REIT in 2001. The Company has no specific plans to invest in additional non-real estate assets that would cause the Company to lose its REIT status in 2001. See "Plans for the Company after the Asset Sale," below.

     The Company does not know whether it will continue to qualify as a REIT after 2001. In order for the Company to qualify as a REIT after 2001, it would have to implement affirmative strategies to do so, which may include, but not be limited to: acquisition of real estate businesses or assets; distribution of cash to shareholders; share repurchases; and acquisition of an unspecified amount of interests in REMICs (i.e., real estate mortgage investment conduits within the meaning of Section 860D of the Code).



     If the Company were to fail to qualify as a REIT, it would be subject to federal income taxation as if it were a domestic corporation (i.e., its income would be subject to a corporate level tax), and the Beneficiaries would be taxed on distributions from the Company in the same manner as shareholders in ordinary corporations (i.e., the distributions generally would be ordinary income). In addition, the Company would not be required to distribute to its shareholders, as dividends, 95% of its taxable income. Furthermore, if the Company had significant net taxable income, it could be subject to potentially significant corporate income tax liabilities, and, therefore, the amount of cash available for distribution to the Beneficiaries would be reduced or eliminated and the liquidity and results of operations could be negatively impacted. As an additional consequence of losing its REIT status, the Company could not re-elect REIT status for the four taxable years following the year during which qualification is lost, and would permanently lose its grandfathered status as a "stapled" REIT.



     If the Company were to lose its REIT status, it is not anticipated that there would be, as a result, a significant negative impact on its capital resources.



     Additionally, if the Company were to fail to qualify as a REIT, it might lose its listing on the New York Stock Exchange. See "Failure to maintain its REIT status may cause the Company to lose its New York Stock Exchange listing," below.



RISKS ASSOCIATED WITH INVESTMENT IN REMICS



     As discussed above, to maintain its REIT status after 2001, the Company may invest in REMICs. Depending on the Company's other investments, if any, at such time, the amount of the Company's investment in REMICs necessary to maintain REIT status could be substantial. A REMIC is a vehicle that issues multiclass mortgage-backed securities. Investing in REMICs involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of REMICs differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility of prepayments of principal. The Company may fail to recoup fully its investment in REMICs notwithstanding any direct or indirect governmental agency or other guarantee. REMICs may also be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


REPLACEMENT ASSETS, IF ANY, MAY NOT PROVIDE GREATER VALUE


     If any or all of the net proceeds of the Asset Sale are applied to the acquisition of replacement assets, there can be no assurance that the replacement assets will provide greater returns to the Company and the shareholders than the Properties to be sold.



FAILURE TO MAINTAIN ITS REIT STATUS MAY CAUSE THE COMPANY TO LOSE ITS NEW YORK STOCK EXCHANGE LISTING



     If the Company were to fail to qualify as a REIT, it might lose its listing on the New York Stock Exchange. Whether the Company would lose its NYSE listing would depend on the amount and composition of its assets, as well as many other factors, at the time it fails to qualify as a REIT. If, at the time it fails to qualify as a REIT, the Company's assets were substantially similar in amount to its assets following the Asset Sale, the Company would most likely lose its NYSE listing. On the other hand, if the Company had acquired significant additional assets, then the Company would most likely not lose its NYSE listing. In either event, if the Company loses its NYSE listing, the Company intends to have its shares listed on another national securities exchange, such as the American Stock Exchange. The Company believes that even if its assets at that time are substantially similar to its assets following the Asset Sale, it will qualify for listing on another national securities exchange.



INSIDER CONFLICTS OF INTEREST



     The Executives are the principals of Partners and are the managing members of Purchaser. In April 2000, the Executives, on behalf of the Purchaser, made a proposal to acquire the Company or a number of its real estate properties. The negotiation of that proposal ultimately resulted in the Sale Contract. The Executives had a conflict of interest during the negotiations which culminated in the Sale Contract, as the Executives had gained knowledge through their employment with the Company regarding the properties that were the subject of the Radiant purchase proposal and were negotiating on behalf of Purchaser, and it was in their best interest to obtain the price and terms for the sale most favorable to Purchaser. This was in conflict with the interests of the Company, which desired to obtain the price and terms for the sale most favorable to the Company. On the other hand, each of the Representatives of the Company who conducted the negotiations with Purchaser on behalf of the Company has extensive experience in the real estate industry and was a member of the Executive Committee of the Board, to which approval of all dispositions and financings of the Company's real estate properties had been delegated by the Board. Each of the Representatives was knowledgeable regarding the real estate properties of the Company. Other than Mr. Friedman, none of the Trustees of the Company, including the Representatives, or their affiliates had an interest in, or a relationship with, Purchaser or any of its affiliates.



NO FAIRNESS OPINION OR INDEPENDENT APPRAISALS WERE OBTAINED IN CONNECTION WITH THE ASSET SALE



     No fairness opinion from an independent professional advisor to the Company was obtained in connection with the Asset Sale, nor were independent appraisals of the Properties obtained in connection with the Asset Sale. In connection with its approval of the Sale Contract, the Board determined not to retain a third party to render a fairness opinion or obtain independent property appraisals regarding the Asset Sale because it (i) believed that the Company had ample opportunity to determine the fair market value of the Properties by widely marketing the Properties and the Company for an extended period of time and (ii) the Board desired to avoid the expense of a fairness opinion. The Board of Trustees of the Company is comprised of persons with extensive experience in the real estate industry.



RISKS RELATING TO PROPOSALS THREE AND FOUR: THE AMENDMENTS TO THE DECLARATION OF
                                     TRUST



RISKS OF THE PROPOSAL THREE AMENDMENT



     The amendment eliminating the requirement of shareholder approval in order for the Trustees to take an action or actions that would result in the Company being prevented from qualifying or continuing to qualify as an REIT would have the effect of permitting the Board of Trustees, without approval of the shareholders, to take an action which would prevent the Trust from qualifying as a REIT.



     Subsequent to the Asset Sale, the Board of Trustees may determine that it is in the best interest of the Trust to dispose of part or all of the remaining properties of the Trust, to make certain investments that do not enhance the REIT qualification of the Trust, or to determine not to make certain other investments for the purpose of generating REIT-qualified income. These or other actions may be deemed to be actions which cause the Trust to fail to qualify as a REIT for federal income tax purposes. In the event that the Company was no longer a REIT, among other consequences, the Company would no longer be required to distribute to its shareholders, as dividends, 95% of its taxable income. See "Risks Relating To Proposal Two: Consent to the Asset Sale," above.

RISKS OF THE PROPOSAL FOUR AMENDMENT



     The amendment eliminating the requirement of shareholder approval for the disposition of property of the Company would have the effect of permitting the Board of Trustees, without approval of the shareholders, to sell, exchange, transfer or dispose of any or all property of the Company, in one or more transactions, which may or may not be related, including properties purchased with the proceeds of the Asset Sale or otherwise acquired prior or subsequent to the Asset Sale.



     Subsequent to the Asset Sale, the Board of Trustees may determine that it is in the best interest of the Trust to dispose of part or all of the remaining properties of the Trust. These or other actions may be deemed to be actions which cause the Trust to fail to qualify as a REIT for federal income tax purposes. In the event that the Company was no longer a REIT, among other consequences, the Company would no longer be required to distribute to its shareholders, as dividends, 95% of its taxable income. See "Risks Relating To Proposal Two: Consent to the Asset Sale," above.



                       PROPOSAL ONE: ELECTION OF TRUSTEES


     Under the Amended and Restated Declaration of Trust of the Company, the Board of Trustees is divided into three classes, with each class as nearly equal in number to the other classes as possible. The term of office of each class expires in successive years. Accordingly, at each annual meeting, successors to the Trustees whose terms expire at that meeting are elected to three-year terms. Any vacancy occurring in a class of Trustees may be filled by a majority vote of the Trustees remaining in office, effective for the remainder of the term for such class.


     The Board of Trustees is currently comprised of nine Trustees and is divided into three classes known as Class I, II and III whose terms expire in 2000, 2001 and 2002, respectively. The authorized number of Trustees has been fixed at 15 by the shareholders and the authorized size of each class has been fixed at five members. Class II is currently comprised of five members. Classes I and III are currently comprised of two members and three vacancies in each Class. See "--Remaining Trustees," below.


NOMINEES


     Talton R. Embry and Steven S. Snider are the current Trustees whose terms as members of Class I of the Board of Trustees will expire at the Meeting. Mr. Embry was appointed by the Board of Trustees in September 2000 to fill a vacancy in Class I. Mr. Snider was elected by shareholders as a Class I Trustee in 1998. Messrs. Friedman and Shuchman, formerly Class I Trustees, resigned as Class I Trustees effective in September 2000.


     Talton R. Embry and Steven S. Snider are nominees for election as Class I Trustees at the Meeting (the "Board's Nominees"), to serve for a term of three years expiring at the 2003 annual meeting, upon the election of successors. While the Trustees do not anticipate that any of the Board's Nominees will be unable to serve, if any is not available for election, proxies may be voted for a substitute as well as for the other persons named.

     The Board of Trustees recommends a vote FOR the election of Messrs. Embry and Snider as Trustees, to serve for a term of three years expiring at the 2003 annual meeting, upon the election of successors.


                                             PRINCIPAL OCCUPATIONS,                  PERIOD OF SERVICE   EXPIRATION
       NAME AND AGE                   BUSINESS EXPERIENCE AND AFFILIATIONS              AS TRUSTEE        OF TERM
       ------------          ------------------------------------------------------  -----------------   ----------
CLASS I
Talton R. Embry (53)         Mr. Embry has been the Chairman of Magten Asset          September 2000        2000
                             Management Corp. ("Magten"), a private investment        to Date
                             management company, since 1998, where he is the chief
                             investment officer for Magten's clients. Mr. Embry has
                             been associated with Magten in various capacities
                             since 1978. Mr. Embry is also a director of Imperial
                             Parking Corporation ("Impark"), Anacomp, Inc., Salant
                             Corporation and BDK Holdings, Inc.
Steven S. Snider (43)        Mr. Snider has been a senior partner at Hale and Dorr    June 1998 to          2000
                             LLP ("Hale and Dorr"), a law firm, since June 1988 and   Date
                             a junior partner from June 1985 to June 1988.


REMAINING TRUSTEES

     In September 2000, Mr. Berkowitz resigned as a Class II Trustee, Mr. Klafter resigned as a Class III Trustee and Mr. Citrin was appointed a Class II Trustee by the Board of Trustees. Ms. Tighe and Messrs. Garchik and Williams have tendered their resignations as Class II Trustees effective upon the adjournment of the Meeting. After the Meeting, there will be six Trustees with two in each of the three Classes. The Trustees other than the Class I Trustees nominated for election at the Meeting, whose terms of office as Trustee will continue after the Meeting and will expire in the year set forth opposite his name, upon the election and qualification of his successor, and certain additional information with respect to each of them, are as follows:


                                 PRINCIPAL OCCUPATIONS,            PERIOD OF SERVICE   EXPIRATION
    NAME AND AGE          BUSINESS EXPERIENCE AND AFFILIATIONS        AS TRUSTEE        OF TERM
    ------------       ------------------------------------------  -----------------   ----------
CLASS II
William A. Ackman      Mr. Ackman has been Chairman of the Board   June 1998 to Date      2001
  (34)                 of Trustees of the Company since June
                       1998. Since January 1, 1993, through a
                       company he owns, Mr. Ackman has served as
                       co-investment manager of three investment
                       funds: Gotham Partners L.P. ("Gotham LP"),
                       Gotham Partners III, L.P. ("Gotham III
                       LP") and Gotham International Advisors,
                       L.L.C., a Delaware limited liability
                       company ("GIA"). Mr. Ackman has been
                       Chairman and a director of Impark from
                       March 2000 to present.
Jeffrey B. Citrin      Mr. Citrin has been President of Blackacre  September 2000 to      2001
  (42)                 Capital Management LLC, a private fund      Date
                       engaged in real estate investment, since
                       1994.

                                 PRINCIPAL OCCUPATIONS,            PERIOD OF SERVICE   EXPIRATION
    NAME AND AGE          BUSINESS EXPERIENCE AND AFFILIATIONS        AS TRUSTEE        OF TERM
    ------------       ------------------------------------------  -----------------   ----------
CLASS III
Daniel J. Altobello    Mr. Altobello has been a partner in         June 1998 to Date      2002
  (59)                 Ariston Investment Partners, a consulting
                       firm, since October 1995. Mr. Altobello
                       was Chairman of the Board of ONEX Food
                       Services, Inc., an airline catering
                       company from October 1995 to January 2000.
                       Mr. Altobello was the Chairman, President
                       and Chief Executive Officer of Caterair
                       International Corporation, an airline
                       catering company, from November 1989 until
                       October 1995. Mr. Altobello is a member of
                       the Board of Directors of ONEX Food
                       Services, Inc., American Management
                       Systems, Inc., Colorado Prime, Inc., Care
                       First, Inc., Care First of Maryland, Inc.,
                       Mesa Air Group, Inc., World Airways, Inc.,
                       Sodexho Marriott Services, Inc., Atlantic
                       Aviation Holdings, Thayer Capital Partners
                       and Friedman, Billings and Ramsey, Inc.
William A. Scully      Mr. Scully has been Vice Chairman of the    October 1998 to        2002
  (39)                 Board of Trustees of the Company since      Date
                       November 1998. Mr. Scully has been a
                       partner of Apollo Real Estate Advisors II,
                       L.P. ("Apollo") since 1996 and is
                       responsible for new investments and
                       investment management. Mr. Scully has been
                       a director of Impark from March 2000 to
                       present. From 1994 to 1996, Mr. Scully was
                       a Senior Vice President of O'Connor
                       Capital, Inc., the general partner of The
                       Argo Funds, and the Director of
                       Acquisitions for The Argo Funds. From 1993
                       to 1994, Mr. Scully directed private
                       investment activities for entities related
                       to Clark Construction and The Carlyle
                       Group, primarily in land development
                       projects in suburban Washington, D.C. Mr.
                       Scully was a member of GE Capital's
                       portfolio acquisitions group from 1991 to
                       1993.

                            COMPENSATION OF TRUSTEES

     Trustees, other than Messrs. Ackman, Berkowitz, Friedman, Klafter, Shuchman and Scully, received in May 1999 for Board service an annual retainer fee of 2,500 restricted Shares. In addition, during 1999 they were paid an attendance fee of $1,500 for each Board or committee meeting attended in person and a $500 fee for each Board or committee meeting attended telephonically. The restrictions on the Shares granted to the Trustees in May 1999 will be removed as of the Meeting in accordance with the 1999 Share Option Plan for Trustees.

                       ORGANIZATION OF BOARD OF TRUSTEES

     The Board of Trustees held 11 meetings during 1999. Each of the present Trustees attended at least 75% of the aggregate of the meetings of the Board and the committees of the Board on which he or she served. The Board has standing Audit, Compensation and Nominating Committees.

AUDIT COMMITTEE

     The Audit Committee is comprised entirely of Trustees who are not employees of the Company. The Committee recommends to the Board the appointment of auditors to examine and report on the combined financial statements, reviews with the independent auditors the arrangements for and results of the audit engagement, reviews the independence of the auditors, considers the range of audit and non-audit fees and reviews the Company's system of internal accounting controls. The members of the Audit Committee are Daniel J. Altobello (Chairman), Steven S. Snider and James A. Williams. The Audit Committee held two meetings during 1999.

NOMINATING COMMITTEE

     The Nominating Committee is responsible for recommending nominees to the Board of Trustees to fill vacancies on the Board of Trustees and for evaluating shareholder nominees for election as Trustees. The members of the Nominating Committee are James A. Williams (Chairman), Stephen J. Garchik, Daniel Shuchman and Mary Ann Tighe. The Nominating Committee did not meet during 1999.

COMPENSATION COMMITTEE

     The Compensation Committee was formed on February 9, 1999 and held one meeting during 1999. The Compensation Committee is responsible for making recommendations to the Board of Trustees regarding matters of employee and officer compensation and overseeing of the administration of benefit plans of the Trust. From June 3, 1998 through the date the Compensation Committee was formed, the Board of Trustees was responsible for the hiring and compensation of the Trust's executives. The members of the Compensation Committee are Daniel J. Altobello (Chairman), William A. Ackman and James A. Williams.

                  SECURITY OWNERSHIP OF TRUSTEES AND OFFICERS
                         AND CERTAIN BENEFICIAL OWNERS

     The table below sets forth, with respect to Trustees, nominees for Trustee, certain named executive officers, and all Trustees and executive officers as a group, information relating to their beneficial ownership of Shares as of August 31, 2000:


                                                        AMOUNT AND NATURE
             NAME OF BENEFICIAL OWNER               OF BENEFICIAL OWNERSHIP(1)    PERCENT
             ------------------------               --------------------------    -------
TRUSTEES
     William A. Ackman(2).........................           5,841,233            14.15%
     Daniel J. Altobello(3).......................               4,500                 *
     David P. Berkowitz(2)........................           5,841,233            14.15%
     Daniel P. Friedman (also an Executive
       Officer)(4)................................             348,983                 *
     Stephen J. Garchik(3,5)......................               7,500                 *
     David S. Klafter(5,6)........................                   0                --
     William A. Scully(7).........................                   0                --
     Daniel Shuchman(5,6).........................                   0                --
     Steven S. Snider(3)..........................               7,500                 *
     Mary Ann Tighe(3,5)..........................               7,500                 *
     James A. Williams(3,5,8).....................              21,500                 *
NOMINEES/TRUSTEES
     Jeffrey Citrin(9)............................               7,970                 *
     Talton Embry(10,16)..........................           5,801,070            14.06%
EXECUTIVE OFFICERS
     Anne N. Zahner(11)...........................             156,744                 *
     David Schonberger(11)........................             156,744                 *
All Trustees, Nominees and Executive Officers
  (15 in number) as a group(12)...................          12,361,244            29.95%


---------------
 * Beneficial ownership does not exceed 1%

     The following table sets forth, according to publicly available information on file with the Securities and Exchange Commission (the "Commission") as of the dates indicated in the accompanying footnotes, except as otherwise indicated, information concerning each person known by the Company to be the beneficial owner of more than 5% of the Shares:


                                                     AMOUNT AND NATURE
                                                       OF BENEFICIAL
    NAME AND ADDRESS OF BENEFICIAL OWNER               OWNERSHIP(13)              PERCENT
    ------------------------------------             -----------------            -------
Gotham Partners, L.P.(14)....................            5,841,233                14.15%
Gotham International Advisors, L.L.C
Gotham Partners III, L.P.
110 East 42nd Street
New York, New York 10017
Apollo Real Estate Investment Fund II,
  L.P.(15)...................................            2,990,379                 7.25%
Apollo Real Estate Advisors, L.P.
1301 Avenue of the Americas
New York, New York 10019
Magten Asset Management Corp.(16)............            4,619,690                11.19%
35 East 21st Street
New York, New York 10010
Snyder Capital Management, L.P.(17)..........            4,519,000                10.95%
Snyder Capital Management, Inc.
350 California Street Suite 1460
San Francisco, California 94104


---------------

 (1) Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner if he has or shares voting power or investment authority in respect of such security or has the right to acquire beneficial ownership within 60 days. The amounts shown in the above table do not purport to represent beneficial ownership except as determined in accordance with this Rule. Each Trustee and executive officer has sole voting and investment power with respect to the amounts shown or shared voting and investment powers with his or her spouse, except as indicated below.

 (2) Mr. Ackman is the President of Karenina Corporation, a general partner of Section H Partners ("Section H") and Mr. Berkowitz is the President of DPB Corporation ("DPB"), a general partner of Section H. Section H is the sole general partner of Gotham LP and Gotham III LP. Accordingly, Mr. Ackman, Mr. Berkowitz, Karenina Corporation, DPB and Section H may be deemed beneficial owners of Shares owned by Gotham LP and Gotham III LP. Gotham International Advisors, L.L.C., a Delaware limited liability company ("GIA"), has the power to vote and dispose of the Shares held for the account of Gotham Partners International, Limited, a Cayman exempted company ("Gotham International"), and accordingly, may be deemed the beneficial owner of such Shares. Mr. Ackman and Mr. Berkowitz are senior managing members of GIA and may be deemed beneficial owners of Shares owned by Gotham International. For purposes of this table, all of such ownership is included. The address of Messrs. Ackman and Berkowitz is c/o Gotham Partners L.P., 110 East 42nd Street, New York, New York 10017.

 (3) Includes 2,500 share awards ("Share Awards") granted to each of Mr. Altobello, Mr. Garchik, Mr. Snider, Ms. Tighe and Mr. Williams (each, a "Grantee") under the Trust's 1999 Share Option Plan for Trustees, pursuant to which such Share Awards will generally become vested on the day immediately prior to the Meeting if the Grantee is still a member of the Board of Trustees at such time. Each Grantee currently has voting and dividend rights with respect to such Share Awards.

 (4) Includes 313,735 Shares that Mr. Friedman has the vested right to acquire through the exercise of options.

 (5) Mr. Klafter, Mr. Shuchman, Ms. Tighe and Mr. Williams are limited partners of Gotham LP and Mr. Garchik is a limited partner of the general partner of Gotham LP. As such, they have no right to vote or dispose of any Shares held by Gotham LP, and therefore do not beneficially own any Shares held by Gotham LP.

 (6) Mr. Klafter and Mr. Shuchman are limited partners of Section H and members of GIA. As limited partners of Section H, Mr. Klafter and Mr. Shuchman have no right to vote or dispose of any Shares held by Gotham LP or Gotham III LP and therefore do not beneficially own any Shares held by Gotham LP or Gotham III LP. As members of GIA, Mr. Klafter and Mr. Shuchman have no right to vote or dispose of any Shares held by Gotham International, and therefore do not beneficially own any Shares held by Gotham International.

 (7) Mr. Scully is a limited partner of Apollo. As a limited partner, he has no right to vote or dispose of any Shares held by Apollo, and therefore does not beneficially own any Shares held by Apollo.

 (8) Includes 4,200 shares that are owned through pension plans with respect to which Mr. Williams has sole voting power.


 (9) Includes 1,527 Shares owned directly and 3,809 Shares owned by minor children. Also includes 2,634 Shares owned by spouse, beneficial ownership of which is disclaimed. Mr. Citrin is President of Blackacre Capital Management LLC, which may be deemed to be under common control with Cerberus Partners L.P. Cerberus Partners L.P. and its affiliates beneficially own 1,769,615 Shares, in accordance with information provided by Mr. Citrin, beneficial ownership of which is disclaimed by Mr. Citrin.


(10) According to a Report of Changes in Beneficial Ownership on Form 4 filed by Mr. Embry for July 2000, at July 31, 2000, Mr. Embry was deemed to beneficially own 5,801,070 Shares. As the Chairman of Magten, Mr. Embry is deemed to beneficially own all of the Shares beneficially owned by Magten. He also beneficially owns additional Shares with respect to which he has sole voting and investment power.

(11) Includes 156,744 Shares which each of Mr. Schonberger and Ms. Zahner has the vested right to acquire through the exercise of options.

(12) Includes a total of 639,723 Shares, which are referenced in the first sentence of footnotes 4 and 9 and a total 12,500 Share Awards, which are referenced in footnote 3.

(13) Pursuant to Rule 13d-3 of the Exchange Act, a person is deemed to be a beneficial owner if he has or shares voting power or investment authority in respect of such security or has the right to acquire beneficial ownership within 60 days. The amounts shown in the above table do not purport to represent beneficial ownership except as determined in accordance with this Rule.

(14) The Company obtained the information regarding these holders from an amendment to Schedule 13D filed with the Commission on July 16, 1999 and from Gotham LP. Gotham LP has sole voting and investment power with respect to 4,331,121 Shares, GIA has shared voting and investment power with respect to 1,431,664 Shares and Gotham III LP has sole voting and investment power with respect to 78,448 Shares.

(15) The Company obtained the information regarding these holders from a
     Schedule 13D filed with the Commission on July 28, 1998. These holders have shared voting and investment power with respect to all Shares indicated.

(16) The information regarding Magten is as of December 31, 1999 and was obtained from a Schedule 13G filed with the Commission on March 10, 2000. Magten was deemed to beneficially own 4,619,690 Shares. Magten has shared investment power with respect to all of these Shares and has shared voting power with respect to 3,609,610 of these Shares.

(17) The information regarding these holders is as of December 31, 1999 and was obtained from an amendment to Schedule 13G filed with the Commission on February 15, 2000. These holders have shared voting power with respect to 4,032,340 Shares and shared investment power with respect to 4,519,000 Shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


GOTHAM'S PARTICIPATION IN BRIDGE LOAN



     In July 1998, Gotham LP and Gotham III LP funded $15 million of a $90 million original principal amount bridge loan (the "Bridge Loan") to the Company that was needed to fund a tender offer to repurchase the Company's 8 7/8% Senior Notes Due 2003 (the "Senior Notes"). Gotham LP and Gotham III LP, together with its affiliate Gotham International Advisors LLC, beneficially own 14.15% of the Shares. William A. Ackman and David P. Berkowitz indirectly control and have a pecuniary interest in each of the foregoing Gotham entities.



     In January 1999, the Bridge Loan, was amended to:


     - extend the maturity of the Bridge Loan to August 11, 1999,

     - incorporate certain covenants from another credit facility into the Bridge Loan, and

     - modify the Company's obligation to conduct a rights offering to raise funds to repay all amounts outstanding under the Bridge Loan.


     In consideration for these amendments, the Company:



     - paid the lenders under the Bridge Loan a fee of $300,000,



     - increased the interest rate on the Bridge Loan from 9.875% to 12% per annum, and



     - paid the lenders under the Bridge Loan additional fees totaling $1,508,700 in 1999, which fees were determined based upon the outstanding principal balance of the Bridge Loan on various dates.



     The lenders under the Bridge Loan and the Company subsequently agreed to require the Company to reduce the outstanding principal balance under the Bridge Loan to less than approximately $38 million by May 15, 1999 and to allow $9 million of the net proceeds from the Company's proposed rights offering to be used to repay amounts outstanding under another credit facility. This $9 million portion of the Bridge Loan then bore interest at 15% per annum.



     The Bridge Loan was repaid in full in July 1999. During 1999, a total of $5.2 million was paid as interest on the Bridge Loan, of which $934,426 was paid to Gotham LP and Gotham III LP as lenders under the Bridge Loan. During 1999, a total of $1,808,700 in fees were paid to the lenders in connection with the Bridge Loan, of which $268,117 was paid to Gotham LP and Gotham III LP.



STANDBY PURCHASE COMMITMENTS WITH GOTHAM



     In August 1998, the Company obtained standby purchase commitments from Gotham LP and Gotham III LP in connection with the rights offering conducted to repay the Bridge Loan.



     In April 1999, the Company amended its standby purchase commitments with Gotham LP and Gotham III LP. Among other things, the parties agreed that:



     - Gotham Partners International, Ltd. ("Gotham International") would be added as another standby purchaser. William A. Ackman and David P. Berkowitz indirectly control and have a pecuniary interest in Gotham International,



     - the Company would conduct a rights offering for at least $20 million (the "First Offering") and for which the standby purchasers would "standby" to purchase up to such number of Shares that would result in gross proceeds to the Company of the lesser of $50 million and the amount of gross proceeds from the First Offering,



     - the Company would pay Gotham LP, Gotham III LP and Gotham International (collectively, "Gotham") an aggregate standby purchaser fee equal to $1,800,000 upon the execution of such amendments,

     - the standby purchaser would have certain customary rights to terminate their respective obligations, and



     - the standby purchase commitments would expire August 11, 1999.



     Due to the success of the First Offering, the Company did not have to exercise its rights under the standby purchase commitments.



     In addition, in April 1999 Gotham agreed with the Company to standby purchase commitments in connection with a potential second rights offering. The Company, however, relieved Gotham of such obligations and no fees were paid to Gotham in connection with any second offering.



REGISTRATION RIGHTS AGREEMENT WITH GOTHAM



     Pursuant to the standby purchase commitments, a registration rights agreement ("Registration Rights Agreement") was entered into between the Company and Gotham in November 1999 which provided for the registration by the Company of Shares owned by Gotham at the expense of the Company. Under the Registration Rights Agreement, Gotham requested that the Company file a shelf registration statement relating to the offer and sale of all qualifying securities held by Gotham. Under the Registration Rights Agreement, the shelf registration statement was required to be filed on or before December 15, 1999. Gotham has extended such required filing date on numerous occasions and the Company is currently required to file such shelf registration statement on or before January 31, 2001. Should the Company fail to file the shelf registration statement by such date, absent a further extension by Gotham, it will likely be in breach of its obligations under the Registration Rights Agreement and Gotham will be entitled to seek specific performance by the Company and to pursue other legal and equitable remedies.



OTHER RELATIONSHIPS


     The Trust has engaged the law firm of Hale and Dorr to advise the Trust on certain matters. Steven S. Snider, a member of the Board of Trustees, is a senior partner at Hale and Dorr. In 1999, the Trust made $268,970 in payments to Hale and Dorr for services rendered.

     The Trust leases four of its parking facilities to a third party which is partially owned by an affiliate of Apollo. In 1999, the Trust received approximately $4.0 million in rent from this third party with respect to these properties.

     The Trust in December 1998 engaged Ackman-Ziff Real Estate Group LLC ("Ackman-Ziff") to arrange for mortgage financing on several properties of the Trust. Lawrence D. Ackman, who is the father of William A. Ackman, is an equity owner of Ackman-Ziff. The Board of Trustees was informed of the aforementioned family relationship in advance of the engagement of Ackman-Ziff by the management of the Trust. William A. Ackman did not participate in the decision of management with respect to the engagement of Ackman-Ziff by the Company. In 1999, $609,952 in fees were paid to Ackman-Ziff.


     The related party transactions described above, including without limitation, the Bridge Loan, the standby purchase commitments, the Registration Rights Agreement, the engagement of Hale and Dorr for legal services, the leasing of four parking facilities to an affiliate of Apollo and the engagement of Ackman-Ziff for mortgage brokerage services were negotiated at arms length or were subject to competitive bidding and the Trust believes that the terms of such transactions were as favorable to the Trust as those that would have been obtained from unrelated third parties.

                             EXECUTIVE COMPENSATION

     The table below sets forth the plan and non-plan compensation awarded, paid or earned for services rendered to the Company during each of the last three years to or by the Chief Executive Officer during 1999 and each of the remaining highest compensated executive officers of the Trust at December 31, 1999.

                           SUMMARY COMPENSATION TABLE


                                                                                          LONG-TERM
                                           ANNUAL COMPENSATION                       COMPENSATION AWARDS
                             ------------------------------------------------   ------------------------------
                                                                                   SECURITIES          LTIP
                                                    BONUS      OTHER ANNUAL        UNDERLYING        PAYOUTS
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)(1)     ($)      COMPENSATION($)   OPTIONS/SHARES(#)      ($)
---------------------------  ----   ------------   --------   ---------------   -----------------   ----------
Daniel P. Friedman........   1999     $342,833                                        376,483
  President and Chief        1998       56,667                                      1,080,000
  Executive Officer                                                                                  $126,414

Anne N. Zahner............   1999     $201,667     $135,000                           125,494
  Executive Vice President   1998       33,333                                        360,000        $  9,062

David Schonberger.........   1999     $201,667     $135,000                           125,494
  Executive Vice President   1998       33,333                                        360,000

Brenda J. Mixson..........   1999     $226,000     $100,000
  Chief Financial Officer


---------------

(1)Amounts shown for 1998 salaries are for a two-month period commencing November 1998.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE IN CONTROL AGREEMENTS

EMPLOYMENT AGREEMENTS


     In November 1998, the Trust entered into a four-year employment agreement with Mr. Friedman. The agreement provided that he would be President and Chief Executive Officer of the Trust and that the Trust would use its reasonable best efforts to cause him to be elected to the Board of Trustees and its Executive Committee. Under the agreement, Mr. Friedman received an annual base salary of not less than $340,000, subject to annual review and increase by the Board of Trustees by at least 5% each year, health and welfare benefits and 1,080,000 stock options, as described in the Stock Option tables below. Mr. Friedman was also entitled to options to purchase additional Shares equal to 3% of the Shares issued by the Trust in connection with raising an additional $120 million of equity. Such options would have an exercise price equal to the purchase price of the Shares offered for sale. Additionally, the Trust agreed to pay Mr. Friedman long-term compensation as follows: one-third on the commencement of his employment, and one-third on the second and fourth anniversaries of the commencement of his employment.



     The Trust also entered into a four-year employment agreement with each of Mr. Schonberger and Ms. Zahner in November 1998. Mr. Schonberger and Ms. Zahner were Executive Vice Presidents of the Trust and received annual base salaries of not less than $200,000 each, subject to annual review and increase by the Board of Trustees by at least 5% each year, health and welfare benefits and 360,000 stock options, as described in the Stock Option tables below. Under each of their employment agreements, Ms. Zahner and Mr. Schonberger were also entitled to options to purchase additional Shares equal to 1% of the Shares issued by the Trust in connection with raising an additional $120 million of equity. Such options would have an exercise price equal to the purchase price of the Shares offered for sale. Additionally, the Trust agreed to pay Ms. Zahner long-term compensation as follows: one-third on the commencement of her employment, and one-third on the second and fourth anniversaries of the commencement of her employment.


     Each executive's employment could be terminated at any time; however, if the Trust were to terminate such executive's employment without cause, or if he or she terminated his or her employment for good reason or in the event of a "change in control," the Trust would be required to: (1) continue to pay his or her accrued but unpaid base salary and earned but unpaid bonuses and incentive compensation, (2) provide benefits for a period of two years, and (3) pay a lump sum equal to three times base salary, if the executive were terminated prior to 18 months from the commencement of his or her term, or a lump sum equal to two and a half times base salary, if the executive were terminated after 18 months from the commencement of his or her term.

     For purposes of the employment agreements, a "change in control" would have occurred if any of the following events occur:

     (A) An acquisition (other than directly from the Trust or any subsidiary, an employment benefit plan (in a trust forming a part thereof) maintained by the Trust or any subsidiary of the Trust, or any person in connection with such acquisition) of any voting securities of the Trust (treating all classes of outstanding voting securities or other securities convertible into voting securities as if they were converted into voting securities) by any person (other than Gotham LP, Apollo or any affiliate of Gotham LP or Apollo) immediately after which such person has beneficial ownership of 30% or more of the combined voting power of the Trust's then outstanding voting securities.

     (B) Six of the ten individuals who were appointed to the Board of Trustees after April 1, 1998 cease for any reason to be members of the Board; provided, however, that if the election, or nomination for election by the Trust's shareholders, of any new Trustee was approved by Mr. Friedman, such new Trustee shall, for purposes of the employment agreement, be considered as a member of the Board of Trustees who was appointed after April 1, 1998.

     (C) A merger, consolidation or reorganization involving the Trust, unless certain circumstances had occurred.

     Notwithstanding the foregoing, a change in control shall not be deemed to occur solely because any person acquired beneficial ownership of more than the permitted amount of the outstanding voting securities as a result of the acquisition of voting securities by the Trust which, by reducing the number of voting securities outstanding, increases the proportional number of Shares beneficially owned by such person, provided that if a change in control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Trust, and after such Share acquisition by the Trust, such person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by such person, then a change in control shall occur.


AMENDMENTS TO EMPLOYMENT AGREEMENTS



     In March 2000, the Trust amended the employment agreements of each of Messrs. Friedman and Schonberger and Ms. Zahner (each, an "Executive"). The amended agreements provided that after (i) the Impark spin-off and (ii) a sale or financing of Park Plaza Mall (the "Park Plaza Financing"), each Executive may terminate his or her employment with the Trust on or after June 1, 2000, and then shall be entitled to receive a severance payment from the Company of $1,001,000 for Mr. Friedman and $630,000 for each of Mr. Schonberger and Ms. Zahner. The Impark spin-off and the Park Plaza Financing have occurred and each Executive terminated his or her employment agreement and received the severance payment on or about June 1, 2000. The amended employment agreements also provided, among other things, that the options held by the Executives with exercise prices of $8.50 and $6.50 were canceled and that certain additional options granted in connection with the Rights Offering with an initial exercise price of $4.00 per share would become immediately exercisable and expire eight months after a termination of employment under certain circumstances. Prior to termination of employment, each Executive was permitted to invest in other businesses, provided that the Executive first offers such opportunity to the Trust. Finally, the amended employment agreements provided that (A) two of the Executives, Messrs. Friedman and Schonberger, would receive options to purchase shares of Impark and (B) the Trust would pay Ms. Zahner an additional cash payment of $110,000.



     For additional information with respect to Messrs. Friedman and Schonberger, Ms. Zahner and Radiant Partners LLC, see "Proposal Two: Consent to the Asset Sale -- The Parties: Purchaser," and " -- Interests of Management or Trustees in the Asset Sale," below.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                        VALUE AT ASSUMED
                           -------------------------------------------------------      ANNUAL RATES OF
                             NUMBER OF     % OF TOTAL                                     SHARE PRICE
                              SHARES        OPTIONS                                      APPRECIATION
                            UNDERLYING     GRANTED TO     EXERCISE                      FOR 10 YEARS(3)
                              OPTIONS      EMPLOYEES        PRICE       EXPIRATION   ---------------------
          NAME             GRANTED(1)(2)    IN 1999     PER SHARE($)       DATE       5%(#)        10%(#)
          ----             -------------   ----------   -------------   ----------   -------      --------
Daniel P. Friedman.......     376,483          60%          $3.69       11/2/2008      --           --
Anne N. Zahner...........     125,494          20%          $3.69       11/2/2008      --           --
David Schonberger........     125,494          20%          $3.69       11/2/2008      --           --
Brenda J. Mixson.........          --

---------------

(1) The options for Messrs. Friedman and Schonberger and Ms. Zahner were granted in accordance with each of their employment agreements based on the new equity raised from the Company's rights offering in May 1999. The options were issued under the 1994 Plan in the form of Incentive Stock Options to the maximum extent permitted by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Nonstatutory Stock Options. At the time of grant, the options had an exercise price of $4.00 per Share, representing the per Share issue price of the new equity. The options have a cost of capital feature, which provides that the exercise price will increase by 10% per annum, prorated monthly, and it will decrease by the amount of per share dividends or other distributions to shareholders; however, the increase in the exercise price will not begin until May 2, 2000. During 1999, dividends declared of $.31 per share reduced the original exercise price. The options become exercisable ratably over four years and expire after 10 years, based on options that were previously granted in 1998. Effective on May 17, 1999, the 1994 Plan was amended and restated and renamed the 1999 Long Term Incentive Plan.


(2) Effective June 1, 2000, in accordance with the provisions of their Employment Agreements, as amended, certain stock options held by the Executives were canceled and certain additional options granted in connection with the rights offering became immediately exercisable. See "Employment Contracts, Termination of Employment and Change in Control Agreements -- Amendments to Employment Agreements", above.


(3) The potential realizable value cannot be calculated because the amount of dividends or other distributions to shareholders, which decrease the per Share option price, are not determinable over the 10-year option life.

             AGGREGATED SHARE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES


                                                               NUMBER OF
                                                           SHARES UNDERLYING           VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                           SHARES                        AT FISCAL YEAR END(#)         AT FISCAL YEAR END($)
                          ACQUIRED         VALUE      ---------------------------   ---------------------------
        NAME           ON EXERCISE(#)   REALIZED($)   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE   EXERCISABLE
        ----           --------------   -----------   -------------   -----------   -------------   -----------
Daniel P. Friedman...                                   1,092,363       364,120       $299,305        $99,767
Anne N. Zahner.......                                     364,120       121,374       $ 99,767        $33,256
David Schonberger....                                     364,120       121,374       $ 99,767        $33,256
Brenda J. Mixson.....


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

APPROACH TO EXECUTIVE COMPENSATION


     The Compensation Committee's policy with respect to the compensation of executive officers is to pay cash and other compensation to attract and retain high quality executive officers. The compensation packages provided to the Chief Executive Officer and President and the Executive Vice Presidents (the "Executives") were the outcome of negotiations between the Trust and the individuals involved.



     In 1998, the Trust granted the three new members of management options at strike prices significantly above market, each with a cost of capital feature. It was provided that the strike prices of the options granted would increase by 10% per annum and would decrease by the amount of any dividends or distributions made to shareholders; however, the increase in the strike prices did not begin until May 2, 2000. Effective in March 2000, pursuant to amendments to their employment agreements, the foregoing options were canceled. See the discussion at "Employment Contracts, Termination of Employment and Change in Control Agreements -- Amendments to Employment Agreements."



     The Compensation Committee's policy is that a substantial portion of an executive officer's compensation is to be incentive based. That policy is reflected in the compensation packages provided to the Executives by the inclusion therein of stock options that were priced above the market price of the Trust's common shares on the date of the grant, which options would gain value only if the common shares of the Trust increased in value. The starting salaries of the Executives, as provided in their respective employment agreements, were not increased during the effectiveness of the agreements from November 1998 through termination of the agreements in June 2000, except for a 5% increase, effective November 1999, as required under the employment agreements. The salary amounts shown as being paid in 1998 to the Executives in the Summary Compensation Table were for a period of less than two months, as their employment commenced in November 1998. Mr. Friedman, as President and Chief Executive Officer of the Company, did not receive a performance bonus during 1998 or 1999. Mr. Schonberger and Ms. Zahner, as Executive Vice Presidents, received performance bonuses for their roles in administrating the successful sale and refinancing of numerous assets of the Trust, as directed by the Board of Trustees. Ms. Mixson, who served as Chief Financial Officer during 1999 and did not have an employment agreement with the Company, received a performance bonus of $100,000 during 1999. These cash bonuses compensated these individuals for superior individual performances in carrying out responsibilities assigned to them by the Board of Trustees.


     In 1999, the Trust granted to Messrs. Friedman and Schonberger and Ms. Zahner options at a strike price equal to the sales price of Shares in the rights offering, pursuant to provisions in their employment agreements that obligated the Trust to issue said options. Effective June 1, 2000, those options became immediately exercisable. See the information provided for the foregoing individuals in "Security Ownership of Trustees and Officers and Certain Beneficial Owners", above.


     The Compensation Committee believes that option compensation is generally only appropriate for those employees who can materially impact the value of the entire company. Otherwise, the Trust intends to compensate executives with cash bonuses based on an executive officer's performance in his or her particular area of responsibility. To the extent consistent with the general business goals of the Trust and its other compensation policies, the Board of Trustees and the Compensation Committee structure annual bonus and long-term incentive awards with the intention that compensation deductions attributable thereto would not be limited by Section 162(m) of the Code.


COMPENSATION OF CHIEF EXECUTIVE OFFICER

     During 1999, Mr. Friedman served as Chief Executive Officer and President pursuant to an employment agreement. See "Employment Contracts, Termination of Employment and Change in Control Agreements -- Employment Agreements" for further information. During the period of his employment in 1999, he received a base salary at the rate of $340,000 per annum that was increased to $357,000 per annum effective November 1999 and new options to purchase 376,483 Shares, which were to become exercisable ratably over four years and expire in 2008. Due to the amendment to the Employment Agreements and the termination of employment, effective June 1, 2000, Mr. Friedman held options to purchase 313,735 shares, exercisable immediately with an expiration of February 2001.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF TRUSTEES:

William A. Ackman
Daniel J. Altobello
James A. Williams

                               PERFORMANCE GRAPH

     The performance graph assumes $100 invested on December 31, 1994 in Shares, all REITs and the NYSE Composite Index, with dividends reinvested when paid and Share prices as of the last day of each calendar year. The total return for all REITs was compiled by the National Association of Real Estate Investment Trusts.

                                                       FIRST UNION                  ALL REITS             NYSE COMPOSITE INDEX
                                                       -----------                  ---------             --------------------
1994                                                       100                         100                         100
1995                                                       112                         118                         131
1996                                                       209                         161                         161
1997                                                       283                         191                         218
1998                                                       101                         155                         258
1999                                                        89                         145                         287

                    PROPOSAL TWO: CONSENT TO THE ASSET SALE


     The Beneficiaries are being asked to consent to the Asset Sale. The Board is seeking Beneficiary consent to the Asset Sale in accordance with the Declaration of Trust, which provides that no sale of more than 50% of the Company's property may be made without the consent of holders of at least a majority of the outstanding Shares. The Asset Sale will constitute a sale by the Company and its subsidiaries of more than 50% of the Company's property. Accordingly, a vote to consent to the Asset Sale will be deemed a vote to consent to the sale by the Company of more than 50% of the Company's property. The Board of Trustees unanimously determined that the Sale Contract is fair and reasonable to the Beneficiaries and in the best interests of the Company. Daniel Friedman, a member of the Board of Trustees and a principal of Purchaser, did not participate in the Board deliberations or approval with respect to the Asset Sale. THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED THAT THE BENEFICIARIES VOTE TO CONSENT TO THE ASSET SALE.



     The following information describes: (1) the history of the Company's property sales program, (2) the Asset Sale, (3) how the Company will use the proceeds from the Asset Sale and (4) the plans for the Company subsequent to the Asset Sale. Also included is information with respect to the parties to the Asset Sale, the interests of management or the Trustees in the Asset Sale, the terms of the Sale Contract and the terms of the Voting Agreements.

                HISTORY OF THE COMPANY'S PROPERTY SALES PROGRAM


GENERAL

     In June 1998, following a proxy contest successfully waged by Gotham, the Board decided to examine the Company's holdings to determine which assets to retain and which assets to liquidate as part of a sales program. The Company hired several brokers to market its assets and to explore possible individual asset or packaged asset sales.

     The following is a list of the properties that the Company had sold through July 1999 as a result of this marketing effort in general chronological order as to the date of sale:


                                            APPROXIMATE SIZE                          GROSS
       PROPERTY              LOCATION           (OWNED)            DATE SOLD       PROCEEDS($)
       --------              --------       ----------------   -----------------   -----------
Woodland Commons         Buffalo Grove, IL    170,000 sq.      February 1999       21,636,511
Shopping Center                               ft.
Beck Building (Office)   Shreveport, LA       185,000 sq.      March 1999           2,150,000
                                              ft.
Sutter Buttes (Office)   Marysville, CA       427,000 sq.      April 1999           3,800,000
                                              ft.
                                                               May 1999            37,400,000
Northwest Malls
  Valley Mall            Yakima, WA           272,000 sq.
                                              ft.
  Valley North Mall      Wenatchee, WA        163,000 sq.
                                              ft.
  Mall 205               Portland, OR         255,000 sq.
                                              ft.
  Plaza 205              Portland, OR         167,000 sq.
                                              ft.
Apartment Complexes                                            May 1999            86,000,000
  Somerset Lakes         Indianapolis, IN     360 units
  Steeplechase           Cincinnati, OH       272 units
  Briarwood              Fayetteville, NC     274 units
  Hunter's Creek         Cincinnati, OH       146 units
  Beech Lake             Durham, NC           345 units
  Woodfield Gardens      Charlotte, NC        132 units
  Windgate Place         Charlotte, NC        196 units
  Walden Village         Atlanta, GA          372 units
Magic Mile Parking Lot   Arlington, TX        1,000 spaces     May 1999             2,000,000
Two Mall Sales Package                                         June 1999           22,050,000
  Crossroads Mall        Fort Dodge, IA       332,000 sq.
                                              ft.
  Kandi Mall             Willmar, MN          441,000 sq.
                                              ft.
Fingerlakes Mall         Auburn, NY           405,000 sq.      June 1999            2,250,000
                                              ft.
Mountaineer Mall         Morgantown, WV       618,000 sq.      July 1999           11,000,000
                                              ft.
Fairgrounds Square Mall  Reading, PA          537,000 sq.      July 1999           24,750,000
                                              ft.


MARATHON PORTFOLIO SALE

     In July 1999, the Company and certain of its affiliated entities entered into an agreement for the sale of six of the Company's mall properties (the "Marathon Portfolio"). In connection with this Agreement, the Company sought and received approval from its shareholders at a special meeting held November 16, 1999 (the "1999 Special Meeting"). The Marathon Portfolio sale was completed in December 1999 and yielded gross proceeds of $191.5 million to the Company. The following is a list of the properties the Company sold as part of the Marathon Portfolio sale:

                                        APPROXIMATE SIZE
                                          (SQUARE FEET
     PROPERTY            LOCATION            OWNED)
     --------        ----------------  -------------------
Alexandria Mall      Alexandria, LA          634,000
Brazos Mall          Lake Jackson, TX        597,000
Killeen Mall         Killeen, TX             348,000
Mesilla Valley Mall  Las Cruces, NM          378,000
Shawnee Mall         Shawnee, OK             231,000
Villa Linda Mall     Santa Fe, NM            350,000

     Following the 1999 Special Meeting, the Company continued to sell selected assets where management believed a suitable price could be obtained, and to refinance other assets to provide additional liquidity to the Company. Other than the Marathon Portfolio sale, among the significant sale, financing and refinancing transactions that took place from October 1999 through September 2000, were the following:



OTHER PROPERTY SALE TRANSACTIONS


                                   APPROXIMATE SIZE                     GROSS
    PROPERTY         LOCATION     (SQUARE FEET OWNED)    DATE SOLD   PROCEEDS($)
    --------       -------------  -------------------   -----------  -----------
Crossroads Center  St. Cloud, MN        671,000         April 2000   80,100,000
Temple Mall(1)     Temple, TX           746,000         August 2000  12,850,000

---------------

(1) Amount indicated as gross proceeds is the amount of gross proceeds to the Company. The Company's ownership was represented by a 50% interest in a partnership with the other 50% owned by an unrelated third party. The amount of square footage owned is that owned by the partnership. The total gross proceeds of the sale to the partnership were $25,700,000.


PROPERTY REFINANCING TRANSACTIONS



                                            APPROXIMATE SIZE                       REFINANCING
        PROPERTY             LOCATION      (SQUARE FEET OWNED)   DATE REFINANCED   PROCEEDS($)
        --------          ---------------  -------------------   ---------------   -----------
Park Plaza                Little Rock, AK        264,000         April 2000        42,500,000
Westgate Town Center(1)   Abilene, TX            185,000         September 2000     8,500,000(1)


---------------


(1) Financing proceeds of $7.5 million were available at the time of closing and an additional $1.0 million will be advanced upon completion of certain environmental work.


IMPERIAL PARKING CORPORATION SPINOFF

     Effective March 27, 2000, the Company transferred to Imperial Parking Corporation certain parking facilities in connection with the distribution of the common stock of Imperial Parking Corporation to the common shareholders of the Company.

                                 THE ASSET SALE


     The properties proposed to be sold in the Asset Sale (individually, a "Property" and collectively, the "Properties") have a combined book value as of June 30, 2000 of $166 million and consist of: (i) four office properties: the 55 Public Square Building and the CEI Building in Cleveland, Ohio, the North Valley Tech Center in Thornton, Colorado and the Two Rivers Business Center in Clarksville, Tennessee; (ii) two shopping center properties: the Westgate Town Center in Abilene, Texas and the Pecanland Mall in Monroe, Louisiana; (iii) six parking garages: two located in Cleveland, Ohio and one located in each of Chicago, Illinois, Columbus, Ohio, Nashville, Tennessee and Richmond, Virginia; and (iv) one parking lot in Cleveland, Ohio. The Asset Sale also includes a note receivable secured by a mortgage on an apartment property in Atlanta, Georgia and certain assets used in the operation of the properties being sold. Certain of the Properties had been the subject of inquiries and discussions with potential purchasers as part of the Company's property sales program described above. (See "History of the Company's Property Sales Program," above.)

     The following schedule provides certain information with respect to the mortgage debt secured by the Properties:

                                            MAY 31, 2000                              MATURITY DATE
                 PROPERTY                   BALANCE ($)          INTEREST RATE           (MM/YY)
                 --------                   ------------    -----------------------   -------------
55 Public Square..........................   21,100,000     LIBOR + 325 bp                09/02
North Valley Tech Center..................   16,000,000     LIBOR + 295 bp                07/02
Pecanland Mall............................   37,913,058     12.25% + participation        12/17
Huntington Garage.........................    7,794,901     8.55%                         01/14
Long Street (1st Mortgage)................      605,735     8.63%                         02/09
Long Street (2nd Mortgage)................      787,500     8.25%                         10/03
Madison and Wells Garage..................   30,000,000     LIBOR + 175 bp                05/01
Printers Alley Garage.....................    4,000,000     LIBOR + 175 bp                07/01


     In addition, a mortgage loan secured by the Westgate Town Center in the principal amount of $8.5 million, of which $7.5 million was advanced at the time of closing in September 2000, has been obtained by the Company. This mortgage debt shall be assumed by Purchaser as part of the Asset Sale.


     Under certain circumstances, the Company may provide financing to the Purchaser to replace the mortgage indebtedness described above. See "Terms of the Sale Contract - Possible Seller Financing", below.


BACKGROUND OF THE SALE CONTRACT



     In September 1999, the Company engaged the investment banking firm of Lazard Freres & Co. (the "Investment Banker") to render advice to it with respect to the possible sale of the Company and interests in the Company or a subsidiary or division of the Company to another corporation or business entity, whether in the form of a merger, spin-off, or sale of assets or equity securities or other interests (a "Transaction"). With the assistance of the Investment Banker, the Company has received and evaluated a number of proposals regarding a possible Transaction involving the Company and other public and non-public companies.



     The Company initially instructed the Investment Banker to solicit a type of purchase proposal which would value the Company's public stockholder base, NYSE listing, paired-share structure and the available cash balances. The Investment Banker developed a profile of the types of companies that would be potentially interested in the attributes of the Company, which included public and private real estate operating companies including equity and mortgage REITs, owners of multiple real estate companies including opportunity funds and institutional investors, and non-real estate companies seeking access to public capital and the available cash balances. Discussions were held with approximately 40 different interested parties with respect to this engagement. Among those parties who entered into confidentiality agreements and who undertook at least initial due diligence with respect to the Company were several financially capable purchasers, some of which were also public companies.



     Discussions were held with several interested parties with respect to a possible Transaction prior to the receipt from Purchaser of its indication of interest in a bulk sale of assets. A summary of the most significant of these discussions follows:



     - A corporation was interested primarily in the cash balances and paired-share structure of the Company. It was active in the mortgage business and non-REIT qualified businesses. On the basis of its due diligence, the Company determined not to pursue a possible Transaction. No price was discussed and no firm offers or proposals were made.



     - A public company in the mortgage business expressed a desire to diversify its business into the REIT area by acquisition of the Company. After the commencement of discussions, the Taxable REIT Subsidiary ("TRS") provision of the Code was enacted, to be effective in January 2001. After preliminary discussions, this potential purchaser indicated that it believed it could achieve the flexibility it desired under the new TRS provisions without having to acquire a paired-share structure, such as that offered by the Company, and discussions were terminated by the potential purchaser. No price was discussed and no firm offers or proposals were made.



     - A public company in the real estate business conducted due diligence and held discussions with the Company with respect to the possible acquisition of the Company. The proposed transaction discussed was a stock-for-stock merger with consideration consisting of a preferred stock issue of the acquirer in the approximate amount of $50 million with the balance to be paid in common stock of the acquirer. The parties were unable to reach agreement on an exchange ratio and other business terms during the course of their discussions and the discussions eventually ceased. No firm offers or proposals were made.



     - Another public REIT conducted due diligence with respect to the assets of the Company and made a written proposal to acquire all of the Company's assets other than the Park Plaza Mall (including at least $111 million in cash, which was to include the proceeds of the sale of the Park Plaza Mall property), in exchange for shares of the common stock of the interested party, which were valued at approximately $131.7 million as of the date of the written proposal. The written proposal stated that it was not made on the basis of completed due diligence and was not an offer, but rather was an outline of the basis for further discussions. A condition of the proposal was that the Park Plaza Mall would be sold to a third party for at least $70 million. The Company responded to the written proposal with a draft term sheet outlining a transaction in which the interested party would acquire the Company, including approximately $90 million of cash on the Company's balance sheet, but excluding the Park Plaza Mall, and would keep the Company's preferred shares outstanding. The consideration for the acquisition, as proposed by the Company, would have consisted of an exchange of shares of the interested party's common stock for Shares at a specified exchange ratio, one three-year warrant for every ten Shares exchanged to purchase the interested party's common stock at a price of $36 per share (representing a premium of 30% over the then current trading price), and a commitment from the interested party to conduct a post-closing issuer tender offer for one million of its common shares, which represented approximately 10% of its common shares then outstanding, at a price to be negotiated. Discussions with the interested party ultimately ceased because the parties were unable to reach agreement on the exchange ratio and other business and financial terms of a transaction and, furthermore, the Company did not have an agreement to sell the Park Plaza Mall property.



     The representatives of the Company who conducted the negotiations with the interested parties on behalf of the Company were the Chairman of the Company, William Ackman, and the Vice-Chairman of the Company, William Scully, each of whom has extensive experience in the real estate industry and serve the Company without compensation in such capacities. In addition, representatives of the Investment Banker solicited indications of interest in the sale of the Company and assisted the Representatives in their negotiations with these interested parties and potential purchasers. During the period of discussions with these interested parties and potential purchasers, the Executives, in their capacity as executive officers of the Company, participated in discussions as to whether offers for sale or refinancing of various properties of the Company would be pursued or not in the ordinary course of business. In this connection, see "History of the Company's Property Sales Program -- Other Property Sale Transactions" and "--Property Refinancing Transactions", above. In addition, the Executives supplied information regarding the properties of the Company at the direction of the Representatives to various interested parties and potential purchasers in connection with the due diligence reviews being conducted by such interested parties with respect to the possible sale of the Company.



     Subsequent to the 1999 Special Meeting, the Board had requested an analysis by management of a possible plan of complete liquidation of the Company. Management formulated a preliminary analysis of the issues that would be involved in a complete liquidation of the Company; however, the Board did not adopt a plan of complete liquidation. Among the factors considered by the Board regarding a plan of complete liquidation were the following: the length of time involved to complete a liquidation; the necessity of maintaining a substantial amount of cash reserves in the Company during and subsequent to liquidation to satisfy possible contingent liabilities; the possible negative impact that announcement of a plan of liquidation would have on the value of the Company and the ability to obtain a fair price for the assets of the Company; funding the liquidation value of the preferred shares in the approximate face amount of $33,725,000 then outstanding, subsequently reduced to $24,620,000 as of June 30, 2000; and payment of the indebtedness of the Company, including approximately $12.5 million of 8 7/8% Senior Notes. Notwithstanding the foregoing, there can be no assurance that the Board of Trustees will not consider and adopt a plan of complete liquidation with respect to the assets of the Company in the future.



NEGOTIATIONS WITH RESPECT TO RADIANT PROPOSAL



     In March 2000, the Executives formed Radiant Partners, LLC ("Partners") to provide asset and corporate management services to the Company. Partners entered into an Asset Management Agreement with the Company ("Asset Management Agreement"), which became effective June 1, 2000, upon termination of the employment of Messrs. Friedman and Schonberger and Ms. Zahner with the Company. For a more detailed discussion of the Asset Management Agreement, see "Interests of Management or Trustees in the Asset Sale", below.



     Mr. Ackman reported to the Board at its April 10, 2000 meeting, at which Mr. Friedman was in attendance, that the discussions that he and Mr. Scully and the Investment Banker had held with potential interested parties regarding the sale of the Company had not produced a firm offer for the Company or even a possible transaction that they believed worthy of further negotiation by the Company. Mr. Ackman summarized the discussions to date for the Board. Mr. Ackman also reported that, after consultation with several Board members, he had indicated to Mr. Friedman that the Company would be receptive to a proposal from the Executives for a bulk purchase of the real estate assets of the Company. Subsequent to the report of Mr. Ackman at the April 10, 2000 Board meeting, Mr. Friedman indicated to several Board members that the Executives were seriously considering formulating a proposal with respect to the acquisition of the Company.



     By a letter from Partners dated April 26, 2000, written on behalf of Radiant, Radiant proposed to acquire the Company for cash consideration of $3.30 per Share. In its proposal letter, Radiant outlined two transaction implementation alternatives, one of which involved the purchase of the Company and the other of which involved the purchase of all the real estate and other assets of the Company. The Company declined to accept the specific proposal and entered into negotiations with Radiant with respect to the substance of the proposal. The Representatives conducted the negotiations with Radiant on behalf of the Company. Each of the Representatives has extensive experience in the real estate industry and is a member of the Executive Committee of the Board, to which approval of all dispositions and financings of the Company's real estate properties had been delegated by the Board. Each of the Representatives was knowledgeable regarding the real estate properties of the Company and both served as Representatives without compensation. Other than Mr. Friedman, none of the Trustees of the Company, including the Representatives, or their affiliates had an interest in, or a relationship with, Purchaser or any of its affiliates.



     Mr. Friedman, who was a Trustee through September 22, 2000, recused himself from all discussions and actions taken by the Board with respect to the Asset Sale and with respect to any proposal from any other interested party received subsequent to the April 26 proposal letter, except as specifically referenced herein. In addition, except as specifically referenced herein, none of the Executives were in attendance during the portions of the Board meetings during which any of the Radiant proposals or any proposal from any other interested party received subsequent to the April 26 proposal letter were discussed or acted upon.



     The initial proposal of Radiant to purchase the Company for $3.30 per share required the successful implementation of a number of steps, some of which were not within the control of the parties, as follows: (i) Radiant would purchase the bulk of the real estate assets of the Company for an amount to be determined in consideration consisting of cash and the assumption of the first mortgage debt and assumption of liabilities of the Company directly related to the acquired properties; (ii) the Company would be obligated to commence an exchange offer so that $8.7 million in face amount of its outstanding preferred stock would be exchanged for a new issue of perpetual preferred shares at terms to be determined and the balance of the preferred shares would be purchased by the Company from the holders thereof; (iii) the Company would provide a return of capital distribution to its shareholders in an amount equal to the net proceeds it received from the first two steps, upon their completion; and (iv) Radiant would acquire all the outstanding common shares of the Company directly from the holders thereof for an amount equal to the remaining unallocated portion of the purchase price, which had not been determined. After discussion among Radiant, the Representatives and the Investment Banker, the parties concluded that Radiant's proposal to purchase the Company involved too many contingencies and unknown costs and expenses. The Representatives, upon consultation with the Investment Banker, assigned a low likelihood of success to the part of the proposal regarding the acquisition of the Company.



     On the other hand, the part of the proposal regarding the purchase of the real estate properties of the Company by Radiant was assigned by the Representatives a higher likelihood of success than the Radiant proposal regarding the acquisition of the Company. The proposal regarding the purchase of the real estate properties of the Company entailed the purchase by Radiant of all the real estate and other assets of the Company for consideration consisting of an unspecified amount of cash, a purchase money mortgage on the Park Plaza property of $21.2 million and assumption of all outstanding first mortgage debt and other liabilities directly related to the acquired properties.



     On or about April 28, 2000, Mr. Ackman contacted Mr. Friedman and requested that Radiant restate its offer as an offer to purchase the real estate properties of the Company without the alternate proposal of the multi-step acquisition of the Company. The Representatives pursued negotiations with Radiant with respect to its real estate purchase proposal. The negotiations involved a number of meetings and telephone conferences between either one or both of the Representatives, on the one hand, and the Executives, on the other hand. On May 1, 2000, Mr. Ackman met with the Executives and a representative from UBS Warburg LLC, the initial advisor to Radiant with respect to raising capital for and structuring the proposed transaction. This meeting was followed by telephone conferences between Mr. Ackman and Mr. Friedman.



     These negotiations resulted in a new proposal letter from Radiant, dated May 9, 2000, formulated as the purchase of selected assets of the Company for a total consideration of $205 million consisting of approximately $80 million in cash and the assumption of approximately $125 million in mortgage debt, secured by the assets to be purchased. There were then continued telephonic conferences between the parties, including on some occasions a representative of the Investment Banker. On May 16, 2000, a meeting was held at which Mr. Ackman and a representative of the Investment Banker were present on behalf of the Company, and the Executives and a representative of UBS Warburg were present on behalf of the Purchaser. The May 9, 2000 proposal letter of Radiant was subsequently amended by a letter dated May 18, 2000, which proposed to purchase fewer assets for a decreased purchase price of $195.2 million, in addition to reduced fees for managing the assets remaining in the Company after the consummation of the transaction.



     A special telephonic meeting of the Board of Trustees of the Company was held on May 19, 2000, to consider the amended May 9, 2000 Radiant proposal letter. Representatives of the Investment Banker participated at the meeting. After an extensive discussion among the Board, the Investment Banker and Company counsel of the terms and conditions of the Radiant proposal letter, the Board authorized the Representatives to continue to negotiate with Radiant an acceptable price for the assets proposed to be purchased by Radiant. The Board also authorized the Company to enter into an exclusivity arrangement with Radiant with respect to Radiant's right to purchase real estate assets of the Company for a period not to exceed 60 days. The purpose of the exclusivity arrangement was to permit Radiant a reasonable period of time to explore obtaining the financing required to complete the proposed transaction, and to expend the necessary efforts and funds to obtain those financing commitments.

     On or about May 19, 2000, Mr. Ackman received from Northeastern Security Development Corp. ("Northeastern Security"), a private real estate firm that had previously purchased some parking assets from the Company in 1998, a written expression of interest for all of the parking assets of the Company and the 55 Public Square office building in Cleveland, Ohio for an aggregate price of $110 million (the "Northeastern Proposal"), which represented an increase from a previous expression of interest for $100 million. This investor had not conducted due diligence on the properties at the time the proposal was made. The Northeastern Proposal was forwarded to the members of the Board on or about May 22, 2000. Mr. Ackman discussed the proposal with several members of the Board and concluded that the proposal was for the acquisition of properties that were among the most saleable of the Company's properties and did not include an offer for the Company's less saleable properties. Mr. Ackman believed, based on his discussions with Northeastern Security, that the Northeastern Proposal could not be improved upon but would remain available. Given the status of the Radiant proposal, the Company decided not to pursue further discussions regarding the Northeastern Proposal.



     Additional discussions were held between the Company and Radiant, including a meeting at which Mr. Scully and the Executives were in attendance on May 30, 2000. Thereafter, further negotiations between the Representatives and Radiant were held which resulted in a new proposal letter from Radiant dated May 31, 2000 pursuant to which Radiant offered total consideration of $199.2 million for purchase of more assets of the Company than previously proposed in the amended May 9 proposal letter. Thereafter, further discussions were held, primarily telephonic discussions between the Representatives and Mr. Friedman.



     At its regularly scheduled meeting on June 13, 2000, the Board was updated with respect to the status of negotiations with Radiant and the revised letter of intent under discussion and negotiation with Radiant. The Board acknowledged that the Investment Banker was engaged to and did solicit indications of interest in the sale of the Company; that significant time and resources had been devoted to exploring the possible sale of the Company to a third party and no firm offer had been obtained. The Board also acknowledged that the Investment Banker had assisted the Representatives in their negotiations with Radiant and its advisors; however, the Investment Banker had not provided a written report to the Company, nor did it express its views on what it believed would be a "fair" offer.



     The Board concluded that there were two alternatives regarding the disposition of the real estate assets of the Company:



     - To pursue a bulk sale of properties; or



     - To continue on the path of marketing different classes of properties or individual properties to an assortment of potential buyers over an indefinite period of time.



     After extensive deliberation the Board determined that a bulk sale proposal had the following advantages:



     - A bulk sale would be more efficient and less costly than numerous individual property sales due to the transactional costs, the legal expense and management time involved in multiple sales; and



     - A bulk sale would ensure disposition of the properties in a short period of time as opposed to an extended sales program which would be carried out over an indefinite period of time and during which there would be continued expense, use of management time and maintenance of the assets, as well as market risks of diminished real estate values and other uncertainties.



     In addition, the Radiant bulk sale proposal was found to have the following advantages:



     - In the opinion of the Representatives, and as a result of their negotiations with Radiant, the Radiant proposal represented fair and reasonable consideration for the properties to be purchased.

     - The Radiant proposal would yield a significant amount of cash proceeds to the Company, as opposed to other consideration in the form of securities or other non-liquid assets of the acquiring party, the valuation of which would be uncertain.



     - The Radiant proposal was not contingent upon other significant events, such as the sale of the Park Plaza mall property, other than obtaining the financing of the purchase consideration.



     - Although the Company's real estate properties had been marketed for sale for an extended period of time, the Radiant proposal was the only firm offer, subsequent to the sale of the Marathon properties in 1999, that the Company had received to date for a significant amount of the Company's real estate properties, other than the Northeastern Proposal described above.



     - Radiant was very familiar with the properties under consideration and the normal due diligence review period required by a purchaser unfamiliar with the properties would be reduced, both lessening time delays and uncertainties with respect to reaching a definitive agreement.



     - The Board had the ability to terminate the proposed letter of intent with Radiant in the event of a superior offer.



     The Board also considered the following potentially negative factors in its deliberations concerning the proposed letter of intent:



     - The risk that Radiant would not be able to obtain the requisite financing and otherwise perform under the proposed letter of intent.



     - The exclusivity provisions of the proposed letter of intent would not permit the Company, with certain exceptions which might have involved payments to Radiant, to dispose of the Properties during the period between the signing of the letter of intent and the closing of the Asset Sale.



     - The appearance of conflicts of interest with respect to a bulk sale of properties of the Company to an entity with respect to which a Trustee and officers of the Company were principals.



     Prior to approving the proposed letter of intent with Radiant, the Board considered the conflicts of interest involving Radiant and the Executives. The Board was aware that the Executives were principals in Partners, which had been engaged to manage the properties of the Company, and that the Executives were also principals of Radiant as Purchaser. The Board considered that the Executives had a conflict of interest during the negotiations which culminated in the Sale Contract, as the Executives had gained knowledge through their employment with the Company regarding the properties that were the subject of the Radiant purchase proposal and were negotiating on behalf of Purchaser, and it was in their best interest to obtain the price and terms for the sale most favorable to Purchaser. This was in conflict with the interests of the Company, which desired to obtain the price and terms for the sale most favorable to the Company. On the other hand, each of the Representatives of the Company who conducted the negotiations with Purchaser on behalf of the Company has extensive experience in the real estate industry and was a member of the Executive Committee of the Board, to which approval of all dispositions and financings of the Company's real estate properties had been delegated by the Board. Each of the Representatives was knowledgeable regarding the real estate properties of the Company. Other than Mr. Friedman, none of the Trustees of the Company, including the Representatives, or their affiliates had an interest in, or a relationship with, Purchaser or any of its affiliates.



     Based on the consideration of the foregoing factors and on the information previously provided by the Investment Banker at the May 19, 2000 Board meeting called to consider the Radiant proposal, as well as some additional considerations, including those reflected in "Risks Relating to the Asset Sale", above, the Board determined, at its June 13, 2000 meeting, that entering into the proposed letter of intent with Radiant was fair and reasonable to the Beneficiaries and in the best interest of the Company. The Board of Trustees considered whether to obtain, and determined not to retain a third party to render, a fairness opinion regarding the proposed Asset Sale because it (i) believed the Company had ample opportunity to determine the fair market value of the Properties by widely marketing the Properties and the Company for an extended period of time and (ii) wanted to avoid the expense of a fairness opinion. Pursuant to the property sales program initiated in 1998 (see "History of the Company's Property Sales Program," above), the Company had been engaged in evaluating the market value of, and soliciting offers with respect to the purchase of, most of the properties of the Company. One of the results of this sales program was the knowledge obtained by the Board with respect to the fair value of the properties of the Company. Furthermore, the Board of the Company is comprised of persons who have extensive experience in the real estate industry apart from their role as Trustees of the Company. No independent appraisals of the Properties were obtained in connection with the Asset Sale. The proposed consideration to be paid to the Company in connection with the Asset Sale was determined as a result of arms-length negotiations between the Representatives and Radiant. The Investment Banker assisted the Representatives in their negotiations with Radiant and its advisors. The Board authorized the Representatives to continue to negotiate with Radiant with respect to, and to enter into, the proposed letter of intent with Radiant.



     This discussion of the information and factors considered and given weight by the Board of Trustees is not intended to be exhaustive, but is believed to include all material factors considered by the Board of Trustees. In reaching the determination to approve and recommend that the Beneficiaries consent to the Asset Sale, the Board of Trustees did not undertake a separate analysis of each of the factors considered, nor did it find it practical to and it did not assign any relative or specific weight to any of the factors which were considered, and individual Trustees may have given differing weights to different factors.



THE LETTER OF INTENT



     Effective June 20, 2000, Partners, on behalf of its affiliate, Radiant, and the Company entered into a letter of intent ("Letter of Intent") for the sale of specific properties of the Company (the "Properties") which constituted most of the Company's operating properties and a note receivable secured by a mortgage on an apartment property for total consideration of $205 million consisting of cash and the assumption of the first mortgage indebtedness on the Properties.


     The Letter of Intent provided for a transaction which contained the following principal elements as respects the assets of the Company:

     - The sale of the Properties by the Company to Radiant for approximately $205.0 million (approximately $80 million in cash and $125 million in assumed mortgage debt, prior to expenses and closing adjustments).

     - The Properties would include:

          - 55 Public Square and CEI Office Buildings - Cleveland, Ohio

          - 55 Public Square Garage -- Cleveland, Ohio

          - West 3rd Street Parking Lot -- Cleveland, Ohio

          - North Valley Tech Center -- Thornton, Colorado

          - Two Rivers Business Center -- Clarksville, Tennessee

          - Westgate Town Center -- Abilene, Texas

          - Pecanland Mall -- Monroe, Louisiana

          - Huntington Garage -- Cleveland, Ohio

          - Long Street Garage -- Columbus, Ohio

          - Madison and Wells Garage -- Chicago, Illinois

          - Printers Alley Garage -- Nashville, Tennessee

          - 5th and Marshall Garage -- Richmond, Virginia

          - Club Associates' note receivable, face amount of approximately $1.5 million.

          - Ancillary assets including furniture, fixtures and equipment and reserve and escrow accounts related to the Properties.

          - Net operating income from the Properties from June 1, 2000 less (a) debt service on the Properties, (b) capital expenditures committed subsequent to May 9, 2000 and (c) 66.6% of asset management fees paid to Partners from June 1, 2000 until the closing of the transaction.

     - The Company would retain ownership of the following assets:

          - Unrestricted cash and Treasury bills

          - Convertible preferred investment in HQ Global Workplaces, Inc.

          - Severance and prior trustees escrow account

          - Park Plaza Mall -- Little Rock, Arkansas

          - Circle Tower -- Indianapolis, Indiana

          - Temple Mall 50% partnership interest and loan -- Temple, Texas (sold in August 2000)

          - Peachtree Mall legal claim

     - The Company would remain liable for the following obligations:

          - 8.2% convertible perpetual preferred shares; $33,725,000 approximate face amount (reduced to $24,620,000 as of June 30, 2000)

          - 8.875% publicly-traded senior notes; $12,500,000 approximate face amount

          - Dallas management office lease

          - Certain liabilities arising out of the Properties arising prior to June 1, 2000, except for certain potential liabilities of the Westgate Town Center

          - Corporate expenses and liabilities not related to the Properties

          - Property level mortgage debt on retained assets

          - Other ordinary course liabilities

     - Subsequent to the closing of the Asset Sale, Partners would continue to manage the Company's remaining assets for $250,000 per year for two years.

     The Letter of Intent provided that if Radiant obtained a mutually satisfactory mezzanine financing commitment of approximately $31.0 million for the transaction by July 5, 2000, the Company would not, for a period of 45 days thereafter, solicit or initiate any competing transaction proposals. During these 45 days, the Company and Radiant were to negotiate a definitive purchase and sale agreement while Radiant concurrently secured equity financing to obtain the funding necessary to close the transaction. The Letter of Intent further provided that if, after Radiant obtained a mutually satisfactory mezzanine financing commitment, and the Company thereafter entered into a definitive agreement in connection with a competing transaction proposal with respect to at least $30.0 million of assets, the Company would reimburse Radiant for certain of its reasonable fees and expenses, subject to a maximum of $750,000.

     Subsequent to the announcement of the June 20, 2000 Letter of Intent, the Company was approached by several parties indicating unsolicited interest in the Company or specific Company assets, as follows:



     - One potential purchaser was a private investment company which ultimately declined to pursue negotiations once the announcement of the Radiant mezzanine financing commitment was made on July 5, 2000. The party had not conducted due diligence at the time of the preliminary discussions. This potential purchaser indicated to the Company that it could not justify making an offer to match or exceed that made by Radiant.



     - A private real estate firm contacted the Company and indicated interest in the five principal parking properties of the Company, for which it had discussed an offer in the range of $72.5 million. The party had not conducted due diligence at the time of the preliminary discussions.



     - In addition, subsequent to the announcement of the Letter of Intent, the Company received an unsolicited written indication of interest with respect to the purchase of the Pecanland Mall in Monroe, Louisiana and unsolicited indications of interest with respect to the Madison and Wells Garage in Chicago, Illinois.



     The exclusivity provisions of the Letter of Intent would not permit the Company, with some exceptions which might involve payments to Radiant, to dispose of the Properties during the period between the signing of the Letter of Intent and the closing of the Asset Sale. In connection with the Company's receipt of the foregoing unsolicited proposals for specific properties and the Northeastern Proposal, the Representatives consulted with Radiant as to whether Radiant would modify and resubmit the purchase proposal set forth in the Letter of Intent to exclude any of such properties and were informed by Radiant that it would not. The Board had already determined that the bulk property sale transaction with Radiant was fair and reasonable, provided the advantages to the Company outlined above and was preferable to a program of individual property sales. The discussions with these firms regarding specific asset sales were terminated as those proposals were deemed to not be sufficiently advantageous to the Company to justify jeopardizing the proposed bulk property sale to Radiant and therefore depriving the Company of the benefits of the transaction with Radiant which were the subject of the Letter of Intent.



     On July 6, 2000, the Company announced that Radiant informed the Company that Radiant had obtained a mezzanine financing commitment from PW Real Estate Investments Inc., an affiliate of Paine Webber Real Estate Securities, Inc., for approximately $31 million. As a result, in accordance with the Letter of Intent, the Company was obligated not to solicit or initiate any competing transaction proposals for 45 days, during which the Company and Radiant negotiated a definitive purchase and sale agreement while Radiant endeavored to secure the equity financing necessary for it to close the proposed transaction. Paine Webber Incorporated, an affiliate of Paine Webber Real Estate Securities, Inc., had been retained in 1999 by the Company and First Union Management, Inc., an affiliate of the Company, in connection with the transactions related to the Imperial Parking Corporation spinoff, which were completed in March 2000. See "History of the Company's Property Sales Program -- Imperial Parking Corporation Spinoff", above. At the time of the engagement of PW Real Estate Investments, Inc. by Radiant, Paine Webber Incorporated was no longer engaged by the Company.



     At its regularly scheduled meeting on August 2, 2000, the Board received an update with respect to the status of the Radiant proposal. Radiant and its advisors, PaineWebber Incorporated, provided the Board with a detailed status report of Radiant's efforts to secure the equity financing in the approximate amount of $50 million in order to commit to close the proposed transaction. Radiant and its advisors requested the Board to grant an extension of the 45-day exclusivity period, which had commenced on July 6, 2000. After the Radiant representatives and advisors were excused from the meeting, the Board discussed the Company's alternatives, including the pursuit of previous proposals it had received for specific properties or groups of properties, such as the Northeastern Proposal, that might still be available to the Company. After extensive deliberations, the Board authorized the Company to grant a limited extension of the exclusivity period to Radiant in return for certain concessions, including the agreement of Radiant to make a substantial deposit to be applied to the payment of the purchase price for the Asset Sale, and would be partially forfeitable upon Radiant's non-performance, and delegated to its Executive Committee the authority to approve the terms of any such extension.



     As authorized by the Board, the Executive Committee approved an amendment to the Letter of Intent effective August 17, 2000, whereby the exclusivity period was extended from 45 to 60 days. Thus, this extended from August 20, 2000 to September 4, 2000 the exclusivity period and the period within which Radiant and the Company were to negotiate a definitive agreement for Radiant's purchase of the Properties from the Company. The actions of the Executive Committee were later ratified by the Board.



THE SALE CONTRACT



     A special meeting of the Board of Trustees was held on August 23, 2000, to consider and approve the terms of the Sale Contract. A draft of the Sale Contract, in substantially final form, was circulated to the Board of Trustees in advance of the meeting. At the meeting, the Investment Banker presented a summary of its activities with respect to soliciting proposals for the sale of the Company. The Board, on behalf of the Company, had retained experienced real estate counsel that had no prior history of dealings with the Executives as managers of the Company, to assist the Representatives in negotiation and documentation of the terms of the Sale Contract between the Company and Radiant. Counsel for the Company reviewed with the Board the provisions of the proposed Sale Contract. In addition to the factors considered in connection with the approval by the Board of the Letter of Intent with Radiant as outlined above in "Negotiations with Respect to Radiant Proposal," the Board considered the following additional factors as advantages with respect to the approval of the Sale Contract:



     - The Company and its affiliates, as Seller under the Sale Contract, were required to provide very limited representations with respect to the Properties; thus the Company was not subject to the potential liability with respect to the standard expanded representations and warranties that would likely have been required to be provided to a potential purchaser not as familiar with the Properties as was the Purchaser.



     - The Purchaser would be purchasing the Properties generally on an "as is" basis.



     - The Board had the ability to terminate the Sale Contract in the event of a superior offer.



     The Board also considered the following potentially negative factors in its deliberations concerning the Asset Sale:



     - The risk that Radiant would not be able to obtain the requisite financing, including consents to assumption of mortgages or replacement financing, under the Sale Contract.



     - The exclusivity and indemnification provisions and the termination fees provided in the Sale Contract.



     - The litigation pending with respect to the Asset Sale.



     - The appearance of conflicts of interest with respect to a bulk sale of properties of the Company to an entity with respect to which a Trustee and officers of the Company were principals.


     Among the modifications made by the Sale Contract with respect to the Properties to be sold referenced in the Letter of Intent were the following:


     - The Company could continue its efforts to sell the Huntington Garage, Cleveland, Ohio and could sell vacant land at the Pecanland Mall. If and to the extent those properties are sold, the Purchaser would receive a credit towards the payment of the purchase price in the amount of the net cash proceeds of such sales.



     - The Long Street Garage in Columbus, Ohio was subject to a right of first refusal held by a third party. If this right was exercised, this Property will be eliminated from the Asset Sale and the purchase price would be reduced by $5.2 million.

     - The Letter of Intent had provided that Radiant would have the right to receive a 20% interest in VenTek International, Inc., a subsidiary of First Union Management, Inc., an affiliate of the Company. There was no provision in the Sale Contract for the right of Purchaser to receive an interest in VenTek International, Inc.



     The litigation pending with respect to the Asset Sale, although considered by the Board of Trustees, had no impact on the pricing of the transaction, which had already been provided for in the Letter of Intent, the execution of which preceded the filing of the litigation.



     After fully considering the matter and weighing the factors described above, as well as the risks attendant to the transaction, including those reflected in "Risks Relating to the Asset Sale", above, the Board of Trustees determined that entering into the Sale Contract was fair and reasonable to the Beneficiaries and in the best interests of the Company. In making these determinations, the Board took into account the information provided by the Investment Banker. The Board of Trustees again considered, as they had prior to the approval of the Letter of Intent, whether to obtain, and determined not to retain a third party to render, a fairness opinion regarding the Asset Sale because it (i) believed the Company had ample opportunity to determine the fair market value of the Properties by widely marketing the Properties and the Company for an extended period of time and (ii) wanted to avoid the expense of a fairness opinion. The proposed consideration to be paid to the Company in connection with the Asset Sale was determined as a result of arms-length negotiations between the Representatives and Radiant. The Investment Banker assisted the Representatives in their negotiations with Radiant and its advisors. The Investment Banker was engaged to and did solicit indications of interest in the purchase of the Company, as described above. The Investment Banker did not provide a written report to the Company, nor did it express its views on what it believed would be a "fair" offer. The Company is not aware of what advice, if any, the advisors of Purchaser provided to it in connection with the Asset Sale.



     The Board unanimously authorized the Company to enter into the Sale Contract with Radiant. Mr. Friedman, a member of the Board of Trustees and a principal of Partners and one of the managing members of Radiant, did not participate in the Board deliberations and approvals with respect to the Asset Sale. As more than 70% of the Trustees have approved the Sale Contract, Section
12.2 of the Declaration of Trust provides that approval of the Sale Contract by shareholders will occur upon the consent of the holders of at least a majority of the outstanding Shares.



     This discussion of the information and factors considered and given weight by the Board of Trustees is not intended to be exhaustive, but is believed to include all material factors considered by the Board of Trustees. In reaching the determination to approve and recommend that the Beneficiaries consent to the Asset Sale, the Board of Trustees did not undertake a separate analysis of each of the factors considered, nor did it find it practical to and it did not assign any relative or specific weight to any of the factors which were considered, and individual Trustees may have given differing weights to different factors.


     At the time the Sale Contract was executed, the Company and Radiant formally terminated the Letter of Intent.


EVENTS SUBSEQUENT TO SALE CONTRACT INVOLVING CERTAIN PROPERTIES



     The Company entered into a contract dated October 26, 2000 to sell the Huntington Garage property in Cleveland, Ohio to Northeastern Security for a purchase price of $21,250,000. Northeastern Security has made a deposit of $1,000,000 to be applied against the purchase price. The sale is scheduled to close no later than January 2001. See "Terms of the Sale Contract -- Purchase Price," and "--Amendments to the Sale Contract," below.



     Following the execution of the Sale Contract, the Company notified the party holding the right of first refusal for the purchase of the Long Street Garage in Columbus, Ohio of the terms and conditions of the offer by the Purchaser. Such party failed to exercise its right of first refusal within the time frame permitted and as a result the Long Street Garage is among the Properties that will be sold to Purchaser.



             INTERESTS OF MANAGEMENT OR TRUSTEES IN THE ASSET SALE



ASSET MANAGEMENT AGREEMENT



     In March 2000, the Trust amended the employment agreements of each of the Executives. The amended agreements provided that after (i) the Impark spin-off and (ii) a sale or financing of Park Plaza Mall (the "Park Plaza Financing"), each Executive may terminate his or her employment with the Trust on or after June 1, 2000, and then shall be entitled to receive a severance payment from the Company of $1,001,000 for Mr. Friedman and $630,000 for each of Mr. Schonberger and Ms. Zahner. The Impark spin-off and the Park Plaza Financing occurred and each Executive terminated his or her employment agreement and received the severance payment on or about June 1, 2000.



     Simultaneously with the execution of the amended employment agreements in March 2000, the Trust entered into an asset management agreement (the "Asset Management Agreement") with Partners, which is owned and controlled by the Executives. The Asset Management Agreement became effective on June 1, 2000 when the employment of each Executive with the Trust was terminated. As compensation for its services, Partners receives an annual fee of $1,500,000, from which are paid the salaries of the Executives and other employees of Partners as well as its overhead, including the leasing of its office space.



     In addition, if the Company terminates the Asset Management Agreement under certain circumstances within certain time periods, then Partners would also receive a termination fee of between $500,000 and $750,000, unless the Asset Management Agreement was terminated for default. However, in connection with the Sale Contract, the Asset Management Agreement was amended by several amendments dated May 31, 2000, June 16, 2000, August 17, 2000, September 15, 2000 and
October 23, 2000, respectively. The effect of these amendments was to extend, most recently to January 16, 2001, the date prior to which either party may notify the other party of its intention to terminate the Asset Management Agreement, and in the case of any such termination the Asset Management Agreement will terminate 30 days thereafter and the Company will not be responsible for any incentive fee or termination payments otherwise provided for thereunder. There can be no assurance that the Asset Management Agreement will not be terminated prior to February 15, 2001. During the effectiveness of the Asset Management Agreement and only until the consummation of the Asset Sale, Partners will be responsible for conducting and overseeing the business and financial affairs of the Company.



     The Asset Management Agreement has a two-year term; however, the Company has the option of (i) extending the term for one more year and (ii) terminating the Asset Management Agreement (A) for default, (B) in the event of a merger, consolidation or other similar business combination transaction, (C) in the event that the remaining equity of the Company has a fair market value of less than $20,000,000 or (D) prior to February 15, 2001, on 30 days' written notice.



ASSET MANAGEMENT AGREEMENT MODIFICATIONS



     The parties have agreed to modifications to the Asset Management Agreement that shall take effect upon the consummation of the Asset Sale, whereupon Partners shall manage only the following properties: Park Plaza Mall and Circle Tower, as well as property accounts receivables and rent settlements, and the Executives shall cease to be officers of the Company. The annual management fees under the Asset Management Agreement shall be $250,000. The term of the modified Agreement shall be for two years, unless earlier terminated. If the Company terminates the modified Asset Management Agreement prior to the expiration of the term without cause, the Company is required to pay Partners the remainder of the unpaid annual fees which would have been paid through the balance of the term.

REIMBURSEMENT OF PURCHASER



     In those circumstances under the Sale Contract where Seller is obligated to reimburse Purchaser for certain fees and expenses, none of the reimbursement is to be paid to Messrs. Friedman or Schonberger, Ms. Zahner or any entity in which any of them have an interest. See "Terms of the Sale Contract -- Effect of Termination," below.


LITIGATION RELATED TO THE ASSET SALE

     On June 22, 2000, a complaint was filed in New York Supreme Court, County of New York, against the Company, its trustees and certain former trustees, Radiant Partners, LLC and its principals by a purported shareholder of the Company in connection with the Asset Sale (Brickell Partners v. Friedman, et al.). On July 12, 2000, a complaint against the same defendants, making similar allegations, was commenced by another purported shareholder of the Company in the Court of Common Pleas of Cuyahoga County, Ohio (Donald Cunningham v. Friedman, et al.). Both of these lawsuits are purported class actions brought on behalf of all shareholders of the Company. In these complaints, plaintiffs allege that the terms of the proposed Asset Sale are unfair and that the Company's officers and trustees breached their fiduciary duties to the Company's shareholders by agreeing to a transaction that fails to maximize shareholder value. Specifically, the lawsuits allege that Radiant Partners LLC, as a party to the Asset Management Agreement with the Company, was made privy to inside information regarding the Company's assets and that this allowed Radiant to negotiate the purchase of the most valuable assets of the Company at the lowest possible price, to the detriment of the Company's shareholders. The complaints further allege that Radiant and the Company were not engaging in arm's length negotiations and that Radiant is acting in its own self interest at the expense of the interests of the Company's shareholders. Additionally, the complaints allege, Radiant has material conflicts of interest. The lawsuits seek preliminary and permanent injunctive relief against the consummation of the Asset Sale in addition to unspecified damages, costs and attorney's fees.

     The Company believes that these lawsuits are without merit. The Company has retained counsel with regard to these lawsuits and has given plaintiffs' counsel the opportunity to review documents concerning the background to the Asset Sale. In the event that plaintiffs continue the actions, the Company will seek vigorously to defend the actions.


                       USE OF PROCEEDS OF THE ASSET SALE



     Under the Sale Contract, the aggregate purchase price for the Properties is $205 million. The Company expects to receive approximately $199 million in aggregate consideration for the Properties. The downward adjustments to the aggregate purchase price of $205 million that result in the $199 million in aggregate consideration to the Company are estimated to be at closing of the Asset Sale as follows: projected net operating income to Radiant from the Properties from June 1, 2000, less debt service, capital expenditures committed subsequent to May 9, 2000 and 66.6% of asset management fees paid to Partners from June 1, 2000 to closing: $660,000; reserve fund provided by a municipality for construction of improvements to 5th and Marshall Garage, in Richmond,
Virginia: $2.3 million; prior Pecanland Mall outlot sale: $530,000; the Company's share of estimated closing costs (maximum $2.0 million); and legal and accounting fees and miscellaneous costs and adjustments: $1.0 million. Of the approximately $199 million, it is expected that approximately $74 million will be in cash and approximately $125 million will be from the assumption or repayment of mortgage indebtedness on the Properties. See "Terms of the Sale Contract -- Assets to be Transferred" and "-- Possible Seller Financing", below. The Company is in the process of exploring alternative uses for the net cash proceeds to be received, including, without limitation:



     - acquisition of interests in real estate or non-real estate assets or businesses;


     - implementing or continuing a common or preferred share repurchase or similar program;

     - distributing such net proceeds to the Beneficiaries, including, but not necessarily limited to, amounts required to satisfy certain REIT distribution requirements resulting from previous asset sales and net income in 2000, if any; and



     - making other new investments, including investments in REMICs to generate REIT-qualified income while maintaining liquidity.


               PLANS FOR THE COMPANY SUBSEQUENT TO THE ASSET SALE


     The Company's long-term economic goal is to increase the per share net asset value of the Company at the highest possible rate, without undue risk. The Company continues to monitor the benefits of, and the restrictions imposed by, maintaining its REIT status. The Company presently desires and intends to maintain its status as a REIT for federal income tax purposes but, if appropriate, would consider other organizational structures. The Company has explored various acquisition, investment and business combination transactions and will most likely continue to explore such transactions. These transactions may include, without limitation, the acquisition of assets in exchange for securities of the Company and business combination transactions in which the Company is not the surviving entity. These transactions may also directly involve existing shareholders of the Company or entities in which such shareholders have significant interests. Ongoing discussions regarding such transactions are preliminary and numerous business, legal and tax-related issues must be resolved to assess the feasibility of any such transactions. There can be no assurance that any of these discussions will lead to any of such transactions subsequent to the Asset Sale.



     The Company is not aware of understandings or determinations, other than as disclosed in this Proxy Statement, as to the general direction of the Company after the Asset Sale. Determinations concerning material matters with respect to the Company will be made by the current Board of Trustees or its Executive Committee. The Board of Trustees has not determined whether or not to change the investment policies of the Company concerning the types of assets in which it will make investments; however, the investment authorities of the Trustees set forth in the Declaration of Trust were amended at the 1999 Special Meeting of Shareholders to modify the Trustees' prior investment limitations. Certain members of the Board of Trustees are principals in Gotham, Apollo and Magten, and those individuals, as Trustees, have taken part in discussions about the post-sale operations of the Company. The Company does not plan to hire a full-time Chief Executive Officer after the Asset Sale.



     The Company's remaining assets after the Asset Sale will consist primarily of the following (with approximate June 30, 2000 book values in parentheses): two real estate properties, Park Plaza, a shopping mall located in Little Rock, Arkansas ($60,100,000) and Circle Tower, an office building located in Indianapolis, Indiana ($2,200,000); unrestricted cash ($95,200,000); restricted cash ($2,100,000); U.S. Treasury bills ($199,400,000); a preferred stock investment in HQ Global Workplaces, Inc. ($10,100,000); accounts receivable ($4,700,000); and VenTek inventory ($4,400,000). The Company has made no firm decision regarding selling its remaining real estate assets, although it has retained a broker to solicit indications of interest in the purchase of the Park Plaza property. There are no plans for major improvements that the Company is considering for the properties that will remain after the Asset Sale. The Company does not anticipate selling its non-real estate assets in the near term, and has no immediate plans to do so. Liabilities of the Company after the Asset Sale will consist primarily of a mortgage loan collateralized by the Park Plaza property ($42,000,000); notes payable collateralized by the treasury bills ($145,100,000); the Company's 8 7/8% senior notes ($12,500,000); and accounts payable and accrued liabilities ($12,600,000). The Company has provided performance guarantees for the manufacturing and installation of transit ticket vending equipment with respect to VenTek. The guarantees of $5.3 million and $6.2 million expire in February 2001 and 2002, respectively.



     The Company is evaluating possible new investment opportunities, including investments in real estate or non-real estate assets or businesses. As an example of the Company's acquisition of such interests, in June 2000, the Company invested $10 million in the convertible preferred stock of HQ Global Workplaces, Inc., a company created by the combination of HQ Global Workplaces and VANTAS and which is a provider of flexible officing solutions. It is privately owned and its controlling shareholder is Frontline Capital Group, a public company. Gotham LP was the beneficial owner of approximately 6.37% of the common stock of Frontline Capital Group as of June 29, 2000. The convertible preferred stock investment accrues a 13.5% payable-in-kind dividend which increases annually. The preferred stock and accrued PIK dividends are convertible into common stock if and when HQ Global Workplaces conducts an initial public offering. In addition, the Company received warrants with a nominal exercise price to acquire approximately 0.40% of the outstanding common stock of HQ Global Workplaces on a fully diluted basis. This investment was reviewed and approved by an independent committee of the Board of Trustees prior to being approved by the full board of the Company, due to the ownership interest of Gotham LP in Frontline Capital Group.



     At the 1999 Special Meeting, shareholders approved an amendment to the Declaration of Trust providing authority to the Board of Trustees to effectuate, from time to time, reverse and forward splits of the Shares. The Board of Trustees of the Company has considered a share combination or reverse split of the Shares (the "Reverse Split"), whereby shareholders would receive one Share for a number of Shares owned. It is anticipated that a Reverse Split with respect to the Shares will be made effective by the Board of Trustees after the record date for the Meeting. The precise timing and ratio of the Reverse Split has not been determined.



     The Company is also considering implementing or continuing a common or preferred share repurchase or similar program; distributing the net proceeds from the Asset Sale to the Beneficiaries, including, but not necessarily limited to, amounts required to satisfy certain REIT distribution requirements resulting from previous asset sales and net income in 2000, if any; and making new investments, including investments in REMICs to generate REIT-qualified income while maintaining liquidity. See "Risks Relating to Proposal Two: Consent to the Asset Sale", below.



     After the Asset Sale, the Asset Management Agreement will provide, among other things, for the management by Partners of the real estate properties remaining in the Company for a period of two years, for an annual fee of $250,000 and that the Executives shall cease to be officers of the Company.


                                  THE PARTIES

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS


     The Company is a REIT whose primary business has been to buy, manage, improve cash flow of and own retail, apartment, office and parking properties throughout the United States and Canada. The Company and FUMI have an organizational structure commonly referred to as "stapled," where the Shares are "stapled to" a proportionately equal interest in the common stock of FUMI, with some exceptions. The Shares may not be issued or transferred without their "stapled" counterparts in FUMI. The common stock of FUMI is held in trust for the benefit of the Beneficiaries. The primary asset of FUMI is VenTek International, Inc., a manufacturer of parking equipment.



     As of September 30, 2000, the Company owned, including under long-term ground leases, real estate assets consisting of: three shopping centers, five office properties and seven parking facilities. The Asset Sale will reduce the Company's real estate property holdings to one shopping center and one office property.



     The Company's principal offices are located at 1212 Avenue of the Americas, 18th Floor, New York, New York 10036 (telephone number (212) 905-1100).


SELLER


     In addition to the Company, six of its direct and indirect subsidiaries own specific Properties. These six subsidiaries are 55 Public LLC, North Valley Tech, LLC, Printers Alley Garage, LLC and Southwest Shopping Centers Co. I, L.L.C, all Delaware limited liability companies, First Union Madison L.L.C., an Illinois limited liability company, First Union Commercial Properties Expansion Company, a Delaware corporation and First Westgate Mall, L.P., a Texas limited partnership (collectively, the "Seller"). As part of the financing of the Westgate Town Center in September 2000, the interests in this property formerly owned by the Company and First Union Commercial Properties Expansion Company were conveyed to First Westgate Mall, L.P., whose general and limited partners are wholly owned by the Company.



PURCHASER



     Purchaser, Radiant Investors LLC, is a limited liability company whose three managing members, Daniel Friedman, David Schonberger and Anne Zahner, serve as officers of the Company. These three individuals are also the principals of Radiant Partners LLC, which manages the assets of the Company under the Asset Management Agreement. The Sale Contract contains a provision permitting assignment to an entity wholly owned by Purchaser, Landmark Realty Advisors LLC and a minority equity investor, provided that such assignee shall have a net worth of at least $40 million. Purchaser has agreed to assign its interest in the Sale Contract to Radiant Venture I on or before the closing of the Asset Sale. Purchaser is the managing member of Radiant Venture I. The principal equity investors in Radiant Venture I are Radiant and Landmark Equity Trust VII.



     Landmark Equity Trust VII is an affiliate of Landmark Equity Fund VII, a real estate investment fund formed in 1997 with $400 million of committed capital. The underlying investors for Landmark Equity Fund VII include pension funds, insurance companies, endowments, foreign investors and individuals. Landmark Realty Advisors LLC is the advisor to Landmark Equity Trust VII. Landmark Realty Advisors LLC manages real estate funds with committed capital exceeding $800 million. Landmark Realty Advisors LLC is an affiliate of Landmark Partners, a diversified alternative investment firm. Since 1990 Landmark Partners has participated in the formation of twelve alternative investment funds with committed capital exceeding $2.9 billion.



PURCHASER'S SOURCES OF FUNDS



     Purchaser's sources of funds for the $205 million purchase price to be paid by Purchaser to the Seller for the Properties, as well as Purchaser's expenses for the Asset Sale, are expected to be approximately as follows: $59 million of equity; $14.2 million of new loans; $116.1 million of assumed loans; a credit of $530,000 as a result of the sale of a vacant outlot; and a credit of the amount of the net proceeds from the sale of the Huntington Garage property.



     - Of the $59 million in equity, $52.8 million is being provided by Landmark Equity Trust VII; $5.2 million is being provided by minority investors; and $1.0 million is being provided by the Executives.



     - Of the $14.2 million of new loans, $7.7 million is being provided by PaineWebber Incorporated and shall be secured by mortgages on the following properties: Two Rivers Business Center in Clarksville, Tennessee; West 3rd Street Parking Lot in Cleveland, Ohio; and the 5th and Marshall Garage in Richmond, Virginia. An additional $6.5 million is expected to be provided by the Salomon Brothers Realty Corp. on the North Valley Tech Center property in Thornton, Colorado and will be secured by that property, in addition to the existing mortgage loan of $16 million.



     - The $116.1 million of assumed mortgage loans represent Purchaser's assumption of the mortgage loans encumbering the Properties, except for the following: the $7.8 million loan on the Huntington Garage property, as Purchaser is not purchasing that property; and the two mortgages on the Long Street Garage properties in Columbus, Ohio, which total $1.4 million.



     - The credit of $530,000 is as a result of the Company's sale of a vacant outlot which is part of the Property known as Pecanland Mall.



     - The amended Sale Contract provides that the credit to Purchaser with respect to the sale of the Huntington Garage for the $21,250,000 contract price is to be the net proceeds of that sale, which are estimated to be approximately $20.9 million.

     The net transaction expenses, fees, closing adjustments and reserve requirements of the Purchaser to be incurred in connection with the transaction are expected to be approximately $5.6 million, which includes approximately $350,000 of estimated expenses used in determining the net proceeds of the Huntington Garage sale.


                           TERMS OF THE SALE CONTRACT


     The terms and conditions of the Asset Sale are contained in the Sale Contract, the documents with respect to which are attached to this Proxy Statement as Appendices A, B, C and D, and is incorporated herein by reference. The description in this Proxy Statement of the terms and conditions of the Asset Sale is subject to the more complete information set forth in the Sale Contract. THE BENEFICIARIES ARE URGED TO READ THE SALE CONTRACT CAREFULLY IN ITS ENTIRETY.


THE PURCHASE PRICE


     The aggregate purchase price under the Sale Contract is $205 million payable as follows: (i) $1 million (the "Initial Deposit"), upon the execution of the Sale Contract, (ii) $6 million (the "First Additional Deposit") on September 29, 2000, (iii) $3 million (the "Second Additional Deposit" and, together with the Initial Deposit and the First Additional Deposit, the "Deposit") no later than 3 business days after the Company has delivered confirmation of the Beneficiaries' approval of the Sale Contract and (iv) the balance, which is expected to include the assumption of the mortgages on certain Properties (as described below), at the closing. Purchaser has paid to Seller the Initial Deposit and the First Additional Deposit.



     The Company has entered into a contract to sell a Property, the Huntington Garage, Cleveland, Ohio to Northeastern Security, an entity not affiliated with Purchaser or the Company. The sale is scheduled to close on or before January 2001. Upon the closing of the Asset Sale, the Purchaser will receive a credit in the amount of the net proceeds received or expected to be received from the sale of the Huntington Garage property towards the $205 million purchase price. The credit to Purchaser under the Sale Contract with respect to the Huntington Garage sale will equal the contract sales price of $21,250,000 less certain expenses of the Company in connection with the sale, which amount of net proceeds is expected to be approximately $20.9 million. The Purchaser will also receive a credit of approximately $530,000 toward the $205 million purchase price as a result of the Company's sale of a vacant outlot which is part of the Property known as Pecanland Mall. In addition, the Purchaser will receive additional credits toward the purchase price in the event the Company is successful in selling to other parties prior to closing the remaining vacant land at Pecanland Mall. The amount of the credit will be the proceeds received by the Company from the sale after deduction of Seller's fees, expenses and other costs.



     The Purchaser has the right to a reduction in the purchase price in the event it elects not to purchase certain individual Properties. This right may be exercised by Purchaser in the following circumstances: (i) Seller electing not to permit a Phase II environmental study of a Property after Purchaser's environmental consultant has advised that one be performed, (ii) following casualty losses greater than $500,000 to all Properties or on any Property, Purchaser's equity investors or mezzanine lender withdraw their funding for a Property that has suffered a casualty and Seller elects not to replace the withdrawn financing, (iii) following Seller's failure to deliver sufficient estoppel certificates from tenants of a Property, the lender providing mortgage financing or Purchaser's mezzanine lender elect not to provide financing for the Property and Seller declines to provide financing for the Property or (iv) Seller's failure or refusal to eliminate certain matters affecting title to a Property. In any of such events the amount of the reduction in the purchase price will be the amount of the purchase price allocated to such Property in the Sale Contract.

ASSETS TO BE TRANSFERRED


     The Properties proposed to be sold in the Asset Sale are (i) four office properties, the 55 Public Square Building and the CEI Building in Cleveland, Ohio, the North Valley Tech Center in Thornton, Colorado and the Two Rivers Business Center in Clarksville, Tennessee, (ii) two shopping center properties, the Westgate Town Center, Abilene, Texas and the Pecanland Mall in Monroe, Louisiana, (iii) six parking garages, two located in Cleveland, Ohio and one located in each of Chicago, Illinois, Columbus, Ohio, Nashville, Tennessee and Richmond, Virginia and (iv) one parking lot in Cleveland, Ohio. The Asset Sale also includes a note receivable in the outstanding principal amount of approximately $1.5 million bearing interest at 10% and maturing in 2008 secured by a mortgage on an apartment property in Atlanta, Georgia as well as the furniture, fixtures and equipment used in the operation of the Properties and the leases, contracts and books and records of the Sellers related to the Properties. The Letter of Intent had provided that Radiant would have the right to receive a 20% interest in VenTek International, Inc., a subsidiary of First Union Management, Inc., an affiliate of the Company. There is no provision in the Sale Contract for the right of Purchaser to receive an interest in VenTek International, Inc. As permitted under the Sale Contract, the Company entered into a contract to sell the Huntington Garage property to a third party unaffiliated with Purchaser or the Company. See, "The Purchase Price," above. A vacant outlot at the Pecanland Mall has been removed from the Properties because it was sold. The remaining vacant land at Pecanland Mall may be removed from the Properties under the circumstances described above in "The Purchase Price".


LIABILITIES TO BE ASSUMED


     Certain of the Properties are encumbered by mortgages whose aggregate outstanding principal balance as of May 31, 2000 was approximately $118.2 million. See chart in "The Asset Sale", above. In addition, a mortgage loan in the principal amount of $7.5 million was obtained in September 2000 by the Company secured by the Westgate Town Center, and this mortgage debt will be assumed by Purchaser as part of the Asset Sale. Under certain circumstances where the holder of the existing mortgage on a Property does not permit the assumption of its mortgage, the Seller may provide the financing for the purchase of such Property. See "-- Possible Seller Financing" below. Based on written assurances made by the Purchaser to the Company under the Sale Contract, the Company does not expect that it will be required to provide financing to Purchaser in connection with the Asset Sale.


     In addition, Purchaser will assume the liabilities associated with the ownership, operation and use of the Properties after May 31, 2000 other than capital expenditures committed before May 10, 2000. The amount of such capital expenditures committed before May 10, 2000 and unpaid at July 31, 2000 was approximately $2.8 million. The liabilities assumed include environmental liabilities arising after May 31, 2000 to the extent Seller is not insured for such liabilities. At the closing, Purchaser will be entitled to a credit against the purchase price to the extent that the revenues received from the ownership, operation and use of the Properties after May 31, 2000 exceeds the expenses (including capital expenditures) of the ownership, operation and use of the Properties after May 31, 2000. If the expenses exceed the revenues, the purchase price will be increased by such amount.

     Seller has agreed to pay up to one-half of up to $4 million in fees associated with the lenders' charges for assumption or prepayment of the mortgages encumbering the Properties and the title, survey and recording charges, transfer and sales taxes associated with the conveyance of the Properties. If the amount exceeds $4 million, the Purchaser will pay the excess.


AMENDMENTS TO THE SALE CONTRACT



     The First Amendment to the Sale Contract was made effective on September 29, 2000, to acknowledge that Purchaser had made the First Additional Deposit of $6.0 million, bringing the total Deposits to $7.0 million, and to provide that if Purchaser was unable to obtain acceptable financing with respect to the assumption or replacement of the mortgage loans on the Properties, Purchaser would have the right to terminate the Sale Contract on or before October 26, 2000. The effect of this amendment was that, if

Purchaser so terminated the Sale Contract, the Deposits would be returned to Purchaser less the amount of $125,000 which would be retained by the Company. If Purchaser did not so terminate the Sale Contract, the Deposits would not be refundable due to financing contingencies. Purchaser did not so terminate the Sale Contract on or before October 26, 2000.



     The Second Amendment to Sale Contract was effective on October 26, 2000, and memorialized Purchaser's confirmation that it had obtained firm commitments for the "acceptable financing" referenced above. In addition, it acknowledged the contract of Seller to sell the Huntington Garage property to a third party and provided that Purchaser would receive a credit against the Purchase Price in the amount of the net proceeds of said sale.


POSSIBLE SELLER FINANCING

     In certain circumstances the Seller is obligated to provide financing for the Purchaser's purchase of the Properties and in other circumstances the Seller may elect to provide financing for the Purchaser's purchase of the Properties, other than with respect to the Long Street property. The Seller is obligated to provide Seller financing in the event the Properties, other than with respect to the Long Street property, suffer casualty losses in excess of $500,000 and, as a result the existing mortgage holder refuses to allow the Purchaser to assume the mortgage on a Property or the Purchaser's proposed mortgage lender for a Property refuses to fund its mortgage commitment. The maximum amount of such financing Seller is obligated to provide for all Properties is $30 million, except if a casualty is suffered by the Pecanland Mall, in which event the maximum is $46 million. The term of such Seller financing will be two years at an initial interest rate of 11% for the first six months, increasing to 12% after six months for the remainder of the term. The Seller will be granted a first lien on the Properties financed.

     The Seller is also obligated to provide financing in the event that the holder of any existing mortgage on the Properties, other than with respect to the Long Street property, does not consent to the Purchaser assuming such mortgage, subject to the following limitations: (a) the total amount of obligatory Seller financing does not exceed $30 million reduced by any Seller financing Seller has provided as a result of casualty losses as described above, and (b) Seller is not obligated to provide financing for the Pecanland Mall. The maximum term of any Seller financing provided under these circumstances is 180 days and will be at an interest rate of 11% for the first 120 days and 15% for the final 60 days. The Seller will be granted a first lien on the Properties financed.


     Purchaser has provided written assurances to the Company that it has obtained firm commitments for acceptable financing either in the form of a consent to Purchaser's assumption of existing mortgages or new mortgage loans with respect to all of the Properties it will purchase. Based on such written assurances made by the Purchaser to the Company under the Sale Contract, the Company does not expect that it will be required to provide financing to Purchaser in connection with the Asset Sale.


     The Seller may elect to provide (or cause a third party to provide) Seller financing for a Property in the following circumstances: (a) as a result of a casualty the Purchaser's equity investors or mezzanine lender withdraw their financing for a Property, other than with respect to the Long Street property, or (b) as a result of Seller having failed to provide the required minimum number of estoppel certificates for a Property, the Purchaser's mortgage lender or mezzanine lender for such Property withdraws its financing for such Property. In addition, if the Seller extends the closing date beyond December 29, 2000 as a result of the special meeting of shareholders to approve the Sale Contract not having been held, the Seller may elect to provide Seller financing to replace the financing being provided by any lender to Purchaser who either refuses to extend its financing commitment beyond December 29, 2000 or charges an extension fee for closing beyond December 29, 2000.

REPRESENTATIONS AND WARRANTIES

     The Sale Contract contains various representations and warranties of Seller and Purchaser. The respective representations and warranties of Seller and Purchaser will survive the closing for six months.

     The representations of Seller relate generally to: corporate organization, existence and authorization, enforceability and related matters; conflicts, defaults and requisite consents; and absence of brokerage fees.

     The representations of Purchaser relate generally to authorization, enforceability and related matters; conflicts, defaults and requisite consents; and absence of brokerage fees.

INDEMNIFICATION

     Purchaser has agreed to indemnify, defend and hold Seller harmless from and against losses, claims, costs and expenses, including reasonable attorneys' fees and expenses (collectively, "Losses") arising from: (a) Purchaser's inspection of the Properties, (b) Purchaser's failure to pay or perform any liabilities assumed by it as part of the Asset Sale and (c) the claims of persons alleging they are owed commissions or fees as a result of acting on behalf of the Purchaser in the Asset Sale.


     Seller has agreed to indemnify, defend and hold Purchaser and related parties harmless from and against Losses arising from claims of persons alleging they are owed commissions or fees as a result of acting on behalf of the Seller in the Asset Sale and to indemnify Purchaser from and against Losses arising from claims by the Company's shareholders.


CONDUCT PENDING CLOSING

     Seller has agreed to continue to operate and maintain the Properties consistent with current practice and to not terminate the Asset Management Agreement except in the case of Partners' default. In the management of the Properties by Partners pursuant to the Asset Management Agreement, Seller recognizes that Partners will consult with Purchaser and be subject to Purchaser's supervision. In addition, Seller has agreed not to enter into contracts for operation or maintenance of the Properties unless they can be cancelled without penalty on 30 days' written notice.

     Seller may not enter into, amend or terminate any lease or ground lease or accept the surrender of any existing tenancy or approve any sublease without the consent of Purchaser unless it is terminating the lease of a tenant (other than an anchor tenant of a shopping center property) for a monetary default.

EXCLUSIVITY


     With the exception of the outlots at Pecanland Mall, the Huntington Garage and the Long Street Garage, Seller may not, directly or indirectly, solicit or initiate any discussions with any person or entity other than Purchaser with a view toward the sale of the Properties. The Company may, however, respond to, pursue and negotiate a bona fide proposal, which is neither solicited nor initiated by Seller, to directly or indirectly purchase any or all of the Properties if the Board of Trustees or a committee thereof has determined that
(a) the alternative proposal may be more favorable to the shareholders of the Company and (b) the party making the alternative proposal is reasonably likely to have the financial resources to complete the transaction.


CONDITIONS TO THE CLOSING

     The closing is conditioned upon consent to the Asset Sale by the shareholders of the Company on or prior to December 26, 2000 (such date, the "Shareholder Approval Deadline"), subject to extension in certain circumstances at the election of Purchaser or Seller, but in no event later than April 30, 2001.

     In addition, the closing is conditioned upon Seller delivering to Purchaser estoppel certificates in a specified form from a certain portion of the tenants of the shopping center and office properties, the lessors under the ground leases of three properties and the net lessees of the parking facility properties. If Purchaser's lender refuses to fund as a result of the missing estoppel certificates for any Property, Seller has the option to provide such funding on equal or better terms, in which event Purchaser will be required to purchase such Property. If Seller refuses to provide such financing, Purchaser may elect to eliminate such Property from the Asset Sale with an adjustment in the purchase price for the remaining Properties.



     The closing is also conditioned on the receipt of any antitrust clearances the parties determine are necessary, and the Asset Management Agreement remaining in place and being amended, as provided in the Sale Contract, unless there has been a default by Partners. See "Interests of Management or Trustees in the Asset Sale -- Asset Management Agreement", above.


THE CLOSING

     The closing will occur on a date (the "Closing Date") within two business days after the consent by the Beneficiaries, but in no event later than December 29, 2000; except that, under certain circumstances, Purchaser may extend the Closing Date to a date not later than January 31, 2001 and under certain circumstances Seller may extend the Closing Date to a date not later than April 30, 2001.

TERMINATION


     Either party may terminate the Sale Contract if any condition to that party's obligation to close is not met on or before the Closing Date, if the other party defaults under the Sale Contract, if the meeting of Beneficiaries for approval of the sale has not been held prior to the second business day before the Closing Date, or the Beneficiaries do not approve the sale at the meeting held for such purpose. The Purchaser may terminate the Sale Contract if Seller extends the Closing Date beyond December 29, 2000. In addition, the Sale Contract will terminate upon notice from Seller if the Board of Trustees of the Company or a committee thereof determines that the Company has a fiduciary duty to accept, approve or recommend an alternative proposal.


EFFECT OF TERMINATION


     If Seller terminates the Sale Contract because Purchaser has defaulted under the Sale Contract, then, as a sole remedy, Seller may retain the Deposit. If Purchaser terminates the Sale Contract because Seller has defaulted under the Sale Contract, Seller must return to Purchaser the entire Deposit paid by Purchaser.



     If the Sale Contract is terminated because the Beneficiaries did not approve the sale or, at the option of Seller, upon notice from Seller as a result of not having held the Beneficiary meeting to approve the sale by prior to the second business day before the Closing Date or the determination of Seller's Board or a committee thereof that the Company has a fiduciary duty to accept, approve or recommend an alternative proposal, then in addition to the return of the Deposit, Seller shall reimburse Purchaser for certain fees and expenses up to a maximum of $3.0 million (the "Expense Reimbursement"). If the Sale Contract is terminated after an extension of the Closing Date beyond December 29, 2000, the maximum Expense Reimbursement will be $3.25 million. If the Closing Date has been extended beyond January 31, 2001 and the Sale Contract is terminated, the maximum Expense Reimbursement will be $3.5 million. In addition, if the Sale Contract is terminated because of the determination of Seller's Board or a committee thereof that the Company has a fiduciary duty to accept, approve or recommend an alternative proposal, Seller is obligated to reimburse Purchaser for up to an additional $2 million of fees and expenses paid to or payable to Purchaser's equity investors.


     If the Sale Contract is terminated as a result of Seller's failure to clear title exceptions, Purchaser's election to terminate the Sale Contract upon Seller's extension of the Closing Date beyond December 29, 2000 or Purchaser's election to terminate as a result of Seller's failure to hold a vote of the Beneficiaries to approve the Sale Contract by December 29, 2000, Seller shall reimburse Purchaser for one-half of certain fees and expenses up to a maximum of one-half of the applicable maximum Expense

Reimbursement. Alternatively, if Seller obtains Beneficiary consent to the Asset Sale and Seller defaults under the Sale Contract, then, in lieu of its other remedies, Purchaser may obtain specific performance of the Sale Contract or prosecute an action for damages in an amount not to exceed $10 million.

     In those circumstances where Seller is obligated to reimburse Purchaser for certain fees and expenses, none of the reimbursement is to be paid to Messrs. Friedman or Schonberger, Ms. Zahner or any entity in which any of them have an interest.

                         TERMS OF THE VOTING AGREEMENTS

     In connection with the Sale Contract, each of Gotham and Apollo, in its capacity as a shareholder, has signed an agreement with Purchaser (a "Voting Agreement") to vote all of its Shares held as of the Record Date, which Shares, in the aggregate, represent approximately 21.40% of the Company's Shares, to consent to the Asset Sale. Gotham and Apollo each agreed to vote all of their respective Shares (i) to consent to the Asset Sale, (ii) against any action that would result in a breach of the Sale Contract or its Voting Agreement and (iii) against any sale of the Properties to any party other than Purchaser. Additionally, each of Gotham and Apollo agreed to appoint Purchaser as its proxy to vote all of its Shares with respect to the sale of the Properties at any meeting of the Beneficiaries called to consider the Asset Sale. Each Voting Agreement will terminate upon the termination of the Sale Contract in accordance with its terms or upon certain amendments, modifications or waivers of the Sale Contract.


     In addition, Magten, which beneficially owns 11.19% of the Shares, has agreed to vote those Shares with respect to which it has voting control to consent to the Asset Sale, subject to certain conditions. The agreement of Magten will terminate upon termination of either of the Voting Agreements.



     The above summary of each voting agreement does not purport to be complete and is subject to the text of each Voting Agreement, which are attached as exhibits to the Company's Current Report on Form 8-K, filed with the Commission on September 27, 2000 and which are incorporated herein by reference.



                     ACCOUNTING TREATMENT OF THE ASSET SALE



     The Asset Sale will be reflected on the Company's financial statements as a sale of the assets with a net gain of approximately $28 million recognized for the difference between the total proceeds under the Sale Contract and the book value of the net assets sold.


               FEDERAL INCOME TAX CONSEQUENCES OF THE ASSET SALE

     The following is a summary of the material federal income tax consequences of the Asset Sale. The summary is not intended to be tax advice to any person, nor is it binding upon the Internal Revenue Service. In addition, no information is provided herein with respect to the tax consequences of the Asset Sale under applicable state, local, or foreign tax laws.


     The Company will recognize gain or loss on the Asset Sale equal to the difference between the amount realized by the Company from the Asset Sale and the Company's adjusted tax basis in the assets sold. The amount realized by the Company on the Asset Sale will equal the sum of the money received by the Company, plus the amount of the liabilities assumed by Purchaser, plus the amount of any liabilities to which the sold assets are subject. The Company will be subject to federal income taxation on any gain it recognizes on the Asset Sale unless the Company distributes to its Beneficiaries an amount equal to the amount of the gain or chooses to apply ordinary tax losses available against the gain. At this time, the Company anticipates recognizing a gain of approximately $12 million on the Asset Sale.



     With respect to any gain the Company recognizes on the Asset Sale, the Company may make, as a capital gain distribution, a distribution necessary to satisfy in whole or in part certain REIT distribution requirements resulting from the Asset Sale. In addition, the Company may choose to apply ordinary tax losses available against all or part of the gain. If the Company makes a capital gain distribution, the Company generally will not be taxed on the gain, but instead the Beneficiaries will recognize a long-term capital gain in the amount of that distribution. For individuals, long-term capital gains are taxed at rates lower than ordinary income, generally at 20% or 25% depending on the nature of the capital gain.



     The Company believes that it will have sufficient available cash to make a capital gain distribution equal to any gain it recognizes on the Asset Sale in the event it chooses to do so. If the Company fails to make a required capital gain distribution, then the following tax results will occur. The Company will be taxed on the undistributed capital gain to the extent that the undistributed gain exceeds available ordinary tax losses. Pursuant to an election the Company anticipates it would make in such event, the Beneficiaries: (i) would recognize a long-term capital gain in the amount of the Company's undistributed capital gain; (ii) would be given a tax credit equal to the tax paid by the Company on the undistributed capital gain (which credit generally should eliminate any tax on the gain referred to in clause (i) and, in the case of the Beneficiaries who are individuals, result in an excess credit that either can be used to shelter capital gains from other sources or can result in a tax refund), and (iii) would increase their basis in the Shares by the excess of the amount of capital gain referred to in clause (i) over the amount of the tax credit referred to in clause (ii).



     The Company urges each of the Beneficiaries to consult its tax advisor regarding the specific tax consequences to the Beneficiary of a capital gain distribution by the Company or, as discussed in the immediately preceding paragraph, if the Company recognizes a capital gain on the Asset Sale and does not make a capital gain distribution.



     In the event that the Asset Sale occurs during a tax year with respect to which the Company does not retain its REIT status, it is anticipated that the gain on the Asset Sale, to the extent that the undistributed gain exceeds available ordinary tax losses, will be taxed at the normal federal and state corporate rates and any distributions associated with the Asset Sale that the shareholders receive will be taxed as normal dividend income.


                      GOVERNMENT AND REGULATORY APPROVALS

     To the Company's knowledge, consummation of the Asset Sale does not require any regulatory approvals other than receipt of appropriate federal antitrust clearances deemed necessary by the parties to the Sale Contract and the federal filings required under applicable United States securities laws in connection with this Proxy Statement.

                             NO DISSENTERS' RIGHTS

     Under Ohio law, the Beneficiaries do not have dissenters' rights to receive payment for their Shares as a result of the Asset Sale.

                           REQUIRED VOTE FOR PROPOSAL

     In accordance with the provisions of Article X of the Declaration of Trust, the affirmative vote of a majority of the outstanding Shares as of the Record Date is required to consent to the Asset Sale.

                    RECOMMENDATION OF THE BOARD OF TRUSTEES


     THE BOARD OF TRUSTEES HAS UNANIMOUSLY RECOMMENDED A VOTE FOR THE ASSET
SALE.

                    PRO FORMA FINANCIAL DATA OF FIRST UNION
                  REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS


     The Pro Forma Combined Balance Sheet of the Company as of June 30, 2000, reflects three adjustment columns: the sale of Temple Mall in August 2000, the proposed Asset Sale to Radiant and the sale of the Huntington Garage property. The Pro Forma Combined Statement of Operations for the year ended December 31, 1999 reflects six adjustment columns: the properties sold by the Company prior to December 31, 1999, the sale of the Crossroads Center property in April 2000, the spinoff of Imperial Parking Corporation in March 2000, the sale of Temple Mall in August 2000, the proposed Asset Sale to Radiant and the sale of the Huntington Garage property. The Pro Forma Combined Statement of Operations for the six months ended June 30, 2000, reflects four adjustment columns: the sale of the Crossroads Center property, the sale of Temple Mall, the proposed Asset Sale to Radiant and the sale of the Huntington Garage property.



     The Pro Forma Combined Balance Sheet of the Company assumes the sale of Temple Mall, the proposed Asset Sale to Radiant and the sale of the Huntington Garage property occurred on June 30, 2000, and the Pro Forma Combined Statements of Operations assume that all transactions occurred at the beginning of the periods presented. The Pro Forma Combined Statement of Operations for the twelve months ended December 31, 1999 and for the six months ended June 30, 2000 are not necessarily indicative of the actual results that would have occurred had the pro forma transactions been consummated on the first day of the respective periods or of future operations of the Company. The Pro Forma financial statements do not take into consideration the increase in the Company's liquidity or possible uses of those funds.


     The Pro Forma Combined Balance Sheet and Pro Forma Combined Statements of Operations should be read in conjunction with the Notes to Pro Forma Combined Financial Statements.

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
              PRO FORMA COMBINED BALANCE SHEET AS OF JUNE 30, 2000
                                 (IN THOUSANDS)


                                                                         PRO FORMA ADJUSTMENTS
                                                                 -------------------------------------
                                                                                PROPOSED     SALE OF
                                                                 TEMPLE MALL   HUNTINGTON   PROPERTIES
                                                    HISTORICAL    SALE (5)        SALE      TO RADIANT   PRO FORMA
                                                    ----------   -----------   ----------   ----------   ---------
ASSETS
Investment in real estate
  Land............................................  $  47,292                   $(1,600)    $ (38,807)   $   6,885
  Building and improvements.......................    247,137                    (6,602)     (177,838)      62,697
                                                    ---------      -------      -------     ---------    ---------
                                                      294,429                    (8,202)     (216,645)      69,582
  Less -- Accumulated depreciation................    (66,445)                    3,392        55,786       (7,267)
                                                    ---------      -------      -------     ---------    ---------
      Total investment in real estate.............    227,984                    (4,810)     (160,859)      62,315(3)
Investment in joint venture.......................      1,671      $(1,671)          --            --           --
Mortgage loans and notes receivable...............      2,698       (1,200)          --        (1,498)          --
Other assets
  Cash and cash equivalents -- unrestricted.......      9,305        3,600       13,000(1)     69,300(2)    95,205
                          -- restricted...........      4,882                        --        (2,746)       2,136(4)
  Accounts receivable and prepayments, net of
    allowances....................................      4,782                       (20)          (23)       4,739
  Investments.....................................    209,461                        --            --      209,461
  Inventory.......................................      4,424                        --            --        4,424
  Unamortized debt issue costs, net...............      1,815                       (96)       (1,294)         425
  Other...........................................        664                        --            --          664
                                                    ---------      -------      -------     ---------    ---------
      Total assets................................  $ 467,686      $   729      $ 8,074     $ (97,120)   $ 379,369
                                                    =========      =======      =======     =========    =========
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
  Mortgage loans..................................  $ 159,092                   $(7,769)    $(109,351)   $  41,972
  Notes payable...................................    145,117                        --            --      145,117
  Senior notes....................................     12,538                        --            --       12,538
  Accounts payable and accrued liabilities........     12,639                        --            --       12,639
  Deferred items..................................      2,675                        --        (2,260)         415
                                                    ---------      -------      -------     ---------    ---------
      Total liabilities...........................    332,061           --       (7,769)     (111,611)     212,681
                                                    ---------      -------      -------     ---------    ---------
Shareholders' equity
  Preferred shares of beneficial interest.........     23,171                        --            --       23,171
  Shares of beneficial interest...................     42,258                        --            --       42,258
  Additional paid in capital......................    218,595                        --            --      218,595
  Undistributed loss from operations..............   (148,399)     $   729       15,843        14,491     (117,336)
                                                    ---------      -------      -------     ---------    ---------
      Total shareholders' equity..................    135,625          729       15,843        14,491      166,688
                                                    ---------      -------      -------     ---------    ---------
      Total liabilities and shareholders'
        equity....................................  $ 467,686      $   729      $ 8,074     $ (97,120)   $ 379,369
                                                    =========      =======      =======     =========    =========


---------------


(1) Projected to receive approximately $13 million from the sale, after assumption of debt of $8 million (at June 30, 2000), and expenses related to the sale.



(2)Projected to receive approximately $71.6 million from the sale, after assumption of debt of $109 million (at June 30, 2000), expenses related to the sale and other adjustments. In addition, approximately $2.3 million of cash is expected to be transferred to Radiant for Richmond Garage construction.



(3) The balance consists of fixed assets at Circle Tower of $2.225 million and at Park Plaza of $60.090 million.



(4) The balance of this account consists of a severance escrow of $1.152 million and Park Plaza Escrow balances of $.984 million.



(5) Temple Mall joint venture was sold in August 2000.

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    PRO FORMA ADJUSTMENTS
                                                  ---------------------------------------------------------
                                                   PROPERTIES SOLD     SALE OF
                                                      PRIOR TO        CROSSROADS   SPINOFF OF   TEMPLE MALL
                                     HISTORICAL   DECEMBER 31, 1999      (1)         IMPARK      SALE (2)
                                     ----------   -----------------   ----------   ----------   -----------
Revenues
  Rents............................   $109,839        $(53,647)        $(11,378)
  Sales............................      6,643
  Interest -- Mortgage loans.......        463
         -- Short-term
    investments....................      2,649            (567)              (7)    $(1,950)
  Equity in income from joint
    venture........................         64                                                     $(64)
  Management fees..................        332
  Other Income.....................        784
                                      --------        --------         --------     -------        ----
                                       120,774         (54,214)         (11,385)     (1,950)        (64)
                                      --------        --------         --------     -------        ----
Expenses
  Property operating...............     36,224         (21,342)          (1,844)
  Cost of goods sold...............      8,670
  Real estate taxes................      9,937          (3,709)          (1,987)
  Depreciation and amortization....     25,331         (11,283)          (1,691)
  Interest -- Mortgage loans.......     28,264         (11,221)          (4,327)
         -- Notes payable..........      4,232          (4,193)
         -- Senior notes...........      1,113
         -- Bank loans and other...      4,833          (3,253)
  General and administrative.......     14,664
  Unrealized loss on carrying value
    of assets identified for
    disposition and impaired
    assets.........................      9,800
                                      --------        --------         --------     -------        ----
                                       143,068         (55,001)          (9,849)         --          --
                                      --------        --------         --------     -------        ----
Loss before capital gain,
  extraordinary loss, discontinued
  operations and preferred
  dividend.........................   $(22,294)       $    787         $ (1,536)    $(1,950)       $(64)
                                      ========        ========         ========     =======        ====

Per share data
Basic weighted average shares......     38,827
                                      ========
Diluted weighted average shares....     38,836
                                      ========
Loss before capital gain,
  extraordinary loss, discontinued
  operations and preferred
  dividend, basic and diluted......   $  (0.57)
                                      ========

                                      PRO FORMA ADJUSTMENTS
                                     -----------------------
                                      PROPOSED     SALE OF
                                     HUNTINGTON   PROPERTIES
                                        SALE      TO RADIANT   PRO FORMA
                                     ----------   ----------   ---------
Revenues
  Rents............................   $(2,231)     $(29,812)   $ 12,771
  Sales............................                               6,643
  Interest -- Mortgage loans.......                                 463
         -- Short-term
    investments....................                     (87)         38
  Equity in income from joint
    venture........................                      --
  Management fees..................                                 332
  Other Income.....................                                 784
                                      -------      --------    --------
                                       (2,231)      (29,899)     21,031
                                      -------      --------    --------
Expenses
  Property operating...............       (78)       (8,574)      4,386
  Cost of goods sold...............                               8,670
  Real estate taxes................      (356)       (3,068)        817
  Depreciation and amortization....      (242)       (7,742)      4,373
  Interest -- Mortgage loans.......      (690)       (9,074)      2,952
         -- Notes payable..........                                  39
         -- Senior notes...........                               1,113
         -- Bank loans and other...                               1,580
  General and administrative.......                              14,664
  Unrealized loss on carrying value
    of assets identified for
    disposition and impaired
    assets.........................                               9,800
                                      -------      --------    --------
                                       (1,366)      (28,458)     48,394
                                      -------      --------    --------
Loss before capital gain,
  extraordinary loss, discontinued
  operations and preferred
  dividend.........................   $  (865)     $ (1,441)   $(27,363)
                                      =======      ========    ========
Per share data
Basic weighted average shares......                              38,827
                                                               ========
Diluted weighted average shares....                              38,836
                                                               ========
Loss before capital gain,
  extraordinary loss, discontinued
  operations and preferred
  dividend, basic and diluted......                            $  (0.70)
                                                               ========


---------------

(1) Crossroads was sold in April 2000.

(2) Temple Mall was sold in August 2000.

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                PRO FORMA ADJUSTMENTS
                                                -----------------------------------------------------
                                                   SALE OF                     PROPOSED     SALE OF
                                                 CROSSROADS     TEMPLE MALL   HUNTINGTON   PROPERTIES
                                   HISTORICAL        (1)         SALE (2)        SALE      TO RADIANT   PRO FORMA
                                   ----------   -------------   -----------   ----------   ----------   ---------
Revenues
  Rents..........................   $25,849        $(3,170)                    $(1,190)     $(15,035)    $ 6,454
  Sales..........................     4,579                                         --            --       4,579
  Interest -- Mortgage loans.....       150                        $(36)            --           (77)         37
           -- Short-term
           investments...........     4,535             (4)                                     (103)      4,428
  Dividends......................       112                                                       --         112
  Equity in loss from joint
     venture.....................      (115)                        115             --            --          --
  Other Income...................       179             (6)                                       --         173
                                    -------        -------         ----        -------      --------     -------
                                     35,289         (3,180)          79         (1,190)      (15,215)     15,783
                                    -------        -------         ----        -------      --------     -------
Expenses
  Property operating.............     7,099           (655)                        (16)       (4,224)      2,204
  Cost of goods sold.............     4,434                                         --            --       4,434
  Real estate taxes..............     3,144           (707)                       (178)       (1,832)        427
  Depreciation and
     amortization................     6,222           (730)                       (134)       (4,300)      1,058
  Interest -- Mortgage loans.....     9,324         (2,571)                       (336)       (5,687)        730
           -- Notes payable......     2,632                                        (47)           (1)      2,584
           -- Senior notes.......       556                                         --            --         556
  General and administrative.....     7,901                                         --            --       7,901
                                    -------        -------         ----        -------      --------     -------
                                     41,312         (4,663)          --           (711)      (16,044)     19,894
                                    -------        -------         ----        -------      --------     -------
Loss before capital loss,
  extraordinary loss and
  preferred dividend.............   $(6,023)       $ 1,483         $ 79        $  (479)     $    829     $(4,111)
                                    =======        =======         ====        =======      ========     =======
Per share data
Basic weighted average shares....    42,470                                                               42,470
                                    =======                                                              =======
Diluted weighed average shares...    49,098                                                               49,098
                                    =======                                                              =======
Loss before capital loss,
  extraordinary loss and
  preferred dividend, basic and
  diluted........................   $ (0.14)                                                             $ (0.10)
                                    =======                                                              =======


---------------
(1) Crossroads was sold in April 2000.

(2) Temple Mall was sold in August 2000.

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

DISTRIBUTION OF IMPARK

     In March 2000, the Registrant distributed all common stock of Impark to its shareholders. One share of Impark common stock was distributed for every 20 of the Registrant's common shares of beneficial interest held on March 20, 2000. Approximately 2.1 million shares of Impark common stock were distributed. As part of the spin-off, the Registrant repaid Impark's bank credit facility of approximately $24.2 million, contributed approximately $7.5 million of cash, contributed its 14 Canadian parking properties and $6.7 million for a parking development located in San Francisco, California.

SALE OF CROSSROADS SHOPPING CENTER

     In April 2000, the Registrant sold Crossroads Shopping Center for $80.1 million, of which approximately $78.1 million was applied against a loan payable to the purchaser, the assumption of the first mortgage debt on the property and other liabilities. The Registrant recognized a gain on the sale of approximately $59 million, less an extraordinary loss on extinguishment of debt of approximately $2.4 million.

SALE OF TEMPLE MALL

     In August 2000, the Registrant received approximately $2.4 million representing its 50% non-controlling ownership interest in the net proceeds from the sale of Temple Mall. The Registrant accounted for its interest in Temple Mall as an investment in a joint venture using the equity method of accounting. The Registrant will recognize a gain from the investment in a joint venture of approximately $.7 million during the third quarter of 2000. Temple Mall was sold for approximately $25.7 million, of which approximately $19.5 million was applied against the first mortgage debt on the mall. In addition, the joint venture repaid its $1.2 million note payable to the Registrant from cash reserves.

CONTRACT FOR SALE OF PROPERTIES

     In September 2000, the Registrant signed two sales contracts for a significant asset sale to Radiant. The proposed transactions contemplate the sale of certain real estate assets (the "Purchased Assets") for a sales price of approximately $205 million (which includes approximately $117 million in assumed mortgage debt at June 30, 2000) and subject to certain adjustments including the Registrant's share of certain transaction costs.

     The assets assumed to be purchased by Radiant include:

     - 55 Public Square and CEI Office Buildings -- Cleveland, Ohio
     - 55 Public Square Garage -- Cleveland, Ohio
     - West Third Street Parking Lot -- Cleveland, Ohio
     - North Valley Tech Center -- Thornton, Colorado
     - Two Rivers Business Center -- Clarksville, Tennessee
     - Westgate Shopping Center -- Abilene, Texas
     - Pecanland Mall -- Monroe, Louisiana
     - Huntington Garage -- Cleveland, Ohio
     - Long Street Garage -- Columbus, Ohio
     - Madison and Wells Garage -- Chicago, Illinois
     - Printers Alley Garage -- Nashville, Tennessee
     - 5th and Marshall Garage -- Richmond, Virginia
     - Club Associates' note receivable, face amount of approximately $1.5 million.

     - Ancillary assets including Furniture, Fixtures, and Equipment, and reserve and escrow accounts of the purchased assets.

     - Net operating income from all of the Purchased Assets from June 1, 2000 less capital expenditures committed subsequent to May 9, 2000 further reduced by 66.6% of asset management fees paid to Radiant Partners, LLC from June 1, 2000 until the closing of the transaction

     The Registrant would retain ownership of the following assets:

     - Unrestricted cash and Treasury bills
     - Convertible preferred investment in HQ Global Workplaces
     - Severance and prior trustees escrow account
     - Park Plaza Mall -- Little Rock, Arkansas
     - Circle Tower -- Indianapolis, Indiana
     - Peachtree Mall legal claim

     The Registrant will remain liable for the following obligations:

     - 8.2% convertible preferred shares
     - 8.875% Publicly-traded senior notes
     - Dallas management office lease (the Registrant has sub-leased this space)
     - Certain liabilities relating to the Purchased Assets arising prior to June 1, 2000, except for certain potential liabilities of the Westgate Shopping Center
     - Corporate expenses and liabilities not related to the Purchased Assets
     - Property level mortgage debt on retained assets
     - Other ordinary course liabilities

     Radiant Partners, LLC would continue to manage the Registrant's remaining assets for $250,000 per year for two years.

     The sales contracts are subject to several conditions, including the consent of shareholders of the Registrant. The closing, if it occurs, is expected to occur during the fourth quarter of 2000, although it may be extended under certain circumstances to a date not later than April 29, 2001.


     In October 2000, the Trust signed a definitive purchase agreement for the sale of the Huntington Garage property in Cleveland, Ohio to Northeastern Security Development Corp., a private real estate investment firm headquartered in New York. The purchase price is $21,250,000 and the purchaser has made a non-refundable deposit of $1,000,000 to be applied to the purchase price at closing. The sale is expected to close no later than January 2001.



     This property is among those that Radiant agreed to acquire from the Trust under the Sale Contract. Under the Sale Contract Radiant and the Trust had agreed that the Trust was permitted to sell the Huntington Garage property to a third party.



     The Sale Contract as amended provides that Radiant will receive a credit towards the $205 million purchase price equal to the net sales price realized by the Trust from the sale of the Huntington Garage. If the sale of the Huntington Garage has not closed by the time the Sale Contract with Radiant closes, Radiant will receive a post-closing credit of the net proceeds of the sale towards the $205 million purchase price.

     SELECTED COMBINED FINANCIAL DATA OF FIRST UNION REAL ESTATE EQUITY AND
                              MORTGAGE INVESTMENTS


     Set forth below is selected combined financial data of the Company for the six months ended June 30, 2000 and 1999 and for the years ended December 31, 1999, 1998, 1997, 1996 and 1995. The selected combined financial data for the six-month periods has been derived from, and should be read in conjunction with, the unaudited combined financial statements, accompanying notes and the management's discussion and analysis section included in the Company's quarterly reports on Form 10-Q for the periods ended June 30, 2000 and 1999. The selected combined financial data for the twelve-month periods has been derived from, should be read in conjunction with the audited combined financial statements, accompanying notes and management's discussion and analysis section included in the Company's Annual Reports on Form 10-K for the years ended December 31, 1999, 1998, 1997, 1996 and 1995.


                                                   SIX MONTHS ENDED
                                                       JUNE 30,                       YEARS ENDED DECEMBER 31,
                                                  -------------------   ----------------------------------------------------
                                                    2000       1999       1999     1998(1)    1997(1)    1996(1)    1995(1)
                                                  --------   --------   --------   --------   --------   --------   --------
                                                      (UNAUDITED)
OPERATING RESULTS
Revenues (2)....................................  $ 35,289   $ 65,585   $120,774   $148,062   $110,539   $ 81,867   $ 79,205
Interest expense (2)............................    12,512     22,697     38,442     48,197     27,748     23,426     22,397
Depreciation and amortization (2) (3)...........     6,222     14,865     25,331     27,603     18,787     15,890     14,276
Income (loss) before unrealized loss on carrying
  value of assets identified for disposition and
  impaired assets, capital gains, net,
  extraordinary loss, cumulative effect of
  accounting changes, loss from discontinued
  operations and preferred dividend (2) (4) (5)
  (6) (7).......................................    (6,023)    (6,160)   (12,494)   (27,769)     7,278      1,681        881
Unrealized loss on carrying value of assets
  identified for disposition and impaired assets
  (6)...........................................        --     (9,002)    (9,800)   (36,000)        --         --    (14,000)
Capital gains, net..............................    59,141     27,789     28,334     10,346      1,468         --     31,577
Extraordinary loss from early extinguishment of
  debt (7)......................................    (5,459)        --     (5,508)    (2,399)      (226)      (286)      (910)
Cumulative effect of change in accounting for
  internal lease costs (3)......................        --         --         --         --         --         --     (4,325)
Loss from discontinued operations (4)...........        --     (1,609)    (6,836)   (27,696)    (2,844)        --         --
Net income (loss) before preferred dividend.....    47,659     11,018     (6,304)   (83,518)     5,676      1,395     13,223
Preferred dividend..............................    (1,416)    (1,416)    (2,833)    (2,999)    (4,831)      (845)        --
Net income (loss) applicable to shares of
  beneficial interest...........................    46,243      9,602     (9,137)   (86,517)       845        550     13,223
Net income (loss) applicable to shares of
  beneficial interest, basic....................  $   1.11   $   0.28   $  (0.24)  $  (2.81)  $   0.03   $   0.03   $   0.73
Net income (loss) applicable to shares of
  beneficial interest, diluted..................  $   0.97   $   0.28   $  (0.24)  $  (2.81)  $   0.03   $   0.03   $   0.73
Basic weighted average shares...................    42,470     34,536     38,827     30,772     24,537     17,172     18,059
  Stock options, treasury method................        --         --         --        243        571        367         --
  Restricted shares, treasury method............        --         --          9         --        307        167         58
  Conversion of preferred shares................     6,628      4,465         --         --         --         --         --
  Diluted weighted average shares...............    49,098     39,001     38,836     31,015     25,415     17,705     18,117
FINANCIAL POSITION AT END OF PERIOD
  Gross investment in real estate assets........  $294,429   $575,858   $324,251   $798,230   $746,867   $458,963   $449,080
  Total assets..................................   467,686    597,823    502,792    786,684    790,226    413,054    376,144
  Debt (8)......................................   316,747    318,994    283,217    553,576    458,637    254,868    258,454
  Shareholders' equity..........................   135,625    207,324    169,710    150,696    235,310    124,957     77,500
OTHER DATA
Net cash provided by (used for)
  Operations....................................  $  2,062   $  8,918   $  9,409   $  5,919   $ 15,940   $ 11,085   $ 12,989
  Investing.....................................  (104,824)   119,600    112,089    (52,429)  (112,233)   (47,002)   (28,345)
  Financing.....................................    61,522   (137,696)  (109,128)    72,781    110,124     35,466     15,783
Property net operating income (9)...............    15,751     35,470     61,651     77,049     53,055     47,349     44,086
EBIDA (9).......................................    11,295     29,986     48,446     45,032     48,982     40,152     37,554
Funds from (used in) operations after preferred
  dividends (9).................................    (1,746)     2,524      7,894    (13,784)    21,150     16,010     14,291
Preferred dividends declared....................     1,416      1,416      2,833      2,999      4,831        845         --
Dividends declared..............................     6,583         --     13,166      3,478     11,651      7,684      7,542
Dividends declared per share....................  $   0.16   $     --   $   0.31   $   0.11   $   0.44   $   0.44   $   0.41

---------------

(1) As a result of First Union's review of lives assigned to real estate assets for calculation of depreciation expense during the fourth quarter of 1998, reduced asset lives have been assigned effective January 1, 1998. Consequently, First Union has restated its Combined Financial Statements for the years ended December 31, 1995 through 1998.

(2) In September 1997, First Union acquired the interests of its joint venture partners in eight shopping malls and 50% of another mall. In 1999, First Union sold 27 properties. In 2000, First Union sold one shopping mall.

(3) In December 1995, First Union changed its method to directly expense internal leasing costs and recorded a $4.3 million noncash charge for the cumulative effect of the accounting change as of the beginning of 1995.

(4) The results of Impark have been classified as discontinued operations for 1997, 1998, 1999 and 2000. Impark was spun off to the shareholders of the Trust in March 2000. In 1998, Impark recognized a $15 million reduction of goodwill.

(5) In 1998, the loss before unrealized loss on carrying value of assets identified for disposition and impaired assets, capital gains, net, extraordinary loss, cumulative effect of accounting change and loss from discontinued operations included expenses of $17.6 million related to the proxy contest and the resulting change in the composition of the Trust's Board of Trustees. In 1995, income before unrealized loss on carrying value of assets identified for disposition and impaired assets, capital gains, net, extraordinary loss, cumulative effect of accounting change and loss from discontinued operations included $1.6 million of litigation and proxy expenses.

(6) For the six months ended June 30, 1999, the Trust recognized $9 million in losses on the carrying value of assets identified for disposition and impaired assets. For the years ended December 31, 1999, 1998 and 1995, the Trust recognized a $9.8 million, $36 million and $14 million loss on the carrying value of assets identified for disposition and impaired assets.

(7) In 2000, the Trust repaid a $10.6 million deferred obligation resulting in a prepayment penalty of $3.1 million and they also recognized an extraordinary loss on the early extinguishment of debt of $2.4 million in connection with the sale of Crossroads Mall. In 1999, the Trust repaid $46 million in mortgage debt resulting in a prepayment penalty of $5.5 million. In 1998, the Trust repaid approximately $87.5 million of its 8 7/8% Senior Notes resulting in $1.6 million in unamortized issue costs and solicitation fees being expensed. Also, in the fourth quarter of 1998, the Trust renegotiated its bank agreement and $90 million note payable resulting in $800,000 of deferred costs being expensed. In 1997 and 1996, the Trust renegotiated its bank credit agreements, resulting in a $226,000 and $286,000 charge, respectively, related to the write-off of unamortized costs. In November 1995, the Trust repaid approximately $36 million of mortgage debt resulting in a $910,000 charge for the write-off of unamortized costs and prepayment premiums.

(8) Included in debt are senior notes, notes payable, bank loans and mortgage loans.

(9) In addition to net income, First Union believes that three additional measures of operating performance -- property net operating income, EBIDA (as defined below) and funds from operations -- are helpful in understanding First Union's financial performance. Property net operating income (as defined below) measures the performance of First Union's real estate assets and is often used by investors and others in valuing real estate assets. EBIDA is used by lenders and others as an indication of an entity's ability to incur and service debt, to make capital expenditures and to fund other cash needs. Funds from operations (as defined below) is widely used by industry analysts as the appropriate measure of the performance of an equity REIT and provides a relevant basis for comparison among REITs. None of property net operating income, EBIDA or funds from operations (1) represent net income or cash flow from operations as defined by generally accepted accounting principles, (2) should be considered as an alternative to net income as a measure of operating performance or cash flows from operating, investing and financing activities, or (3) should be considered as an alternative to cash flows as a measure of liquidity. First Union's calculations of property net operating income, EBIDA and funds from operations may not be comparable to similarly titled measures of other REITs. In addition, all of these measures of operating performance exclude depreciation and amortization expenses and property net operating income and EBIDA also exclude interest expense. These excluded items are significant components in understanding and assessing First Union's financial performance.

       Property net operating income is defined as rents and sales, less property operating expenses, cost of goods sold and real estate taxes. This supplemental measure is determined before debt service and depreciation and amortization expense.

       EBIDA is calculated by starting with the line that appears on the income statement for income (loss) before capital gains or loss, extraordinary loss, cumulative effect of accounting change, loss from discontinued operations and preferred dividend. Interest expense and the noncash charges for depreciation and amortization are added back and preferred dividend is deducted. For the six months ended June 30, 1999 and the years ended December 31, 1999, 1998 and 1995, EBIDA is calculated before the $9 million, $9.8 million, $36 million and $14 million unrealized loss on the carrying value of assets identified for disposition and impaired assets, respectively.

       Funds from operations is a multi-step calculation:

        Income (loss) before capital gain or loss, extraordinary loss and cumulative effect of accounting changes, plus

        Noncash charges for depreciation and amortization of First Union and the joint venture interest, plus

        Amortization allocated to the minority interest and depreciation and amortization of debt issuance costs and other corporate assets, less

        Preferred dividend.

       Funds from operations is calculated before the unrealized loss on the carrying value of assets identified for disposition and impaired assets.

       First Union adopted this definition of funds from operations in 1997 as recommended by the National Association of Real Estate Investment Trusts (NAREIT), which does not add back depreciation and amortization of debt issuance costs and other corporate assets. Previously, First Union added back all depreciation and amortization. Accordingly, funds from operations and dividend payout as a percentage of funds from operations for the years 1995 through 1996 have been restated to conform to the NAREIT definition.

             PROPOSALS THREE AND FOUR: AMENDMENTS TO THE COMPANY'S

                              DECLARATION OF TRUST

     The Board of Trustees has determined that, effective upon consummation of the Asset Sale, certain changes to the Declaration of Trust would be appropriate to enable the Board of Trustees to take certain actions without having to obtain shareholder approval. Accordingly, amendments (the "Amendments") to Sections 11.19, 12.2 and 2.8 of the Declaration of Trust are proposed for shareholder approval.


     In the event that Proposal Two is approved, the amendments proposed in Proposal Three and Proposal Four, if also approved, would take effect upon consummation of the Asset Sale. In the event that Proposal Two is not approved or the Asset Sale does not occur, the amendments to the Company's Amended Declaration of Trust proposed in Proposal Three and Proposal Four would not become effective, whether or not they were approved. The Company intends to consummate the Asset Sale upon the approval of Proposal Two, whether or not Proposal Three or Proposal Four are approved.



     The following information describes, with respect to each of Proposal Three and Proposal Four: (i) the existing provisions of the Declaration of Trust with respect to the Amendment covered by the Proposal, and (ii) the effects of the Amendment.



             PROPOSAL THREE: AMENDMENT WITH RESPECT TO REIT STATUS


     Under Section 11.19 of the Declaration of Trust as currently in effect, no Trustee and no Beneficiary shall take any action which would cause the Trust to abandon its purpose of providing an investment vehicle for numerous shareholders with small holdings or which would, in the opinion of counsel for the Trust, prevent the Trust from qualifying or continuing to qualify as a REIT under the Internal Revenue Code and the Regulations thereunder unless certain Board and shareholder approvals have been obtained in the manner therein specified.


     The Board of Trustees has determined to propose to shareholders that
Section 11.19 be amended by the elimination of the requirement that shareholder approval be obtained prior to the Trustees taking an action or actions that would result in the Trust being prevented from qualifying or continuing to qualify as a REIT. As a result of this amendment of Section 11.19 the Board of Trustees may, without having first to obtain shareholder approval, (i) determine whether or not it is in the best interest of the Beneficiaries of the Trust for the Trust to remain a REIT, or (ii) take actions in the best interest of the Beneficiaries that may have the effect of preventing the Trust from qualifying or continuing to qualify as a REIT.



     Section 11.19 of the Declaration of Trust, as proposed to be amended and restated, is attached hereto as Appendix E.



POSSIBLE DETRIMENTS OF PROPOSAL



     Subsequent to the Asset Sale, the Board of Trustees may determine that it is in the best interest of the Trust to dispose of part or all of the remaining properties of the Trust, to make certain investments that do not enhance the REIT qualification of the Trust, or to determine not to make certain other investments for the purpose of generating REIT-qualified income. These or other actions may be deemed to be actions which cause the Trust to fail to qualify as a REIT for federal income tax purposes. In the event that the Company was no longer a REIT, among other consequences, the Company would no longer be required to distribute to its shareholders, as dividends, 95% of its taxable income. See "Risks Relating To Proposals Three and Four: Amendments to the Declaration of Trust," above.



EFFECTIVENESS OF THE AMENDMENTS



     In the event that Proposal Two is approved, the amendment proposed in Proposal Three and Proposal Four, if also approved, would take effect upon consummation of the Asset Sale. In the event that Proposal Two is not approved or the Asset Sale does not occur, the amendments to the Company's

Amended Declaration of Trust proposed in Proposal Three and Proposal Four would not become effective, whether or not they were approved. The Company intends to consummate the Asset Sale upon the approval of Proposal Two, whether or not Proposal Three or Proposal Four are approved.



RECOMMENDATION OF THE BOARD OF TRUSTEES



     THE BOARD OF TRUSTEES HAS UNANIMOUSLY RECOMMENDED A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENTS



               PROPOSAL FOUR: SALE OR TRANSFER OF TRUST PROPERTY



REQUIREMENT OF SHAREHOLDER APPROVAL FOR SALE OF TRUST PROPERTY


     Under Section 12.2 of the Declaration of Trust as currently in effect, no sale, exchange or other disposition of more than 50% of the Trust's property, or the sale of the whole or any part of the Trust's property for any shares, bonds or other securities or obligations of the purchaser as a step in proceedings that would result in the merger, consolidation, dissolution or termination of the Trust, shall be made without the consent of the Board and the shareholders in the manner therein specified. The Asset Sale is being proposed for approval by shareholders pursuant to the aforementioned provisions of Section 12.2 of the Declaration of Trust.


     The Board of Trustees believes that the foregoing requirement, and any requirement of shareholder approval with respect to the sale of all or part of the property of the Trust, will be unduly burdensome on the Trust due to the relatively small amount of real estate properties anticipated to be held by the Trust subsequent to consummation of the Asset Sale. The Board of Trustees believes that, subsequent to the Asset Sale, the Board may determine to dispose of property of the Trust, in whole or in part, including properties acquired subsequent to the Asset Sale, without the necessity of obtaining shareholder approval.



     Accordingly, the Board of Trustees has recommended that Section 12.2 of the Declaration of Trust be amended to eliminate the requirement of shareholder approval with respect to the sale or disposition of the property of the Company, as opposed to the current requirement of shareholder approval for the sale or disposition of 50% or more of the property of the Trust.



     Section 12.2 of the Declaration of Trust, as proposed to be amended, would allow the Trustees, effective subsequent to the Asset Sale, to sell, exchange, transfer or otherwise dispose of any or all property of the Trust in one or more transactions, which may or may not be related. Disposition of any property will be approved by the Trustees applying their business judgment to determine whether the sale is in the best interest of the Trust and the shareholders. The Trustees have not established guidelines or criteria to make such determinations.



     Section 12.2 of the Declaration of Trust, as proposed to be amended and restated, is attached hereto as Appendix E.


TRANSFER OF TRUST PROPERTY TO NON-REIT

     Under Section 2.8 of the Declaration of Trust as currently in effect, the Trustees are required to receive shareholder approval with respect to a transfer of the Trust property or any part or parts thereof to another business entity in exchange for the shares of that entity. In addition, no transfer of substantially all of the Trust property is permitted to be made to any business entity other than a REIT or an entity receiving similar tax treatment to a REIT.

     The Trustees believe that, subsequent to the Asset Sale, these requirements of shareholder approval and the prohibition against transfer of property to a non-REIT will be unduly restrictive to the Trust. Consistent with the amendments to Section 11.19 and Section 12.2, the Board of Trustees has determined to propose that the Declaration of Trust be amended to allow the Trustees, subsequent to the Asset Sale, to transfer all or any part of the Trust property to another entity without obtaining share-holder approval. In addition, the entity to which the property is transferred would not be required to be a REIT or receive equivalent tax treatment.


     Section 2.8 of the Declaration of Trust, as proposed to be amended and restated, is attached hereto as Appendix E.



POSSIBLE DETRIMENTS OF PROPOSAL



     Subsequent to the Asset Sale, the Board of Trustees may determine that it is in the best interest of the Trust to dispose of part or all of the remaining properties of the Trust. These or other actions may be deemed to be actions which cause the Trust to fail to qualify as a REIT for federal income tax purposes. In the event that the Company was no longer a REIT, among other consequences, the Company would no longer be required to distribute to its shareholders, as dividends, 95% of its taxable income. See "Risks Relating To Proposals Three and Four: Amendments to the Declaration of Trust," above.



     In addition, pursuant to the amendments, the Board of Trustees may determine to sell, exchange, transfer or otherwise dispose of any or all property of the Trust in one or more transactions, which may or may not be related, without the consent of the Shareholders. This authority would extend to the sale, exchange, transfer or disposition of properties of the Trust acquired subsequent to the Asset Sale.



EFFECTIVENESS OF THE AMENDMENT



     In the event that Proposal Two is approved, the amendments proposed in Proposal Three and Proposal Four, if also approved, would take effect upon consummation of the Asset Sale. In the event that Proposal Two is not approved or the Asset Sale does not occur, the amendments to the Company's Amended Declaration of Trust proposed in Proposal Three and Proposal Four would not become effective, whether or not they were approved. The Company intends to consummate the Asset Sale upon the approval of Proposal Two, whether or not Proposal Three or Proposal Four are approved.


RECOMMENDATION OF THE BOARD OF TRUSTEES


     THE BOARD OF TRUSTEES HAS UNANIMOUSLY RECOMMENDED A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT.


                             SELECTION OF AUDITORS


     The Company has selected Arthur Andersen LLP as its independent public accountants for its fiscal year ending December 31, 2000. Arthur Andersen LLP has been the Company's auditor since the founding of the Trust in 1961. A representative of Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate Beneficiary questions.


                       COST OF PROXIES AND SOLICITATIONS

     The Company will bear the cost of preparing and mailing this Proxy Statement, the accompanying proxy and any other related materials. The Company has engaged Corporate Investor Communications Inc. ("CIC") to assist in the search for beneficiaries and distribution of proxies, at a fee of [$1,000 ] plus reimbursement of its out-of-pocket expenses. The Company will also pay the standard charges and expenses of brokerage houses, or other nominees or fiduciaries, for forwarding such materials to, and obtaining the proxies from, beneficiaries for whose account they hold registered title to Shares of the Company. In addition to use of the mail, proxies may be solicited personally, by telephone or otherwise, by Trustees, officers and regular employees of the Company without receiving additional compensation, as well as by employees of CIC. The Company will pay the expense of such solicitation.

                            FORM 10-K ANNUAL REPORT


     A COPY OF THE TRUST'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIARIES UPON WRITTEN REQUEST DIRECTED TO ROSALIE SOUDERS, FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, 1212 AVENUE OF THE AMERICAS, 18TH FLOOR, NEW YORK, NEW YORK 10036.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's Trustees and executive officers, and persons who own beneficially more than 10% of the Shares of the Trust, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of all filed reports are required to be furnished to the Trust pursuant to Section 16(a). Based solely on the reports received by the Trust and on written representations from reporting persons, the Trust believes that the Trustees, executive officers, and greater than 10% beneficial owners complied with all applicable filing requirements during the fiscal year ended December 31, 1999.

                             BENEFICIARY PROPOSALS


     Any beneficiary proposals intended to be presented at the 2001 Annual Meeting of Beneficiaries must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting on or before [July 18, 2001]. In addition, under the Company's By-laws, beneficiaries must comply with specified procedures to nominate Trustees or introduce an item of business at an annual meeting. Nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by the Company generally not less than 120 days in advance of an annual meeting. To be in proper written form, a shareholder's notice must contain the specific information required by the Company's By-laws. A copy of the Company's By-laws which describes the advance notice procedures can be obtained from the Company. Any such proposals should be sent to the following address: First Union Real Estate Equity and Mortgage Investments, 1212 Avenue of the Americas, 18th Floor, New York, New York 10036, Attention: Neil H. Koenig, Interim Chief Financial Officer.


                             MARKET FOR THE SHARES

     The Company's Shares are traded on the New York Stock Exchange (the "NYSE") under the symbol "FUR." On June 21, 2000, the trading date preceding the public announcement of the proposed Asset Sale, the high and low sale prices per share for the Company's Shares, as reported by the NYSE, were $2.8125 and $2.4375, respectively.

                                    EXPERTS

     The Company's balance sheets as of December 31, 1999 and 1998, and the Company's statements of income and comprehensive income, statements of changes in cash and statements of shareholders' equity for the years ended December 31, 1999, 1998, and 1997 appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in giving said reports.

                             AVAILABLE INFORMATION


     The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the Commission. Reports, proxy material and other information concerning the Company can be inspected and copied at the offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 or at its regional offices, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Information regarding the operation of the Public Reference Section of the Commission may be obtained by calling the Commission at 1 (800) SEC-0330. In addition, the Commission maintains a Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission, including the Company. The Company's outstanding Shares and outstanding Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $1.00 par value per share, are listed on the NYSE under the symbols, "FUR" and "FURPrA," respectively, and all such reports, proxy material and other information filed by the Company with the NYSE may be inspected at the offices of the NYSE at 20 Broad Street, New York, New York 10005.


     No person is authorized to give any information or make any representation about the proposals contained in this Proxy Statement that is different from or in addition to the information contained in this Proxy Statement or any of the attached or incorporated documents. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


     The reports filed by the Company with the Commission (File No. 1-6249) pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1997, including, but not limited to, the following reports filed in 2000, are incorporated by reference into this Proxy Statement:


     1. First Union's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 1999;

     2. First Union's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000;

     3. First Union's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000;

     4. First Union's Current Report on Form 8-K dated February 16, 2000;

     5. First Union's Current Report on Form 8-K dated May 11, 2000;

     6. First Union's Current Report on Form 8-K dated June 7, 2000;

     7. First Union's Current Report on Form 8-K dated June 30, 2000; and


     8. First Union's Current Report on Form 8-K dated [September 27, 2000.]



     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document which is or is deemed to be incorporated by reference herein, modifies or supersedes any such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.



     The Company will provide without charge to each person, including any beneficial owner, to whom this Proxy Statement is delivered, on the oral or written request of such person, a copy of any of the foregoing documents incorporated herein by reference (other than the exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents). Requests should be directed to First Union Real Estate Equity and Mortgage Investments, 1212 Avenue of the Americas, 18th Floor, New York, New York 10036, Attention: Neil H. Koenig, Interim Chief Financial Officer, telephone (212) 905-1100.


                                          By Order of the Board of Trustees

                                          William A. Ackman
                                            Chairman of the Board of Trustees
                                          FIRST UNION REAL ESTATE EQUITY
                                            AND MORTGAGE INVESTMENTS

                                   APPENDIX A

                                CONTRACT OF SALE

     AGREEMENT (this "Agreement") made as of this 15th day of September, 2000, by and among 55 Public LLC ("55 Public"), a Delaware limited liability company, North Valley Tech, LLC ("North Valley Tech"), a Delaware limited liability company, Southwest Shopping Centers Co. I, L.L.C ("Southwest Centers"), a Delaware limited liability company, First Union Madison L.L.C. ("First Union Madison"), an Illinois limited liability company, Printers Alley Garage, LLC ("Printers Alley"), a Delaware limited liability company, First Union Real Estate Equity and Mortgage Investments ("FUR"), an Ohio unincorporated association in the form of a business trust, First Union Commercial Properties Expansion Company ("FUCP"), a Delaware corporation, each having an address at 551 Fifth Avenue, Suite 1416, New York, New York 10176 (collectively, "Sellers" and individually, a "Seller") and Radiant Investors LLC, a Delaware limited liability company, having an address at c/o Radiant Partners LLC, 551 Fifth Avenue, Suite 1416, New York, New York 10176 ("Purchaser").

                             W I T N E S S E T H :

     WHEREAS, 55 Public is the owner of 55 Public (office building), Cleveland, Ohio ("55 Public Office Building") and 55 Public (garage), Cleveland, Ohio ("55 Public (Garage)"), as more particularly described in Schedules A-1 and A-2 annexed hereto and made a part hereof; and

     WHEREAS, FUR is the owner of CEI Building, Cleveland Ohio ("CEI"), as more particularly described in Schedule A-3 annexed hereto and made a part hereof; and

     WHEREAS, FUR and FUCP, collectively, are the owners of Westgate Shopping Center, Abilene, Texas ("Westgate Shopping Center"), as more particularly described in Schedule A-4 annexed hereto and made a part hereof (sometimes herein FUR and FUCP are collectively referred to as "First Westgate"); and

     WHEREAS, Southwest Centers is the owner of Pecanland Mall, Monroe, Louisiana ("Pecanland Mall"), as more particularly described on Schedule A-5 and the land adjacent to Pecanland Mall ("Pecanland Mall Adjacent Land"), as more particularly described in Schedule A-6 annexed hereto and made a part hereof; and

     WHEREAS, FUR (i) has fee simple title to a portion of and (ii) is the tenant under that certain ground lease ("Huntington Garage Ground Lease") covering the remaining portion of the Huntington Garage, Cleveland, Ohio ("Huntington Garage"), as more particularly described in Schedule A-7 annexed hereto and made a part hereof; and

     WHEREAS, First Union Madison is the owner of Madison and Wells Garage, Chicago, Illinois ("Madison and Wells Garage"), as more particularly described in Schedule A-8 annexed hereto and made a part hereof; and

     WHEREAS, Printers Alley is the owner of Printers Alley Garage, Nashville, Tennessee ("Printers Alley Garage"), as more particularly described in Schedule A-9 annexed hereto and made a part hereof; and

     WHEREAS, FUR is the owner of 5th and Marshall Garage, Richmond, Virginia ("5th and Marshall Garage"), as more particularly described in Schedule A-10 annexed hereto and made a part hereof; and

     WHEREAS, FUR is the owner of West Third Street Parking Lot, Cleveland, Ohio ("West Third Street Lot"), as more particularly described in Schedule A-11 annexed hereto and made a part hereof; and

     WHEREAS, North Valley Tech is the tenant under that certain ground lease covering North Valley Tech Center, Thornton, Colorado ("North Valley Tech Center Ground Lease"), as more particularly described in Schedule A-12 annexed hereto and made a part hereof; and

     WHEREAS, FUR is the tenant under that certain ground lease covering Two Rivers Business Center, Clarksville, Tennessee ("Two Rivers Business Center Ground Lease"), as more particularly described in Schedule A-13 annexed hereto and made a part hereof (the North Valley Tech Center Ground Lease, the Two Rivers Business Center Ground Lease and the Huntington Garage Ground Lease are collectively referred to as the "Ground Leases" and the land demised under each Ground Lease shall hereinafter be referred to individually and collectively as the "Ground Lease Land") (the leasehold estates of North Valley Tech and FUR with respect to the North Valley Tech Center Ground Lease, the Two Rivers Business Center Ground Lease and the Huntington Garage Ground Lease are collectively referred to as the "Leasehold Estates"); and

     WHEREAS, the land demised and described in Schedules A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12 and A-13 are collectively referred to as the "Land"; and

     WHEREAS, each Seller desires to sell to Purchaser, and Purchaser desires to purchase from each Seller, all of such Seller's right, title and interest in and to its Property (as hereinafter defined)

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Purchaser agree as follows:

          1. Sale-Purchase. (a) Each Seller agrees to sell, assign and convey to Purchaser, and Purchaser agrees to purchase from such Seller, subject to the terms and conditions of this Agreement:

             (1) said Seller's respective (i) fee simple title in and to 55 Public (Office Building), 55 Public (Garage), CEI, Westgate Shopping Center, Pecanland Mall, Pecanland Mall Adjacent Land, Huntington Garage, Madison and Wells Garage, Printers Alley Garage, 5th and Marshall Garage, West Third Street Lot; and (ii) interest in and to the Leasehold Estates together with the buildings and improvements located on the Land and Seller's right, title and interest, under each Ground Lease, in and to the buildings and improvements located on the Ground Lease Land (collectively, the "Buildings" and the Buildings, the Land and the Ground Lease Land are hereinafter collectively referred to as the "Premises"), and all of said Seller's respective right, title and interest, if any, in, to and under (A) all easements, rights of way, privileges, tenements, hereditaments, appurtenances, strips, gores and other rights pertaining to its Premises (including, without limitation, the easements, access rights and other rights provided in reciprocal access and easement agreements and operating agreements affecting the Premises) (collectively, the "Appurtenances"); (B) any land in the bed of any street, road, avenue, alley, passage, common areas and other rights-of-way, open or proposed, public or private, in front of or adjoining its Premises or any portion thereof, and any award to be made in lieu thereof and in and to any unpaid award for damage to said Premises by reason of change of grade of any street occurring after the Proration Date (as hereinafter defined) (collectively, the "Adjoining Land"); (C) the fixtures, equipment, machinery, furniture, furnishings, maintenance vehicles and equipment, tools, appliances, supplies and other items of personal property of every kind and description (and replacements and substitutions thereof), now owned or hereafter acquired by such Seller and contained in or on, or used in connection with, the ownership, maintenance, use, occupancy and operation of its Premises (collectively, the "Personalty"); (D) all leases, subleases, lettings, licenses and other occupancy agreements and agreements governing the use of garage or parking lot spaces, and all amendments, modifications, supplements, additions, extensions and renewals thereof as permitted hereunder, and, except as expressly provided herein, security and other deposits thereunder affecting its Premises (collectively, "Leases"); (E) subject to the provisions of Section 21 hereof, all service agreements, maintenance agreements, supply agreements, union agreements and any other contracts and agreements affecting the Premises and all income therefrom (collectively, "Contracts"); (F) any assignable licenses, permits, approvals and certificates required or used in or relating to the ownership, use, maintenance, occupancy or operation of any part of the Premises (the "Licenses"); (G) all existing surveys, blueprints, drawings, plans and specifications (including, without limitation, structural, HVAC, mechanical and plumbing plans and specifications) and other documentation for or with respect to the Premises or any part thereof, all construction contracts and subcontracts; all warranties or guaranties given in connection with work performed at or on the Premises; all available tenant lists and data, all available lists of parkers and data, correspondence with past, present and prospective tenants, parkers, vendors, suppliers, utility companies and other third parties, booklets, manuals and promotional and advertising materials concerning the Premises or any part thereof, all trade names and trade marks pertaining to the Premises, and such other existing books, records and documents (including, without limitation, those relating to ad valorem taxes and leases) used in connection with the operation of the Premises or any part thereof (collectively, the "Intangible Property") and (H) all of Sellers' right, title and interest in and to all restricted, reserve and escrow accounts held by the mortgagees under those Mortgages (as hereinafter defined) which Purchaser shall assume at Closing (collectively, the "Escrow Accounts"). The Land, the Buildings (or, as the case may be, a Seller's interest in a Building as tenant under a Ground Lease), the Leasehold Estates, the Appurtenances, the Adjoining Land, the Personalty, the Leases, the Contracts, the Licenses, the Escrow Accounts and the Intangible Property are hereinafter collectively referred to as the "Properties" and, with respect to each Premises, the "Property"; and

             (2) that certain promissory note dated February, 1997, in the original principal amount of $1,800,000, made by Club Associates, a Georgia limited partnership, to FUR (the "Club Associates Note"), the mortgage or deed of trust securing the repayment of the Club Associates Note (the "Club Associates Mortgage") and such other documents or instruments executed and delivered in connection therewith (the "Club Associates Collateral Documents"; collectively with the Club Associates Note and the Club Associates Mortgage, the "Club Associates Loan Documents").

     The Properties and the Club Associates Loan Documents are hereinafter collectively referred to as the "Sale Assets".

          (b) Notwithstanding that (i) the Pecanland Mall Adjacent Land is included in the Properties being sold hereunder, Southwest Centers has previously sold the parcel described on Schedule A-6-1 ("Schedule A-6-1 Parcel") and shall be entitled to sell all or any part of the balance of the Pecanland Mall Adjacent Land (and all Property pertaining thereto) at or prior to the Closing provided that Purchaser shall receive a credit at the Closing against that portion of the Purchase Price payable to Southwest Centers (x) with respect to the Schedule A-6-1 Parcel, in the amount of $531,227, and (y) with respect to any portion of the balance of the Pecanland Mall Adjacent Land (and the Property pertaining thereto) that shall be sold prior to the Closing, in an amount equal to the Net Sales Price (as hereinafter defined) received by Southwest Centers from each such sale (collectively, "Pecanland Mall Adjacent Land Credit"); and (ii) the Huntington Garage is included in the Properties being sold hereunder, FUR shall be entitled to sell the Huntington Garage at or prior to the Closing provided that Purchaser shall receive a credit at the Closing against that portion of the Purchase Price payable to FUR in an amount equal to the Net Sales Price received by FUR from said sale ("Huntington Garage Credit"). A contract that FUR shall desire to execute for the sale of the Huntington Garage (the "Huntington Contract") shall be subject to the prior approval of Purchaser, such approval shall not be unreasonably withheld or delayed, it being agreed that if the gross purchase price for the sale of the Huntington Garage shall be less than $20,000,000 or those obligations of FUR which survive the closing of such sale are not otherwise customary and standard obligations in connection with the sale of a garage property, Purchaser shall be deemed to have been reasonable if Purchaser shall disapprove the Huntington Contract. If FUR shall deliver to Purchaser a term sheet for the sale of the Huntington Garage and Purchaser shall approve such term sheet, FUR shall thereafter have the right to enter into the Huntington Contract so long as the Huntington Contract shall be upon terms and conditions substantially similar to (or better than) the terms set forth in the term sheet; provided, however, that Purchaser shall have specifically consented (such consent not to be unreasonably withheld or delayed) to those obligations that survive the closing of the sale of the Huntington Garage that Purchaser shall be required to assume pursuant to the terms hereof, it being agreed that Purchaser shall be deemed to be reasonable if any such provisions that shall survive closing are not otherwise customary and standard obligations with respect to the sale of a garage property. If FUR shall deliver to Purchaser a copy of the Huntington Contract for Purchaser's approval, Purchaser shall be deemed to have approved the Huntington Contract if Purchaser shall fail to deliver to FUR within five (5) business days a notice setting forth Purchaser's specific objections to the Huntington Contract. The term "Net Sales Price" shall mean an amount equal to the sum of (1) the gross sales price paid for the applicable Property, minus (2) any and all fees, expenses, charges and other costs incurred by the Seller in connection with the sale of said Property including, without limitation, brokerage commissions, attorney's fees and disbursements, transfer and similar taxes, sales and similar taxes, and title and recording charges.

          2. Purchase Price. (a) Purchaser shall pay to Sellers for the Sale Assets the sum of ONE HUNDRED NINETY NINE MILLION EIGHT HUNDRED THOUSAND ($199,800,000) DOLLARS (the "Purchase Price"), subject to apportionments to be made as provided in this Agreement, which Purchase Price shall be allocated among the Sale Assets in the manner set forth on Schedule B-1 annexed hereto and made a part hereof. Purchaser shall pay the Purchase Price as follows:

             (i) Within one (1) business day after Purchaser has received a fully executed counterpart of this Agreement, SIX HUNDRED FIFTY THOUSAND ($650,000) DOLLARS by Purchaser, at its election, delivering its check to Stroock & Stroock & Lavan LLP (the "Escrowee"), payable to the order of "Stroock & Stroock & Lavan LLP, as Escrowee", subject to collection, or by wire transfer to the Escrowee of immediately available Federal funds in New York City (the "Initial Deposit"), provided, however, if the Initial Deposit is not received by Escrowee within one (1) business day after Purchaser has received a fully executed counterpart of this Agreement, Sellers, at their option, may declare this Agreement, null, void and of no force and effect, and may pursue its remedies against Purchaser upon said Initial Deposit, or in any other manner permitted by law, such remedies being cumulative;

             (ii) By no later than September 29, 2000 (the "First Additional Deposit Date"), TIME BEING OF THE ESSENCE, SIX MILLION ($6,000,000.00) DOLLARS by Purchaser, at its election, delivering a certified check or an official bank check to Escrowee, payable to the order of "Stroock & Stroock & Lavan LLP, as Escrowee", or by wire transfer to the Escrowee of immediately available Federal funds in New York City or by letter of credit (the "First Additional Deposit");

             (iii) By no later than three (3) business days after FUR shall deliver the Shareholder Ratification to Purchaser (the "Second Additional Deposit Date"), TIME BEING OF THE ESSENCE, THREE MILLION ($3,000,000) DOLLARS by Purchaser, at its election, delivering a certified check or an official bank check to Escrowee, payable to the order of "Stroock & Stroock & Lavan, LLP, as Escrowee", or by wire transfer to the Escrowee of immediately available Federal funds in New York City or by letter of credit (the "Second Additional Deposit", and together with the Initial Deposit and the First Additional Deposit being the "Deposit");

             (iv) Subject to the provisions of Section 25 hereof, by Purchaser assuming, at the Closing, all of the Sellers' liabilities and obligations under those certain mortgages described in Schedule C annexed hereto and made a part hereof and the promissory notes secured thereby (collectively, the "Mortgages"), which Mortgages had an aggregate outstanding principal balance as of the Proration Date (as defined in Section 6A below) of approximately ONE HUNDRED SIXTEEN MILLION EIGHT HUNDRED SEVEN THOUSAND NINE HUNDRED FIFTY EIGHT AND 90/100 ($116,807,958.90) DOLLARS; and

             (v) Subject to the provisions of Section 2(d) and Section 6 hereto, SEVENTY THREE MILLION THREE HUNDRED FORTY TWO THOUSAND FORTY ONE AND 10/100

        ($73,342,041.10) DOLLARS (the "Cash Balance"), allocated in the manner set forth on Schedule B-2 annexed hereto and made a part hereof, and as adjusted by the apportionments to be made as provided for in this Agreement, payable at the Closing by wire transfer to Sellers, or such persons or entities as Sellers may designate, of immediately available Federal funds in New York City. Sellers shall provide wiring instructions to Purchaser at least forty-eight (48) hours prior to Closing.

             (vi) (A) In the event Purchaser shall fail to make the First Additional Deposit hereunder, no later than the First Additional Deposit Date, TIME BEING OF THE ESSENCE, this Agreement shall thereupon immediately terminate and be null, void and of no force and effect and Escrowee shall disburse ONE HUNDRED TWENTY FIVE THOUSAND ($125,000) DOLLARS of the Initial Deposit to Sellers, together with any interest earned on such amount, and the balance of the Initial Deposit or FIVE HUNDRED TWENTY FIVE THOUSAND ($525,000) DOLLARS to Purchaser, together with any interest earned on such amount. In addition, Purchaser agrees to deliver or cause to be delivered to Sellers all reports, studies, memorandums, tests, evaluations and assessments (collectively, the "Study") for each of the Properties obtained and/or conducted by or on behalf of Purchaser prior to and including the First Additional Deposit Date, together with all reliance letters from each provider of same which were obtained by Purchaser upon receipt of each Study. Purchaser agrees to use its good faith, reasonable efforts to obtain a reliance letter from the provider of each Study, which reliance letter shall provide that the Study prepared by the provider may be relied upon by the Seller that is the owner of the Property that is the subject of such Study, any prospective or actual purchaser of such Property and any prospective or actual lender that may provide financing to the owner of such Property.

                (B) Notwithstanding the provisions of Section 2(a)(vi)(A) to the contrary, in the event that Purchaser (or an affiliate thereof), enters into a Limited Liability Company Agreement (the "JV Agreement"), with U.S. Trust Corporation, National Association, As Trustees Under That Certain Agreement And Declaration Of Trust Dated As Of September 4, 1997, As Amended, Known As Landmark Equity Trust VII ("Landmark"), and such entity shall obtain commitments for Acceptable Financing, as such term shall be defined in the JV Agreement, for some or all of the Properties, after September 11, 2000, and pursuant to the terms of the JV Agreement, Purchaser (or an affiliate thereof) is no longer obligated to return the Initial Contribution #1 (as such term shall be defined in the JV Agreement), then in the event Purchaser shall fail to make the First Additional Deposit hereunder, no later than the First Additional Deposit Date, TIME BEING OF THE ESSENCE, this Agreement shall immediately terminate and be null, void and of no force and effect and Escrowee shall disburse the Initial Deposit, together with any additional deposit credited by Escrowee to this Agreement pursuant to the provisions of
           Section 2(a)(vii) below, to Sellers, together with any interest earned thereon. In addition, Purchaser shall deliver to Sellers each Study and all reliance letters thereto in accordance with the provisions of Section 2(a)(vi)(A). Notwithstanding the foregoing, if Purchaser (or an affiliate thereof) is obligated to return the Initial Contribution #1 prior to First Additional Deposit Date then the provisions of this Section 2(vi)(B) shall no longer be applicable.

             (vii) Notwithstanding the provisions of Section 2(a)(vi) to the contrary, in the event the right of first refusal is exercised to acquire that property being sold to Purchaser under the Long Street Contract (as defined in Section 20 below) any deposit then held under the Long Street Contract, plus all interest earned thereon, shall be credited by Escrowee (being the same escrowee as under the Long Street Contract) as an additional deposit under this Agreement, to be deemed part of the Deposit hereunder. Notwithstanding, should any deposit under the Long Street Contract be credited against the Deposit hereunder prior to the Purchaser making the First Additional Deposit hereunder such deposit under the Long Street Contract shall be credited by Escrowee to the Initial Deposit hereunder, and in the event this Agreement is terminated pursuant to the provisions of Section 2(a)(vi) above, Escrowee shall either: (a) in the event the conditions set forth in
        Section 2(a)(vi)(B) have not been satisfied, disburse One Hundred Twenty Five Thousand ($125,000) Dollars of the Initial Deposit to Sellers, together with any interest earned thereon, and the balance of the Initial Deposit (or $525,000) plus the amount of any deposit credited from the Long Street Contract, together with any interest earned on such amounts, to Purchaser or (ii) in the event the conditions of Section 2(a)(vi)(B) have been satisfied, disburse the entire Initial Deposit and the amount of any deposit credited from the Long Street Contract, together with any interest earned thereon, to Sellers. In addition, Purchaser shall deliver to Sellers each Study and all reliance letters thereto in accordance with the provisions of Section 2(a)(vi)(A).

          (b) Notwithstanding the provisions of Section 2(a) to the contrary, Purchaser may, in lieu of delivering a check for the First Additional Deposit and/or the Second Additional Deposit, deliver to Escrowee a clean, irrevocable and unconditional letter of credit in the amount of the First Additional Deposit or the Second Additional Deposit, as the case may be, ("Letter of Credit") issued for the benefit of Escrowee by a New York City commercial bank which is a member of the New York City Clearing House Association (the issuer of such Letter of Credit being called the "Issuing Bank"), which Letter of Credit shall be presentable and payable at any branch office of the Issuing Bank located in New York City, have an initial term of not less than one (1) year and be in a form acceptable to Sellers. If the Letter of Credit is delivered to Escrowee, then Escrowee shall hold and draw upon the same in accordance with Section 23 of this Agreement. The Letter of Credit shall also provide that:

             (i) the Issuing Bank shall pay to Escrowee the full face amount of the Letter of Credit upon presentation of the Letter of Credit, a sight draft and a certificate executed by Escrowee stating that Escrowee is entitled to draw upon the Letter of Credit in accordance with the terms of this Agreement; and

             (ii) If Purchaser shall fail to deliver to the Escrowee a substitute Letter of Credit before twentieth (20th) day preceding the expiration date of the Letter of Credit, then Escrowee shall have the right to draw upon the Letter of Credit in the full face amount thereof (and in any event shall draw upon the Letter of Credit not later than ten (10) days prior to the expiration date of the Letter of Credit) and Sellers shall have the right to direct Escrowee to draw down upon the Letter of Credit, in which case, the Escrowee shall draw down upon the Letter of Credit. Escrowee shall hold the cash proceeds thereof on account of the Deposit hereunder, until the Closing occurs or this Agreement is terminated and such proceeds are disposed in accordance with the terms of this Agreement. If the Letter of Credit has been drawn upon pursuant to the preceding sentence and the Closing shall occur, then Escrowee shall pay to Sellers such proceeds and Purchaser shall receive a credit in the amount of such proceeds against the portion of the Purchase Price payable to Sellers. Upon a default by Purchaser, beyond the expiration of any applicable notice and cure periods, under this Agreement, Escrowee is hereby authorized and directed, at Sellers direction, to draw on the Letter of Credit and distribute the proceeds thereof in accordance with, and subject to, the provisions of Section 23 hereof (including, without limitation, the notice provisions thereof) and the Sellers shall have the same remedies against such proceeds as the Sellers have against the Additional Deposit. Purchaser shall not receive any credit against the Purchase Price for the amount of the Letter of Credit, unless and to the extent the Sellers receive the proceeds thereof as provided in this Agreement. If the Escrowee has not drawn upon the Letter of Credit on or before the Closing, then the Escrowee shall also return to Purchaser at the Closing any original counterpart of the Letter of Credit then held by the Escrowee. If the Closing shall not occur and this Agreement is terminated, the Letter of Credit (and any proceeds thereof) shall be disposed of in accordance with the applicable provisions of this Agreement. Notwithstanding anything to the contrary contained herein, if, at any time, the Letter of Credit fails to comply with the provisions of this Section 2(b), then the Letter of Credit shall immediately be replaced by Purchaser with a letter of credit that complies with the provisions of this Section 2(b).

          (c) With respect to the Westgate Shopping Center, it is anticipated that a financing for the Westgate Shopping Center which will be secured by a mortgage (the "Westgate Financing") will occur prior to the Closing. If such financing of the Westgate Shopping Center shall occur prior to the Closing, the outstanding principal balance of the Westgate Financing as of the date of the closing of the Westgate Financing (which shall be in the approximate amount of $7,500,000) shall be credited against the Purchase Price to be paid for (and allocated to) the Westgate Shopping Center and the Cash Balance that shall be payable by Purchaser shall be reduced by the amount of the outstanding principal balance of the Westgate Financing as of the date of the closing of the Westgate Financing; provided, however, that the amount of any and all escrows established with and made to the holder of the Westgate Financing at the time of the closing of the Westgate Financing shall be added to the Cash Balance that shall be payable by Purchaser. Purchaser shall have the right to approve the terms and conditions of the Westgate Financing, which consent shall not be unreasonably withheld, conditioned or delayed. All costs and expenses that shall have been incurred in connection with obtaining, and, if applicable, closing such Westgate Financing, including, without limitation, attorneys fees and brokerage expenses shall be borne by First Westgate. In addition, if First Westgate is required to deliver an agreement (which may be in the form of a guaranty or indemnification), respecting the terms and conditions of the Winn-Dixie Lease and/or K-Mart Lease at the Westgate Shopping Center, to the holder of the Westgate Financing, First Westgate shall deliver same; and Purchaser, at Closing, shall cause Indemnitor, as defined in Section 14(b)(xii) hereof, to provide to First Westgate a complete and unconditional indemnification, in form reasonably acceptable to First Westgate, against all liability that First Westgate shall incur on account of First Westgate having delivered such agreement. For the avoidance of doubt, the proceeds of the Westgate Financing shall be retained by First Westgate; the outstanding principal balance of the Westgate Financing as of the date of the closing of the Westgate Financing shall be credited against the Purchase Price to be paid for the Westgate Shopping Center and the Cash Balance that shall be payable by Purchaser shall be reduced by the amount of the outstanding principal balance of the Westgate Financing as of the date of the closing of the Westgate Financing.

          (d) Notwithstanding any provisions in this Agreement to the contrary, it shall not be a condition to the Closing hereunder that the Mortgages be assumed by and assigned to the Purchaser. In the event that the consent to the assignment to, and assumption by, the Purchaser of a Mortgage shall not be obtained from the holder of such Mortgage, then the Cash Balance payable at the Closing, subject to the provisions of Section 25 hereof, shall be increased by the amount of the outstanding principal balance of such Mortgage as of the Proration Date.

          (e) As additional consideration for the conveyance of the Sale Assets to Purchaser, Purchaser shall assume as of the Closing all liabilities arising out of (i) except as set forth in Section (2)(e)(ii) below, the ownership, operation and use of the Sale Assets from and after the Proration Date as though Purchaser acquired title to the Sale Assets at 11:59 p.m. on said date, (ii) Capital Expenditures(as herein defined) for the Properties committed to by each Seller and/or any of their respective agents and/or authorized representatives after May 9, 2000, (which shall include, without limitation, those expenditures set forth on Schedule D annexed hereto), (iii) the value of the Capital Expenditures for the Properties committed to by each Seller and/or any of their respective agents and/or authorized representatives prior to May 9, 2000 which shall not have been performed by Sellers prior to the Closing Date and for which Purchaser shall have received a closing adjustment pursuant to Section 6A(l) hereof and (iv) subject to the provisions of Section 21(j), all environmental liabilities which shall arise from and after the Proration Date, (collectively, "Assumed Liabilities"), and shall indemnify each Seller from and against any and all losses, liabilities, costs, damages, claims and expenses (including reasonable attorneys' fees and expenses) which such Seller may incur by reason of, or arising out of, or resulting from any or all Assumed Liabilities; provided, however, Assumed Liabilities shall not include any and all accrued and/or unpaid Pur-chaser Expenses (as such term is defined in Section 6B(b) hereof), which accrued and unpaid Purchaser Expenses shall remain the obligation of Sellers to satisfy. Each Seller shall be responsible for the payment of all Capital Expenditures that such Seller and/or its authorized agents or representatives shall have committed to on or before May 9, 2000 with respect to the Property owned by such Seller, including, without limitation, those expenditures set forth on Schedule E annexed hereto. For purposes of this Agreement, the term "Capital Expenditures" shall mean collectively, (A) those expenses set forth on Schedule D and Schedule E and
     (B) to the extent not otherwise set forth on Schedule D or Schedule E (1) expenses which in accordance with generally accepted accounting principles cannot be expensed within the year in which such cost shall be incurred,
     (2) tenant improvement costs that a Seller shall be required to pay for pursuant to a Lease and (3) brokerage commissions that a Seller shall be required to pay with respect to a Lease; provided, however, that for purposes of this Agreement, Sellers shall have no obligation to pay for any tenant improvement costs or brokerage commissions that shall be payable by a Seller on account of a Lease or a renewal, extension, expansion or modification of a Lease that was entered into or exercised after May 9, 2000. The obligation of Purchaser under this Section 2(e) shall survive the Closing. Sellers and Purchaser shall, from time to time, update Schedule D and Schedule E to reflect new information as it is available, and appropriate monetary adjustments shall be made as needed.

          (f) Except as otherwise set forth in Section 2(a)(vi) above, the party hereunder that shall be entitled to receive the Deposit shall receive all interest that shall have accrued thereon, and no interest on the Deposit that shall be delivered to Sellers shall be deemed to be credited against the Purchase Price.

          (g) The Deposit, together with all interest thereon, shall be held by Escrowee in accordance with Section 23 hereof.

          3. Permitted Encumbrances. Subject to the terms and provisions of this Agreement, title to each Property shall be sold, assigned and conveyed by Sellers to Purchaser, and Purchaser shall accept same, subject only to the following matters as they pertain to the applicable Property (collectively, the "Permitted Encumbrances"):

          (a) the state of facts shown on the applicable surveys described on Schedule F annexed hereto and made a part hereof (the "Surveys") and any other state of facts which the Surveys brought down to date might disclose or that any other accurate survey might show;

          (b) the applicable Mortgages and all liens and security interests created thereby or in connection therewith;

          (c) the applicable Leases;

          (d) all of the title exceptions specifically set forth on Schedule G-2 attached hereto and made a part hereof (other than those items listed on the Title Reports set forth in Schedule G-1 hereto that shall be marked with the words "omit"):

          (e) right, lack of right, or restricted right of any owner of a Property to construct and/or maintain (and the right of any Governmental Authority (as herein defined) to require the removal of) any vault or vaulted area, in or under the streets, sidewalks or other areas abutting said Property and any applicable licensing statute, ordinance and regulation, and the terms of any license pertaining thereto;

          (f) all presently existing and future liens of (i) real estate taxes and (ii) water rates, water meter charges and vault taxes, water frontage charges and sewer taxes, rents and charges provided that the same shall be apportioned as provided in this Agreement;

          (g) all violations of laws, ordinances, codes, orders, restrictions, requirements or regulations of any Governmental Authority applicable to any Property whether or not noted in the records of or issued by, any Governmental Authority, existing on the Closing Date; "Governmental Authority" means any agency, instrumentality, department, commission, court, tribunal or board of any government, whether foreign or domestic and whether national, federal, state, provincial or local;

          (h) such matters as the Title Company (as hereinafter defined) shall be willing, without special premium to Purchaser, with respect to the title insurance policies issued by the Title Company to Purchaser and any lender with respect to an applicable Property on the Closing Date (collectively, the "Title Insurance Policies"), to omit as exceptions to coverage or, with respect to Title Insurance Policies issued to Purchaser only, except with insurance against collection out of or enforcement against the applicable Property;

          (i) variations between the tax lot lines and the legal description of the Properties set forth on Schedules A-1 et seq. attached hereto;

          (j) all present and future laws, ordinances, codes, orders, restrictions, requirements and regulations, including, without limitation, zoning, building and environmental laws, ordinances, codes, restrictions, requirements and regulations, of all Governmental Authorities having or asserting jurisdiction over the Property and the use thereof;

          (k) so long as the Title Company shall omit the same from the Title Insurance Policies, any financing statements, chattel mortgages, conditional bills of sale or other form of security interest against personalty, encumbering personalty not owned by Sellers or filed more than five (5) years prior to the Closing Date;

          (l) in addition to those Permitted Encumbrances described in Section 3(d) above, all other utility company rights, easements and franchises to maintain and operate lines, poles, wires, cables, pipes, distribution boxes and other fixtures and facilities in, over, under and upon the Premises;

          (m) in addition to the state of facts described in Subsection (a) of this Section 3, all other projections and/or encroachments of retaining walls, steps, fences or similar projections of objects on, under or above any adjoining streets of the Premises (or any property adjoining the Premises), or within any set-back areas, and encroachments of similar elements projecting from adjoining property over the Premises and variations between the lines of record title and fences, retaining walls, hedges, and the like;

          (n) in addition to those Permitted Encumbrances described in Section 3(d) above, all other covenants, conditions, restrictions, easements, reservations and agreements of record, provided same are not violated by the existing structures or the present uses; and

          (o) subject to Section 4(a), all other liens affecting the Property except for the following (collectively, the "Seller Title Exceptions"):

             (i) liens arising from any of the shareholder lawsuits described in
        Section 22 hereof;

             (ii) liens arising from claims by any broker for a commission, fee or other compensation in connection with this transaction if the same arose by, through or on account of any alleged act of a Seller or any Seller's representatives (other than Radiant Partners LLC ("Radiant"));

             (iii) liens arising from any affirmative action or omission by a Seller which (A) pertains to a Property or any other asset which is the subject of the Asset Management Agreement (as hereinafter defined), and
        (B) was undertaken without the actual knowledge of Radiant;

             (iv) liens arising from any action by a Seller which do not pertain to the Sale Assets;

             (v) liens arising from the use, ownership and management of a Property which Seller, pursuant to Section 4(c), Section 6A(f) and
        Section 6A(l) hereof, shall be responsible to pay for; and

             (vi) any fines, judgments and/or penalties payable in conjunction with any violations noted in the records of any Governmental Authority against a Property prior to the Proration Date.

          (p) Notwithstanding anything in Section 3(a) above to the contrary, in the event that any Survey for a Property brought down to date after the date hereof ("New Survey"), discloses a state of facts in which the Title Company will not issue a Title Policy (both terms as defined below) for such Property with an appropriate survey endorsement thereto, Purchaser may either (i) elect to accept said Seller's Property subject to such New Survey, without abatement of the Purchase Price, or (ii) elect not to accept said Seller's Property, in which event the Purchase Price pursuant to Section 2(a) hereof shall be reduced by the portion of the Purchase Price that is allocated to such Property pursuant to Schedule B-1 and the Cash Balance shall be reduced by the portion of the Cash Balance allocated to such Property pursuant to Schedule B-2.

          4. Title Insurance.

          (a) Purchaser acknowledges that it has previously received the title reports set forth on Schedule G-1 (individually, a "Title Report" and collectively the "Title Reports"). Based on Purchaser's review of the Title Reports, as of the date hereof, and their acceptance of same, there are no Title Objections (as hereinafter defined) set forth therein which do not constitute Permitted Encumbrances other than as set forth on Schedule G-2 attached hereto. Purchaser shall at its own cost and expense, order updates of each Title Report from First American Title Insurance Company (the "Title Company") and shall instruct the Title Company to furnish a copy of each such updated Title Report (individually and collectively, the "Commitment") to Seller's attorneys, Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, Attn: Peter A. Miller, Esq., simultaneously with its delivery of same to Purchaser or its attorneys. Notwithstanding anything to the contrary contained herein, if any Seller is unable to eliminate any exceptions to title which are not Permitted Encumbrances or which the Title Company refuses to omit from the Commitment ("Title Objections") by the Closing Date, Sellers may, in accordance with the provisions of Section 5 hereof, adjourn the Closing, from time to time, in order to attempt to eliminate such Title Objections. No Seller shall be required to bring any action or institute any proceeding, or to otherwise incur any costs or expenses in order to attempt to eliminate any Title Objections or to otherwise cause title to its Property to be in accordance with the terms of this Agreement on the Closing Date, except as otherwise set forth in Subsection 4(c) hereof. If, pursuant to the terms of this Agreement, any Seller does not elect or is unable to eliminate any such other Title Objections, then, subject to the provisions of Subsections 4(b) and 4(c) hereof, Purchaser may, by notice given to Sellers by the date which is the earlier of the Closing Date or thirty (30) days after the applicable Seller shall have delivered a notice to Purchaser stating that it will not eliminate such other Title Objections, either (i) elect to accept said Seller's Property subject to such other Title Objections, without any abatement of the Purchase Price, or (ii) elect not to accept said Seller's Property, in which event the Purchase Price pursuant to
     Section 2(a) hereof shall be reduced by the portion of the Purchase Price that is allocated to such Property pursuant to Schedule B-1 and the Cash Balance shall be reduced by the portion of the Cash Balance allocated to such property pursuant to Schedule B-2 and Sellers shall be required to reimburse Purchaser for certain expenses in accordance with the provisions of Section 16(d) hereof.

          (b) If on the Closing Date there are any liens or encumbrances which a Seller is obligated to satisfy under this Agreement or shall otherwise elect to satisfy, said Seller may use any part of the Cash Balance portion of the Purchase Price allocated to its Property or Properties to discharge the same, either by payment or by procuring a bond satisfactory to the Title Company.

          (c) If, at the Closing, any Property is subject to a Seller Title Exception in a liquidated amount that may be satisfied by the payment of money only, Purchaser shall bond such Seller Title Exceptions up to an aggregate of $5,000,000, in which case, such Seller Title Exceptions shall not be deemed to constitute a Title Objection provided that the Title Company shall omit the same from the applicable Title Insurance Policy, and provided further that the Seller that shall be the owner of the Property affected by such Seller Title Exception shall continue to remain liable for such Seller Title Exception(s). The disposition of a Seller Title Exception shall require the consent of the Title Company, Purchaser and the affected Seller. Notwithstanding the foregoing, Purchaser may, with-out Seller's consent, dispose of a Seller Title Exception provided such Seller is fully and unconditionally released from all liability thereunder at no expense or cost whatsoever to such Seller and a Seller shall have the right to dispose of a Seller Title Exception without Purchasers' consent, provided that settlement of such Seller Title Exception shall (i) result in the release of the bond posted by Purchaser respecting the Seller Title Exception, as described above, or (ii) if such bond shall continue to secure other obligations, the settlement of such Seller Title Exception shall not result in a draw down of the bond posted by Purchaser, and if such bond shall not continue to secure other obligations, the bond shall be released to Purchaser, or (iii) Seller shall deposit with Purchaser the amount of money required for the settlement of such Seller Title Exception prior to entering into such settlement thereof. Purchaser, to the extent of the funds that a Seller shall so deliver to Purchaser, shall, at the direction of such Seller, make a settlement directly to the party with whom such settlement shall be reached. In the event that all Seller Title Exceptions, which may be satisfied by the payment of money only, exceed $5,000,000, in the aggregate, Sellers may (i) provide one or more bonds in excess of the bonds to be provided by Purchaser, as described immediately above, so that the Title Company shall omit the same from the applicable Title Insurance Policy or (ii) elect to terminate this Agreement, in which event Purchaser shall be entitled to a return of, and Sellers shall promptly cause the Deposit to be delivered to Purchaser. Upon such return and delivery, this Agreement shall terminate and no party to this Agreement shall have any further obligations hereunder other than those arising under Sections 10, 16(d) and 23 hereof. Notwithstanding anything in this Subsection 4(c) to the contrary, if Sellers pursuant to the terms of the immediately preceding sentence, shall elect to terminate this Agreement, Purchaser shall have the right, to be exercised within five (5) days after Purchaser's receipt of Sellers' election to terminate this Agreement pursuant to this Section 4(c), to render Sellers' termination notice null and void, in which case, the Closing shall occur hereunder (x) without any reduction of the Purchase Price on account of the aggregate amount of the Seller Title Exceptions being greater than $5,000,000; provided that FUR and/or Sellers that shall be the owners of the Property(ies) affected by such Seller Title Exceptions shall continue to be liable for such Seller Title Exception; provided, however, FUR and/or Sellers shall not have any liability to Purchaser to the extent that the amount of the Seller Title Exceptions shall be greater than $5,000,000 in the aggregate or (y) to remove the subject Property from the transaction pursuant to the provisions of Section 4(a)(ii). If Purchaser shall elect to terminate this Agreement pursuant to the terms of this Section 4(c) and such termination shall not have been rendered null and void pursuant to the preceding sentence, Seller shall be required to reimburse Purchaser for certain expenses in accordance with the provisions of Section 16(d) hereof. In addition, if a Property is subject to a lien which was filed against a Property with the consent of the respective Seller or arising out of an affirmative act of Seller (each a "Consensual Lien") and such Consensual Lien is in a liquidated amount that may be satisfied by the payment of money only, then the applicable Seller shall (i) be obligated to discharge the same by payment or bonding and (ii) shall cause the Title Company to omit the same from the applicable Title Policy, without regard to the provisions of this Section 4(c) relating to Purchaser's obligation to bond any Sellers Title Exceptions up to an aggregate of $5,000,000.

          (d) If the Report discloses judgments, bankruptcies or other returns against other persons having names the same as, or similar to, that of a Seller, said Seller shall, if requested, deliver to the Title Company affidavits showing that such judgments, bankruptcies or other returns are not against such Seller in order to induce the Title Company to omit exceptions with respect to such judgments, bankruptcies or other returns or to insure over the same.

          5. Closing Date. (a) Subject to the satisfaction of all of the Conditions to Closing, as set forth in Section 20 hereof, the closing of title (the "Closing") shall take place at 10:00 A.M. on the earlier to occur of (A) the second (2nd) business day after FUR shall notify the Purchaser that it has received the Shareholder Ratification (as hereinafter defined in Section 16(a) hereof) and (B) December 29, 2000. The Closing shall occur at the office of the Escrowee, 180 Maiden Lane, New York, New York or at the offices of Purchaser's lender or its attorneys. Except as hereinafter set forth, TIME SHALL BE OF THE ESSENCE, with respect to Purchaser's and Sellers' obligation to close hereunder as of December 29, 2000. Notwithstanding the foregoing, if the closing of the sale of the Huntington Garage shall have occurred prior to December 29, 2000, Purchaser shall have the right to adjourn the Closing, at any time and from time to time to a date no later than the earlier of (i) forty five (45) days after the date that FUR shall notify Purchaser that it has received the Shareholder Ratification and (ii) January 31, 2001. TIME SHALL BE OF THE ESSENCE, with respect to Purchaser's obligation to close hereunder as of such date or if Sellers, in accordance with the terms of this Section 5(a) shall have adjourned the Closing, as of the date that the Closing shall have been adjourned to by Sellers. Solely in the event that FUR has not held a shareholders meeting to obtain the Shareholder Ratification, Sellers, subject to Section 5(b) below, shall have the right to adjourn the Closing, from time to time, to any date prior to April 30, 2001; provided that if Sellers shall have the right and shall desire to adjourn the Closing to a date after December 29, 2000 and such proposed adjourned date shall be later of (i) the last date that any lender providing mezzanine financing to Purchaser or any lender agreeing to provide mortgage financing for a Property shall be obligated to close its respective loan, or (ii) as to any Mortgage where the holder of such Mortgage has consented to Purchaser's assumption of such Mortgage, the last date that such holder's consent to such assignment shall be effective, each such lender shall agree to extend its outside closing date. Notwithstanding the provisions of this Section 5(a) to the contrary, if Sellers shall have the right and shall desire to adjourn the Closing to a date later than December 29, 2000, Purchaser shall have the right, by notice to Sellers, to elect to terminate this Agreement, on December 29, 2000 or February 28, 2001 (provided that the Reasonable Expense Cap shall not be further increased pursuant to Section 16(b) for any adjournment of the Closing by Sellers past the date that Purchaser shall so elect to terminate) in which case, Purchaser shall be entitled to a return of the Deposit and Sellers shall reimburse Purchaser for certain expenses in accordance with the provisions of Section 16(d) hereof.

          (b) If Sellers shall have the right and shall desire to adjourn the Closing to a date later than December 29, 2000 and any of Purchaser's prospective lenders or the holders of any existing Mortgages shall require that Purchaser pay a fee as a condition to granting its consent to extend its outside closing date and Purchaser, pursuant to Section 5(a) shall not have elected to terminate this Agreement, Sellers, in their sole and absolute discretion, shall have the right to determine whether Purchaser shall pay such extension fees. If Sellers shall elect that Purchaser pay all extension fees (i) Sellers shall be required to pay, at such time, a portion of such extension fee to the lender providing the mezzanine financing to Purchaser in the aggregate amount of 50% of the first $300,000 of extension fees that Purchaser shall, from time to time, be required to pay to such lender in order to extend the outside date, from time to time, and 85% of any extension fees that Purchaser shall be required to pay to such lender, from time to time, in excess of $300,000 and (ii) Sellers shall be required to pay, at such time, a portion of such extension fees to the lender providing mortgage financing to Purchaser or consenting to an assumption of a Mortgage in the aggregate amount of 50% of the first $300,000 of extension fees that Purchaser shall, from time to time, be required to pay in the aggregate, to such lenders that shall be providing mortgage financing in order to extend the outside date from time to time and 85% of any extension fees that Purchaser shall be required to pay to such lenders, from time to time, in excess of $300,000. Purchaser shall be required to pay the balance of all such extension fees. If a lender shall state that it will not extend its outside date or if Sellers shall advise Purchaser, in writing, that Sellers do not elect that Purchaser pay to a lender the extension fee that such lender is requiring that Purchaser pay, Sellers shall have the right, to provide (or to cause another party to provide) to Purchaser at the Closing, financing on the same or better terms than those terms that such lender was otherwise prepared to provide to Purchaser, including any origination and/or termination fees. Further, if Sellers shall elect to provide (or cause another party to provide) to Purchaser such financing, as set forth in the immediately preceding sentence, in such case, such Sellers shall then pay any and all break-up fees required by such lenders which break-up fees shall be credited against Reasonable Expenses, if any, for which Sellers are obligated to reimburse Purchaser in accordance with the provisions of Section 16 hereof.

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          (c) If a lender shall not extend its outside date or if Sellers shall not elect to pay the fees for such extension, if any, and Sellers shall not have elected to provide Purchaser with the financing that such lender would otherwise have provided to Purchaser, in such case, TIME SHALL BE OF THE ESSENCE, with respect to Sellers' obligation to close hereunder as of December 29, 2000 or, if Purchaser, in accordance with the terms of Section 5(a) shall have adjourned the Closing, as of the date that the closing shall have been adjourned to by Purchaser. If Sellers shall fail to close hereunder as of such date as to which TIME SHALL BE OF THE ESSENCE as to Sellers' obligation to close hereunder because FUR has not held a shareholders meeting to obtain the Shareholder Ratification, this Agreement shall terminate (provided Sellers obligations under Section 24(b) shall continue until such termination) and Sellers shall be required to reimburse Purchaser in accordance with the provisions of Section 16(b) hereof.

          (d) If the Purchase Price shall not be received by Sellers by 5:00 p.m. (New York time) on the Closing Date (as defined below), the Closing Date for purposes of this Agreement, shall be deemed to have occurred on the next succeeding business day. If requested by Purchaser, Sellers shall endeavor to "pre-close" this transaction on one or more business days preceding the Closing. Upon payment of the balance of the Purchase Price by Purchaser, in the manner provided in Section 2 hereof, Sellers and Purchaser shall contemporaneously therewith deliver to each other the documents referred to in Section 14 hereof. The date on which the Closing shall take place is hereinafter referred to as the "Closing Date".

          6. Apportionments.

          A. For purposes of this Agreement, the "Proration Date" shall be May 31, 2000, as of 11:59 p.m. on such date, so that Purchaser shall be treated, for purposes of this Section 6A, as if Purchaser was the owner of each Property and was entitled to any revenues and was responsible for any expenses from and after June 1, 2000 (other than as provided in Subsection 6A(l) hereof). Any apportionments and prorations which are not expressly provided for below shall be made in accordance with the customs of the respective municipalities or counties, as applicable, in which the respective Properties are located. Purchaser and Sellers shall prepare a schedule of adjustments for each Premises ("Schedule of Adjustments") prior to the Closing Date. Such adjustments, if and to the extent known as of the Closing, shall be paid at Closing by Purchaser to each Seller for whom the prorations for its Property or Properties result in a net credit to said Seller or by a Seller to Purchaser if the prorations for its Property or Properties result in a net credit to Purchaser, by increasing or reducing, as the case may be, the amount of the portion of the Cash Balance to be paid by Purchaser at the Closing to each Seller. Any such adjustments not capable of being determined as of the Closing shall be paid by Purchaser to the applicable Sellers, or by the applicable Sellers to Purchaser, as the case may be, in cash as soon as practicable following the Closing. Any apportionment or proration errors made at the Closing are subject to correction if written notice thereof is given within one hundred eighty
     (180) days after the Closing. Purchaser and Sellers shall each act promptly and reasonably in connection with determining the prorations under this
     Section 6. This Section 6 shall survive the Closing.

             (a) (i) Interest on each Mortgage (whether or not such Mortgage shall be assumed by Purchaser at Closing) shall be prorated on an accrual basis. All interest payable under the Mortgages accruing and not paid prior to the Proration Date shall be the obligation of Sellers, and Purchaser shall be credited with an amount equal to such accrued and unpaid interest. Purchaser shall be responsible for all interest payable under the Mortgages and accruing after the Proration Date;

             (ii) If, at Closing, a Mortgage shall be assumed by Purchaser, Purchaser shall pay to Sellers at Closing the amount of monies that were in the tax and insurance reserve account and/or tenant collections/lockbox account held by the holder of such Mortgage as of the Proration Date, which accounts were, as of the Proration Date, in the approximate aggregate amount of $1,311,097, as more particularly set forth on Schedule H attached hereto. (Hereinaf-ter the tax and insurance reserve account and tenant collections/lockbox account shall be referred to collectively as the "tax and insurance reserve account"). In the event that a Mortgage shall not be assumed by Purchaser at Closing, Seller shall be entitled to receive all monies in such tax and insurance reserve account that shall be released by the holder of such Mortgage, provided that in the event that the amount any such tax and insurance reserve that is released to Sellers shall be greater than the amount of the balance of such tax and insurance reserve account as of the Proration Date, the amount of such excess shall be credited against the Cash Balance due from Purchaser at Closing and if the amount of any such tax and insurance reserve released to Sellers shall be less than the amount of the balance of such tax and insurances reserve account as of the Proration Date, the amount of the Cash Balance due from Purchaser at Closing shall be increased by the amount of such difference. Sellers and Purchaser shall, from time to time, update Schedule H to reflect new information as it is available.

                    (iii) Except as otherwise set forth in Subsection 6A(a)(ii)
               above and Subsection 6A(a)(iv) below, Purchaser shall be entitled to all monies held in any operating reserve account, ground rent reserve account, and any other reserves, escrows or escrow deposits (collectively, the "Other Escrows") made with, or held by, each holder of a Mortgage, as of March 31, 2000 (which balance of such Other Escrows, as of March 31, 2000, was in the approximate amount of $1,000,000 in the aggregate, as more particularly set forth on Schedule I attached hereto) whether or not the respective Mortgage shall be assumed by Purchaser at the Closing. Accordingly, if a Mortgage shall be assumed by Purchaser and the amount of monies held in the Other Escrows as of the Closing Date is less than the amount of monies that was held in the Other Escrows as of March 31, 2000, Purchaser shall be entitled to a credit against the Cash Balance due at Closing in the amount of such difference and if the amount of the Other Escrows as of the Proration Date shall be greater than the amount of the Other Escrows as of March 31, 2000, Sellers shall be entitled to a credit against the Cash Balance due at Closing in the amount of such excess. Further, if a Mortgage shall not be assumed by Purchaser at the Closing, each Seller shall be entitled to retain the monies in the Other Escrows which are released to such Seller by the holder of the respective Mortgage and Purchaser shall be entitled to a credit against the Cash Balance due at Closing in the amount of the Other Escrows held by the holder of such Mortgage as of March 31, 2000 and in the event that the amount of the Other Escrows released to a Seller in accordance with the terms of the immediately preceding sentence shall be greater than the amount of the Other Escrows as of the Proration Date, the amount of such excess shall also be credited against the Cash Balance due at Closing. Sellers and Purchaser shall, from time to time, update Schedule I to reflect new information as it is available.

                    (iv) Purchaser shall be entitled to all monies held in any capital expenditure reserve ("Capital Expenditures Escrow") made with or held by, each holder of a Mortgage, as of March 31, 2000 (which Capital Expenditures Escrow were in the approximate amount $2,541,620.75, as of March 31, 2000 in the aggregate, as more particularly set forth on Schedule J attached hereto), whether or not the respective Mortgage shall be assumed by Purchaser at the Closing. Accordingly, if a Mortgage shall be assumed by Purchaser and the amount of monies held in the Capital Expenditures Escrow is less than the amount of monies that was held in such Capital Expenditures Escrow as of March 31, 2000, Purchaser shall be entitled to a credit against the Cash Balance due at Closing in the amount of such difference and if the amount of the Capital Expenditures Escrow as of the Proration Date shall be greater than the amount of the Capital Expenditures Escrow as of March 31, 2000, Sellers shall be entitled to a credit against the Cash Balance due at Closing in the amount of such excess. Further, if a Mortgage shall not be assumed by Purchaser at the Closing, the Seller of the Property that was encumbered by such Mortgage shall be entitled to retain the monies in the Capital Expenditures Escrow which are released to such Seller by the holder of the such Mortgage, but, in such case, Purchaser shall be entitled to a credit against the Cash Balance due at Closing in the amount of the Capital Expenditures Escrow as of March 31, 2000 and, in the event that the amount of the Capital Expenditures Escrow released to a Seller in accordance with the terms of the immediately preceding sentence shall be greater than the amount of the Capital Expenditures Escrow as of the Proration Date, the amount of such excess shall also be credited against the Cash Balance due at Closing. Sellers and Purchaser shall from time to time, update Schedule J to reflect new information as it is available.

                    (v) Upon the purchase of Madison and Wells Garage by First
               Union Madison, an escrow in the approximate amount of $600,000 ("Madison Escrow") was established to secure the obligation of the prior owner of Madison and Wells Garage to pay for any increase in real estate taxes which are assessed for the period prior to the sale of such Property. Prior to the Closing, First Union Madison shall be entitled to use the Madison Escrow for the purposes for which it was intended and to draw upon funds in the Madison Escrow to accomplish same. At the Closing, First Union Madison shall assign to Purchaser, all of First Union Madison's rights and obligations under the Madison Escrow, if permitted by the terms of the Madison Escrow, or, if First Union Madison shall not be permitted to make such assignment by the terms of the Madison Escrow, First Union Madison shall return all remaining funds in the Madison Escrow to the prior owner of Madison and Wells Garage.

             (b) Rentals. "Rental" or "Rentals" as used herein includes fixed monthly rentals, additional rentals, percentage rentals, escalation rentals, retroactive rentals, operating cost pass-throughs, parking charges, utility charges, common area maintenance or management charges, administrative charges, and other sums and charges payable by Tenants (as hereinafter defined) under the Leases (all tenants, licensees, occupants and such other parties occupying space pursuant to a Lease shall herein be referred to individually as a "Tenant" or collectively as the "Tenants"). Subject to the provisions of Subsections 6(c) and 6(d) hereof, Rentals shall be prorated at the Closing. Sellers shall be entitled to all Rentals accruing on or prior to the Proration Date and Purchaser shall be entitled to all Rentals accruing after the Proration Date. Purchaser shall not be entitled to any credit or adjustment for any free rent or abated rent accruing after the Proration Date.

             (c) Delinquent Rentals. Fixed monthly rentals are delinquent when payment thereof is due on or prior to the Proration Date but has not been made by the Proration Date (any such fixed monthly rentals that shall not be paid prior to the Proration Date being "Delinquent Rentals"). Delinquent Rentals shall be prorated between Purchaser and each Seller as of the Proration Date but shall not be paid or credited until they are actually collected by Purchaser or a Seller, as the case may be. Any fixed monthly rentals collected by Purchaser or a Seller, as the case may be, after the Proration Date less any costs of collection (including reasonable attorneys fees) reasonably allocable thereto shall be applied first to Delinquent Rentals, if any, and paid to the applicable Seller promptly upon receipt thereof in the amount of such Delinquent Rentals, then to fixed monthly rentals that shall accrue after the Proration Date and paid to Purchaser (but only at or after the Closing). Notwithstanding the foregoing, if a Tenant shall be disputing the amount of the Delinquent Rentals that such Tenant shall owe to the applicable Seller, in such case, prior to the resolution of such dispute, such Seller, to the extent of such disputed Delinquent Rentals, shall not be entitled to receive payment of such Delinquent Rentals. Following the resolution of any dispute with a Tenant regarding the amount of Delinquent Rentals that such Tenant shall owe to the applicable Tenant, Purchaser shall pay to the applicable Seller, an amount equal to the lesser of (i) the amount of Delinquent Rentals that it is ultimately determined that such Tenant shall owe to the applicable Seller and (ii) the amount of payments of fixed monthly rentals that Purchaser shall have received pursuant to this Section 6(c). Sellers shall have the right to settle and/or compromise any dispute with a Tenant regarding any disputed Delinquent Rentals and in no event shall Purchaser have the right to settle and/or compromise any such dispute. Purchaser shall use reasonable efforts to collect Delinquent Rentals but shall have no obligation to commence a legal proceeding to collect such sums. Each Seller retains the right after the Closing to bring an action for damages against tenants for the recovery of Delinquent Rentals, provided, however, in no event shall any such action involve the termination of such tenant's Lease or the eviction of such tenant. The parties confirm that all amounts due and payable in respect of Leases which have expired or otherwise terminated prior to the Proration Date shall be the sole property of the applicable Seller and, notwithstanding anything to the contrary contained herein, such Seller may take such actions as it desires to collect such amounts. Notwithstanding the provisions of this Subsection 6(c) to the contrary, any amount collected by any Seller applicable to the period of time prior to the Proration Date in connection with any such action shall be retained by said Seller. Each Seller and Purchaser shall from time to time for a period of one (1) year following the Closing, and upon request of the other party, provide the requesting party with reasonably detailed information regarding the status of such party's collection of Delinquent Rentals.

             (d) Operating Cost Pass-Throughs, Etc. Operating cost pass-throughs, utility charges, common area maintenance charges, administrative charges, percentage rentals, additional rentals and other retroactive rental escalations, sums or charges payable by Tenants which accrue as of the Proration Date but are not then due and payable or collected ("Pass-Throughs"), shall be prorated as of the Proration Date; provided, however, no payment or credit thereof shall be made to the applicable Seller unless and until Purchaser and/or Seller collects same from the Tenants. All such amounts payable by Tenants for the period accruing prior to the Proration Date shall belong to the applicable Seller and all such amounts payable by Tenants for the period accruing after the Proration Date shall belong to Purchaser. Any Pass-Throughs collected by Purchaser or a Seller, as the case may be, after the Proration Date (less any costs of collection, including reasonable attorneys fees reasonably allocable thereto) shall be applied (i) first, if a Tenant making a payment shall designate the receivable against which such payment shall be applied, in accordance with such Tenant's written direction, and (ii) second, against such fiscal or calendar period for which the Pass-Throughs pertain and in which the Proration Date shall occur, it being agreed that the Pass-Throughs shall be allocated between Seller and Purchaser based upon the portion of such fiscal or calendar period that shall occur prior to the Proration Date and the portion of such fiscal or calendar period that shall occur after the Proration Date, (iii) third, to the period that occurs after the period described in clause (ii) above and (iv) fourth, to the period that occurs prior to the period described in clause (ii) above.

             (e) Taxes. Real estate taxes (including business improvement district charges) on a Property (excluding taxes paid directly to the taxing authority by Tenants or parties to a reciprocal easement agreement) shall be prorated based on the actual current tax bill. If such tax bill has not yet been received by the Closing Date, then Purchaser and each Seller shall estimate the real estate taxes based upon Purchaser's and such Seller's good faith estimate of the change in the amount of the previous year's tax bill and Purchaser and Seller shall after the Closing re-prorate the real estate taxes as soon as the actual current tax bill is available. All amounts payable for real estate taxes accruing through the Proration Date shall be the obligation of the applicable Seller and all amounts payable for real estate taxes accruing after the Proration Date shall be the obligation of Purchaser. If, after the Closing Date, any additional or supplemental real estate taxes are assessed against a Property by reason of back assessments, corrections to previous tax bills or other events occurring prior to the Proration Date, Purchaser and the applicable Seller shall re-prorate the real estate taxes following the Closing. Any delinquent taxes on a Property shall be paid at the Closing from funds accruing to the applicable Seller.

             (f) Operating Expenses. All utility service charges and fees for sewer, water, electricity, heat and air conditioning service, other utilities, fuel oil, elevator maintenance, taxes other than real estate taxes such as rental taxes, reciprocal easement agreement charges and fees, management fees (except that only two-thirds of the amount of management fees payable to Radiant Partners LLC shall be used for proration purposes), insurance, other ordinary and customary expenses incurred by a Seller in operating its Property that said Seller reasonably and customarily pays, and all other costs incurred in the ordinary course of business of such Seller in connection with the operation of its Property, shall be prorated on an accrual basis. The applicable Seller shall be responsible for all such expenses that accrue through the Proration Date and Purchaser shall be responsible for all such expenses which are payable or accrue after the Proration Date. Such Seller shall be credited with an amount equal to any prepaid expenses which relate to the period after the Proration Date and Purchaser shall be credited with an amount equal to any unpaid expenses which relate to the period prior to the Proration Date, but only if such expenses shall have been paid for by Sellers after the Proration Date and prior to the Closing Date. Operating expenses that have been paid directly by a tenant shall not be prorated.

             (g) Tenant Deposits. Purchaser shall be credited with and the applicable Seller shall be debited with the sum of all Tenant security deposits (and any interest due to Tenants thereon) required to be held by Sellers pursuant to the terms of the respective Leases, as more specifically set forth on Schedule K attached hereto; provided, however, Sellers shall be entitled to retain any administrative fees allowed by law that shall have accrued on such Tenant security deposits as of the Proration Date. Sellers and Purchaser shall, from time to time, update Schedule K to reflect new information as it is available.

             (h) Ground Leases. Rents and other charges due to the landlords under the Ground Leases shall be prorated as of the Proration Date. In addition, the Sellers shall receive a credit against the Purchase Price for any security deposit (and any interest due thereon) deposited by Sellers with the landlords under the Ground Leases.

             (i) License and Permit Fees. Periodically recurring governmental fees for transferable Licenses issued in respect of any Premises for the use of any part thereof, if assignable and to the extent assigned, shall be prorated between Purchaser and the applicable Seller as of the Proration Date on an accrual basis. Said Seller shall be responsible for all amounts due thereunder which accrue through the Proration Date and Purchaser shall be responsible for all amounts which accrue after the Proration Date.

             (j) Club Associates Note Interest. Interest due or paid, as the case may be, under the Club Associates Note shall be prorated as of the Proration Date.

             (k) Pecanland Mall Adjacent Land Credit; Huntington Garage Credit. Purchaser shall be entitled to a credit in the amount of $531,227 arising out of the sale of the Schedule A-6-1 Parcel which occurred prior to the date hereof. In addition, if applicable, Purchaser, at the Closing, shall be entitled to the Pecanland Mall Adjacent Land Credit and the Huntington Garage Credit.

             (l) Capital Expenditures. If (i) any Seller, prior to the Proration Date, shall have paid for any Capital Expenditures that shall have been committed to after May 9, 2000, such Seller shall be entitled to a credit in the aggregate amount of such payments, (ii) any Seller at any time after the Proration Date, shall have paid for any Capital Expenditures that shall have been committed to by any Seller prior to May 9, 2000, Purchaser shall be entitled to a credit at Closing in the aggregate amount of such payments, (iii) any Capital Expenditures for the Properties committed to by each Seller and/or any of their respective agents and/or authorized representatives prior to May 9, 2000 shall not have been performed by a Seller prior to the Closing Date, Purchaser shall be entitled to a credit at Closing in the amount of the value of such Capital Expenditures that shall not have been performed and (iv) if any Capital Expendi-tures of the nature described in clauses (2) and (3) of the definition of Capital Expenditures which were committed to prior to May 9, 2000 shall remain unpaid as of the Proration Date, Purchaser shall be entitled to a credit in an amount equal to the aggregate amount of such unpaid Capital Expenditures but only if such unpaid Capital Expenditures shall have been paid for by Sellers after the Proration Date and prior to the Closing Date.

             (m) Other Accounts. Purchaser shall be entitled to a credit at Closing in an amount of $2,513,517 ("Richmond Fund") plus all interest earned thereon, less all hard and soft costs of construction that shall have been paid or shall be payable as of the Closing Date in connection with certain improvements to be made or being made to the 5th and Marshall Garage. Notwithstanding anything herein to the contrary, the improvements to the 5th and Marshall Garage shall not be considered a Capital Expenditure pursuant to Subsection 6A(l) above.

              (n) Other. Any other customary adjustments made in connection with the sale of properties similar in type to the applicable Property shall be prorated between Purchaser and each Seller as of the Proration Date.

             B. (a) Supplementing the provisions of Section 6A above, as to any Property, if the aggregate amount of Purchaser Revenue (as hereinafter defined) that Seller shall receive after the Proration Date shall be greater than the amount of Purchaser Expenses (as hereinafter defined) that such Seller shall have incurred and/or paid for after the Proration Date, the Purchase Price for such Property shall be decreased by the amount of such excess. In the alternative, as to any Property, if the aggregate amount of the Purchaser Revenue that Seller shall receive after the Proration Date shall be less than the amount of Purchaser Expenses that Seller shall have incurred and/or paid for after the Proration Date, the Purchase Price for such Property shall be increased by the amount such Purchaser Expenses exceed Purchaser Revenue.

              (b) For purposes of this Agreement, the term "Purchaser Revenue" shall mean all revenues that a Seller shall receive from the operation of a Property after the Proration Date which Purchaser, pursuant to the provisions of Section 6A above, shall be entitled to receive and the term "Purchaser Expenses" shall mean all expenses arising from the use, operation and management of a Property, including Capital Expenditures, which a Seller shall have incurred (whether or not payment shall have been made) from and after the Proration Date (or in the case of Capital Expenditures, including, without limitation, tenant improvement expenses from and after May 9, 2000).

          7. Assessments. If, on the Proration Date, the Premises or any part thereof shall be or shall have been affected by an assessment or assessments which are or may become payable in annual installments, and the first installment is then a charge or lien or has been paid, then for the purposes of this Agreement all the unpaid installments shall be deemed to be due and payable and to be a lien upon the Premises and shall be paid and discharged by the applicable Seller as of the Closing Date.

          8. Condition of the Sale Assets.

          (a) Sellers will permit Purchaser, for itself or on behalf of, or in conjunction with its prospective lenders or equity investors and each of their respective agents and representatives, the right to inspect the Buildings and review the books, records and Property files of the Sellers and to conduct or cause to be conducted such tests, evaluations and assessments of the Property as may be necessary, appropriate or desirable in connection with the acquisition of the Properties, provided, however, that all such inspections, tests, evaluations and assessments (collectively, "Inspection Activities") shall hereafter be subject to the following conditions:

             (i) No Inspection Activity which involves boring, digging, drilling or other physical intrusion of the Property shall be conducted without the prior written consent of the Sellers, which consent shall not be unreasonably withheld or delayed.
                                      A-18
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             (ii) Purchaser shall promptly restore the Property, at Purchaser's sole cost and expense, to the state and condition it was in prior to being disturbed or damaged by any Inspection Activity.

             (iii) Any Inspection Activity conducted with respect to a Building shall not be unreasonably intrusive and shall not have any adverse effect on the structural integrity of the Building.

             (iv) No Inspection Activity shall be conducted inside the space demised to any Tenant or otherwise in any manner that would interfere with the business or operations conducted by any Tenant.

             (v) Purchaser shall indemnify and hold harmless the Sellers and their respective members, trustees, directors, officers, employees and agents from and against any and all liability, claims, losses, damages, injuries to persons or to property and expenses (including, without limitation, reasonable legal fees and disbursements) suffered by the Sellers or their respective members, trustees, directors, offices, employees or agents by reason of or resulting from the Inspection Activities.

             (vi) All Inspection Activities shall be conducted in compliance with all applicable federal, state and local laws, rules, regulations, ordinances, orders and permits.

             (vii) With respect to any inspections that Purchaser shall perform after the date hereof, Purchaser and/or its contractors shall procure the following insurance coverage to cover the risks associated with the Inspection Activities, in the minimum amounts set forth below:

                    (A) Workers Compensation Insurance in accordance with
               statutory requirements and Employer's Liability Insurance with a minimum limit of $500,000 each accident;

                    (B) Commercial General Liability Insurance (occurrence
               form), including premises, contractual liability, products/completed operations, independent contractors and broad form property damage coverage with the following limits of liability: Bodily Injury -- $1,000,000 each occurrence; Property Damage -$1,000,000 each occurrence or $2,000,000 combined single limit;

                    (C) Comprehensive Automobile Liability Insurance, including coverage for all owned, non-owned and hired automobiles used in the performance of the work with the following minimum limits of liability: Bodily Injury -- $1,000,000 each occurrence; Property Damage -- $1,000,000 each occurrence or $2,000,000 combined single limit; and

                    (D) Environmental/Pollution Liability, including bodily
               injury and property damage liability associated with the removal and/or disposal of hazardous wastes and/or materials with the following minimum limits of liability: Bodily
               Injury -- $2,000,000 each occurrence; Property
               Damage -- $2,000,000 each occurrence or $4,000,000 combined single limit.

             All insurance shall provide for thirty (30) days written notice prior to cancellation, shall name the applicable Seller as an additional insured, and shall provide that all liability coverage is primary and without the right of contribution from insurance carried by such Seller. Prior to commencing any Inspection Activity at or on a Property, Purchaser shall submit to the applicable Seller a binder of such insurance or certificates thereof with the same force and effect as a binder.

             (viii) Prior to commencing any environmental Inspection Activity at or on the Property after the date hereof, Purchaser shall provide the applicable Seller at least five (5) business days advance notice of its intent to have such Inspection Activity performed.

             (ix) Each Seller shall at all times during the course of any Inspection Activities and after their completion have the right to inspect all Inspection Activities of Purchaser and its contrac-tors and their subcontractors at or on the Property. Each Seller shall also have the right to inspect and copy all studies, reports, test results, data and other information and material collected or generated in the course of any Inspection Activities.

             (x) Notwithstanding the provisions of Section 8(a)(i) hereof, no environmental Inspection Activity other than a Phase I environmental site assessment shall be performed without the prior written consent of the applicable Seller.

             (xi) The rights granted to Purchaser under this Subsection 8(a) are solely for informational purposes, shall in no event be construed to modify the provisions of Subsection 8(b) hereof nor shall any information obtained through such Inspection Activity be a basis for Purchaser not performing its obligations under this Agreement.

          (b) Purchaser agrees to accept the Sale Assets in their "as is", "where is" condition on the date hereof, subject to (i) reasonable use, wear, tear and natural deterioration between the date hereof and the Closing Date, and (ii) the provisions of Section 9 hereof. Purchaser (i) has or will examine, inspect and investigate to the full satisfaction of Purchaser, the physical nature and condition of the Sale Assets, (ii) has or will independently investigate, analyze and appraise the value and profitability of the Sale Assets, and (iii) has reviewed such other documents and materials as Purchaser has deemed advisable. Purchaser acknowledges that, except as specifically set forth in this Agreement, neither Sellers, nor any real estate broker, employee, servant, agent, consultant, accountant, attorney or representative of any Seller has made any representations or warranties whatsoever regarding the subject matter of this Agreement or the transactions contemplated hereby, including without limitation, with respect to the physical nature or condition of the Sale Assets, the revenues generated by or expenses associated with the Sale Assets, zoning laws, building codes, laws and regulations, environmental matters, the violation of any laws, ordinances, rules, regulations or orders of any Governmental Authority, water, sewer or other utilities, rents or other income, expenses applicable to the Sale Assets, capital expenditures, leases, existing or future operations of the Sale Assets or any other matter or thing affecting or related to the Sale Assets or the operation thereof. In executing, delivering and/or performing this Agreement, Purchaser has not relied upon and does not rely upon, and no Seller shall be liable or bound in any manner by, express or implied warranties, guaranties, promises, statements, representations or information pertaining to any of the matters set forth above in this
     Section 8 or otherwise made or furnished by any Seller or by any real estate broker, employee, servant, agent, consultant, accountant, attorney or any other person representing or purporting to represent any Seller to whomever made or given, directly or indirectly, verbally or in writing, unless such warranties, guaranties, promises, statements, representations or information are expressly and specifically set forth in this Agreement.

          (c) Purchaser waives and releases Sellers from any present or future claims arising from or relating to the presence or alleged presence of any Hazardous Materials (as hereinafter defined) in, on, under or about the Properties, including, without limitation, any claims under (i) any Environmental Laws (as hereinafter defined), (ii) any other federal, state or local law, ordinance, rule or regulation, now or hereafter in effect, that deals with or otherwise in any manner relates to, environmental matters of any kind, (iii) this Agreement, or (iv) the common law. The terms and provisions of this Subsection 8(c) shall survive the Closing. "Environmental Laws" mean all federal, state, local and foreign environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder, including, without limitation laws relating to emissions, discharge, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes. As used in this Agreement, the term "Hazardous Materials" includes, without limitation, (i) all substances which are designated pursuant to Section 311(b)(2)(A) of the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. sec.1251 et seq.; (ii) any element, compound, mixture, solution, or substance which is designated pursuant to Section 102 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. sec.9601 et seq.; (iii) any hazardous waste having the characteristics which are identified under or listed pursuant to Section 3001 of the Resource Conservation and Recovery Act ("RCRA"), sec.6901 et seq.; (iv) any toxic pollutant listed under Section 307(a) of the FWPCA;
     (v) any hazardous air pollutant which is listed under Section 112 of the Clean Air Act, 42 U.S.C. sec.7401 et seq.; (vi) any imminently hazardous chemical substance or mixture with respect to which action has been taken pursuant to Section 7 of the Toxic Substance Control Act, 15 U.S.C. sec.2601 et seq.; and (vii) petroleum, petroleum products, petroleum by-products, petroleum decomposition by-products, and waste oil; (viii) "hazardous materials" within the meaning of the Hazardous Materials Transportation Act, 49 U.S.C. sec.1802 et seq., (ix) any hazardous substance or material identified or regulated by or under any applicable provisions of the laws of the State in which the applicable Property is located; (x) asbestos or any asbestos containing materials; (xi) any radioactive material or substance; (xii) all toxic wastes, hazardous wastes and hazardous substances as defined by, used in, controlled by or subject to all implementing regulations adopted and publications promulgated pursuant to the foregoing statutes; and (xiii) any other hazardous or toxic substance or pollutant identified in or regulated under any other applicable federal, state or local laws.

          (d) Notwithstanding anything in this Section 8 to the contrary, in the event any Phase I environmental site assessment performed at a Property recommends that a Phase II environmental site assessment be performed on such Property, and the Seller of such Property notifies Purchaser that such Seller does not consent to the Phase II environmental site assessment being performed thereon, Purchaser must, within five (5) days after receipt of such Seller's notice pursuant to this Section 8(d), elect to either continue with this transaction without any abatement or adjustment to the Purchase Price or not purchase such Property that is the subject of the Phase II environmental assessment. If Purchaser shall elect not to purchase such Property, the Purchase Price pursuant to Section 2(a) hereof shall be reduced by the portion of the Purchase Price that is allocated to such Property pursuant to Schedule B-1 and the Cash Balance shall be reduced by the portion of the Cash Balance that is allocated to such Property pursuant to Schedule B-2. In addition, Sellers shall be required to reimburse Purchaser for certain expenses in accordance with the provisions of Section 16(d) hereof.

          9. Casualty and Condemnation.

          (a) If, prior to the Closing, all or any portion of a Property is damaged by fire, the elements or any other casualty or is taken by eminent domain or otherwise, then, notwithstanding anything to the contrary implied or provided by law or in equity, Purchaser shall not have the right to terminate this Agreement and (i) the parties shall proceed to the Closing in accordance with this Agreement, (ii) all proceeds or awards received by the applicable Seller, or such Seller's rights to such proceeds or awards, from such taking or casualty (after deducting Seller's reasonable cost of collecting the same and any reasonable expenses that Seller shall have incurred in repairing or restoring the Property) shall be assigned by said Seller to Purchaser at the Closing, and (iii) the Purchase Price shall be abated to the extent of any deductible. Notwithstanding any provisions in this Section 9 to the contrary, if (1) all or a portion of a Property is damaged by fire, the elements or any other casualty, (2) the amount of such casualty, together with the amount of the casualty, if any, affecting any of the other Properties, shall be greater than $500,000 (the "Casualty Threshold") and (3) such Property is either subject to a mortgage commitment whereby the prospective lender will no longer finance such Property due to the casualty thereon or encumbered by a Mortgage whereby the holder of such Mortgage will no longer permit Purchaser to assume the Mortgage due to the casualty thereon, Sellers shall provide financing to Purchaser in an aggregate amount with respect to all of the Properties that shall be damaged by a fire, the elements or other casualty equal to the lesser of $30,000,000 and the amount by which the aggregate of the mortgage commitments and Mortgages described in clause (3) shall be greater than the Casualty Threshold; provided, however, if the Property described in clause
     (3) shall be the Pecanland Mall, then Sellers shall provide

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

     financing to Purchaser in an aggregate amount with respect to all of the Properties that shall be damaged by a fire, the elements or other casualty equal to the lesser of $46,000,000 and the amount by which the aggregate of the mortgage commitments and Mortgages described in clause (3) shall be greater than the Casualty Threshold. The amount of the PMM Financing to be provided for a Property shall not exceed the amount of Mortgage encumbering the Property at the time of the casualty or the amount of the mortgage commitment that Purchaser shall have received for such Property. Such financing shall be upon similar terms and conditions of the PMM Financing described in Section 25 hereof with the following exceptions: (a) the maturity date of the PMM Financing shall be the second anniversary of the Closing Date and (b) the interest rate for the first six (6) months shall be equal to eleven percent (11%) per annum and shall thereafter be equal to twelve percent (12%) per annum.

          (b) In the event Purchaser's equity investors and/or mezzanine lenders will no longer finance such Property due to the casualty thereon, Sellers shall have the right, but not the obligation, to increase the amount of PMM Financing to be provided under Section 9(a) above up to the amount of funding which such equity investor(s) and/or mezzanine lender(s) was to have financed with Purchaser. If Seller shall not elect to provide such additional PMM Financing, Seller shall so notify Purchaser of such fact. Purchaser must, within five (5) days after receipt of Seller's notice pursuant to this Section 9(b), elect either to continue with this transaction without any abatement or adjustment to the Purchase Price or to not purchase such Property that shall be affected by a casualty. If Purchaser shall fail to make the foregoing election within such five (5) day period, Purchaser shall be deemed to have elected to continue with the transaction without reduction or abatement of the Purchase Price. If Purchaser shall elect not to purchase a Property, the Purchase Price pursuant to Section 2(a) hereof shall be reduced by the portion of the Purchase Price that is allocated to such Property pursuant to Schedule B-1 and the Cash Balance shall be reduced by the portion of the Cash Balance that is allocated to such Property pursuant to Schedule B-2. In addition, Sellers shall be required to reimburse Purchaser for certain expenses in accordance with the provisions of Section 16(d) hereof.

          10. Brokers.

          (a) Purchaser and Sellers represent to each other that they have not dealt with any broker or finder in connection with this transaction.

          (b) Purchaser hereby agrees to indemnify, defend and hold each Seller harmless from and against any and all claims, losses, liability, costs and expenses (including reasonable attorneys' fees) resulting from any claim that may be made against such Seller by any broker, or any other person claiming a commission, fee or other compensation by reason of this transaction, if the same shall arise by, through or on account of any alleged act of Purchaser or Purchaser's representatives.

          (c) Sellers hereby agree to indemnify, defend and hold Purchaser harmless from and against any and all claims, losses, liability, costs and expenses (including reasonable attorneys' fees) resulting from any claim that may be made against Purchaser by any broker, or any other person claiming a commission, fee or other compensation by reason of this transaction, if the same shall arise by, through or on account of any alleged act of a Seller or any Seller's representatives.

          (d) The provisions of this Section 10 shall survive the Closing, or if the Closing does not occur, the termination of this Agreement.

          11. Tax Reduction Proceedings. If any Seller has heretofore filed applications for the reduction of the assessed valuation of its Premises and/or instituted certiorari proceedings to review such assessed valuations for any tax years prior to the tax year of Closing, Purchaser acknowledges and agrees that such Seller shall have sole control of such proceedings, including the right to withdraw, compromise and/or settle the same or cause the same to be brought on for trial and to take, conduct, withdraw and/or settle appeals, and Purchaser hereby consents to such actions as said Seller may take therein. Prior to the Closing, no Seller shall withdraw, compromise or settle any such proceedings for any fiscal period in which the Proration Date occurs or any subsequent fiscal period without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed. Any refund or tax savings for any year or years prior to the tax year in which the Proration Date occurs shall belong solely to the applicable Seller. Any tax savings or refund for the tax year in which the Proration Date occurs shall be prorated in accordance with Section 6 hereof between the applicable Seller and Purchaser after deduction of reasonable attorneys' fees and other reasonable expenses related to the proceeding. Purchaser and such Seller shall each execute all consents, receipts, instruments and documents which may reasonably be requested in order to facilitate settling such proceeding and collecting the amount of any refund or tax savings. If Seller receives any tax refund or credit, Seller shall, after deducting the reasonable expenses of the collection thereof, pay to Purchaser, promptly after the receipt of such funds or credit, the portion, if any, of such refund or credit to which the past and/or present Tenants of the Building may be entitled (whether by way of refund or rent credit) under the terms of their respective Leases or any other agreements). The provisions of this
     Section 11 shall survive the Closing.

          12. Recording Charges, Transfer Taxes, Mortgage Assumption Costs, Title Insurance Charges, Survey Costs.

          (a) At the Closing, Sellers and Purchaser agree to complete, sign, acknowledge and file any and all forms required for the transactions contemplated by this Agreement with respect to transfer taxes and sales taxes.

          (b) Sellers, on the one hand, and Purchaser, on the other hand, shall each pay at the Closing, to the appropriate recipients and in the manner required by said recipients, fifty (50%) percent of the following costs associated with the transactions contemplated by this Agreement, provided, however, in the event the aggregate amount of such costs shall exceed FOUR MILLION ($4,000,000) DOLLARS, the Sellers shall, collectively, pay only TWO MILLION ($2,000,000) DOLLARS in the aggregate and Purchaser shall pay the entire remaining balance thereof:

             (i) transfer or similar taxes;

             (ii) sales or similar taxes;

             (iii) costs incurred in connection with the assumption of the Mortgages by Purchaser, including without limitation, consent and assumption charges, and the attorney's fees and disbursements of mortgagees' counsel, but excluding, however, (x) any fees, charges or other costs imposed by the holders of the Mortgages by reason of any mezzanine or other financing obtained by Purchaser, which shall be Purchaser's sole responsibility and (y) any extensions and/or break-up fees due to a lender providing the mezzanine financing to Purchaser or to a lender providing mortgage financing to Purchaser or consenting to an assumption of a Mortgage, upon an adjournment of the Closing by Sellers to a date later than December 29, 2000, shall be handled in accordance with the provisions of Section 5(b) above;

             (iv) if a Mortgage is not assumed by Purchaser, costs incurred in connection with the prepayment of said Mortgage including, without limitation, prepayment fees, premiums and charges and the attorney's fees and disbursements of mortgagee's counsel;

             (v) title insurance premiums and costs;

             (vi) survey costs; and

             (vii) recording charges.

          (c) Each party shall be responsible for the payment of its own counsel's fees and disbursements and Purchaser shall be responsible for the payment of all costs it incurs with respect to any mezzanine or other financing that it obtains, except that if Seller, pursuant to Section 5,
     Section 9 and/or Section 25 hereof, shall provide any PMM Financing to Purchaser, Purchaser and such Seller shall each pay one-half ( 1/2) of the costs and expenses that such Seller shall incur in connection with providing such PMM Financing, including, without limitation, all reasonable attorneys fees and disbursements.

          (d) The obligations arising pursuant to this Section 12 shall survive the Closing.

          13. Representations and Warranties.

          (a) Each Seller, as to itself only, represents and warrants to Purchaser that the following are true and correct as of the date hereof and shall be true and correct in all material respects as of the Closing Date:

             (i) This Agreement, including the provisions of Section 16 hereof, constitutes the legal, valid and binding obligations of each Seller, enforceable against each Seller in accordance with its terms. Each Seller has taken all necessary action to authorize and approve the execution and delivery of this Agreement and, subject to obtaining the Shareholder Ratification (as hereinafter defined), will have taken all necessary actions to sell the Properties to Purchaser, subject to and in accordance with the terms of this Agreement, and the execution and delivery of this Agreement and the performance by each Seller of its obligations hereunder do not and will not (a) conflict with or violate any law, rule, judgment, regulation, order, writ, injunction or decree of any Governmental Authority with jurisdiction over such Seller or the Sale Assets, including, without limitation, the United States of America, any State in which the Sale Assets are located or any political subdivision of either of the foregoing, or any decision or ruling of any arbitrator in an arbitration to which said Seller is a party or by which such Seller or its Property is bound or affected, or (b) violate or constitute a default under any material document or instrument to which such Seller is a party or is bound or any of said Seller's organizational or governing documents.

                    (A) 55 Public, North Valley Tech, Southwest Centers and
               Printers Alley are each a limited liability company duly organized and validly existing under the laws of the State of Delaware;

                    (B) First Union Madison is a limited liability company duly organized and validly existing under the laws of the State of Illinois;

                    (C) FUR is an unincorporated association in the form of a
               business trust duly organized and created under the laws of the State of Ohio; and

                    (D) FUCP is a corporation duly formed and validly existing under the laws of the State of Delaware.

             (ii) No Seller is a "foreign person" as defined in the Internal Revenue Code Section 1445.

             (iii) No Seller is a party as debtor to any insolvency or bankruptcy proceeding or assignment for the benefit of creditors.

             (iv) Each Seller has the full right and authority and has obtained any and all corporate consents and board of trustees approvals required to enter into this Agreement, and subject to obtaining the Shareholder Ratification, will have obtained any and all corporate consents and board of trustee approvals required to consummate or cause to be consummated the sale and make or cause to be made transfers and assignments contemplated herein; the persons signing this Agreement on behalf of each Seller are authorized to do so; and this Agreement and all of the documents to be delivered by Sellers at the Closing have been authorized and properly executed and will constitute the valid and binding obligations of Seller, enforceable against Seller in accordance with their terms.

          (b) Purchaser represents and warrants to Sellers that the following are true and correct as of the date hereof and shall be true and correct in all material respects as of the Closing Date:

             (i) This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms. Purchaser has taken all necessary action to authorize and approve the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

             (ii) The execution and delivery of this Agreement and the performance by Purchaser of its obligations hereunder do not and will not (a) conflict with or violate any law, rule, judgment, regulation, order, writ, injunction or decree of any Governmental Authority with jurisdiction over Purchaser, including, without limitation, the United States of America, any State in which the Sale Assets are located or any political subdivision of either of the foregoing, or any decision or ruling of any arbitrator in an arbitration to which Purchaser is a party or by which Purchaser is bound or affected, or (b) violate or constitute a default under any material document or instrument to which Purchaser is a party or is bound or any of Purchaser's organizational or governing documents.

          (c) The above-stated representations and warranties by Sellers and Purchaser shall survive the Closing for six (6) months.

          14. Deliveries to be made on the Closing Date.

          (a) Seller's Documents: Sellers, pursuant to the provisions of this Agreement, shall deliver or cause to be delivered to Purchaser on the Closing Date the following instruments, documents and items:

             (i) Duly executed and acknowledged bargain and sale deeds without covenants (or their equivalent for the State in which the applicable Property shall be located) (the "Deeds").

             (ii) Duly executed certifications as to each Seller's non-foreign status as prescribed in Section 18 hereof, if applicable.

             (iii) Any consents of members, partners, shareholders or directors of any Seller whose consent shall be required to authorize the sale of the Properties to Purchaser, in form reasonably satisfactory to Purchaser and the Title Company.

             (iv) The Shareholder Ratification and the Board Consent.

             (v) Duly executed counterparts of an Assignment and Assumption of Leases for each Property in the form of Exhibit A annexed hereto and made a part hereof.

             (vi) Duly executed counterparts of an Assignment and Assumption for each Ground Lease in the form of Exhibit B annexed hereto and made a part hereof.

             (vii) Intentionally Deleted.

             (viii) The Leases, Contracts and Licenses affecting the Premises that are in Sellers' possession (other than those that are held by Radiant or any managing agent for the Premises and those Licenses that must remain at the Premises).

             (ix) The Estoppel Certificates required pursuant to Section 17 hereof.

             (x) If required by Purchaser's mezzanine lender or any other lender providing financing for a Property, an updated Rent Roll together with a list of delinquent and unpaid rent, accompanied by an instrument executed by the applicable Seller, addressed to Purchaser, pursuant to which said Seller states, without representation or warranty, that it has no actual knowledge that said Rent Roll is not true and correct in all material respects as of the Closing Date. In addition, either such instrument (or a separate instrument) shall contain a provision pursuant to which Purchaser, acknowledges that it shall have no rights, remedies or recourse of any nature whatsoever against Seller by reason of the foregoing statement by Seller not being true, correct or complete in any respect. In the event that Purchaser's mezzanine lender or any other lender providing financing for a Property requires a certified updated Rent Roll, as described above in this Section 14(a)(x), pursuant to which Seller shall represent and warrant that is has no actual knowledge that said Rent Roll is not true and correct in all material respects as of the Closing Date, Purchaser shall cause to be provided to the Seller of such Property a complete and unconditional indemnification from Indemnitor, in form reasonably acceptable to Seller, against all liability that Seller shall incur on account of such Seller having delivered such representation and warranty.

             (xi) A letter to the tenants of the Premises in the form annexed hereto as Exhibit C.

             (xii) Duly executed counterparts of all transfer tax and sales tax returns required to be signed by Sellers.

             (xiii) If the Closing shall not be a "New York style" closing, each Seller shall deliver an indemnification to the Title Company pursuant to which Seller shall indemnify the Title Company against any liens that may arise from and after the Closing Date until the recordation of the Deeds but only if, and to the extent that, such liens shall arise on account of matters which such Seller pursuant to Section 6 hereof shall be required to pay for. Such other documents, instruments and deliveries as are otherwise required by this Agreement or required to record the Deeds or reasonably required by Purchaser in order to consummate the transactions contemplated hereby, provided that any such additional documents, instruments and deliveries shall not result in any Seller having any greater liabilities than are expressly provided herein.

             (xiv) With respect to any security deposits which are other than cash or that are in the form of a letter of credit (collectively, the "Non-Cash Security Deposits"), appropriate duly executed instruments of transfer or assignment of such Non-Cash Security Deposits which are required to establish Purchaser as the new beneficiary thereunder. With respect to any Non-Cash Security Deposit in the form of a letter of credit, if such letter of credit shall not, pursuant to its terms, be assignable, the applicable Seller shall cooperate with Purchaser to obtain a replacement letter of credit with respect thereto in favor of Purchaser, and, if a replacement letter of credit is not obtained and if requested by Purchaser following the Closing, said Seller shall draw on such letter of credit if the tenant for whom the same was given as a security deposit shall default under its Lease and Seller shall remit the proceeds thereof to Purchaser. Purchaser agrees to indemnify, defend and hold said Seller harmless from and against any and all costs, loss, damages and expenses of any kind or nature whatsoever (including reasonable attorneys' fees and costs) but excluding consequential damages arising out of or resulting from such Seller's presenting any such letter of credit for payment in accordance with Purchaser's request. The foregoing provisions shall survive the Closing.

             (xv) Duly executed counterparts of each Assignment and Assumption of Contracts and Permits, in the form of Exhibit D annexed hereto and made a part hereof.

             (xvi) A duly executed counterpart of a Blanket Bill of Sale and Assignment in the form of Exhibit E annexed hereto and made a part hereof pertaining to the Personalty, it being agreed that for purposes of this Agreement, the Personalty shall be deemed to have no value.

             (xvii) The Club Associates Note together with an allonge thereto endorsing the same to the order of Purchaser. A duly executed assignment, without recourse, warranty or representations, of the Club Associates Mortgage together with an assignment, without recourse, warranty or representations, of all of the Club Associates Collateral Documents in form and substance reasonably satisfactory to Purchaser. Originals of the Club Associates Note, the Club Associates Mortgage and the Club Associates Collateral Documents shall be delivered to Purchaser at Closing.

             (xviii) Sellers shall furnish at Closing any and all information that may be necessary or appropriate to enable the "real estate broker" or "real estate reporting person," within the meaning of Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder, to comply with the reporting requirement of Section 6045(e) of the Internal Revenue Code.

             (xix) [Intentionally deleted.]

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

             (xx) A duly executed counterpart of a modification to the asset
        management agreement dated March   , 2000, as amended, between FUR and
        Radiant Partners, LLC ("Asset Management Agreement") in the form of Exhibit F annexed hereto and made a part hereof (the "Asset Management Agreement Modification").

             (xxi) Seller shall obtain and deliver to Purchaser at Closing all local customary documents required in connection with a sale of a Property, including such tax and other documents as may be necessary to record the applicable Deed or Assignment and Assumption of Ground Lease. To the extent any sums are required to be withheld or paid in connection with such sale, Purchaser is authorized to withhold from the Purchase Price the amount of tax and recording charges required to be paid, subject to Section 12(b) hereof, which apportioned amount shall be applied as necessary to pay the appropriate amounts and to record the subject deed. Sellers and Purchaser shall jointly retain local counsel in the various States in which the Property shall be located, to advise each party as to how to comply with the provisions of this Subsection 14(a)(xxi). The cost of such local counsel shall be borne equally between Purchaser, on the one hand, and Sellers on the other.

          (b) Purchaser's Documents: Purchaser, pursuant to the provisions of this Agreement, shall deliver or cause to be delivered to Seller on the Closing Date the following instruments, documents and items:

          (i) Duly executed counterparts of each Assignment and Assumption of Leases.

          (ii) Duly executed counterparts of each Blanket Bill of Sale and Assignment.

          (iii) Duly executed counterparts of all transfer tax and sales tax returns required to be signed by Purchaser.

          (iv) A consent or resolution of the members, partners, directors and shareholders, as applicable, of Purchaser authorizing the purchase of the Sale Assets, in a form reasonably satisfactory to Sellers.

          (v) The Mortgage Assumption Instrument (as hereinafter defined) in recordable form.

          (vi) Such other documents, instruments and deliveries as are otherwise required by this Agreement or required to record the Mortgage Assumption Instrument or reasonably required by Sellers in order to consummate the transactions contemplated hereby.

          (vii) Duly executed counterparts of each Assignment and Assumption of Contracts and Permits.

          (viii) A duly executed counterpart of the Asset Management Agreement Modification.

          (ix) Intentionally Deleted.

          (x) A duly executed counterpart of the Assignment and Assumption of Ground Lease for each of the Ground Leases.

          (xi) In the event that Southwest Centers shall have executed a contract of sale prior to the Closing to sell any portion of the Pecanland Mall Adjacent Land or FUR shall have executed a contract of sale prior to the Closing to sell the Huntington Garage ("Huntington Contract"), and the sale contemplated thereby shall not have closed prior to the Closing, then Southwest Centers or FUR, as applicable, shall execute and deliver to Purchaser at Closing an instrument, in form reasonably satisfactory to Southwest Centers or FUR, as the case may be, pursuant to which Southwest Centers or FUR, as applicable, shall assign such contract to Purchaser and Purchaser shall execute and deliver to Southwest Centers or FUR, as applicable, an instrument, in form reasonably satisfactory to Southwest Centers or FUR, as the case may be, pursuant to which Purchaser shall assume the obligations of Southwest Centers or FUR under such contract.

          (xii) If the sale of any portion of the Pecanland Mall Adjacent Land or the Huntington Garage shall close prior to the Closing Date, the entity which shall own one hundred (100%) percent of the beneficial interests in and to all of the Properties, as of the Closing Date, and has a net worth of at least Forty Million ($40,000,000) Dollars (the "Indemnitor") shall deliver to FUR an agreement in form and substance reasonably satisfactory to FUR, pursuant to which such parties shall indemnify and hold FUR harmless from and against any loss, cost, damage, claim or expense which FUR shall suffer or incur on account of any matter under the Huntington Contract (provided such obligations of FUR which survive the closing of the Huntington Garage sale are otherwise customary and standard obligations in connection with the sale of a garage property) or the contract for the sale of the Pecanland Mall Adjacent Land which shall survive the closing of the sale of the Huntington Garage and/or the Pecanland Mall Adjacent Land.

          (xiii) Evidence, reasonably satisfactory to Sellers, that Purchaser and/or a Permitted Assignee (as such term is defined in Section 35 hereof) has a net worth of at least $40,000,000.

          15. Default by Purchaser or Sellers.

          (a) If (i) Purchaser shall default in the payment of the Purchase Price, (ii) Purchaser shall otherwise default in the performance of any of the other terms and provisions of this Agreement on the part of Purchaser to be performed, and the Closing does not occur as a result thereof, and such default shall continue for five (5) business days after written notice to Purchaser (provided, however, notwithstanding the foregoing, time shall be of the essence with respect to Purchaser's obligation to pay the First Additional Deposit in accordance with Subsection 2(a)(ii) hereof, the Second Additional Deposit in accordance with Subsection 2(a)(iii) hereof and to close hereunder on such date set for Closing as to which TIME SHALL BE OF THE ESSENCE pursuant to Section 5 hereof), (iii) Purchaser shall default, beyond the expiration of any applicable notice and cure period, under the terms of the Long Street Contract, or (iv) (A) Purchaser shall commence any case, proceeding or other action under any laws relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeks to have an order for relief entered with respect to it, or seeks to be adjudicated a bankrupt or insolvent, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts, or seeks the appointment of a receiver, trustee, custodian or other similar official for it or all or any substantial part of its property, or (B) Purchaser otherwise takes any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the acts described in clause (iv)(A), above, then in any of such cases, Purchaser shall be deemed to be in default hereunder. Purchaser acknowledges that if Purchaser shall default under this Agreement as aforesaid, Sellers will suffer substantial adverse financial consequences as a result thereof. Accordingly, Sellers, as their sole and absolute remedy against Purchaser, shall have the right to retain the Deposit and which Deposit shall constitute full and complete liquidated damages, it being agreed that Sellers' damages are difficult, if not impossible, to ascertain, and thereafter Purchaser and Sellers shall have no further rights or obligations under this Agreement, except those expressly provided herein to survive the termination of this Agreement. Notwithstanding the foregoing, in the event Purchaser's default is the failure to pay the First Additional Deposit when required by Subsection 2(a)(ii) hereof, Escrowee shall return the Initial Deposit in accordance with the terms of Subsection 2(a)(vi)(A) or Subsection 2(a)(vi)(B) hereof, as applicable. In the event there is more than one Purchaser (by virtue of a permitted assignment) and at least one but less than all of the Purchasers have committed a default or other act described in clauses (i),
     (ii), (iii) or (iv) of this Subsection 15(a), Sellers shall nonetheless be entitled to terminate this Agreement with respect to all Purchasers and retain the entire Deposit.

          (b) Except as provided in Section 16 hereof, and subject to the provisions thereof, (i) if any Seller shall default in conveying such Seller's Property to Purchaser pursuant to the terms hereof on the Closing Date or (ii) if any Seller shall default hereunder for any other reason and such default shall continue for five (5) business days after written notice to such Seller, Purchaser may, as its sole remedy, elect to either (x) terminate this Agreement, and direct the Escrowee to return the Deposit to Purchaser and Purchaser and Sellers shall thereafter have no further rights or
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

     obligations under the Agreement, except those expressly provided herein to survive the termination of this Agreement, or (y) prosecute an action for specific performance of this Agreement by such Seller or an action for damages, but in no event shall Purchaser seek, or be entitled to collect, damages against Sellers exceeding Ten Million ($10,000,000) Dollars in the aggregate. Any such action for specific performance must be commenced against Sellers within ninety (90) days after the date that Sellers shall default hereunder, it being understood that if Purchaser shall fail to commence an action for specific performance within such period of time, Purchaser shall be deemed to have waived its right to commence an action for specific performance of this Agreement. Notwithstanding anything hereinabove in this Section 15(b) to the contrary, if FUR shall default, beyond the expiration of any applicable notice and cure period, under the terms of the Long Street Contract, Purchaser may, as its sole remedy, prosecute an action for specific performance of this Agreement by FUR, provided all conditions to closing hereunder have been satisfied and this Agreement has not been terminated pursuant to the terms hereof.

          16. Termination and Expense Reimbursement.

          (a) The obligations of Sellers to transfer the Sale Assets pursuant to this Agreement are contingent upon FUR, at FUR's sole cost and expense, obtaining approval for the sale contemplated hereby and any amendments to the organizational or governing documents of FUR necessary to consummate the sale contemplated hereby from shareholders of FUR holding the requisite number of shares in accordance with the organizational and governing documents of FUR (collectively, the "Shareholder Ratification") and this Agreement shall terminate, (i) if at a meeting called for the purpose of voting on such sale and such amendments, the shareholders of FUR do not approve the sale contemplated hereby and all of such amendments, upon the date of such meeting, (ii) at the option of FUR, upon the date FUR delivers notice of termination to Purchaser, if such meeting of the shareholders of FUR has not been held on or prior to the date (the "Shareholder Approval Deadline") which is three business days prior to the date as to which time is of the essence with respect to Purchaser's obligation to close pursuant to Section 5, (iii) at the option of Purchaser, upon the date Purchaser delivers notice of termination to FUR, if such meeting of the shareholders of FUR has not been held on or prior to the date which is three business days prior to the date as to which time is of the essence with respect to Sellers' obligation to close pursuant to Section 5, or (iv) at the option of FUR, to be exercised prior to the Shareholder Ratification, upon the date FUR delivers notice of termination to Purchaser, if the Board of Trustees of FUR, or a committee thereof, determines, after consultation with outside legal counsel, that it has a fiduciary duty under applicable law to accept, approve or recommend an Alternative Proposal (as defined in Section 24 below); and thereupon FUR shall promptly cause the Deposit to be returned to Purchaser and neither party shall have any further obligation to the other party under this Agreement, other than the obligations of FUR under this Section 16 and except for those provisions which are expressly stated herein to survive termination of this Agreement. Sellers make no representation or warranty herein that the Shareholder Ratification shall be obtained. The Board of Trustees of FUR shall recommend to the shareholders of FUR that they approve the sale contemplated hereby and any amendments to the organizational or governing documents of FUR necessary to consummate the sale contemplated hereby, unless the Board of Trustees of FUR, or a committee thereof, determines, after consultation with outside legal counsel, that it has a fiduciary duty under applicable law to accept, approve or recommend an Alternative Proposal (as defined in Section 24 below).

          (b) If this Agreement is terminated pursuant to Section 5(c), Section 16(a)(i), Section 16(a)(ii), Section 16(a)(iv), Section 18(b) or Section 20(b)(v), then Sellers shall be deemed unable to perform; provided that in lieu of any other remedies set forth in this Agreement (which Purchaser shall not be entitled to) except for the additional remedies, if any, set forth in Sections 16(c) and 16(d)(ii), FUR shall, in addition to causing the Deposit to be returned to Purchaser, reimburse Purchaser, as Purchaser's sole and exclusive remedy (subject to the additional remedy set forth in Section 16(c)), only for up to an amount equal to the Reasonable Expense Cap (as defined below) of documented out-of-pocket fees and expenses actually and reasonably incurred by Purchaser in

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

     connection with this Agreement and the sale contemplated hereby (collectively, "Reasonable Expenses"), provided that such Reasonable Expenses shall not include, and the term Reasonable Expenses shall not include, any fees or expenses paid or payable, directly or indirectly, to Purchaser's equity investors or any of such equity investors' respective lenders, equity investors or affiliates. For the avoidance of doubt, subject to the Reasonable Expense Cap, the term Reasonable Expenses shall include, but not be limited to, the commitment fees paid or payable to Purchaser's lenders pursuant to binding debt commitments and all Reasonable Expenses in connection therewith. The "Reasonable Expense Cap" shall be an amount equal to (i) the sum of (a) $3 million, (b) an additional $250,000 if the Sellers adjourn the Closing pursuant to Section 5(a) to a date later than December 29, 2000, and (c) an additional $250,000 if the Sellers adjourn the Closing pursuant to Section 5(a) to a date later than February 28, 2001, less (ii) (a) the amount of any fees paid, directly or indirectly, to Purchaser's lenders by Sellers pursuant to Section 5, (b) if Sellers shall elect to provide (or cause another party to provide) financing to Purchaser pursuant to Section 5(b), the amount of any fees which Sellers would otherwise have been required to pay, directly or indirectly, to Purchaser's lenders had Sellers elected that Purchaser pay extension fees to Purchaser's lenders, and (c) any amounts reimbursed pursuant to Section 16(d)(ii).

           (c) If this Agreement shall have been terminated pursuant to Section 16(a)(iv), then FUR, in addition to the payments that shall be required to be made pursuant to Section 16(b) above, shall reimburse Purchaser (or pay directly to Purchaser's equity investors at their request), up to an additional $2 million of any previously unreimbursed documented out-of-pocket fees and expenses (not constituting Reasonable Expenses) actually and reasonably incurred by Purchaser and paid or payable to Purchaser's equity investors pursuant to the binding equity commitments, copies of which have been provided to Sellers.

        (d) (i) If this Agreement is terminated pursuant to Section 4(c) (and not rendered null and void in accordance with terms of Section 4(c)),
        Section 5(a) and Section 16(a)(iii), then Sellers shall be deemed unable to perform; provided that in lieu of any other remedies set forth in this Agreement (which Purchaser shall not be entitled to), FUR shall, in addition to causing the Deposit to be returned to Purchaser, reimburse Purchaser, as Purchaser's sole and exclusive remedy, only for one-half of all Reasonable Expenses; provided that such reimbursement shall not exceed one-half of the Reasonable Expense Cap.

             (ii) If Purchaser shall elect not to purchase a particular Property or Properties pursuant to Section 4(a), Section 4(c), Section 8(d),
        Section 9(b) and Section 17 hereof, and the Purchase Price is reduced by the portion of the Purchase Price that is allocated to such Property(ies), as set forth in Section 4(a), Section 4(c), Section 8(d),
        Section 9(b) and Section 17; then in lieu of any other remedies set forth in this Agreement (which Purchaser shall not be entitled to), FUR shall reimburse Purchaser, as Purchaser's sole and exclusive remedy, only for those Reasonable Expenses allocated to such Property, to be set forth on Schedule N, which Schedule N shall be reasonably agreed to by Sellers and Purchaser by a date no later than September 29, 2000, and shall be attached hereto and made a part hereof; provided that such reimbursements shall not exceed, in the aggregate for all the Properties, one-half of the Reasonable Expense Cap.

           (e) Purchaser hereby covenants and agrees that no amounts reimbursed to Purchaser (or paid directly to Purchaser's equity investors) pursuant to
     Section 16(b), 16(c) or 16(d) shall be paid, directly or indirectly, to or for the benefit of Dan Friedman, David Schonberger or Anne Zahner or any entity in which any of them has an interest (other than actual documented third party expenses which have been paid by any of them). Any and all Reasonable Expenses or other amounts reimbursable pursuant to Section 16(b), Section 16(c) or Section 16(d) shall be paid promptly and in no event later than 30 days after the termination of this Agreement.

          (f) For the avoidance of doubt, in the case of a default occurring after the date of obtaining the Shareholder Ratification, unless and until this Agreement shall have been terminated pursuant to Section 4(a), Section 4(c) (and not rendered null and void in accordance with the terms of

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

     Section 4(c)), Section 5(a), Section 5(c), Section 16(a), Section 18(b) and
     Section 20(b)(v), the parties shall be entitled to pursue the remedies provided for in Section 15.

          17. Estoppel Certificates.

          As to (a) each Property that is not a parking lot or a parking garage, the Seller of each applicable Property shall use commercially reasonable efforts to deliver to Purchaser lease estoppel certificates (the "Tenant Estoppel Certificates"), in a form reasonably required by the lender that shall be providing mortgage financing for such Property (or in such other form or containing such other information as such tenant's lease shall require such tenant to provide), from (i) all tenants occupying 5,000 square feet of space or more and (ii) from tenants under leases constituting not less than 80% of the balance of the occupied square footage of such Property, (b) the North Valley Tech Center Ground Lease, the Two Rivers Business Center Ground Lease and the Huntington Garage Ground Lease, North Valley Tech and FUR shall use commercially reasonable efforts to deliver to Purchaser an estoppel certificate from the landlord under the Ground Leases, in a form reasonably required by the lender that shall be providing mortgage financing for such Property (or in such other form or containing such other information as the applicable Ground Lease shall require such landlord to provide) and (c) each Property that is a parking lot or a parking garage that is net leased to a tenant thereof, such Seller shall use commercially reasonable efforts to deliver to Purchaser a Tenant Estoppel Certificate from the tenant under such Lease, in a form reasonably required by the lender that shall be providing financing for such Property (or in such other form or containing such other information as such tenant's lease shall require such tenant to provide). Notwithstanding the immediately preceding sentence to the contrary, any estoppel certificate that shall be delivered to Purchaser from a tenant which is not in the form reasonably required by the lender that shall be providing financing for such Property (or in such other form or containing such other information as such tenant's lease shall require such tenant to provide), shall qualify as an acceptable estoppel certificate provided that the Tenant's Estoppel Certificates confirms the material terms set forth in the lender's form of Tenant Estoppel Certificate. If Seller shall satisfy the condition described in clause (a)(i), clause (a)(ii), clause (b) and clause (c) above but Seller, on or before the Closing, is unable to deliver Tenant Estoppel Certificates from each of the tenants of such Property, the applicable Seller shall deliver to Purchaser, at Closing, a certificate ("Seller's Certificate"), executed by such Seller, whereby such Seller shall state, to the best of its knowledge, for the remaining tenants, the following: (a) the rent and other charges payable by each tenant under its respective lease and the amount, if any, of the security deposit(s) held by Seller; (b) the term of the respective lease(s) and (c) that the respective tenant is not in default under any of the terms of its lease or if in default the nature of such default. The Seller's Certificate shall survive the Closing for a period of six (6) months. A Seller's Certificate with respect to any tenant shall expire and be of no force and effect upon Purchaser's receipt of a Tenant Estoppel Certificate consistent with the information set forth in the Seller's Certificate. In addition, Seller shall not have any liability on account of any statement in a Seller's Estoppel Certificate which shall be untrue in any material respect if Purchaser or Radiant shall know or, in connection with its management of the Properties, should have known that such statement was untrue. If a Seller for a particular Property shall fail to deliver the minimum number of Tenant Estoppel Certificates that shall be required to be delivered pursuant to clause (a)(i) or clause (a)(ii) above or North Valley Tech or FUR shall fail to deliver the ground lease estoppel certificates that shall be required to be delivered pursuant to clause (b) above or the Sellers shall fail to deliver the Tenant Estoppel Certificate that shall be required to be delivered pursuant to clause (c) above and, as a result thereof the lender providing the mortgage financing for such Property or the lender providing mezzanine financing shall elect not to provide financing for such Property, in such case FUR shall have the right to elect to provide (or to cause another party to provide) to Purchaser the financing that such lender was otherwise prepared to provide to Purchaser, it being agreed that if FUR shall make such election, such loan shall be provided upon the same or better terms to Purchaser than those terms that were offered by Purchaser's mezzanine lender or mortgage lender. If Seller shall not elect to provide such financing, in such case, Purchaser, as its sole and absolute remedy, shall have the right to elect not to purchase such Property. If Purchaser shall make such election, the Purchase Price pursuant to Section 2(a) shall be reduced by the portion of the Purchase Price that is allocated to such Property pursuant to Schedule B-1 and the Cash Balance shall be reduced by the portion of the Cash Balance that is allocated to such Property pursuant to Schedule B-2. In addition, the Seller of the Property that Purchaser shall elect not to purchase pursuant to this Section 17 shall reimburse Purchaser for certain expenses in accordance with the provisions of Section 16(d) hereof.

          18. Governmental Compliance.

          (a) FIRPTA Compliance. Sellers shall comply with the provisions of the Foreign Investment in Real Property Tax Act, Internal Revenue Code of 1986, as amended, Section 1445, as the same may from time to time be amended, or any successor or similar law (collectively, the "FIRPTA Code"). On the Closing Date, Sellers shall deliver to Purchaser certifications as to each Seller's non-foreign status which complies with the provisions of Section 1445(b)(2) of the FIRPTA Code, and shall comply with any temporary or final regulations promulgated with respect thereto and any relevant revenue procedures or other officially published announcements of the Internal Revenue Service of the U.S. Department of the Treasury in connection therewith. If any Seller shall fail to deliver the foregoing certification to Purchaser at the Closing, Purchaser shall have the right to withhold ten percent (10%) of the portion of the Purchase Price allocated to said Seller's property and apply the same in accordance with the requirements of the FIRPTA Code.

          (b) HSR Compliance. Sellers and Purchaser will make as promptly as practicable all filings necessary, if any, under the HSR Act (as hereinafter defined) and other applicable federal, state and local antitrust, competition and other similar laws (collectively, the "Antitrust Laws") in order to obtain any required regulatory approvals, clearance or expirations of waiting periods (collectively, "Antitrust Clearance") in connection with the transactions contemplated by this Agreement. The term "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Subject to the limitations contained in the last sentence of this Subsection 18(b), Sellers and Purchaser shall each use their reasonable best efforts to resolve such objections, if any, as any governmental or regulatory authorities with jurisdiction over the enforcement of any Antitrust Laws may assert under any such Antitrust Laws with respect to the transactions contemplated by this Agreement. The parties shall consult with each other when dealing with such authorities and before submitting any application or other written communication to any such authority.

          19. Merger. Except as otherwise expressly provided to the contrary in this Agreement, no representations, warranties, covenants or other obligations of Sellers set forth in this Agreement shall survive the Closing, and no action based thereon shall be commenced after the Closing. The delivery and acceptance of the Deeds at the Closing, without the simultaneous execution and delivery of a specific agreement which by its terms shall survive the Closing, shall be deemed to constitute full compliance by the parties with all of the terms, conditions and covenants of this Agreement on their part to be performed except for those terms, conditions and covenants which this Agreement expressly provides will be performed after the Closing.

          20. Conditions to Closing.

          (a) Conditions to Purchaser's Obligation to Close. Purchaser's obligation to close hereunder shall be subject to the following conditions:

             (i) Sellers shall have performed, satisfied and complied with, or tendered performance of, in all material respects, all of the terms, conditions and covenants required by this Agreement to be performed or complied with by Sellers on or before the Closing Date and FUR, the seller under the Long Street Contract, shall have performed, satisfied and complied with, or tendered performance of, in all material respects, all of the covenants, agreements and conditions required by the Long Street Contract. For purposes of this Agreement, the Long Street Contract shall mean that certain Contract of Sale between FUR, as seller, and Purchaser, as purchaser, dated as of the date hereof, respecting the purchase of that certain property known as Long

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

        Street Garage, located in Columbus, Ohio. Except if the Long Street Contract is terminated pursuant to the terms thereof, Purchaser shall have no obligation to close hereunder unless FUR, as seller under the Long Street Contract, shall simultaneously close herewith. Notwithstanding anything to the contrary in the foregoing sentence or any other provision of this Agreement, if for any reason FUR is unable to convey to Purchaser its right, title and interest in and to the Club Associates Loan Documents in accordance with the terms of this Agreement, then the Club Associates Loan Documents shall no longer be deemed to be a Sale Asset; however Purchaser shall nevertheless be obligated to close hereunder on the acquisition of the other Sale Assets, in which case the Purchase Price and the Cash Balance due at the Closing shall be reduced by the outstanding principal balance of the Club Associates Note as of the Closing Date.

             (ii) All representations and warranties of Sellers in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date.

             (iii) Any and all Antitrust Clearance required in connection with the transactions contemplated by this Agreement shall have been obtained.

             (iv) Seller shall have obtained the Shareholder Ratification pursuant to Section 16(a) hereof and the Board Consent.

             (v) The management of the Properties by Radiant shall be undisturbed through the Closing Date, except as may be permitted under the Asset Management Agreement by reason of Radiant's default thereunder.

             (vi) No party other than Purchaser shall have any conditional or unconditional right and/or option to purchase any Property or have any rights of first refusal for any Property.

          The foregoing conditions under this Subsection 20(a), except for the condition in clauses (iii) and (iv), are for the benefit of Purchaser only, and Purchaser may, in its sole discretion, waive any or all of such conditions and close title under this Agreement without any abatement of, or credit against, the Purchase Price.

          (b) Conditions to Sellers' Obligation to Close. Sellers' obligation to close hereunder shall be subject to the following conditions:

             (i) Purchaser shall have performed, satisfied and complied with, or tendered performance of, in all material respects, all of the terms, conditions and covenants required by this Agreement and the Long Street Contract to be performed or complied with by Purchaser on or before the Closing Date. Seller shall have no obligations to close hereunder unless Purchaser closes simultaneously herewith on the Long Street Contract, unless by its term the Long Street Contract has been terminated.

             (ii) All representations and warranties of Purchaser in this Agreement shall be true and correct in all material respects as of the date of this Agreement, and as of the Closing Date.

             (iii) If a holder of a Mortgage shall permit Purchaser to purchase a Property subject to the lien of such Mortgage, Purchaser and the holder of such Mortgage shall have executed and delivered at the Closing, in recordable form and otherwise in a form satisfactory to Sellers, an instrument pursuant to which such Purchaser shall assume the applicable Seller's liabilities and obligations, as mortgagor, under such Mortgage (each a "Mortgage Assumption Instrument") and an instrument ("Release") pursuant to which the applicable Seller, as mortgagor, all principals and affiliates of such Seller (including, without limitation, FUR), all guarantors and indemnitors under guaranties and indemnities of said Seller's liabilities or obligations under such Mortgage (collectively, the "Seller Parties") shall be fully and completely unconditionally released from all liability and obligations under said Mortgage, guaranties and indemnities. In the event that Purchaser is unable to obtain a Release with respect to a Property, Purchaser shall cause Indemnitor to provide to the Seller of such Property and the other Seller

        Parties (a) a complete and unconditional indemnification, in a form reasonably acceptable to such Seller and the other Seller Parties, against all liability and obligations under said mortgage, guaranties and indemnities which may be asserted against any of the Seller Parties, other than with respect to those obligations of such Seller Parties which shall have accrued prior to the Proration Date and which pursuant to the terms of such Mortgage shall expressly survive the repayment of such Mortgage and (b) if applicable, that certain indemnification referred to in Section 2(c) above.

             (iv) Any and all Antitrust Clearance required in connection with the transactions contemplated by this Agreement shall have been obtained.

             (v) No judgment, injunction, order, decree or action by an federal, state or local government, court, or administrative or regulatory agency of competent authority preventing the sale contemplated hereby shall have become final and unappealable or shall be in effect as of the date as to which time is of the essence with respect to Purchaser's obligation to close pursuant to Section 5(a), it being understood that if this condition shall not be satisfied at Closing, this Agreement shall terminate and be null, void and of no further force and effect and FUR shall reimburse Purchaser for certain of its expenses in accordance with the provisions of Section 16(b) hereof.

     The foregoing conditions under this Subsection 20(b), except for the condition in clause (iv), are for the benefit of Sellers only, and Sellers may, in their sole discretion, waive any or all of such conditions and close title under this Agreement without any increase in the Purchase Price.

          21. Prior to Closing.

          (a) Insurance. Until Closing, Sellers shall maintain all of the insurance policies described on Schedule L-1 in full force and effect or shall obtain replacement policies that shall provide substantially equivalent coverage.

          (b) Operation. Until Closing, each Seller shall operate and maintain its Property substantially in accordance with its current practices with respect to the operation and maintenance of such Property and shall not terminate the Asset Management Agreement expect as a result of Radiant's default, beyond the expiration of all applicable notice and cure periods thereunder. The parties acknowledge that to the extent not inconsistent with (i) the Asset Management Agreement, including, without limitation, the oversight powers of the Board of Trustees of FUR, or (ii) the fiduciary duties and other obligations of the principals of Radiant Partners, LLC to FUR as officers and/or directors of FUR, Radiant Partners, LLC shall exercise its rights and obligations under the Asset Management Agreement
     (x) consistent with the provisions of any asset management agreement to be entered into by Radiant Partners, LLC or its affiliates with the Purchaser (the "Purchaser Management Agreement"); (y) subject to Purchaser's supervision (in particular such supervision as provided for under the Purchaser Management Agreement); and (z) without limiting the generality of the foregoing, by routinely consulting with Purchaser as to its activities under the Asset Management Agreement and reasonably taking the views of Purchaser into account.

          (c) New Contracts. Between the date hereof and the Closing, each Seller will enter into only those Contracts which said Seller reasonably determines are necessary to carry out its obligations under Subsection 21(b) and which shall be cancellable on not more than thirty (30) days' written notice (without penalty, unless said Seller agrees to pay any such termination penalty at Closing).

          (d) New Leases; Lease Extensions. Between the date hereof and the Closing Date, Sellers will not execute any new Leases or amend, terminate (except upon a monetary default by the tenant thereunder excluding any anchor tenant of a shopping center Property for which Purchasers consent shall be required) or accept the surrender of any existing tenancies or approve any subleases without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, provided, however, Purchaser's consent shall be deemed to have been given if Purchaser does not respond to a Seller within five (5) business days after Purchaser's receipt of written notice from such Seller requesting Purchaser's consent to a matter that is the subject of the provisions of this Section 21(d). Between the date hereof and the Closing Date, Sellers will not modify, amend or terminate any of the Ground Leases without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

          (e) Employees. From and after the date hereof through and including the Closing or earlier termination of this Agreement, Sellers shall not hire any Employees without the prior written consent of Purchaser. Each Seller shall notify Purchaser reasonably promptly if Seller hires any Employees.

          (f) Contracts. At the Closing, Purchaser shall assume the Contracts. As used herein, the term "Contracts" shall include any new contracts entered into from and after the date hereof. Sellers shall notify in writing the vendors under those Contract(s) which Purchaser has not agreed to assume as of Closing that, provided that Closing occurs hereunder, the applicable Seller shall terminate such Contracts, effective as of the Closing Date; provided however, if any such non-assumed Contract does not permit Sellers to terminate same prior to Closing, Purchaser shall be required at Closing to assume all obligations thereunder until the effective date of the termination.

          (g) Sellers shall not, between the date hereof and the Closing Date, amend, modify, extend, renew, replace, supplement or consolidate any of the Mortgages without the consent of Purchaser.

          (h) FUR shall not, between the date hereof and the Closing Date, amend, modify or extend the Club Associates Note, the Club Associates Mortgage or the Club Associates Collateral Documents in any manner or accept any prepayment of funds due thereunder.

          (i) Sellers shall not initiate, consent to or approve any action with respect to zoning, or, unless required by law, any other governmental rules or regulations applicable to any part of the Properties.

          (j) Seller(s) maintains real estate environmental liability insurance, as more fully described on Schedule L-2. Notwithstanding the foregoing, Purchaser shall assume responsibility for the amount of any deductible applicable to the environmental liability insurance policies. Purchaser and each Seller agree to cooperate with the other and to perform, execute and deliver, such documents and instruments as may be reasonably necessary in connection with any claim or other matter arising under or relating to any of the environmental insurance policies. The provisions of this Subsection 21(j) shall survive the closing.

     Notwithstanding anything in this Agreement to the contrary, including this
Section 21, if Radiant shall take any action with respect to a Property, whether or not such action shall be permitted pursuant to the terms of the Asset Management Agreement or Radiant shall fail to take an action which Radiant shall be required to take pursuant to the terms of the Asset Management Agreement, in such case, Purchaser shall be deemed to have consented to all actions that Radiant shall have taken or shall have failed to take and in no event shall Sellers be deemed to be in default under this Agreement on account thereof.

          22. Shareholder Lawsuits. To the extent of claims by shareholders of FUR against the Purchaser, to the fullest extent allowed by law FUR hereby indemnifies Purchaser from and against any and all damages, liability, loss, cost and expense (including, without limitation, reasonable attorney's fees and disbursements) incurred in connection with such claims; provided, that the foregoing indemnification shall not extend, directly or indirectly, to Radiant Partners LLC or its principals, except that nothing in this Agreement shall modify any pre-existing obligation of FUR to indemnify Radiant Partners LLC or its principals. To effect the indemnification provided herein, FUR covenants and agrees that it has and shall maintain a net worth of at least $30,000,000 through the later of (A) 30 days after the Closing Date or (B) the resolution, after all appeals, of claims by shareholders of FUR against Purchaser. The provisions of this
     Section 22 shall survive the Closing of title.

          23. Deposit.

          (a) The Deposit shall be deposited with the Escrowee and shall be held in escrow pursuant to the terms of this Agreement. Escrowee shall cause the Deposit to be deposited into an interest bearing account. Escrowee shall pay the Deposit to Sellers at the Closing upon the consummation thereof or otherwise to Sellers or Purchaser in accordance with this Agreement, subject, however, to the provisions of Subsection 2(b) hereof. If either party makes a demand upon Escrowee for delivery of the Deposit, Escrowee shall give notice to the other party of such demand. If a notice of such demand shall have been sent to the other party and a notice of objection to the proposed payment is not received from said other party within seven (7) business days after the giving of notice by Escrowee, Escrowee is hereby authorized to deliver the Deposit to the party who made the demand. If Escrowee receives a notice of objection within said period, then Escrowee shall continue to hold the Deposit and thereafter pay it to the party entitled when Escrowee receives (i) a notice from the objecting party withdrawing the objection, or (ii) a notice signed by both parties directing disposition of the Deposit, or (iii) a judgment or order of a court of competent jurisdiction directing the payment of the Deposit.

          (b) The parties further agree that:

             (i) Except for its gross negligence or willful misconduct, Escrowee shall be protected in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document which is given to Escrowee verifying the truth or accuracy of any such notice, demand, certificate, signature, instrument or other document;

             (ii) Escrowee shall not be bound in any way by any other contract or understanding between the parties hereto, whether or not Escrowee has knowledge thereof or consents thereto unless such consent is given in writing;

             (iii) Escrowee's sole duties and responsibilities shall be to hold and disburse the Deposit in accordance with this Agreement; provided, however, that Escrowee shall have no responsibility for the clearing or collection of the check representing the Deposit;

             (iv) Escrowee shall not be liable for any action taken or omitted by Escrowee in good faith and believed by Escrowee to be authorized or within its rights or powers conferred upon it by this Agreement, except for damage caused by the gross negligence or willful misconduct of Escrowee.

             (v) Upon the disbursement of the Deposit in accordance with this Agreement, Escrowee shall be relieved and released from any liability under this Agreement;

             (vi) Escrowee may resign at any time upon at least ten (10) days prior written notice to the parties hereto. If, prior to the effective date of such resignation, the parties hereto shall all have approved, in writing, a successor escrow agent, then upon the resignation of Escrowee, Escrowee shall deliver the Deposit to such successor escrow agent. From and after such resignation and the delivery of the Deposit to such successor escrow agent, Escrowee shall be fully relieved of all of its duties, responsibilities and obligations under this Agreement, all of which duties, responsibilities and obligations shall be performed by the appointed successor escrow agent. If for any reason the parties hereto shall not approve a successor escrow agent within such period, Escrowee may bring any appropriate action or proceeding for leave to deposit the Deposit with a court of competent jurisdiction, pending the approval of a successor escrow agent, and upon such deposit Escrowee shall be fully relieved of all of its duties, responsibilities and obligations under this Agreement;

             (vii) Seller and Purchaser hereby agree to, jointly and severally, indemnify, defend and hold Escrowee harmless from and against any liabilities, damages, losses, costs or expenses incurred by, or claims or charges made against, Escrowee (including reasonable counsel fees and court costs) by reason of Escrowee's acting or failing to act in connection with any of the matters contemplated by this Agreement or in carrying out the terms of this Agreement, except as a result of Escrowee's gross negligence or willful misconduct;

             (viii) In the event that a dispute shall arise in connection with this Agreement, or as to the rights of any of the parties in and to, or the disposition of, the Deposit, Escrowee shall have the right to (w) hold and retain all or any part of the Deposit until such dispute is settled or finally determined by litigation, arbitration or otherwise, or (x) deposit the Deposit in an appropriate court of law, following which Escrowee shall thereby and thereafter be relieved and released from any liability or obligation under this Agreement, or (y) institute an action in interpleader or other similar action permitted by shareholders in the State of New York, or (z) interplead any of the parties in any action or proceeding which may be brought to determine the rights of the parties to all or any part of the Deposit; and

             (ix) Escrowee shall not have any liability or obligation for loss of all or any portion of the Deposit by reason of the insolvency or failure of the institution or depository with whom the escrow account is maintained.

          24. Exclusivity; Shareholder Approval and Press Releases

          (a) From and after the date hereof, no authorized officer, trustee, manager or director of FUR shall, directly or indirectly, solicit or initiate any discussions with any person or entity other than Purchaser or Purchaser's agents with a view toward the sale of all or any portion (other than the Pecanland Mall Adjacent Land (and the Property pertaining thereto) and the Huntington Garage) of the Sale Assets by Sellers. Notwithstanding the foregoing, FUR may respond to, pursue (including by providing information relating to Sellers and the Sale Assets which is non-public, confidential and/or proprietary in nature ("Evaluation Material") subject to a customary confidentiality agreement) and negotiate a bona fide proposal (an "Alternative Proposal") by any person or entity other than Purchaser, which is neither solicited nor initiated by an authorized officer, trustee, manager or director of FUR, to purchase, directly or indirectly (including, without limitation, by way of a merger, combination, consolidation, share exchange, tender offer or similar business combination transaction), any or all of the Sale Assets if the Board of Trustees of FUR or a committee thereof has determined that (i) such Alternative Proposal may be more favorable to the shareholders of FUR than the sale contemplated hereby, taking into account price, timing, closing conditions, the likelihood of completion and any other factors deemed relevant by the Board of Trustees of FUR or such committee, and (ii) the person or entity making the Alternative Proposal is reasonably likely to have the financial resources to consummate the transactions contemplated by such Alternative Proposal. FUR shall notify Purchaser if it responds to, pursues or negotiates an Alternative Proposal, shall provide Purchaser with a copy of any such written Alternative Proposal and shall keep Purchaser reasonably informed of the status of any such negotiations.

          (b) FUR shall use its reasonable best efforts to (i) prepare and file and clear with the Securities and Exchange Commission the proxy statement and any amendments or supplements thereto required to obtain the approval of the shareholders of FUR to the sale contemplated hereby and any amendments to the organizational or governing documents of FUR necessary to consummate the sale contemplated hereby as promptly as practicable and, in any event, before the date that would allow sufficient time to declare a record date, mail proxy statements, solicit proxies and conduct a meeting of FUR's shareholders in accordance with all applicable laws, rules and regulations and FUR's organizational and governing documents by no later than the Shareholder Approval Deadline, and (ii) duly call, give notice of, convene and hold such meeting on or before the Shareholder Approval Deadline.

          (c) FUR and Purchaser shall consult with each other before issuing any press release or otherwise making any public statements with respect to the sale contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required or advisable under applicable law, rules or regulations (including, without limitation, the rules and regulations of the New York Stock Exchange).

          25. PMM Financing. (a) Notwithstanding anything in this Agreement to the contrary (but subject to Section 25(b) hereof), in the event that the consent to the assumption by, and assignment to, Purchaser of a Mortgage is not obtained from the holder of such Mortgage (each such Mortgage being an "Unassumable Mortgage"), Purchaser and Seller shall remain obligated to close hereunder subject to the terms of this Agreement, provided however:

             (i) Sellers and/or its affiliates shall provide mortgage financing to Purchaser ("PMM Financing") in an aggregate amount equal to the lesser of (1) the aggregate outstanding principal balance of the Unassumable Mortgages as of the Proration Date and (2) the amount of Thirty Million Dollars ($30,000,000) less any PMM Financing that Sellers shall provide in accordance with the provisions of Section 9 hereof;

             (ii) as to any Property that is encumbered by an Unassumable Mortgage, the amount of the PMM Financing to be provided shall be in an amount requested by Purchaser, provided, however, as to any Property, the amount of the PMM Financing to be provided may not, without Sellers consent, be greater than the amount set forth on Schedule M with respect to the applicable Property.

             (iii) the PMM Financing shall have a term of 120 days, which term may be extended by Purchaser for an additional 60 days;

             (iv) the PMM Financing shall be payable as interest only on the principal balance of such PMM Financing, calculated at the interest rate of 11% per annum for the first 120 days of the term and 15% per annum for the additional 60 days of the term;

             (v) in the event of a default under the PMM Financing, the interest rate under such PMM Financing shall be payable at the lesser of: (a) 500 basis points in excess of the then prevailing interest rate or (b) the maximum interest rate permitted by law; and

             (vi) the PMM Financing shall be secured by, among other things, a first mortgage lien on the Property, which was subject to the Unassumable Mortgage(s), including, but not limited to, all buildings and furniture, fixtures and equipment located thereon. The PMM Financing shall be upon terms and conditions reasonably acceptable to Sellers.

          (b) Notwithstanding the foregoing, if the holder of the Mortgage encumbering the Pecanland Mall shall not consent to Purchaser's assumption of the Mortgage encumbering the Pecanland Mall, in no event shall Sellers have any obligation to provide any PMM Financing to Purchaser with respect to the Pecanland Mall and in such case, Purchaser and Seller shall remain obligated to close hereunder subject to the terms of this Agreement.

          26. Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been given (a) when hand delivered, or (b) if sent same day or overnight recognized commercial courier service, when received, or (c) three (3) business days after being mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice:

                            To each Seller:

                            c/o Fried, Frank, Harris, Shriver & Jacobson
                            One New York Plaza
                            New York, N.Y. 10004-1980
                            Attention: Steven G. Scheinfeld, Esq.

                            with a copy to:

                            Stroock & Stroock & Lavan LLP
                            180 Maiden Lane
                            New York, New York 10038-4982
                            Attention: Peter A. Miller, Esq.

                            To Purchaser:

                            c/o Radiant Partners LLC
                            551 Fifth Avenue, Suite 1416
                            New York, New York 10176

                            with a copy to:

                            Goldberg Weprin & Ustin LLP
                            1501 Broadway
                            New York, New York 10036
                            Attention: Andrew W. Albstein, Esq.

                            To Escrowee:

                            Stroock & Stroock & Lavan LLP
                            180 Maiden Lane
                            New York, New York 10038-4982
                            Attention: Peter A. Miller, Esq.

     provided, that any notice of change of address shall be effective only upon receipt.

          27. Amendments. This Agreement may not be modified or terminated orally or in any manner other than by an agreement in writing signed by all the parties hereto or their respective successors in interest.

          28. Governing Law; Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (except to such matters of real estate law that must be governed by the law of the State in which a particular Property is located), without giving effect to principles of conflicts of law.

          29. No Offer. This document is not an offer by Sellers, and under no circumstances shall this Agreement have any binding effect upon Purchaser or Sellers unless and until Purchaser and Sellers shall each have executed this Agreement and delivered to each other executed counterparts of this Agreement.

          30. Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable as against any person or under certain circumstances, the remainder of this Agreement and the applicability of such provision to other persons or circumstances shall not be affected thereby. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          31. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute but one and the same instrument.

          32. No Third Party Beneficiaries. The warranties, representations, agreements and undertakings contained herein shall not be deemed to have been made for the benefit of any person or entity other than the parties hereto.

          33. Memorandum of Contract. Purchaser covenants and agrees that in no event will Purchaser record or cause to be recorded this Agreement or any memorandum hereof and that Purchaser's breach of this provision shall represent a default of the nature governed by Subsection 15(a) hereof and Sellers shall have all of the rights and remedies provided under Subsection 15(a) including, without limitation, the option of terminating this Agreement and retaining the Deposit as liquidated damages.

          34. Waiver. No failure or delay of either party in the exercise of any right given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified herein for exercise of such right, or satisfaction of such condition, has expired) shall constitute a waiver of any other or further right nor shall any single or partial exercise of any right preclude other or further exercise thereof or any other right. The waiver of any breach hereunder shall not be deemed to be a waiver of any other or any subsequent breach hereof.

          35. Assignment. Purchaser shall not have the right to assign its rights or obligations under this Agreement without the prior written consent of Sellers, except that Purchaser may assign such rights and obligations to one or more entities with a net worth of at least $40,000,000 and with respect to which Radiant and/or its principals shall have an economic interest and maintains and/or participates in managerial control and direction of the business activities and operations of said entity (each such entity shall hereinafter be called a "Permitted Assignee"). Sellers hereby approve an assignment of Purchaser's rights and obligations under this Agreement to an entity wholly owned by Radiant, Landmark Realty Advisors LLC and a minority equity investor, provided that such assignee shall have a net worth of at least $40,000,000. In the event of any proposed transfer or assignment to a Permitted Assignee, the transfer or assignment shall not be deemed effective unless and until the proposed transferee or assignee executes, acknowledges and delivers to Sellers an instrument of assumption in form and consent reasonably satisfactory to Sellers pursuant to which it assumes and agrees to perform all obligations of Purchaser under this Agreement with respect to the applicable Property, including, but not limited to, all obligations of Purchaser which survive the Closing hereunder, agrees to be bound by all other terms and provisions of this Agreement insofar as they pertain to such Property, confirms that all representations and warranties made by Purchaser in this Agreement are true, accurate and complete as they pertain to such transferee or assignee (subject to any exceptions thereto that are reasonably acceptable to Sellers), and provides the addresses and telecopier numbers to which Notices to such transferee or assignee should be sent. In addition, in the event that Purchaser assigns its rights and obligations under this Agreement, in accordance with the provisions of this
     Section 35, to more than one entity, the Closing for all of the Properties must occur on the same Closing Date. Notwithstanding the above to the contrary, at Closing, Purchaser can direct that each Seller deliver a deed to any entity, with respect to such Property, as Purchaser shall designate, so long as such entity is owned one hundred (100%), directly or indirectly, by Purchaser or a Permitted Assignee.

          36. Interpretation. Words of any gender used in this Agreement shall include any other gender and words in the singular shall include the plural, and vice versa, unless the context requires otherwise. The words "herein," "hereof," "hereunder" and other similar compounds of the words "here" when used in this Agreement shall refer to the entire Agreement and not to any particular provision or section. As used in this Agreement, the term "business day" means every day other than (i) Saturdays and Sundays,
     (ii) all days observed by the Federal or New York State governments as legal holidays, and (iii) all days on which commercial banks in New York State are required by law to be closed.

          37. Construction. This Agreement shall be given a fair and reasonable construction in accordance with the intentions of the parties hereto. Each party hereto acknowledges that it has participated in the drafting of this Agreement, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation hereof. Each party has been represented by independent counsel in connection with this Agreement. For purposes of construction of this Agreement, provisions which are deleted or crossed out shall be treated as if never included herein.

          38. Access to Books and Records. For a period of one (1) year after the Closing, Purchaser shall give Sellers and their representatives access, during normal business hours and upon reasonable prior notice to Purchaser, to such books, accounts, records and Leases relating to the Properties and the other Sale Assets (including the right, at Sellers' expense, to make photostatic copies of same) as are reasonably necessary to enable Sellers to verify any rights or obligations of Sellers or Purchaser under this Agreement which survive the Closing and to enable Sellers to respond to any tax inquiries or audits, or to comply with any other obligations to Governmental Authorities.

          39. Binding Effect. This Agreement is binding upon, and shall inure to the benefit of, the parties and each of their respective successors and permitted assigns, if any.

          40. Waiver of Jury Trial. Each of Purchaser and Sellers hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

          41. Collectibility of Checks. If the Initial Deposit or Additional Deposit is paid by check and said check fails collection in due course, Sellers, at their option, may declare this Agreement null, void and of no force and effect, and may pursue its remedies against Purchaser upon said check, or in any other manner permitted by law, such remedies being cumulative.

          42. Section Headings. The headings of the various sections of this Agreement have been inserted only for the purpose of convenience and are not part of this Agreement and shall not be deemed in any manner to modify, expand, explain or restrict any of the provisions of this Agreement.

          43. Federal I.D. Number/Social Security Number. 55 Public's Federal I.D. Numbers is 34-6513657; North Valley Tech's Federal I.D. Number is 34-6513657; Southwest Centers' Federal I.D. Number is 34-1841344; First Union Madison's Federal I.D. Number is 34-6513657; Printers Alley's Federal I.D. Number is 34-6513657; FUR's Federal I.D. Number is 34-6513657; and
     FUCP's Federal I.D. Number is             . Purchaser's Federal I.D. Number
     is being applied for.

          44. Incorporation by Reference; Inconsistency. The Schedules and Exhibits to this Agreement are incorporated herein by reference and made a part hereof.

          45. Acquisition of Ownership Interest. Sellers and Purchaser agree that it may be more advantageous with respect to a particular Property for Purchaser to acquire a one hundred (100%) percent ownership interest in the applicable Seller entity and/or a constituent member or principal of such entity (or, at Purchaser's election, structure such a purchase whereby Seller shall retain a record ownership interest but not a beneficial interest or economic interest in such entity) in lieu of acquiring fee simple title to the Property. In the event Purchaser shall so elect to acquire such ownership interest in lieu of acquiring fee title with respect to a particular Property and provided that there is no material adverse effect to the applicable Seller, then the parties agree to cooperate with each other and perform, execute and deliver, such documents and instruments as may be reasonable and customary to effect such acquisition.

          46. (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement is made and executed on behalf of FUR, by its officer(s) on behalf of the trustees thereof, and none of the trustees or any additional or successor trustee hereafter appointed, or any beneficiary, officer, employee or agent of FUR shall have any liability in his personal or individual capacity, but instead, all parties shall look solely to the property and assets of FUR for satisfaction of claims of any nature arising or in connection with this Agreement.

          (b) Notwithstanding anything contained in this Agreement to the contrary, Sellers acknowledge and agree that they have not relied upon any representations, warranties or statements made or information provided by Purchaser, and that Sellers have relied on, inter alia, information provided by Radiant Partners LLC and its principals. In the event of any dispute regarding information received by Sellers from Radiant Partners LLC or its principals, Sellers will not seek to enforce any remedy to which they are entitled against Purchaser, but will look solely to the assets of

     Radiant Partners LLC and its principals, including, but not limited to their respective direct and indirect interests in the Purchaser. Except for Radiant Partners LLC and its principals, neither the Purchaser nor any holder of a legal or beneficial interest in the Purchaser shall have any obligation to Seller arising out of this Agreement except for the contractual obligations of Purchaser set forth in this Agreement.

          47. Entire Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes
     (i) any and all prior agreements between the parties hereto, except with respect to that certain letter agreement, dated April 28, 2000, between FUR and Radiant Partners LLC ("April 28, Letter"), which April 28 Letter shall survive the Closing hereunder, and (ii) that certain letter of intent, dated June 20, 2000, by and among Radiant Partners LLC, as purchaser, and FUR, as seller, respecting such matters. This Agreement may not be modified or amended except by written agreement signed by all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                                SELLERS:

                                55 PUBLIC LLC, a Delaware limited liability company

                                By: 55 PUBLIC REALTY CORP., a Delaware
                                   corporation, Managing Member

                                    By: /s/ WILLIAM A. SCULLY
                                     -------------------------------------------
                                       Name: William A. Scully
                                       Title:  Authorized Signatory

                                NORTH VALLEY TECH LLC, a Delaware limited liability company

                                By: NVT Corp., a Delaware corporation, its
                                   Managing Member

                                    By: /s/ WILLIAM A. SCULLY
                                     -------------------------------------------
                                       Name: William A. Scully
                                       Title:  Authorized Signatory

                                SOUTHWEST SHOPPING CENTERS CO. I, L.L.C.,
                                a Delaware limited liability company
                                By: First Union Southwest L.L.C., a Delaware
                                   limited liability company, its manager

                                    By: First Southwest I, Inc., a Delaware
                                      corporation, its manager

                                         By: /s/ WILLIAM A. SCULLY
                                         ---------------------------------------
                                           Name: William A. Scully
                                           Title:  Authorized Signatory

                                FIRST UNION MADISON L.L.C., an Illinois limited liability company

                                By: First Union Real Estate Equity and Mortgage
                                   Investments, and Ohio business trust, its
                                   member

                                    By: /s/ WILLIAM A. SCULLY
                                     -------------------------------------------
                                       Name: William A. Scully
                                       Title:  Authorized Signatory

                                PRINTER'S ALLEY GARAGE, LLC, a Delaware
                                limited liability company

                                By: First Union Real Estate Equity and Mortgage
                                    Investments, an Ohio business trust, its
                                   managing member

                                    By: /s/ WILLIAM A. SCULLY
                                     -------------------------------------------
                                       Name: William A. Scully
                                       Title:  Authorized Signatory

                                FIRST UNION REAL ESTATE EQUITY AND
                                MORTGAGE INVESTMENTS, an Ohio business trust

                                By: /s/ WILLIAM A. SCULLY
                                   ---------------------------------------------
                                     Name: William A. Scully
                                     Title:  Authorized Signatory

                                FIRST UNION COMMERCIAL PROPERTIES
                                EXPANSION COMPANY

                                By: /s/ WILLIAM A. SCULLY
                                   ---------------------------------------------
                                     Name: William A. Scully
                                     Title:  Authorized Signatory

                                PURCHASER:

                                RADIANT INVESTORS LLC, a Delaware limited liability company

                                By: /s/ DANIEL P. FRIEDMAN
                                   ---------------------------------------------
                                     Name: Daniel P. Friedman
                                     Title:  Managing Member

Receipt of Deposit is hereby acknowledged, subject to collection

STROOCK & STROOCK & LAVAN LLP

By: /s/ PETER A. MILLER
    --------------------------------------------------------
      Name: Peter A. Miller, Partner

                                   APPENDIX B

                                CONTRACT OF SALE

     AGREEMENT (this "Agreement") made as of this 15th day of September, 2000, between First Union Real Estate Equity and Mortgage Investments, an Ohio unincorporated association in the form of a business trust, having an address at 551 Fifth Avenue, Suite 1416, New York, New York 10176 ("Seller" and sometimes referred to herein as "FUR") and Radiant Investors LLC, a Delaware limited liability company, having an address at c/o Radiant Partners LLC, 551 Fifth Avenue, Suite 1416, New York, New York 10176 ("Purchaser").

                             W I T N E S S E T H :

     WHEREAS, Seller is the owner of Long Street Garage, Columbus, Ohio ("Long Street Garage"), as more particularly described in Schedule A annexed hereto and made a part hereto, and

     WHEREAS, the land demised and described in Schedule A is referred to as the "Land"; and

     WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all of Seller's right, title and interest in and to the Property (as hereinafter defined)

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

          1. Sale-Purchase. (a) Seller agrees to sell, assign and convey to Purchaser, and Purchaser agrees to purchase from Seller, subject to the terms and conditions of this Agreement, fee simple title in and to the Long Street Garage together with the buildings and improvements located on the Land (the "Building"; and the Building and the Land are hereinafter collectively referred to as the "Premises"), and all of Seller's right, title and interest, if any, in, to and under (A) all easements, rights of way, privileges, tenements, hereditaments, appurtenances, strips, gores and other rights pertaining to the Premises (including, without limitation, the easements, access rights and other rights provided in reciprocal access and easement agreements and operating agreements affecting the Premises) (collectively, the "Appurtenances"); (B) any land in the bed of any street, road, avenue, alley, passage, common areas and other rights-of-way, open or proposed, public or private, in front of or adjoining the Premises or any portion thereof, and any award to be made in lieu thereof and in and to any unpaid award for damage to said Premises by reason of change of grade of any street occurring after the Proration Date (as hereinafter defined) (collectively, the "Adjoining Land"); (C) the fixtures, equipment, machinery, furniture, furnishings, maintenance vehicles and equipment, tools, appliances, supplies and other items of personal property of every kind and description (and replacements and substitutions thereof), now owned or hereafter acquired by Seller and contained in or on, or used in connection with, the ownership, maintenance, use, occupancy and operation of the Premises (collectively, the "Personalty"); (D) all leases, subleases, lettings, licenses and other occupancy agreements and agreements governing the use of garage or parking lot spaces, and all amendments, modifications, supplements, additions, extensions and renewals thereof as permitted hereunder, and, except as expressly provided herein, security and other deposits thereunder affecting the Premises (collectively, "Leases");
     (E) subject to the provisions of Section 21 hereof, all service agreements, maintenance agreements, supply agreements, union agreements and any other contracts and agreements affecting the Premises and all income therefrom (collectively, "Contracts"); (F) any assignable licenses, permits, approvals and certificates required or used in or relating to the ownership, use, maintenance, occupancy or operation of any part of the Premises (the "Licenses"); and (G) all existing surveys, blueprints, drawings, plans and specifications (including, without limitation, structural, HVAC, mechanical and plumbing plans and specifications) and other documentation for or with respect to the Premises or any part thereof, all construction contracts and subcontracts; all warranties or guaranties given in connec-tion with work performed at or on the Premises; all available tenant lists and data, all available lists of parkers and data, correspondence with past, present and prospective tenants, parkers, vendors, suppliers, utility companies and other third parties, booklets, manuals and promotional and advertising materials concerning the Premises or any part thereof, all trade names and trade marks pertaining to the Premises, and such other existing books, records and documents (including, without limitation, those relating to ad valorem taxes and leases) used in connection with the operation of the Premises or any part thereof (collectively, the "Intangible Property"). The Land, the Building, the Appurtenances, the Adjoining Land, the Personalty, the Leases, the Contracts, the Licenses, and the Intangible Property are hereinafter collectively referred to as the "Property" or the "Sale Assets".

          2. Purchase Price. (a) Purchaser shall pay to Seller for the Sale Assets the sum of FIVE MILLION TWO HUNDRED THOUSAND ($5,200,000) DOLLARS (the "Purchase Price"), subject to apportionments to be made as provided in this Agreement. Purchaser shall pay the Purchase Price as follows:

                (i) Within one (1) business day after Purchaser has received a fully executed counterpart of this Agreement, THREE HUNDRED FIFTY THOUSAND ($350,000) DOLLARS by Purchaser, at its election, delivering its check to Stroock & Stroock & Lavan LLP (the "Escrowee"), payable to the order of "Stroock & Stroock & Lavan LLP, as Escrowee", subject to collection, or by wire transfer to the Escrowee of immediately available Federal funds in New York City (the "Deposit"), provided, however, if the Deposit is not received by Escrowee within one (1) business day after Purchaser has received a fully executed counterpart of this Agreement, Sellers, at their option, may declare this Agreement, null, void and of no force and effect, and may pursue its remedies against Purchaser upon said Deposit, or in any other manner permitted by law, such remedies being cumulative;

                (ii) FOUR MILLION EIGHT HUNDRED FIFTY THOUSAND ($4,850,000) DOLLARS (the "Cash Balance"), as adjusted by the apportionments to be made as provided for in this Agreement, payable at the Closing by wire transfer to Seller, or such persons or entities as Seller may designate, of immediately available Federal funds in New York City. Seller shall provide wiring instructions to Purchaser at least forty-eight (48) hours prior to Closing

          (b) Notwithstanding any provisions in this Agreement to the contrary, it shall not be a condition to the Closing hereunder that the Mortgage be assumed by and assigned to the Purchaser; it being expressly understood that Seller shall pay off such Mortgage contemporaneously with the Closing hereunder.

          (c) As additional consideration for the conveyance of the Sale Assets to Purchaser, Purchaser shall assume as of the Closing all liabilities arising out of (i) except as set forth in Section (2)(c)(ii) below, the ownership, operation and use of the Sale Assets from and after the Proration Date as though Purchaser acquired title to the Sale Assets at 11:59 p.m. on said date, (ii) Capital Expenditures(as herein defined) for the Properties committed to by Seller and/or any of its respective agents and/or authorized representatives after May 9, 2000, (which shall include, without limitation, those expenditures set forth on Schedule C annexed hereto), and (iii) subject to the provisions of Section 21(i), all environmental liabilities which shall arise from and after the Proration Date, (collectively, "Assumed Liabilities"), and shall indemnify Seller from and against any and all losses, liabilities, costs, damages, claims and expenses (including reasonable attorneys' fees and expenses) which Seller may incur by reason of, or arising out of, or resulting from any or all Assumed Liabilities; provided, however, Assumed Liabilities shall not include any and all accrued and/or unpaid Purchaser Expenses (as such term is defined in Section 6B(b) hereof), which accrued and unpaid Purchaser Expenses shall remain the obligation of Seller to satisfy. For purposes of this Agreement, the term "Capital Expenditures" shall mean those expenses set forth on Schedule C and to the extent not otherwise set forth on Schedule C (1) expenses which in accordance with generally accepted accounting principles cannot be expensed within the year in which such cost shall be incurred, (2) tenant improvement costs that Seller shall be required to pay for pursuant to a Lease and (3) brokerage commissions that Seller shall be required to pay with respect to a Lease; provided, however, that for purposes of this Agreement, Seller shall have no obligation to pay for any tenant improvement costs or brokerage commissions that shall be payable by a Seller on account of a Lease or a renewal, extension, expansion or modification of a Lease that was entered into or exercised after May 9, 2000. The obligation of Purchaser under this
     Section 2(c) shall survive the Closing. Seller and Purchaser shall, from time to time, update Schedule C to reflect new information as it is available, and appropriate monetary adjustments shall be made as needed.

          (d) The party hereunder that shall be entitled to receive the Deposit shall receive all interest that shall have accrued thereon, and no interest on the Deposit that shall be delivered to Seller shall be deemed to be credited against the Purchase Price.

          (e) The Deposit, together with all interest thereon, shall be held by Escrowee in accordance with Section 23 hereof.

          3. Permitted Encumbrances. Subject to the terms and provisions of this Agreement, title to the Property shall be sold, assigned and conveyed by Seller to Purchaser, and Purchaser shall accept same, subject only to the following matters as they pertain to the applicable Property (collectively, the "Permitted Encumbrances"):

          (a) the state of facts shown on the survey described on Schedule D annexed hereto and made a part hereof (the "Survey") and any other state of facts which the Survey brought down to date might disclose or that any other accurate survey might show;

          (b) the applicable Leases;

          (c) all of the title exceptions specifically set forth on Schedule E-2 attached hereto and made a part hereof (other than those items listed on the Title Report set forth in Schedule F-1 hereto that shall be marked with the words "omit");

          (d) right, lack of right, or restricted right of Seller to construct and/or maintain (and the right of any Governmental Authority (as herein defined) to require the removal of) any vault or vaulted area, in or under the streets, sidewalks or other areas abutting the Property and any applicable licensing statute, ordinance and regulation, and the terms of any license pertaining thereto;

          (e) all presently existing and future liens of (i) real estate taxes and (ii) water rates, water meter charges and vault taxes, water frontage charges and sewer taxes, rents and charges provided that the same shall be apportioned as provided in this Agreement;

          (f) all violations of laws, ordinances, codes, orders, restrictions, requirements or regulations of any Governmental Authority applicable to the Property whether or not noted in the records of or issued by, any Governmental Authority, existing on the Closing Date; "Governmental Authority" means any agency, instrumentality, department, commission, court, tribunal or board of any government, whether foreign or domestic and whether national, federal, state, provincial or local;

          (g) such matters as the Title Company (as hereinafter defined) shall be willing, without special premium to Purchaser, with respect to the title insurance policy issued by the Title Company to Purchaser and any lender with respect to the Property on the Closing Date (collectively, the "Title Insurance Policy"), to omit as exceptions to coverage or, with respect to the Title Insurance Policy issued to Purchaser only, except with insurance against collection out of or enforcement against the Property;

          (h) variations between the tax lot lines and the legal description of the Property set forth on Schedule A;

          (i) all present and future laws, ordinances, codes, orders, restrictions, requirements and regulations, including, without limitation, zoning, building and environmental laws, ordinances, codes, restrictions, requirements and regulations, of all Governmental Authorities having or asserting jurisdiction over the Property and the use thereof;

          (j) so long as the Title Company shall omit the same from the Title Insurance Policy, any financing statements, chattel mortgages, conditional bills of sale or other form of security interest against personalty, encumbering personalty not owned by Seller or filed more than five (5) years prior to the Closing Date;

          (k) in addition to those Permitted Encumbrances described in Section 3(d) above, all other utility company rights, easements and franchises to maintain and operate lines, poles, wires, cables, pipes, distribution boxes and other fixtures and facilities in, over, under and upon the Premises;

          (l) in addition to the state of facts described in Subsection (a) of this Section 3, all other projections and/or encroachments of retaining walls, steps, fences or similar projections of objects on, under or above any adjoining streets of the Premises (or any property adjoining the Premises), or within any set-back areas, and encroachments of similar elements projecting from adjoining property over the Premises and variations between the lines of record title and fences, retaining walls, hedges, and the like;

          (m) in addition to those Permitted Encumbrances described in Section 3(d) above, all other covenants, conditions, restrictions, easements, reservations and agreements of record, provided same are not violated by the existing structures or the present uses; and

          (n) subject to Section 4(a), all other liens affecting the Property except for the following (collectively, the "Seller Title Exceptions"):

             (i) liens arising from any of the shareholder lawsuits described in
        Section 22 hereof;

             (ii) liens arising from claims by any broker for a commission, fee or other compensation in connection with this transaction if the same arose by, through or on account of any alleged act of Seller or any of Seller's representatives (other than Radiant Partners LLC ("Radiant"));

             (iii) liens arising from any affirmative action or omission by Seller which (A) pertains to the Property or any other asset which is the subject of the Asset Management Agreement (as hereinafter defined), and (B) was undertaken without the actual knowledge of Radiant;

             (iv) liens arising from any action by a Seller which do not pertain to the Sale Assets;

             (v) liens arising from the use, ownership and management of the Property which Seller, pursuant to Section 4(c), Section 6A(f) and
        Section 6A(l) hereof, shall be responsible to pay for; and

             (vi) any fines, judgments and/or penalties payable in conjunction with any violations noted in the records of any Governmental Authority against the Property prior to the Proration Date.

          4. Title Insurance.

          (a) Purchaser acknowledges that it has previously received the title report set forth on Schedule E-1 (the "Title Report"). Based on Purchaser's review of the Title Report, as of the date hereof, and their acceptance of same, there are no Title Objections (as hereinafter defined) set forth therein which do not constitute Permitted Encumbrances other than as set forth on Schedule E-2 attached hereto. Purchaser shall at its own cost and expense, order an update of the Title Report from First American Title Insurance Company (the "Title Company") and shall instruct the Title Company to furnish a copy of such updated Title Report (the "Commitment") to Seller's attorneys, Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, Attn: Peter A. Miller, Esq., simultaneously with its delivery of same to Purchaser or its attorneys. Notwithstanding anything to the contrary contained herein, if Seller is unable to eliminate any exceptions to title which are not Permitted Encumbrances or which the Title Company refuses to omit from the Commitment ("Title

     Objections") by the Closing Date, Seller may, in accordance with the provisions of Section 5 hereof, adjourn the Closing, from time to time, in order to attempt to eliminate such Title Objections. Seller shall not be required to bring any action or institute any proceeding, or to otherwise incur any costs or expenses in order to attempt to eliminate any Title Objections or to otherwise cause title to the Property to be in accordance with the terms of this Agreement on the Closing Date, except as otherwise set forth in Subsection 4(c) hereof. If, pursuant to the terms of this Agreement, Seller does not elect or is unable to eliminate any such other Title Objections, then, subject to the provisions of Subsections 4(b) and 4(c) hereof, Purchaser may, by notice given to Seller by the date which is the earlier of the Closing Date or thirty (30) days after Seller shall have delivered a notice to Purchaser stating that it will not eliminate such other Title Objections, either (i) elect to accept the Property subject to such other Title Objections, without any abatement of the Purchase Price, or (ii) terminate this Agreement, in which event, Escrowee shall disburse the Deposit hereunder to Purchaser. Upon termination of this Agreement pursuant to the provisions to this Section 4(a) neither party hereto shall have any further obligations hereunder other than those arising under
     Section 10 and 23 hereunder.

          (b) If on the Closing Date there are any liens or encumbrances which Seller is obligated to satisfy under this Agreement or shall otherwise elect to satisfy, Seller may use any part of the Cash Balance portion of the Purchase Price to discharge the same, either by payment or by procuring a bond satisfactory to the Title Company.

          (c) If the Property is subject to a lien which was filed against the Property with the consent of Seller or arising out of an affirmative act of Seller (each a "Consensual Lien") and such Consensual Lien is in a liquidated amount that may be satisfied by the payment of money only, then Seller shall (i) be obligated to discharge the same by payment or bonding and (ii) shall cause the Title Company to omit the same from the Title Policy.

          (d) If the Title Report discloses judgments, bankruptcies or other returns against other persons having names the same as, or similar to, that of Seller, Seller shall, if requested, deliver to the Title Company affidavits showing that such judgments, bankruptcies or other returns are not against Seller in order to induce the Title Company to omit exceptions with respect to such judgments, bankruptcies or other returns or to insure over the same.

          5. Closing Date. (a) Subject to the satisfaction of all of the Conditions to Closing, as set forth in Section 20 hereof, the closing of title (the "Closing") shall take place at 10:00 A.M. on the earlier to occur of (A) the second (2nd) business day after FUR shall notify the Purchaser that it has received the Shareholder Ratification (as hereinafter defined in Section 16 hereof) and (B) December 29, 2000. The Closing shall occur, at the office of the Escrowee, 180 Maiden Lane, New York, New York or at the offices of Purchaser's lender or its attorneys. Except as hereinafter set forth, TIME SHALL BE OF THE ESSENCE, with respect to Purchaser's and Seller's obligation to close hereunder as of December 29, 2000. TIME SHALL BE OF THE ESSENCE, with respect to Purchaser's obligation to close hereunder as of December 29, 2000 or if Seller, in accordance with the terms of this Section 5(a) shall have adjourned the Closing, as of the date that the Closing shall have been adjourned to by Seller. Solely in the event that FUR has not held a shareholder meeting to obtain the Shareholder Ratification, Seller, subject to Section 5(b) below, Seller shall have the right to adjourn the Closing, from time to time, to any date prior to April 30, 2001.

          (b) Intentionally deleted.

          (c) If a lender shall not extend its outside date, TIME SHALL BE OF THE ESSENCE, with respect to Seller's obligation to close hereunder as of December 29, 2000 or, if Purchaser, in accordance with the terms of Section 5(a) shall have adjourned the Closing, as of the date that the closing shall have been adjourned to by Purchaser. If Seller shall fail to close hereunder as of such date as to which TIME SHALL BE OF THE ESSENCE as to Seller's obligation to close hereunder, this Agreement shall terminate and the Deposit shall be disbursed to Purchaser, together with all interest earned thereon.

          (d) If the Purchase Price shall not be received by Sellers by 5:00 p.m. (New York time) on the Closing Date (as defined below), the Closing Date for purposes of this Agreement, shall be deemed to have occurred on the next succeeding business day. If requested by Purchaser, Seller shall endeavor to "pre-close" this transaction on one or more business days preceding the Closing. Upon payment of the balance of the Purchase Price by Purchaser, in the manner provided in Section 2 hereof, Seller and Purchaser shall contemporaneously therewith deliver to each other the documents referred to in Section 14 hereof. The date on which the Closing shall take place is hereinafter referred to as the "Closing Date".

     6. Apportionments.

     A. For purposes of this Agreement, the "Proration Date" shall be May 31, 2000, as of 11:59 p.m. on such date, so that Purchaser shall be treated, for purposes of this Section 6A, as if Purchaser was the owner of the Property and was entitled to any revenues and was responsible for any expenses from and after June 1, 2000 (other than as provided in Subsection 6A(l) hereof). Any apportionments and prorations which are not expressly provided for below shall be made in accordance with the customs of the respective municipalities or counties, as applicable, in which the Property is located. Purchaser and Seller shall prepare a schedule of adjustments for each Premises ("Schedule of Adjustments") prior to the Closing Date. Such adjustments, if and to the extent known as of the Closing, shall be paid at Closing by Purchaser to Seller for whom the prorations for the Property result in a net credit to Seller or by Seller to Purchaser if the prorations for the Property result in a net credit to Purchaser, by increasing or reducing, as the case may be, the amount of the portion of the Cash Balance to be paid by Purchaser at the Closing to Seller. Any such adjustments not capable of being determined as of the Closing shall be paid by Purchaser to Seller, or by Seller to Purchaser, as the case may be, in cash as soon as practicable following the Closing. Any apportionment or proration errors made at the Closing are subject to correction if written notice thereof is given within one hundred eighty (180) days after the Closing. Purchaser and Seller shall each act promptly and reasonably in connection with determining the prorations under this Section 6. This
     Section 6 shall survive the Closing.

          (a) (i) Interest on the Mortgage (as described in Schedule B annexed hereto and made a part hereof) shall be prorated on an accrual basis. All interest payable under the Mortgage accruing and not paid prior to the Proration Date shall be the obligation of Seller, and Purchaser shall be credited with an amount equal to such accrued and unpaid interest. Purchaser shall be responsible for all interest payable under the Mortgage and accruing after the Proration Date;

             (ii) At Closing, Seller shall be entitled to receive all monies in any tax and insurance reserve account that shall be released by the holder of the Mortgage, provided that in the event that the amount any such tax and insurance reserve that is released to Seller shall be greater than the amount of the balance of such tax and insurance reserve account as of the Proration Date, the amount of such excess shall be credited against the Cash Balance due from Purchaser at Closing and if the amount of any such tax and insurance reserve released to Seller shall be less than the amount of the balance of such tax and insurances reserve account as of the Proration Date, the amount of the Cash Balance due from Purchaser at Closing shall be increased by the amount of such difference. Seller and Purchaser shall, from time to time, update Schedule G to reflect new information as it is available.

             (iii) Except as otherwise set forth in Subsection 6A(a)(ii) above and Subsection 6A(a)(iv) below, at Closing, Purchaser shall be entitled to all monies held in any operating reserve account, ground rent reserve account, and any other reserves, escrows or escrow deposits (collectively, the "Other Escrows") made with, or held by, the holder of the Mortgage, as of March 31, 2000. Seller shall be entitled to retain the monies in the Other Escrows which are released to Seller by the holder of the Mortgage and Purchaser shall be entitled to a credit against the Cash Balance due at Closing in the amount of the Other Escrows held by the holder of the Mortgage as of March 31, 2000 and in the event that the amount of the Other Escrows

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        released to Seller in accordance with the terms of the immediately preceding sentence shall be greater than the amount of the Other Escrows as of the Proration Date, the amount of such excess shall also be credited against the Cash Balance due at Closing.

             (iv) At Closing, Purchaser shall be entitled to all monies held in any capital expenditure reserve ("Capital Expenditures Escrow") made with or held by, the holder of the Mortgage, as of March 31, 2000. Seller shall be entitled to retain the monies in the Capital Expenditures Escrow which are released to Seller by the holder of the Mortgage, but, in such case, Purchaser shall be entitled to a credit against the Cash Balance due at Closing in the amount of the Capital Expenditures Escrow as of March 31, 2000 and, in the event that the amount of the Capital Expenditures Escrow released to Seller in accordance with the terms of the immediately preceding sentence shall be greater than the amount of the Capital Expenditures Escrow as of the Proration Date, the amount of such excess shall also be credited against the Cash Balance due at Closing.

          (b) Rentals. "Rental" or "Rentals" as used herein includes fixed monthly rentals, additional rentals, percentage rentals, escalation rentals, retroactive rentals, operating cost pass-throughs, parking charges, utility charges, common area maintenance or management charges, administrative charges, and other sums and charges payable by Tenants (as hereinafter defined) under the Leases (all tenants, licensees, occupants and such other parties occupying space pursuant to a Lease shall herein be referred to individually as a "Tenant" or collectively as the "Tenants"). Subject to the provisions of Subsections 6(c) and 6(d) hereof, Rentals shall be prorated at the Closing. Seller shall be entitled to all Rentals accruing on or prior to the Proration Date and Purchaser shall be entitled to all Rentals accruing after the Proration Date. Purchaser shall not be entitled to any credit or adjustment for any free rent or abated rent accruing after the Proration Date.

          (c) Delinquent Rentals. Fixed monthly rentals are delinquent when payment thereof is due on or prior to the Proration Date but has not been made by the Proration Date (any such fixed monthly rentals that shall not be paid prior to the Proration Date being "Delinquent Rentals"). Delinquent Rentals shall be prorated between Purchaser and Seller as of the Proration Date but shall not be paid or credited until they are actually collected by Purchaser or Seller, as the case may be. Any fixed monthly rentals collected by Purchaser or Seller, as the case may be, after the Proration Date less any costs of collection (including reasonable attorneys fees) reasonably allocable thereto shall be applied first to Delinquent Rentals, if any, and paid to Seller promptly upon receipt thereof in the amount of such Delinquent Rentals, then to fixed monthly rentals that shall accrue after the Proration Date and paid to Purchaser (but only at or after the Closing). Notwithstanding the foregoing, if a Tenant shall be disputing the amount of the Delinquent Rentals that such Tenant shall owe to Seller, in such case, prior to the resolution of such dispute, Seller, to the extent of such disputed Delinquent Rentals, shall not be entitled to receive payment of such Delinquent Rentals. Following the resolution of any dispute with a Tenant regarding the amount of Delinquent Rentals that such Tenant shall owe to the applicable Tenant, Purchaser shall pay to Seller, an amount equal to the lesser of (i) the amount of Delinquent Rentals that it is ultimately determined that such Tenant shall owe to Seller and (ii) the amount of payments of fixed monthly rentals that Purchaser shall have received pursuant to this Section 6(c). Seller shall have the right to settle and/or compromise any dispute with a Tenant regarding any disputed Delinquent Rentals and in no event shall Purchaser have the right to settle and/or compromise any such dispute. Purchaser shall use reasonable efforts to collect Delinquent Rentals but shall have no obligation to commence a legal proceeding to collect such sums. Seller retains the right after the Closing to bring an action for damages against tenants for the recovery of Delinquent Rentals, provided, however, in no event shall any such action involve the termination of such tenant's Lease or the eviction of such tenant. The parties confirm that all amounts due and payable in respect of Leases which have expired or otherwise terminated prior to the Proration Date shall be the sole property of the applicable Seller and, notwithstanding anything to the contrary contained herein, Seller may take such actions as it desires to collect such amounts. Notwithstanding the provisions of this Subsection 6(c) to the

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     contrary, any amount collected by Seller applicable to the period of time prior to the Proration Date in connection with any such action shall be retained by Seller. Seller and Purchaser shall from time to time for a period of one (1) year following the Closing, and upon request of the other party, provide the requesting party with reasonably detailed information regarding the status of such party's collection of Delinquent Rentals.

          (d) Operating Cost Pass-Throughs, Etc. Operating cost pass-throughs, utility charges, common area maintenance charges, administrative charges, percentage rentals, additional rentals and other retroactive rental escalations, sums or charges payable by Tenants which accrue as of the Proration Date but are not then due and payable or collected ("Pass-Throughs"), shall be prorated as of the Proration Date; provided, however, no payment or credit thereof shall be made to Seller unless and until Purchaser and/or Seller collects same from the Tenants. All such amounts payable by Tenants for the period accruing prior to the Proration Date shall belong to the applicable Seller and all such amounts payable by Tenants for the period accruing after the Proration Date shall belong to Purchaser. Any Pass-Throughs collected by Purchaser or Seller, as the case may be, after the Proration Date (less any costs of collection, including reasonable attorneys fees reasonably allocable thereto) shall be applied
     (i) first, if a Tenant making a payment shall designate the receivable against which such payment shall be applied, in accordance with such Tenant's written direction, and (ii) second, against such fiscal or calendar period for which the Pass-Throughs pertain and in which the Proration Date shall occur, it being agreed that the Pass-Throughs shall be allocated between Seller and Purchaser based upon the portion of such fiscal or calendar period that shall occur prior to the Proration Date and the portion of such fiscal or calendar period that shall occur after the Proration Date, (iii) third, to Pass-Throughs for the period that occurs after the period described in clause (ii) above and (iv) fourth, to the period that occurs prior to the period described in clause (ii) above.

          (e) Taxes. Real estate taxes (including business improvement district charges) on the Property (excluding taxes paid directly to the taxing authority by Tenants or parties to a reciprocal easement agreement) shall be prorated based on the actual current tax bill. If such tax bill has not yet been received by the Closing Date, then Purchaser and Seller shall estimate the real estate taxes based upon Purchaser's and Seller's good faith estimate of the change in the amount of the previous year's tax bill and Purchaser and Seller shall after the Closing re-prorate the real estate taxes as soon as the actual current tax bill is available. All amounts payable for real estate taxes accruing through the Proration Date shall be the obligation of Seller and all amounts payable for real estate taxes accruing after the Proration Date shall be the obligation of Purchaser. If, after the Closing Date, any additional or supplemental real estate taxes are assessed against a Property by reason of back assessments, corrections to previous tax bills or other events occurring prior to the Proration Date, Purchaser and Seller shall re-prorate the real estate taxes following the Closing. Any delinquent taxes on a Property shall be paid at the Closing from funds accruing to the applicable Seller.

          (f) Operating Expenses. All utility service charges and fees for sewer, water, electricity, heat and air conditioning service, other utilities, fuel oil, elevator maintenance, taxes other than real estate taxes such as rental taxes, reciprocal easement agreement charges and fees, management fees, insurance, other ordinary and customary expenses incurred by a Seller in operating the Property that Seller reasonably and customarily pays, and all other costs incurred in the ordinary course of business of Seller in connection with the operation of the Property, shall be prorated on an accrual basis. Seller shall be responsible for all such expenses that accrue through the Proration Date and Purchaser shall be responsible for all such expenses which are payable or accrue after the Proration Date. Seller shall be credited with an amount equal to any prepaid expenses which relate to the period after the Proration Date and Purchaser shall be credited with an amount equal to any unpaid expenses which relate to the period prior to the Proration Date, but only if such expenses shall have been paid by Seller after the Proration Date and prior to the Closing Date. Operating expenses that have been paid directly by a tenant shall not be prorated.

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          (g) Tenant Deposits. Purchaser shall be credited with and Seller shall be debited with the sum of any Tenant security deposits (and any interest due to Tenants thereon) held by Seller pursuant to the terms of the respective Leases; provided, however, Seller shall be entitled to retain any administrative fees allowed by law that shall have accrued on such Tenant security deposits as of the Proration Date.

          (h) Intentionally deleted.

          (i) License and Permit Fees. Periodically recurring governmental fees for transferable Licenses issued in respect of the Premises for the use of any part thereof, if assignable and to the extent assigned, shall be prorated between Purchaser and Seller as of the Proration Date on an accrual basis. Seller shall be responsible for all amounts due thereunder which accrue through the Proration Date and Purchaser shall be responsible for all amounts which accrue after the Proration Date.

          (j) Capital Expenditures. If (i) Seller, prior to the Proration Date, shall have paid for any Capital Expenditures that shall have been committed to after May 9, 2000, Seller shall be entitled to a credit in the aggregate amount of such payments, (ii) Seller at any time after the Proration Date, shall have paid for any Capital Expenditures that shall have been committed to by Seller prior to May 9, 2000, Purchaser shall be entitled to a credit at Closing in the aggregate amount of such payments, (iii) any Capital Expenditures for the Property committed to by Seller and/or any of its respective agents and/or authorized representatives prior to May 9, 2000 shall not have been performed by Seller prior to the Closing Date, Purchaser shall be entitled to a credit at Closing in the amount of the value of such Capital Expenditures that shall not have been performed and
     (iv) if any Capital Expenditures of the nature described in clauses (2) and
     (3) of the definition of Capital Expenditures which were committed to prior to May 9, 2000 shall remain unpaid as of the Proration Date, Purchaser shall be entitled to a credit in an amount equal to the aggregate amount of such unpaid Capital Expenditures but only if such unpaid Capital Expenditures shall have been paid for by Seller after the Proration Date and prior to the Closing Date.

          (k) Other. Any other customary adjustments made in connection with the sale of properties similar in type to the Property shall be prorated between Purchaser and Seller as of the Proration Date.

          B. (a) Supplementing the provisions of Section 6A above, as to the Property, if the aggregate amount of Purchaser Revenue (as hereinafter defined) that Seller shall receive after the Proration Date shall be greater than the amount of Purchaser Expenses (as hereinafter defined) that Seller shall have incurred and/or paid for after the Proration Date, the Purchase Price for the Property shall be decreased by the amount of such excess. In the alternative, as to the Property, if the aggregate amount of the Purchaser Revenue that Seller shall receive after the Proration Date shall be less than the amount of Purchaser Expenses that Seller shall have incurred and/or paid for after the Proration Date, the Purchase Price for the Property shall be increased by the amount such Purchaser Expenses exceed Purchaser Revenue.

          (b) For purposes of this Agreement, the term "Purchaser Revenue" shall mean all revenues that Seller shall receive from the operation of the Property after the Proration Date which Purchaser, pursuant to the provisions of Section 6A above, shall be entitled to receive and the term "Purchaser Expenses" shall mean all expenses arising from the use, operation and management of a Property, including Capital Expenditures, which Seller shall have incurred (whether or not payment shall have been made) from and after the Proration Date (or in the case of Capital Expenditures, including, without limitation, tenant improvement expenses from and after May 9, 2000).

          7. Assessments. If, on the Proration Date, the Premises or any part thereof shall be or shall have been affected by an assessment or assessments which are or may become payable in annual installments, and the first installment is then a charge or lien or has been paid, then for the

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     purposes of this Agreement all the unpaid installments shall be deemed to be due and payable and to be a lien upon the Premises and shall be paid and discharged by Seller as of the Closing Date.

     8. Condition of the Sale Assets.

          (a) Seller will permit Purchaser, for itself or on behalf of, or in conjunction with its prospective lenders or equity investors and each of their respective agents and representatives, the right to inspect the Building and review the books, records and Property files of Seller and to conduct or cause to be conducted such tests, evaluations and assessments of the Property as may be necessary, appropriate or desirable in connection with the acquisition of the Property, provided, however, that all such inspections, tests, evaluations and assessments (collectively, "Inspection Activities") shall hereafter be subject to the following conditions:

             (i) No Inspection Activity which involves boring, digging, drilling or other physical intrusion of the Property shall be conducted without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed.

             (ii) Purchaser shall promptly restore the Property, at Purchaser's sole cost and expense, to the state and condition it was in prior to being disturbed or damaged by any Inspection Activity.

             (iii) Any Inspection Activity conducted with respect to the Building shall not be unreasonably intrusive and shall not have any adverse effect on the structural integrity of the Building.

             (iv) No Inspection Activity shall be conducted inside the space demised to any Tenant or otherwise in any manner that would interfere with the business or operations conducted by any Tenant.

             (v) Purchaser shall indemnify and hold harmless Seller and its members, trustees, directors, officers, employees and agents from and against any and all liability, claims, losses, damages, injuries to persons or to property and expenses (including, without limitation, reasonable legal fees and disbursements) suffered by Seller or its members, trustees, directors, offices, employees or agents by reason of or resulting from the Inspection Activities.

             (vi) All Inspection Activities shall be conducted in compliance with all applicable federal, state and local laws, rules, regulations, ordinances, orders and permits.

             (vii) With respect to any inspections that Purchaser shall perform after the date hereof, Purchaser and/or its contractors shall procure the following insurance coverage to cover the risks associated with the Inspection Activities, in the minimum amounts set forth below:

                (A) Workers Compensation Insurance in accordance with statutory requirements and Employer's Liability Insurance with a minimum limit of $500,000 each accident;

                (B) Commercial General Liability Insurance (occurrence form), including premises, contractual liability, products/completed operations, independent contractors and broad form property damage coverage with the following limits of liability: Bodily Injury -- $1,000,000 each occurrence; Property Damage -- $1,000,000 each occurrence or $2,000,000 combined single limit;

                (C) Comprehensive Automobile Liability Insurance, including coverage for all owned, non-owned and hired automobiles used in the performance of the work with the following minimum limits of liability: Bodily Injury -- $1,000,000 each occurrence; Property Damage -- $1,000,000 each occurrence or $2,000,000 combined single limit; and

                (D) Environmental/Pollution Liability, including bodily injury and property damage liability associated with the removal and/or disposal of hazardous wastes and/or materials with the following minimum limits of liability: Bodily Injury -- $2,000,000 each occur-

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           rence; Property Damage -- $2,000,000 each occurrence or $4,000,000 combined single limit.

             All insurance shall provide for thirty (30) days written notice prior to cancellation, shall name Seller as an additional insured, and shall provide that all liability coverage is primary and without the right of contribution from insurance carried by Seller. Prior to commencing any Inspection Activity at or on the Property, Purchaser shall submit to Seller a binder of such insurance or certificates thereof with the same force and effect as a binder.

             (viii) Prior to commencing any environmental Inspection Activity at or on the Property after the date hereof, Purchaser shall provide Seller at least five (5) business days advance notice of its intent to have such Inspection Activity performed.

             (ix) Seller shall at all times during the course of any Inspection Activities and after their completion have the right to inspect all Inspection Activities of Purchaser and its contractors and their subcontractors at or on the Property. Seller shall also have the right to inspect and copy all studies, reports, test results, data and other information and material collected or generated in the course of any Inspection Activities.

             (x) Notwithstanding the provisions of Section 8(a)(i) hereof, no environmental Inspection Activity other than a Phase I environmental site assessment shall be performed without the prior written consent of Seller.

             (xi) The rights granted to Purchaser under this Subsection 8(a) are solely for informational purposes, shall in no event be construed to modify the provisions of Subsection 8(b) hereof nor shall any information obtained through such Inspection Activity be a basis for Purchaser not performing its obligations under this Agreement.

          (b) Purchaser agrees to accept the Sale Assets in their "as is", "where is" condition on the date hereof, subject to (i) reasonable use, wear, tear and natural deterioration between the date hereof and the Closing Date, and (ii) the provisions of Section 9 hereof. Purchaser (i) has or will examine, inspect and investigate to the full satisfaction of Purchaser, the physical nature and condition of the Sale Assets, (ii) has or will independently investigate, analyze and appraise the value and profitability of the Sale Assets, and (iii) has reviewed such other documents and materials as Purchaser has deemed advisable. Purchaser acknowledges that, except as specifically set forth in this Agreement, neither Seller, nor any real estate broker, employee, servant, agent, consultant, accountant, attorney or representative of any Seller has made any representations or warranties whatsoever regarding the subject matter of this Agreement or the transactions contemplated hereby, including without limitation, with respect to the physical nature or condition of the Sale Assets, the revenues generated by or expenses associated with the Sale Assets, zoning laws, building codes, laws and regulations, environmental matters, the violation of any laws, ordinances, rules, regulations or orders of any Governmental Authority, water, sewer or other utilities, rents or other income, expenses applicable to the Sale Assets, capital expenditures, leases, existing or future operations of the Sale Assets or any other matter or thing affecting or related to the Sale Assets or the operation thereof. In executing, delivering and/or performing this Agreement, Purchaser has not relied upon and does not rely upon, and Seller shall not be liable or bound in any manner by, express or implied warranties, guaranties, promises, statements, representations or information pertaining to any of the matters set forth above in this
     Section 8 or otherwise made or furnished by Seller or by any real estate broker, employee, servant, agent, consultant, accountant, attorney or any other person representing or purporting to represent Seller to whomever made or given, directly or indirectly, verbally or in writing, unless such warranties, guaranties, promises, statements, representations or information are expressly and specifically set forth in this Agreement.

          (c) Purchaser waives and releases Seller from any present or future claims arising from or relating to the presence or alleged presence of any Hazardous Materials (as hereinafter defined) in, on, under or about the Property, including, without limitation, any claims under (i) any Environ-

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     mental Laws (as hereinafter defined), (ii) any other federal, state or local law, ordinance, rule or regulation, now or hereafter in effect, that deals with or otherwise in any manner relates to, environmental matters of any kind, (iii) this Agreement, or (iv) the common law. The terms and provisions of this Subsection 8(c) shall survive the Closing. "Environmental Laws" mean all federal, state, local and foreign environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder, including, without limitation laws relating to emissions, discharge, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes. As used in this Agreement, the term "Hazardous Materials" includes, without limitation, (i) all substances which are designated pursuant to Section 311(b)(2)(A) of the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. sec.1251 et seq.; (ii) any element, compound, mixture, solution, or substance which is designated pursuant to
     Section 102 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. sec.9601 et seq.; (iii) any hazardous waste having the characteristics which are identified under or listed pursuant to Section 3001 of the Resource Conservation and Recovery Act ("RCRA"), sec.6901 et seq.; (iv) any toxic pollutant listed under Section 307(a) of the FWPCA; (v) any hazardous air pollutant which is listed under
     Section 112 of the Clean Air Act, 42 U.S.C. sec.7401 et seq.; (vi) any imminently hazardous chemical substance or mixture with respect to which action has been taken pursuant to Section 7 of the Toxic Substance Control Act, 15 U.S.C. sec.2601 et seq.; and (vii) petroleum, petroleum products, petroleum by-products, petroleum decomposition by-products, and waste oil;
     (viii) "hazardous materials" within the meaning of the Hazardous Materials Transportation Act, 49 U.S.C. sec.1802 et seq., (ix) any hazardous substance or material identified or regulated by or under any applicable provisions of the laws of the State in which the Property is located; (x) asbestos or any asbestos containing materials; (xi) any radioactive material or substance; (xii) all toxic wastes, hazardous wastes and hazardous substances as defined by, used in, controlled by or subject to all implementing regulations adopted and publications promulgated pursuant to the foregoing statutes; and (xiii) any other hazardous or toxic substance or pollutant identified in or regulated under any other applicable federal, state or local laws.

     9. Casualty and Condemnation.

          (a) If, prior to the Closing, all or any portion of the Property is damaged by fire, the elements or any other casualty or is taken by eminent domain or otherwise, then, notwithstanding anything to the contrary implied or provided by law or in equity, Purchaser shall not have the right to terminate this Agreement and (i) the parties shall proceed to the Closing in accordance with this Agreement, (ii) all proceeds or awards received by Seller, or Seller's rights to such proceeds or awards, from such taking or casualty (after deducting Seller's reasonable cost of collecting the same and any reasonable expenses that Seller shall have incurred in repairing or restoring the Property) shall be assigned by Seller to Purchaser at the Closing, and (iii) the Purchase Price shall be abated to the extent of any deductible.

     10. Brokers.

          (a) Purchaser and Seller represent to each other that they have not dealt with any broker or finder in connection with this transaction.

          (b) Purchaser hereby agrees to indemnify, defend and hold Seller harmless from and against any and all claims, losses, liability, costs and expenses (including reasonable attorneys' fees) resulting from any claim that may be made against such Seller by any broker, or any other person claiming a commission, fee or other compensation by reason of this transaction, if the same shall arise by, through or on account of any alleged act of Purchaser or Purchaser's representatives.

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          (c) Seller hereby agrees to indemnify, defend and hold Purchaser harmless from and against any and all claims, losses, liability, costs and expenses (including reasonable attorneys' fees) resulting from any claim that may be made against Purchaser by any broker, or any other person claiming a commission, fee or other compensation by reason of this transaction, if the same shall arise by, through or on account of any alleged act of Seller or any of Seller's representatives.

          (d) The provisions of this Section 10 shall survive the Closing, or if the Closing does not occur, the termination of this Agreement.

          11. Tax Reduction Proceedings. If Seller has heretofore filed applications for the reduction of the assessed valuation of the Premises and/or instituted certiorari proceedings to review such assessed valuations for any tax years prior to the tax year of Closing, Purchaser acknowledges and agrees that Seller shall have sole control of such proceedings, including the right to withdraw, compromise and/or settle the same or cause the same to be brought on for trial and to take, conduct, withdraw and/or settle appeals, and Purchaser hereby consents to such actions as Seller may take therein. Prior to the Closing, Seller shall not withdraw, compromise or settle any such proceedings for any fiscal period in which the Proration Date occurs or any subsequent fiscal period without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed. Any refund or tax savings for any year or years prior to the tax year in which the Proration Date occurs shall belong solely to Seller. Any tax savings or refund for the tax year in which the Proration Date occurs shall be prorated in accordance with Section 6 hereof between Seller and Purchaser after deduction of reasonable attorneys' fees and other reasonable expenses related to the proceeding. Purchaser and Seller shall each execute all consents, receipts, instruments and documents which may reasonably be requested in order to facilitate settling such proceeding and collecting the amount of any refund or tax savings. If Seller receives any tax refund or credit, Seller shall, after deducting the reasonable expenses of the collection thereof, pay to Purchaser, promptly after the receipt of such funds or credit, the portion, if any, of such refund or credit to which the past and/or present Tenants of the Building may be entitled (whether by way of refund or rent credit) under the terms of their respective Leases or any other agreements). The provisions of this Section 11 shall survive the Closing.

          12. Recording Charges, Transfer Taxes, Mortgage Assumption Costs, Title Insurance Charges, Survey Costs.

             (a) At the Closing, Seller and Purchaser agree to complete, sign, acknowledge and file any and all forms required for the transactions contemplated by this Agreement with respect to transfer taxes and sales taxes.

             (b) Purchaser, on the one hand and Seller, on the other hand shall each pay at the Closing, to the appropriate recipients and in the manner required by said recipients, fifty (50%) percent of the following costs associated with the transactions contemplated by this Agreement:

                (i) transfer or similar taxes;

                (ii) sales or similar taxes;

                (iii) any extension and/or break up fees due to a lender providing the mezzanine financing to Purchaser or to a lender providing mortgage financing to Purchaser, upon an adjournment of the Closing by Seller to a date later than December 29, 2000;

                (iv) costs incurred in connection with the prepayment of the Mortgage including, without limitation, prepayment fees, premiums and charges and the attorney's fees and disbursements of mortgagee's counsel;

                (v) title insurance premiums and costs;

                (vi) survey costs; and

                (vii) recording charges;

             (c) Each party shall be responsible for the payment of its own counsel's fees and disbursements and Purchaser shall be responsible for the payment of all fees, charges and other costs it incurs with respect to any mezzanine or other financing that it obtains.

             (d) The obligations arising pursuant to this Section 12 shall survive the Closing.

          13. Representations and Warranties.

             (a) Seller, as to itself only, represents and warrants to Purchaser that the following are true and correct as of the date hereof and shall be true and correct in all material respects as of the Closing Date:

                (i) This Agreement, including the provisions of Section 16 hereof, constitutes the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms. Seller has taken all necessary action to authorize and approve the execution and delivery of this Agreement and, subject to (A) obtaining the Shareholder Ratification (as hereinafter defined) and
           (B) the Right of First Refusal (as said term is defined Section 20) not having been exercised by the Tenant at the Property, will have taken all necessary actions to sell the Property to Purchaser, subject to and in accordance with the terms of this Agreement, and the execution and delivery of this Agreement and the performance by Seller of its obligations hereunder do not and will not (a) conflict with or violate any law, rule, judgment, regulation, order, writ, injunction or decree of any Governmental Authority with jurisdiction over Seller or the Sale Assets, including, without limitation, the United States of America, any State in which the Sale Assets are located or any political subdivision of either of the foregoing, or any decision or ruling of any arbitrator in an arbitration to which Seller is a party or by which Seller or the Property is bound or affected, or (b) violate or constitute a default under any material document or instrument to which Seller is a party or is bound or any of Seller's organizational or governing documents.

                (ii) FUR is an unincorporated association in the form of a business trust duly organized and created under the laws of the State of Ohio.

                (iii) Seller is not a "foreign person" as defined in the Internal Revenue Code Section 1445.

                (iv) Seller is not a party as debtor to any insolvency or bankruptcy proceeding or assignment for the benefit of creditors.

                (v) Seller has the full right and authority and has obtained any and all corporate consents and board of trustees approvals required to enter into this Agreement, and subject to (A) obtaining the Shareholder Ratification and (B) the Right of First Refusal, not having been exercised by the Tenant at the Property, will have obtained any and all corporate consents and board of trustee approvals required to consummate or cause to be consummated the sale and make or cause to be made transfers and assignments contemplated herein; the person signing this Agreement on behalf of Seller is authorized to do so; and this Agreement and all of the documents to be delivered by Seller at the Closing have been authorized and properly executed and will constitute the valid and binding obligations of Seller, enforceable against Seller in accordance with their terms.

             (b) Purchaser represents and warrants to Seller that the following are true and correct as of the date hereof and shall be true and correct in all material respects as of the Closing Date:

                (i) This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms. Purchaser has taken all necessary action to authorize and approve the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

                (ii) The execution and delivery of this Agreement and the performance by Purchaser of its obligations hereunder do not and will not (a) conflict with or violate any law, rule, judgment, regulation, order, writ, injunction or decree of any Governmental Authority with jurisdiction over Purchaser, including, without limitation, the United States of America, any State in which the Sale Assets are located or any political subdivision of either of the foregoing, or any decision or ruling of any arbitrator in an arbitration to which Purchaser is a party or by which Purchaser is bound or affected, or
           (b) violate or constitute a default under any material document or instrument to which Purchaser is a party or is bound or any of Purchaser's organizational or governing documents.

             (c) The above-stated representations and warranties by Seller and Purchaser shall survive the Closing for six (6) months.

          14. Deliveries to be made on the Closing Date.

             (a) Seller's Documents: Seller, pursuant to the provisions of this Agreement, shall deliver or cause to be delivered to Purchaser on the Closing Date the following instruments, documents and items:

                (i) A duly executed and acknowledged bargain and sale deed without covenants (or its equivalent for the State in which the Property shall be located) (the "Deed").

                (ii) A duly executed certification as to Seller's non-foreign status as prescribed in Section 18 hereof, if applicable.

                (iii) Any consents of members, partners, shareholders or directors of Seller whose consent shall be required to authorize the sale of the Property to Purchaser, in form reasonably satisfactory to Purchaser and the Title Company.

                (iv) The Shareholder Ratification and the Board Consent.

                (v) Duly executed counterparts of an Assignment and Assumption of Leases for the Property in the form of Exhibit A annexed hereto and made a part hereof.

                (vi) Intentionally deleted.

                (vii) Duly executed counterparts of a Blanket Bill of Sale and Assignment in the form of Exhibit D annexed hereto and made a part hereof.

                (viii) The Leases, Contracts and Licenses affecting the Premises that are in Seller's possession (other than those that are held by Radiant or any managing agent for the Premises and those Licenses that must remain at the Premises).

                (ix) The Estoppel Certificates required pursuant to Section 17 hereof.

                (x) Intentionally deleted;

                (xi) A letter to the tenants of the Premises in the form annexed hereto as Exhibit B.

                (xii) Duly executed counterparts of all transfer tax and sales tax returns required to be signed by Seller.

                (xiii) If the Closing shall not be a "New York style" closing, Seller shall deliver an indemnification to the Title Company pursuant to which Seller shall indemnify the Title Company against any liens that may arise from and after the Closing Date until the recordation of the Deed but only if, and to the extent that, such liens shall arise on account of matters which Seller pursuant to Section 6 hereof shall be required to pay for. Such other documents, instruments and deliveries as are otherwise required by this Agreement or required to record the Deed or reasonably required by Purchaser in order to consummate the transactions contemplated hereby, provided that any such additional documents, instruments and deliveries shall not result in Seller having any greater liabilities than are expressly provided herein.

                (xiv) With respect to any security deposits which are other than cash or that are in the form of a letter of credit (collectively, the "Non-Cash Security Deposits"), appropriate duly executed instruments of transfer or assignment of such Non-Cash Security Deposits which are required to establish Purchaser as the new beneficiary thereunder. With respect to any Non-Cash Security Deposit in the form of a letter of credit, if such letter of credit shall not, pursuant to its terms, be assignable, Seller shall cooperate with Purchaser to obtain a replacement letter of credit with respect thereto in favor of Purchaser, and, if a replacement letter of credit is not obtained and if requested by Purchaser following the Closing, Seller shall draw on such letter of credit if the tenant for whom the same was given as a security deposit shall default under its Lease and Seller shall remit the proceeds thereof to Purchaser. Purchaser agrees to indemnify, defend and hold Seller harmless from and against any and all costs, loss, damages and expenses of any kind or nature whatsoever (including reasonable attorneys' fees and costs) but excluding consequential damages arising out of or resulting from Seller's presenting any such letter of credit for payment in accordance with Purchaser's request. The foregoing provisions shall survive the Closing.

                (xv) A duly executed counterpart of the Assignment and Assumption of Contracts and Permits, in the form of Exhibit C annexed hereto and made a part hereof.

                (xvi) A duly executed counterpart of a Blanket Bill of Sale and Assignment in the form of Exhibit D annexed hereto and made a part hereof pertaining to the Personalty, it being agreed that for purposes of this Agreement, the Personalty shall be deemed to have no value.

                (xvii) Seller shall furnish at Closing any and all information that may be necessary or appropriate to enable the "real estate broker" or "real estate reporting person," within the meaning of
           Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder, to comply with the reporting requirement of
           Section 6045(e) of the Internal Revenue Code.

                (xviii) Seller shall obtain and deliver to Purchaser at Closing all local customary documents required in connection with a sale of the Property, including such tax and other documents as may be necessary to record the Deed. Seller and Purchaser shall jointly retain local counsel in the States in which the Property shall be located, to advise each party as to how to comply with the provisions of this Subsection 14(a)(xviii). The cost of such local counsel shall be borne equally between Purchaser, on the one hand, and Seller on the other.

             (b) Purchaser's Documents: Purchaser, pursuant to the provisions of this Agreement, shall deliver or cause to be delivered to Seller on the Closing Date the following instruments, documents and items:

                (i) A duly executed counterpart of the Assignment and Assumption of Leases.

                (ii) A duly executed counterpart of the Blanket Bill of Sale and Assignment.

                (iii) Duly executed counterparts of all transfer tax and sales tax returns required to be signed by Purchaser.

                (iv) A consent or resolution of the members, partners, directors and shareholders, as applicable, of Purchaser authorizing the purchase of the Sale Assets, in a form reasonably satisfactory to Seller.

                (v) Intentionally deleted.

                (vi) Such other documents, instruments and deliveries as are otherwise required by this Agreement or required to record the Mortgage Assumption Instrument or reasonably required by Seller in order to consummate the transactions contemplated hereby.

                (vii) A duly executed counterpart of the Assignment and Assumption of Contracts and Permits.

          15. Default by Purchaser or Seller.

             (a) If (i) Purchaser shall default in the payment of the Purchase Price, (ii) Purchaser shall otherwise default in the performance of any of the other terms and provisions of this Agreement on the part of Purchaser to be performed, and the Closing does not occur as a result thereof, and such default shall continue for five (5) business days after written notice to Purchaser (provided, however, notwithstanding the foregoing, time shall be of the essence with respect to Purchaser's obligation to close hereunder on such date set for Closing as to which TIME SHALL BE OF THE ESSENCE pursuant to Section 5 hereof), or (iii) (A) Purchaser shall commence any case, proceeding or other action under any laws relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeks to have an order for relief entered with respect to it, or seeks to be adjudicated a bankrupt or insolvent, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts, or seeks the appointment of a receiver, trustee, custodian or other similar official for it or all or any substantial part of its property, or (B) Purchaser otherwise takes any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the acts described in clause (iii)(A), above, then in any of such cases, Purchaser shall be deemed to be in default hereunder. Purchaser acknowledges that if Purchaser shall default under this Agreement as aforesaid, Seller will suffer substantial adverse financial consequences as a result thereof. Accordingly, Seller, as its sole and absolute remedy against Purchaser, shall have the right to retain the Deposit and which Deposit shall constitute full and complete liquidated damages, it being agreed that Seller's damages are difficult, if not impossible, to ascertain, and thereafter Purchaser and Seller shall have no further rights or obligations under this Agreement, except those expressly provided herein to survive the termination of this Agreement.

             (b) Except as provided in Section 16 hereof, and subject to the provisions thereof, (i) if Seller shall default in conveying the Property to Purchaser pursuant to the terms hereof on the Closing Date (provided this Agreement has not been terminated pursuant to the terms hereof), (ii) if Seller shall default hereunder for any other reason and such default shall continue for five (5) business days after written notice to Seller, Purchaser may, as its sole remedy, elect to either (x) terminate this Agreement, and direct Escrowee to return the Deposit Purchaser and Seller and Purchaser shall thereafter have no further rights or obligations under the Agreement, except those expressly provided herein to survive the termination of this Agreement, or (y) prosecute an action for specific performance of this Agreement by Seller. Any such action for specific performance must be commenced against Seller within ninety (90) days after the date that Seller shall default hereunder, it being understood that if Purchaser shall fail to commence an action for specific performance within such period of time, Purchaser shall be deemed to have waived its right to commence an action for specific performance of this Agreement.

          16. Termination and Expense Reimbursement.

          The obligation of Seller to transfer the Sale Assets pursuant to this Agreement are contingent upon FUR, at FUR's sole cost and expense, obtaining approval for the sale contemplated hereby and any amendments to the organizational or governing documents of FUR necessary to consummate the sale contemplated hereby from shareholders of FUR holding the requisite number of shares in accordance with the organizational and governing documents of FUR (collectively, the "Shareholder Ratification") and this Agreement shall terminate, (i) if at a meeting called for the purpose of voting on such sale and such amendments, the shareholders of FUR do not approve the sale contemplated hereby and all of such amendments, upon the date of such meeting, (ii) at the option of FUR, upon the date FUR delivers notice of termination to Purchaser, if such meeting of the shareholders of FUR has not been held on or prior to the date (the "Shareholder Approval Deadline") which is three business days prior to the date as to which time is of the essence with respect to Purchaser's obligation to close pursuant to Section 5, (iii) at the option of Purchaser, upon the date Purchaser delivers notice of termination to FUR, if such meeting of the shareholders of FUR has not been held on or prior to the date which is three business days prior to the date as to which time is of the essence with respect to Seller's obligation to close pursuant to Section 5, or (iv) at the option of FUR, to be exercised prior to the Shareholder Ratification, upon the date FUR delivers notice of termination to Purchaser, if the Board of Trustees of FUR, or a committee thereof, determines, after consultation with outside legal counsel, that it has a fiduciary duty under applicable law to accept, approve or recommend an Alternative Proposal (as defined in Section 24 below); and thereupon FUR shall promptly cause the Deposit to be returned to Purchaser. This Agreement shall then terminate and neither party shall have any further obligation to the other party under this Agreement, except for those provisions which are expressly stated herein to survive termination of this Agreement. Seller makes no representation or warranty herein that the Shareholder Ratification shall be obtained. The Board of Trustees of FUR shall recommend to the shareholders of FUR that they approve the sale contemplated hereby and any amendments to the organizational or governing documents of FUR necessary to consummate the sale contemplated hereby, unless the Board of Trustees of FUR, or a committee thereof, determines, after consultation with outside legal counsel, that it has a fiduciary duty under applicable law to accept, approve or recommend an Alternative Proposal (as defined in Section 24 below).

          17. Estoppel Certificates.

          Seller shall use commercially reasonable efforts to deliver to Purchaser a lease estoppel certificate (the "Tenant Estoppel Certificate") from the Tenant under the Lease, in a form reasonably required by the lender that shall be providing financing for the Property (or in such other form or containing such other information as the Tenant's lease shall require the tenant to provide). Notwithstanding the immediately preceding sentence to the contrary, any estoppel certificate that shall be delivered to Purchaser from the Tenant which is not in the form reasonably required by the lender that shall be providing financing for the Property (or in such other form or containing such other information as such Tenant's lease shall require such tenant to provide), shall qualify as an acceptable estoppel certificate provided that the Tenant's Estoppel Certificate confirms the material terms set forth in the lender's form of Tenant Estoppel Certificate. If Seller, on or before the Closing, is unable to deliver a Tenant Estoppel Certificate from the Tenant of the Property, Seller shall deliver to Purchaser, at Closing, a certificate ("Seller's Certificate"), executed by Seller, whereby Seller shall state, to the best of its knowledge, the following: (a) the rent and other charges payable by the Tenant under its Lease and the amount, if any, of the security deposit(s) held by Seller; (b) the term of the Lease and (c) that the Tenant is not in default under any of the terms of its Lease or if in default the nature of such default. The Seller's Certificate shall survive the Closing for a period of six (6) months. A Seller's Certificate with respect to the Tenant shall expire and be of no force and effect upon Purchaser's receipt of a Tenant Estoppel Certificate consistent with the information set forth in the Seller's Certificate. In addition, Seller shall not have any liability on account of any statement in a Seller's Estoppel Certificate which shall be untrue in any material respect if Purchaser or Radiant shall know or, in connection with its management of the Property, should have known that such statement was untrue. If Seller is unable to deliver the Tenant's Estoppel Certificate and fails to deliver a Seller's Certificate in the event such Tenant's Estoppel Certificate is not obtained, and as a result thereof the lender providing the mortgage financing for the Property or the lender providing mezzanine financing shall elect not to provide the financing for the Property, Purchaser, as its sole and absolute remedy, shall have the right to elect not to purchase the Property. If Purchaser shall make such election, the Escrowee shall deliver the Deposit hereunder to Purchaser. This Agreement shall then terminate and neither party shall have any further obligation to the other party under this Agreement, except for those provisions which are expressly stated to survive termination of this Agreement.

          18. Governmental Compliance.

             (a) FIRPTA Compliance. Seller shall comply with the provisions of the Foreign Investment in Real Property Tax Act, Internal Revenue Code of 1986, as amended, Section 1445, as the same may from time to time be amended, or any successor or similar law (collectively, the "FIRPTA Code"). On the Closing Date, Seller shall deliver to Purchaser certifications as to Seller's non-foreign status which complies with the provisions of Section 1445(b)(2) of the FIRPTA Code, and shall comply with any temporary or final regulations promulgated with respect thereto and any relevant revenue procedures or other officially published announcements of the Internal Revenue Service of the U.S. Department of the Treasury in connection therewith. If Seller shall fail to deliver the foregoing certification to Purchaser at the Closing, Purchaser shall have the right to withhold ten percent (10%) of the portion of the Purchase Price allocated to Seller's property and apply the same in accordance with the requirements of the FIRPTA Code.

             (b) HSR Compliance. Seller and Purchaser will make as promptly as practicable all filings necessary, if any, under the HSR Act (as hereinafter defined) and other applicable federal, state and local antitrust, competition and other similar laws (collectively, the "Antitrust Laws") in order to obtain any required regulatory approvals, clearance or expirations of waiting periods (collectively, "Antitrust Clearance") in connection with the transactions contemplated by this Agreement. The term "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Subject to the limitations contained in the last sentence of this Subsection 18(b), Seller and Purchaser shall each use their reasonable best efforts to resolve such objections, if any, as any governmental or regulatory authorities with jurisdiction over the enforcement of any Antitrust Laws may assert under any such Antitrust Laws with respect to the transactions contemplated by this Agreement. The parties shall consult with each other when dealing with such authorities and before submitting any application or other written communication to any such authority.

          19. Merger. Except as otherwise expressly provided to the contrary in this Agreement, no representations, warranties, covenants or other obligations of Seller set forth in this Agreement shall survive the Closing, and no action based thereon shall be commenced after the Closing. The delivery and acceptance of the Deed at the Closing, without the simultaneous execution and delivery of a specific agreement which by its terms shall survive the Closing, shall be deemed to constitute full compliance by the parties with all of the terms, conditions and covenants of this Agreement on their part to be performed except for those terms, conditions and covenants which this Agreement expressly provides will be performed after the Closing.

          20. Conditions to Closing.

             (a) Conditions to Purchaser's Obligation to Close. Purchaser's obligation to close hereunder shall be subject to the following conditions:

                (i) Seller shall have performed, satisfied and complied with, or tendered performance of, in all material respects, all of the terms, conditions and covenants required by this Agreement to be performed or complied with by Seller on or before the Closing Date. Notwithstanding anything to the contrary in any provision of this Agreement, if for any reason FUR is unable to convey to Purchaser its right, title and interest in and to the Property in accordance with the terms of this Agreement due to the fact that the Tenant at the Property has exercised its right to purchase the Property in accordance with the terms and conditions of its Lease (the "Right of First Refusal"), then this Agreement shall thereupon immediately terminate and be null, void and of no force and effect, except for those provisions which are expressly stated to survive termination of this Agreement, and

           Escrowee shall disburse the Deposit, together with any interest earned on such amount, to Purchaser. In addition, Purchaser agrees to deliver or cause to be delivered to Seller each Study prepared for the Property by or on behalf of Purchaser, together with all reliance letters from each provider of same which were obtained by Purchaser upon receipt of each Study.

                (ii) All representations and warranties of Seller in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date.

                (iii) Any and all Antitrust Clearance required in connection with the transactions contemplated by this Agreement shall have been obtained.

                (iv) Seller shall have obtained the Shareholder Ratification pursuant to Section 16(a) hereof and the Board Consent.

                (v) The management of the Property by Radiant shall be undisturbed through the Closing Date, except as may be permitted under the Asset Management Agreement by reason of Radiant's default thereunder.

             The foregoing conditions under this Subsection 20(a), except for the condition in clauses (iii) and (iv), are for the benefit of Purchaser only, and Purchaser may, in its sole discretion, waive any or all of such conditions and close title under this Agreement without any abatement of, or credit against, the Purchase Price.

             (b) Conditions to Seller's Obligation to Close. Seller's obligation to close hereunder shall be subject to the following conditions:

                (i) Purchaser shall have performed, satisfied and complied with, or tendered performance of, in all material respects, all of the covenants, agreements and conditions required by this Agreement.

                (ii) All representations and warranties of Purchaser in this Agreement shall be true and correct in all material respects as of the date of this Agreement, and as of the Closing Date.

                (iii) Intentionally deleted.

                (iv) Any and all Antitrust Clearance required in connection with the transactions contemplated by this Agreement shall have been obtained.

                (v) No judgment, injunction, order, decree or action by an federal, state or local government, court, or administrative or regulatory agency of competent authority preventing the sale contemplated hereby shall have become final and unappealable or shall be in effect as of the date as to which time is of the essence with respect to Purchaser's obligation to close pursuant to Section 5(a), it being understood that if this condition shall not be satisfied at Closing, this Agreement shall terminate and be null, void and of no further force and effect, and the Escrowee shall disburse the Deposit to Purchaser.

             The foregoing conditions under this Subsection 20(b), except for the condition in clause (iv), are for the benefit of Seller only, and Seller may, in its sole discretion, waive any or all of such conditions and close title under this Agreement without any increase in the Purchase Price.

          21. Prior to Closing.

             (a) Insurance. Until Closing, Seller shall maintain all of the insurance policies described on Schedule H-1 in full force and effect or shall obtain replacement policies that shall provide substantially equivalent coverage.

             (b) Operation. Until Closing, Seller shall operate and maintain its Property substantially in accordance with its current practices with respect to the operation and maintenance of the Property.

             (c) New Contracts. Between the date hereof and the Closing, Seller will enter into only those Contracts which Seller reasonably determines are necessary to carry out its obligations under Subsection 21(b) and which shall be cancellable on not more than thirty (30) days' written notice (without penalty, unless said Seller agrees to pay any such termination penalty at Closing).

             (d) New Leases; Lease Extensions. Between the date hereof and the Closing Date, Seller will not execute any new Leases or amend, terminate (except upon a monetary default by the tenant thereunder) or accept the surrender of any existing tenancies or approve any subleases without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, provided, however, Purchaser's consent shall be deemed to have been given if Purchaser does not respond to a Seller within five (5) business days after Purchaser's receipt of written notice from such Seller requesting Purchaser's consent to a matter that is the subject of the provisions of this
        Section 21(d).

             (e) Employees. From and after the date hereof through and including the Closing or earlier termination of this Agreement, Seller shall not hire any Employees without the prior written consent of Purchaser. Each Seller shall notify Purchaser reasonably promptly if Seller hires any Employees.

             (f) Contracts. At the Closing, Purchaser shall assume the Contracts. As used herein, the term "Contracts" shall include any new contracts entered into from and after the date hereof. Seller shall notify in writing the vendors under those Contract(s) which Purchaser has not agreed to assume as of Closing that, provided that Closing occurs hereunder, the applicable Seller shall terminate such Contracts, effective as of the Closing Date; provided however, if any such non-assumed Contract does not permit Seller to terminate same prior to Closing, Purchaser shall be required at Closing to assume all obligations thereunder until the effective date of the termination.

             (g) Seller shall not, between the date hereof and the Closing Date, amend, modify, extend, renew, replace, supplement or consolidate the Mortgage without the consent of Purchaser.

             (h) Seller shall not initiate, consent to or approve any action with respect to zoning, or, unless required by law, any other governmental rules or regulations applicable to any part of the Property.

             (i) Seller maintains real estate environmental liability insurance, as more fully described on Schedule F-2. Notwithstanding the foregoing, Purchaser shall assume responsibility for the amount of any deductible applicable to the environmental liability insurance policies. Purchaser and Seller agree to cooperate with the other and to perform, execute and deliver, such documents and instruments as may be reasonably necessary in connection with any claim or other matter arising under or relating to any of the environmental insurance policies. The provisions of this Subsection 21(i) shall survive the closing.

          22. Shareholder Lawsuits. To the extent of claims by shareholders of FUR against the Purchaser, to the fullest extent allowed by law FUR hereby indemnifies Purchaser from and against any and all damages, liability, loss, cost and expense (including, without limitation, reasonable attorney's fees and disbursements) incurred in connection with such claims; provided, that the foregoing indemnification shall not extend, directly or indirectly, to Radiant Partners LLC or its principals, except that nothing in this Agreement shall modify any pre-existing obligation of FUR to indemnify Radiant Partners LLC or its principals. To effect the indemnification provided herein, FUR covenants and agrees that it has and shall maintain a net worth of at least $30,000,000 through the later of (A) 30 days after the Closing Date or (B) the resolution, after all appeals, of claims by shareholders of FUR against Purchaser. The provisions of this Section 22 shall survive the Closing of title.

          23. Deposit.

             (a) The Deposit shall be deposited with the Escrowee and shall be held in escrow pursuant to the terms of this Agreement. Escrowee shall cause the Deposit to be deposited into an interest bearing account. Escrowee shall pay the Deposit to Seller at the Closing upon the consummation thereof or otherwise in accordance with this Agreement. If either party makes a demand upon Escrowee for delivery of the Deposit, Escrowee shall give notice to the other party of such demand. If a notice of such demand shall have been sent to the other party and a notice of objection to the proposed payment is not received from said other party within seven (7) business days after the giving of notice by Escrowee, Escrowee is hereby authorized to deliver the Deposit to the party who made the demand. If Escrowee receives a notice of objection within said period, then Escrowee shall continue to hold the Deposit and thereafter pay it to the party entitled when Escrowee receives (i) a notice from the objecting party withdrawing the objection, or (ii) a notice signed by both parties directing disposition of the Deposit, or
        (iii) a judgment or order of a court of competent jurisdiction directing the payment of the Deposit.

             (b) The parties further agree that:

                (i) Except for its gross negligence or willful misconduct, Escrowee shall be protected in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document which is given to Escrowee verifying the truth or accuracy of any such notice, demand, certificate, signature, instrument or other document;

                (ii) Escrowee shall not be bound in any way by any other contract or understanding between the parties hereto, whether or not Escrowee has knowledge thereof or consents thereto unless such consent is given in writing;

                (iii) Escrowee's sole duties and responsibilities shall be to hold and disburse the Deposit in accordance with this Agreement; provided, however, that Escrowee shall have no responsibility for the clearing or collection of the check representing the Deposit;

                (iv) Escrowee shall not be liable for any action taken or omitted by Escrowee in good faith and believed by Escrowee to be authorized or within its rights or powers conferred upon it by this Agreement, except for damage caused by the gross negligence or willful misconduct of Escrowee;

                (v) Upon the disbursement of the Deposit in accordance with this Agreement, Escrowee shall be relieved and released from any liability under this Agreement;

                (vi) Escrowee may resign at any time upon at least ten (10) days prior written notice to the parties hereto. If, prior to the effective date of such resignation, the parties hereto shall all have approved, in writing, a successor escrow agent, then upon the resignation of Escrowee, Escrowee shall deliver the Deposit to such successor escrow agent. From and after such resignation and the delivery of the Deposit to such successor escrow agent, Escrowee shall be fully relieved of all of its duties, responsibilities and obligations under this Agreement, all of which duties, responsibilities and obligations shall be performed by the appointed successor escrow agent. If for any reason the parties hereto shall not approve a successor escrow agent within such period, Escrowee may bring any appropriate action or proceeding for leave to deposit the Deposit with a court of competent jurisdiction, pending the approval of a successor escrow agent, and upon such deposit Escrowee shall be fully relieved of all of its duties, responsibilities and obligations under this Agreement;

                (vii) Seller and Purchaser hereby agree to, jointly and severally, indemnify, defend and hold Escrowee harmless from and against any liabilities, damages, losses, costs or expenses incurred by, or claims or charges made against, Escrowee (including reasonable counsel fees and court costs) by reason of Escrowee's acting or failing to act in connection with any of the matters contemplated by this Agreement or in carrying out the terms of this Agreement, except as a result of Escrowee's gross negligence or willful misconduct;

                (viii) In the event that a dispute shall arise in connection with this Agreement, or as to the rights of any of the parties in and to, or the disposition of, the Deposit, Escrowee shall have the right to (w) hold and retain all or any part of the Deposit until such dispute is settled or finally determined by litigation, arbitration or otherwise, or (x) deposit the Deposit in an appropriate court of law, following which Escrowee shall thereby and thereafter be relieved and released from any liability or obligation under this Agreement, or (y) institute an action in interpleader or other similar action permitted by stakeholders in the State of New York, or
           (z) interplead any of the parties in any action or proceeding which may be brought to determine the rights of the parties to all or any part of the Deposit; and

                (ix) Escrowee shall not have any liability or obligation for loss of all or any portion of the Deposit by reason of the insolvency or failure of the institution or depository with whom the escrow account is maintained.

          24. Exclusivity; Shareholder Approval and Press Releases

             (a) From and after the date hereof, no authorized officer, trustee, manager or director of FUR shall, directly or indirectly, solicit or initiate any discussions with any person or entity other than Purchaser or Purchaser's agents with a view toward the sale of all or any portion of the Sale Assets by Seller. Notwithstanding the foregoing, FUR may respond to, pursue (including by providing information relating to Seller and the Sale Assets which is non-public, confidential and/or proprietary in nature ("Evaluation Material") subject to a customary confidentiality agreement) and negotiate a bona fide proposal (an "Alternative Proposal") by any person or entity other than Purchaser, which is neither solicited nor initiated by an authorized officer, trustee, manager or director of FUR, to purchase, directly or indirectly (including, without limitation, by way of a merger, combination, consolidation, share exchange, tender offer or similar business combination transaction), any or all of the Sale Assets if the Board of Trustees of FUR or a committee thereof has determined that (i) such Alternative Proposal may be more favorable to the shareholders of FUR than the sale contemplated hereby, taking into account price, timing, closing conditions, the likelihood of completion and any other factors deemed relevant by the Board of Trustees of FUR or such committee, and
        (ii) the person or entity making the Alternative Proposal is reasonably likely to have the financial resources to consummate the transactions contemplated by such Alternative Proposal. FUR shall notify Purchaser if it responds to, pursues or negotiates an Alternative Proposal, shall provide Purchaser with a copy of any such written Alternative Proposal and shall keep Purchaser reasonably informed of the status of any such negotiations. Notwithstanding anything herein to the contrary, FUR retains the right to negotiate with the Tenant at the Property with respect to the Right of First Refusal.

             (b) FUR shall use its reasonable best efforts to (i) prepare and file and clear with the Securities and Exchange Commission the proxy statement and any amendments or supplements thereto required to obtain the approval of the shareholders of FUR to the sale contemplated hereby and any amendments to the organizational or governing documents of FUR necessary to consummate the sale contemplated hereby as promptly as practicable and, in any event, before the date that would allow sufficient time to declare a record date, mail proxy statements, solicit proxies and conduct a meeting of FUR's shareholders in accordance with all applicable laws, rules and regulations and FUR's organizational and governing documents by no later than the Shareholder Approval Deadline, and (ii) duly call, give notice of, convene and hold such meeting on or before the Shareholder Approval Deadline.

             (c) FUR and Purchaser shall consult with each other before issuing any press release or otherwise making any public statements with respect to the sale contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required or advisable under applicable law, rules or regulations (including, without limitation, the rules and regulations of the New York Stock Exchange).

          25. Intentionally deleted.

          26. Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been given (a) when hand delivered, or (b) if sent same day or overnight recognized commercial courier service, when received, or (c) three (3) business days after being mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice:

           To Seller:
           c/o Fried, Frank, Harris, Shriver & Jacobson
           One New York Plaza
           New York, N.Y. 10004-1980
           Attention: Steven G. Scheinfeld, Esq.

           with a copy to:
           Stroock & Stroock & Lavan LLP
           180 Maiden Lane
           New York, New York 10038-4982
           Attention: Peter A. Miller, Esq.

           To Purchaser:
           c/o Radiant Partners LLC
           551 Fifth Avenue, Suite 1416
           New York, New York 10176

           with a copy to:
           Goldberg Weprin & Ustin LLP
           1501 Broadway
           New York, New York 10036
           Attention: Andrew W. Albstein, Esq.

           To Escrowee:
           Stroock & Stroock & Lavan LLP
           180 Maiden Lane
           New York, New York 10038-4982
           Attention: Peter A. Miller, Esq.

           provided, that any notice of change of address shall be effective only upon receipt.

          27. Amendments. This Agreement may not be modified or terminated orally or in any manner other than by an agreement in writing signed by all the parties hereto or their respective successors in interest.

          28. Governing Law; Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (except to such matters of real estate law that must be governed by the law of the State in which the Property is located), without giving effect to principles of conflicts of law.

          29. No Offer. This document is not an offer by Seller, and under no circumstances shall this Agreement have any binding effect upon Purchaser or Seller unless and until Purchaser and Seller shall each have executed this Agreement and delivered to each other executed counterparts of this Agreement.

          30. Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable as against any person or under certain circumstances, the remainder of this Agreement and the applicability of such provision to other persons or circumstances shall not be affected thereby. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          31. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute but one and the same instrument.

          32. No Third Party Beneficiaries. The warranties, representations, agreements and undertakings contained herein shall not be deemed to have been made for the benefit of any person or entity other than the parties hereto.

          33. Memorandum of Contract. Purchaser covenants and agrees that in no event will Purchaser record or cause to be recorded this Agreement or any memorandum hereof and that Purchaser's breach of this provision shall represent a default of the nature governed by Subsection 15(a) hereof and Seller shall have all of the rights and remedies provided under Subsection 15(a) including, without limitation, the option of terminating this Agreement and retaining the Deposit as liquidated damages.

          34. Waiver. No failure or delay of either party in the exercise of any right given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified herein for exercise of such right, or satisfaction of such condition, has expired) shall constitute a waiver of any other or further right nor shall any single or partial exercise of any right preclude other or further exercise thereof or any other right. The waiver of any breach hereunder shall not be deemed to be a waiver of any other or any subsequent breach hereof.

          35. Assignment. Purchaser shall not have the right to assign its rights or obligations under this Agreement without the prior written consent of Seller, except that Purchaser may assign such rights and obligations to one or more entities with a net worth of at least $40,000,000 and with respect to which Radiant and/or its principals shall have an economic interest and maintains and/or participates in managerial control and direction of the business activities and operations of said entity (each such entity shall hereinafter be called a "Permitted Assignee"). Seller hereby approve an assignment of Purchaser's rights and obligations under this Agreement to an entity wholly owned by Radiant, Landmark Realty Advisors LLC and a minority equity investor, provided that such assignee shall have a net worth of at least $40,000,000. In the event of any proposed transfer or assignment to a Permitted Assignee, the transfer or assignment shall not be deemed effective unless and until the proposed transferee or assignee executes, acknowledges and delivers to Seller an instrument of assumption in form and consent reasonably satisfactory to Seller pursuant to which it assumes and agrees to perform all obligations of Purchaser under this Agreement with respect to the applicable Property, including, but not limited to, all obligations of Purchaser which survive the Closing hereunder, agrees to be bound by all other terms and provisions of this Agreement, confirms that all representations and warranties made by Purchaser in this Agreement are true, accurate and complete as they pertain to such transferee or assignee (subject to any exceptions thereto that are reasonably acceptable to Seller), and provides the addresses and telecopier numbers to which Notices to such transferee or assignee should be sent. Notwithstanding the above to the contrary, at Closing, Purchaser can direct that Seller deliver a deed to an entity, with respect to the Property, as Purchaser shall designate, so long as such entity is owned one hundred (100%), directly or indirectly, by Purchaser or a Permitted Assignee.

          36. Interpretation. Words of any gender used in this Agreement shall include any other gender and words in the singular shall include the plural, and vice versa, unless the context requires otherwise. The words "herein," "hereof," "hereunder" and other similar compounds of the words "here" when used in this Agreement shall refer to the entire Agreement and not to any particular provision or section. As used in this Agreement, the term "business day" means every day other than (i) Saturdays and Sundays,
     (ii) all days observed by the Federal or New York State governments as legal holidays, and (iii) all days on which commercial banks in New York State are required by law to be closed.

          37. Construction. This Agreement shall be given a fair and reasonable construction in accordance with the intentions of the parties hereto. Each party hereto acknowledges that it has participated in the drafting of this Agreement, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation hereof. Each party has been represented by independent counsel in connection with this Agreement. For purposes of construction of this Agreement, provisions which are deleted or crossed out shall be treated as if never included herein.

          38. Access to Books and Records. For a period of one (1) year after the Closing, Purchaser shall give Seller and its representatives access, during normal business hours and upon reasonable prior notice to Purchaser, to such books, accounts, records and Leases relating to the Property (including the right, at Seller's expense, to make photostatic copies of same) as are reasonably necessary to enable Seller to verify any rights or obligations of Seller or Purchaser under this Agreement which survive the Closing and to enable Seller to respond to any tax inquiries or audits, or to comply with any other obligations to Governmental Authorities.

          39. Binding Effect. This Agreement is binding upon, and shall inure to the benefit of, the parties and each of their respective successors and permitted assigns, if any.

          40. Waiver of Jury Trial. Each of Purchaser and Seller hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

          41. Collectibility of Checks. If the Deposit is paid by check and said check fails collection in due course, Seller, at its option, may declare this Agreement null, void and of no force and effect, and may pursue its remedies against Purchaser upon said check, or in any other manner permitted by law, such remedies being cumulative.

          42. Section Headings. The headings of the various sections of this Agreement have been inserted only for the purpose of convenience and are not part of this Agreement and shall not be deemed in any manner to modify, expand, explain or restrict any of the provisions of this Agreement.

          43. Federal I.D. Number/Social Security Number. FUR's Federal I.D. Number is 34-6513657. Purchaser's Federal I.D. Number is being applied for.

          44. Incorporation by Reference; Inconsistency. The Schedules and Exhibits to this Agreement are incorporated herein by reference and made a part hereof.

          45. Acquisition of Ownership Interest. Seller and Purchaser agree that it may be more advantageous with respect to the Property for Purchaser to acquire a one hundred (100%) percent ownership interest in the Seller entity and/or a constituent member or principal of such entity (or, at Purchaser's election, structure such a purchase whereby Seller shall retain a record ownership interest but not a beneficial interest or economic interest in such entity) in lieu of acquiring fee simple title to the Property. In the event Purchaser shall so elect to acquire such ownership interest in lieu of acquiring fee title with respect to the Property and provided that there is no material adverse effect to Seller, then the parties agree to cooperate with each other and perform, execute and deliver, such documents and instruments as may be reasonable and customary to effect such acquisition.

          46. (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement is made and executed on behalf of FUR, by its officer(s) on behalf of the trustees thereof, and none of the trustees or any additional or successor trustee hereafter appointed, or any beneficiary, officer, employee or agent of FUR shall have any liability in his personal or individual capacity, but instead, all parties shall look solely to the property and assets of FUR for satisfaction of claims of any nature arising or in connection with this Agreement.

          (b) Notwithstanding anything contained in this Agreement to the contrary, Seller acknowledges and agrees that it has not relied upon any representations, warranties or statements made or information provided by Purchaser, and that Seller has relied on, inter alia, information provided by Radiant Partners LLC and its principals. In the event of any dispute regarding information received by Seller from Radiant Partners LLC or its principals, Seller will not seek to enforce any remedy to which they are entitled against Purchaser, but will look solely to the assets of Radiant Partners LLC and its principals, including, but not limited to their respective direct and indirect interests in the Purchaser. Except for Radiant Partners LLC and its principals, neither the Purchaser nor any holder of a legal or beneficial interest in the Purchaser shall have any obligation to Seller arising out of this Agreement except for the contractual obligations of Purchaser set forth in this Agreement.

          47. Entire Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes
     (i) any and all prior agreements between the parties hereto, except with respect to that certain letter agreement, dated April 28, 2000, between FUR and Radiant Partners LLC ("April 28 Letter"), which April 28 Letter shall survive the Closing hereunder, and (ii) that certain letter of intent, dated June 20, 2000, by and among Radiant Partners LLC, as purchaser, and FUR, as seller, respecting such matters. This Agreement may not be modified or amended except by written agreement signed by all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                                          SELLER:

                                          FIRST UNION REAL ESTATE EQUITY AND
                                          MORTGAGE INVESTMENTS,
                                          an Ohio business trust

                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------
                                             Name: William A. Scully
                                           Title:  Vice Chairman

                                          PURCHASER:

                                          RADIANT INVESTORS LLC,
                                          a Delaware limited liability company

                                          By: /s/ DANIEL P. FRIEDMAN
                                            ------------------------------------
                                             Name: Daniel P. Friedman
                                           Title:  Managing Member

Receipt of Deposit is hereby acknowledged, subject to collection

STROOCK & STROOCK & LAVAN LLP

By: /s/ PETER A. MILLER
    --------------------------------------------------------
Name: Peter A. Miller, Partner

                                   APPENDIX C

                       First Union Real Estate Equity and
                              Mortgage Investments
                          551 Fifth Avenue, Suite 1416
                            New York, New York 10176

                                                              September 15, 2000

Radiant Investors LLC
c/o Radiant Partners LLC
551 Fifth Avenue, Suite 1416
New York, New York 10176

Re: Purchase of Long Street Garage Columbus, Ohio (the "Premises")

Ladies and Gentlemen:

     Reference is hereby made to that certain Contract of Sale, dated as of September 15, 2000 (the "Contract") between First Union Real Estate and Mortgage Investments ("FUR") and Radiant Investors LLC ("Purchaser"). All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Contract.

     Notwithstanding the provisions of the Contract to the contrary, it is agreed as follows:

          (i) In the event Purchaser shall fail to make the First Additional Deposit (as said term is defined in the First Union Contract) under the First Union Contract (as said term is defined in Section (x) below), no later than the First Additional Deposit Date (as said term is defined in the First Union Contract) and the Tenant has not then elected to purchase the Property pursuant to the terms of the Contract, the Contract shall thereupon immediately terminate and be null, void and of no force and effect and Escrowee shall disburse the Deposit to Purchaser, together with any interest earned on such amount. In addition, Purchaser agrees to deliver or cause to be delivered to FUR all reports, studies, memorandums, tests, evaluations and assessments (collectively, the "Study") for the Property obtained and/or conducted by or on behalf of Purchaser, together with all reliance letters from each provider of same which were obtained by Purchaser upon receipt of each Study. Purchaser agrees to use its good faith, reasonable efforts to obtain a reliance letter from the provider of each Study, which reliance letter shall provide that the Study prepared by the provider may be relied upon by FUR, any prospective or actual purchaser of the Property and any prospective or actual lender that may provide financing to the owner of the Property.

          (ii) Notwithstanding any provisions of Section (i) above to the contrary, in the event that Purchaser (or an affiliate thereof), enters into a Limited Liability Company Agreement of (the "JV Agreement"), with U.S. Trust Corporation, National Association, As Trustees Under That Certain Agreement And Declaration Of Trust Dated As Of September 4, 1997, As Amended, Known As Landmark Equity Trust VII ("Landmark"), and such entity shall obtain commitments for Acceptable Financing, as such term is defined in the JV Agreement, for some or all of the Properties (as such term shall be defined in the First Union Contract), in addition to the Property, from and after September 11, 2000, and pursuant to the terms of the JV Agreement, Purchaser or an affiliate thereof is no longer obligated to return the Initial Contribution #1 (as such term shall be defined in the JV Agreement), then in the event Purchaser shall fail to make the First Additional Deposit under the First Union Contract, no later than the First Additional Deposit Date, the Contract shall immediately terminate and be null, void and of no force and effect and Escrowee shall disburse the Deposit to FUR, together with any interest earned thereon. In addition, Purchaser shall deliver to FUR each Study and all reliance letters thereto in accordance with the provisions of Section (i) above. Notwithstanding the foregoing, if Purchaser (or an affiliate thereof) is obligated to return the Initial Contribution #1 prior to First Additional Deposit Date then the provisions of this Section (ii) shall no longer be applicable.

          (iii) In the event the Right of First Refusal (as said term is defined in Section 20(a) of the Contract) is exercised by the Tenant at the Property, the Deposit being held by Escrowee pursuant to the terms of this Agreement, plus all interest earned thereon, shall be credited by Escrowee (being the same escrowee as under the First Union Contract) as an additional deposit being held under the First Union Contract, and shall be deemed part of the "Deposit" under the First Union Contract. Should the Deposit under the Contract be credited to the First Union Contract prior to the Purchaser making the First Additional Deposit under the First Union Contract, the Deposit under the Contract shall be disbursed to the escrowee under the First Union Contract and shall be credited and added to the "Initial Deposit" (as said term is defined in the First Union Contract) under the First Union Contract.

          (iv) With respect to Section 5 of the Contract, if the closing of the sale of the Huntington Garage (as said term is defined in the First Union Contract) shall have occurred prior to December 29, 2000, Purchaser shall have the right to adjourn the Closing, at any time and from time to time to a date no later than the earlier of (i) forty five (45) days after the date that FUR shall notify Purchaser that it has received the Shareholder Ratification and (ii) January 31, 2001. TIME SHALL BE OF THE ESSENCE, with respect to Purchaser's obligation to close hereunder as of such date. If FUR shall have the right and shall desire to adjourn the Closing to a date after December 29, 2000 and such proposed adjourned date shall be later than the date that the lender providing mezzanine financing to Purchaser or any lender agreeing to provide mortgage financing for the Property shall be obligated to close its respective loan, each such lender shall have agreed to extend its outside closing date. Notwithstanding the provisions of this Section (iv) to the contrary, if FUR shall have the right and shall desire to adjourn the Closing to a date later than December 29, 2000, Purchaser shall have the right, by notice to FUR, to elect to terminate this Agreement, on December 29, 2000 or February 28, 2001, in which case, the Escrowee shall disburse the Deposit hereunder to the escrowee under the First Union Contract and the Deposit shall be credited and added to the "Deposit" being held under the First Union Contract.

          (v) With respect to Section 17 of the Contract, if Seller is unable to deliver the Tenant's Estoppel Certificate and fails to deliver a Seller's Certificate in the event such Tenant's Estoppel Certificate is not obtained, and as a result thereof the lender providing the mortgage financing for the Property or the lender providing mezzanine financing shall elect not to provide the financing for the Property, in such case FUR shall have the right to elect to provide (or to cause another party to provide) to Purchaser the financing that such lender was otherwise prepared to provide to Purchaser, it being agreed that if FUR shall make such election, such loan shall be provided upon the same or better terms to Purchaser than those terms that were offered by Purchaser's mezzanine lender or mortgage lender. If FUR shall not elect to provide such financing, in such case, Purchaser, as its sole and absolute remedy, shall have the right to elect not to purchase the Property. If Purchaser shall make such election, the Escrowee shall deliver the Deposit to the escrowee under the First Union Contract, and such Deposit shall be added to and become part of the "Deposit" being held under the First Union Contract. The Contract shall then terminate and neither party shall have any further obligation to the other party under the Contract, except for those provisions which are expressly stated to survive termination of the Contract.

          (vi) With respect to Sections 4(a), 5, 17 and 20(a)(i) of the Contract, in the event that Escrowee shall disburse the Deposit to Purchaser in accordance with the terms of such Sections, Purchaser hereby instructs Escrowee to disburse such Deposit directly to the escrowee under the First Union Contract and credit and add such Deposit to the "Deposit" being held under the First Union Contract. Should the Deposit under the Contract be credited to the First Union Contract prior to the Purchaser making the First Additional Deposit under the First Union Contract, the Deposit under the Contract shall be disbursed to the escrowee under the First Union Contract and shall be credited and added to the "Initial Deposit" (as said term is defined in the First Union Contract) under the First Union Contract.

          (vii) With respect to Section 6.A.(f) of the Contract, after the words "management fees" in the fourth line of such Section 6.A.(f) the following words shall be added immediately thereafter:

           "(except that only two-thirds of the amount of management fees payable to Radiant Partners LLC shall be used for proration purposes)."

          (viii) With respect to Section 12(b) of the Contract, any amount which FUR shall be required to pay; under Section 12(b) of the Contract shall be credited against the maximum amount which FUR is required to pay in accordance with the terms of Section 12(b) of the First Union Contract, in the aggregate.

          (ix) With respect to the Section 15(a) of the Contract, clause (iv) is added immediately after clause (iii) (as an additional Purchaser default thereunder) as follows:

           "or (iv) Purchaser shall default, beyond the expiration of any applicable notice and cure period, under the terms of the First Union Contract"

          (x) With respect to Section 20(a)(i) of the Contract, the following language is hereby added to end of the first sentence of Section 20(a)(i):

           "and sellers under the First Union Contract shall have performed, satisfied and complied with, or tendered performance of, in all material respects, all of the covenants, agreements and conditions required by the First Union Contract. For purposes of this Agreement, the First Union Contract shall mean that certain Contract of Sale between FUR, among others, as sellers and Purchaser as purchaser, dated as of the date hereof, respecting the purchase of various office, garage and retail properties, among other things. Except as otherwise set forth immediately below, Purchaser shall have no obligation to close hereunder unless the sellers under the First Union Contract shall close simultaneously herewith."

          (xi) If required by Purchaser's mezzanine lender or any other lender providing financing for the Property, an updated Rent Roll together with a list of delinquent and unpaid rent, accompanied by an instrument executed by FUR, addressed to Purchaser, pursuant to which FUR states, without representation or warranty, that it has no actual knowledge that said Rent Roll is not true and correct in all material respects as of the Closing Date. In addition, either such instrument (or a separate instrument) shall contain a provision pursuant to which Purchaser, acknowledges that it shall have no rights, remedies or recourse of any nature whatsoever against FUR by reason of the foregoing statement by FUR not being true, correct or complete in any respect. In the event that Purchaser's mezzanine lender or any other lender providing financing for the Property requires a certified updated Rent Roll, as described above in this Section (vii), pursuant to which FUR shall represent and warrant that it has no actual knowledge that said Rent Roll is not true and correct in all material respects as of the Closing Date, Purchaser shall cause to be provided to FUR a complete and unconditional indemnification from an entity which shall own 100% of the beneficial interests in the Property and all of the properties being sold pursuant to the First Union Contract as of the Closing Date, and has a net worth of at least Forty Million ($40,000,000) Dollars, in form reasonably acceptable to FUR, against all liability that FUR shall incur on account of FUR having delivered such representation and warranty.

          (xii) With respect to Section 20(b)(i) of the Contract, the following language is hereby added to end of Section 20(b)(i):

           "and the First Union Contract. If the Tenant at the Property does not exercise its Right of First Refusal, then Seller shall have no obligation to close hereunder unless Purchaser closes simultaneously herewith on the First Union Contract on the Closing Date."

          (xiii) With respect to Section 21(b) of the Contract, the following language is hereby added to end of Section 21(b):

           "and shall not terminate that certain Asset Management Agreement, dated March, 2000, between Radiant Partners, LLC and FUR ("Asset Management Agreement"), except as a result of Radiant's default, beyond the expiration of all applicable notice and cure periods thereunder. The parties acknowledge that to the extent not inconsistent with (i) the Asset Management Agreement, including, without limitation, the oversight powers of the Board of Trustees of FUR, or (ii) the fiduciary duties and other obligations of the principals of Radiant Partners, LLC to FUR as officers and/or directors of FUR, Radiant Partners, LLC shall exercise its rights and obligations under the Asset Management Agreement (x) consistent with the provisions of any asset management agreement to be entered into by Radiant Partners, LLC or its affiliates with the Purchaser (the "Purchaser Management Agreement"); (y) subject to Purchaser's supervision (in particular such supervision as provided for under the Purchaser Management Agreement); and (z) without limiting the generality of the foregoing, by routinely consulting with Purchaser as to its activities under the Asset Management Agreement and reasonably taking the views of Purchaser into account."

          (xiv) If FUR shall default under the provisions of the Contract or fails to obtain Shareholder Ratification for the sale contemplated under the Contract, the provisions of Section 15(b) and Sections 16(b)-(e) of the First Union Contract, shall apply in determining any remedies Purchaser may have under the Contract, subject to the monetary limits set forth in such Sections of the First Union Contract.

     Please acknowledge your agreement with the foregoing by executing this letter in the space provided below.

Very truly yours,

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, an Ohio business trust
By:
    Name: William A. Scully
    Title: Vice Chairman

ACCEPTED AND AGREED:

RADIANT INVESTORS LLC, a Delaware limited liability company

By:
    Name: Daniel P. Friedman
    Title: Managing Member

STROOCK & STROOCK & LAVAN LLP, as escrowee

By:
    Name: Peter A. Miller, Partner

For the limited purpose of acknowledging and agreeing to Section (xii) above.

RADIANT PARTNERS, LLC

By:
    Name: Daniel P. Friedman
    Title: Managing Director

                                   APPENDIX D



                      FIRST AMENDMENT TO CONTRACT OF SALE



     This First Amendment to the Contract of Sale (this "First Amendment") is made and entered into as of this 29th day of September, 2000 by and among 55 Public LLC, North Valley Tech, LLC, Southwest Shopping Centers Co. I, L.L.C., First Union Madison L.L.C., Printer's Alley Garage, LLC, First Union Real Estate Equity and Mortgage Investments and First Union Commercial Properties Expansion Company, collectively as "Seller," and Radiant Investors LLC, as "Purchaser."



     WHEREAS, the Seller and the Purchaser have entered into a Contract of Sale dated as of the 15th day of September, 2000 (the "Agreement") with respect to the sale and purchase of the properties known as 55 Public Square/CEI Building, Cleveland Ohio; North Valley Tech Center, Thornton, Colorado; Westgate Business Center, Abilene, Texas; Madison & Wells Garage, Chicago, Illinois; Printer's Alley Garage, Nashville, Tennessee; Pecanland Mall, Monroe, Louisiana; West 3rd Street Lot, Cleveland, Ohio; Long Street Lot, Columbus, Ohio, 5th & Marshall Garage, Richmond, Virginia; Two Rivers Business Center, Clarksville, Tennessee and Huntington Garage, Cleveland, Ohio (collectively, the "Premises");



     WHEREAS, the Seller and the Purchaser desire to modify and amend the Agreement as hereinafter set forth in this First Amendment, the provisions of this First Amendment being paramount and the Agreement being construed accordingly;



     NOW THEREFORE, the parties hereto do hereby agree that the Agreement is modified and amended as hereinafter set forth:



          1. All capitalized terms herein, unless otherwise defined, shall have the meaning ascribed in the Agreement.



          2. Section 2(a) of the Agreement is modified by providing that Schedules B-1 and B-2 will be provided by the parties and annexed to the Agreement on or before the Closing Date.



          3. Section 2(a)(vi) of the Agreement is modified by providing at the end thereof a new Section (C) as follows:



             (C) Notwithstanding the provisions of Sections 2(a)(ii), 2(a)(vi)(A) and 2(a)(vi)(B) to the contrary, unless and until Purchaser has obtained firm commitments for Acceptable Financing (as such term is defined in the JV Agreement), Purchaser at its option may elect to terminate the Agreement on or before October 26, 2000 and the Sellers shall receive the amount set forth at
        Section 2(a)(vi)(A) and the balance of the Deposit shall be paid to Purchaser. In such event, Purchaser shall deliver to Sellers each Study and all reliance letters thereto in accordance with the provisions of Section 2(a)(vi)(A). Purchaser shall regularly advise Seller of its progress in obtaining Acceptable Financing.



          4. Section 2(b) of the Agreement is modified to provide that Seller will accept a Letter of Credit from Fleet Bank, provided that same may be presented for payment at one of its New York City branches.



          5. Section 2(c) of the Agreement is modified to provide that the Westgate financing is in the amount of $8,500,000.00, of which $7,500,000.00 is to be advanced at Closing, and $1,000,000.00 is to be held in escrow.



          6. Schedule A-6 of the Agreement will be modified to reflect the accurate description of the Pecanland Mall Adjacent Land as and when the survey has been received and the new metes and bounds description has been provided by the Title Company.

          7. Section 3 of the Agreement is modified by providing at the end thereof a new Section 3(q) as follows:



             (q) Notwithstanding anything in Section 3(a) or 4(c) to the contrary, in the event and to the extent the revised metes and bounds description of the Pecanland Mall Adjacent Land referenced in paragraph 6 above results in a Title Company continuation of the Title Report referenced at Schedule G-1(iv) of the Agreement containing a new exception to title (not disclosed on the Title Report received as of the date hereof) having a material adverse effect on any Pecanland Mall Adjacent Land, Purchaser may exercise those options set forth at Section 3(p) with respect to such Pecanland Mall Adjacent Land.



          6. Except as modified hereby, the Agreement shall remain in full force and effect.



                                          SELLERS:



                                          55 PUBLIC LLC,
                                          a Delaware limited liability company



                                          By: 55 PUBLIC REALTY CORP., a Delaware
                                          corporation, Managing Member



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory



                                          NORTH VALLEY TECH LLC,
                                          a Delaware limited liability company



                                          By: NVT Corp., a Delaware corporation,
                                          its Managing Member



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory



                                          SOUTHWEST SHOPPING CENTERS CO. I,
                                          L.L.C., a Delaware limited liability
                                          company



                                          By: First Union Southwest L.L.C., a
                                          Delaware limited liability company,
                                          its manager



                                          By: First Southwest I, Inc., a
                                          Delaware corporation, its manager



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory

FIRST UNION MADISON L.L.C.,
an Illinois limited liability company



By: First Union Real Estate Equity and Mortgage Investments, and Ohio business trust, its member



By: /s/ WILLIAM A. SCULLY
    --------------------------------------------------------


   Name: William A. Scully


   Title:  Authorized Signatory



                                          PRINTER'S ALLEY GARAGE, LLC,
                                          a Delaware limited liability company



                                          By: First Union Real Estate Equity and
                                          Mortgage Investments, an Ohio business
                                          trust, its managing member



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory



                                          FIRST UNION REAL ESTATE EQUITY AND
                                          MORTGAGE INVESTMENTS,
                                          an Ohio business trust



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Vice Chairman



                                          FIRST UNION COMMERCIAL PROPERTIES
                                          EXPANSION COMPANY



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory



                                          PURCHASER:



                                          RADIANT INVESTORS LLC,
                                          a Delaware limited liability company



                                          By: /s/ DANIEL P. FRIEDMAN
                                            ------------------------------------


                                           Name: Daniel P. Friedman


                                           Title:  Managing Member

                      SECOND AMENDMENT TO CONTRACT OF SALE



     This Second Amendment to the Contract of Sale (this "Second Amendment") is made and entered into as of this 26th day of October, 2000 by and among 55 Public LLC, North Valley Tech, LLC, Southwest Shopping Centers Co. I, L.L.C., First Union Madison L.L.C., Printer's Alley Garage, LLC, First Union Real Estate Equity and Mortgage Investments and First Union Commercial Properties Expansion Company, collectively as "Seller" and Radiant Investors LLC, as "Purchaser."



     WHEREAS, the Seller and the Purchaser have entered into a Contract of Sale dated as of the 15th day of September, 2000 (the "Agreement") with respect to the sale and purchase of the properties known as 55 Public Square/CEI Building, Cleveland, Ohio; North Valley Tech Center, Thornton, Colorado; Westgate Shopping Center, Abilene, Texas; Madison & Wells Garage, Chicago, Illinois; Printer's Alley Garage, Nashville, Tennessee; Pecanland Mall, Monroe, Louisiana; West 3rd Street Parking Lot, Cleveland, Ohio; Long Street Lot, Columbus, Ohio; 5th and Marshall Garage, Richmond, Virginia; Two Rivers Business Center, Clarksville, Tennessee and Huntington Garage, Cleveland, Ohio (collectively, the "Premises");



     WHEREAS, the Seller and the Purchaser entered into the First Amendment to Contract of Sale as of the 29th day of September, 2000 (the "First Amendment");



     WHEREAS, the Seller and the Purchaser desire further to modify and amend the Agreement as hereinafter set forth in this Second Amendment, the provisions of this Second Amendment being paramount and the Agreement, as modified by the First Amendment (the "Existing Agreement") being construed accordingly.



     NOW THEREFORE, the parties hereto do hereby agree that the Existing Agreement is further modified and amended as hereinafter set forth:



          1. All capitalized terms herein, unless otherwise defined, shall have the meaning ascribed in the Existing Agreement.



          2. Supplementing paragraph 3 of the First Amendment and Section 2(a)(vi) of the Existing Agreement, Purchaser confirms that it has obtained firm commitments for Acceptable Financing (as such term is defined in the JV Agreement).



          3. Pursuant to Section 1(b) of the Existing Agreement, FUR has entered into and Purchaser hereby consents to, the Purchase and Sale Agreement (the "Huntington Garage Contract") with Northeastern Security Development Corp., dated October 26, 2000 for the sale of the Huntington Garage. Pursuant to the Huntington Garage Contract, Northeastern Security Development Corp. has deposited with Commonwealth Land Title Insurance Company a $1 million good faith deposit.



          4. As a result of FUR having entered into the Huntington Garage
     Contract:



             (i) Purchaser shall not be required to acquire the Huntington Garage or assume or otherwise pay the principal balance of the mortgage encumbering the Huntington Garage, which mortgage shall be deleted as a "Mortgage" under the Existing Agreement; and



             (ii) the purchase price set forth at Section 2(a) of the Existing Agreement shall be reduced by (x) if the closing on the Huntington Garage has occurred prior to the Closing under the Existing Agreement, the Net Sales Price received by FUR from said sale, or (y) if the closing on the Huntington Garage has not occurred on or before the Closing under the Existing Agreement, $21,250,000.00, less the reasonable estimate of the parties of any and all fees, expenses, charges and other costs that would have been paid by FUR in connection with the sale of the Huntington Garage to Northeastern Security Development Corp. (the "Costs of Closing"), including, without limitation, brokerage fees, attorney's fees and disbursements and the transfer taxes, survey fees, escrow charges, recording fees and other closing costs payable by FUR under the Huntington Garage Contract. Two business days prior to the Closing under the Existing Agreement as amended hereby, the parties will jointly determine their estimate of the Costs of Closing which shall include reasonable supporting detail for the calculation of the Costs of Closing. Appropriate adjustments shall be made to Sections 2(a)(iv) and 2(a)(v) of the Existing Agreement to effect the foregoing.



          5. For computing Apportionments at Section 6A of the Existing Agreement, the Huntington Garage income and expenses, ordinary and capital, including monthly interest payments on the mortgage encumbering the Huntington Garage, shall be included in and subject to the Existing Agreement through the earlier of the date of the consummation of the sale of the Huntington Garage or the consummation of the sale of the Properties by the Seller to the Purchaser under and pursuant to the terms of the Existing Agreement.



          6. Except as modified hereby, the Existing Agreement shall remain in full force and effect.



                                          SELLERS:



                                          55 PUBLIC LLC,
                                          a Delaware limited liability company



                                          By: 55 PUBLIC REALTY CORP., a Delaware
                                          corporation, Managing Member



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory



                                          NORTH VALLEY TECH LLC,
                                          a Delaware limited liability company



                                          By: NVT Corp., a Delaware corporation,
                                          its Managing Member



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory



                                          SOUTHWEST SHOPPING CENTERS CO. I,
                                          L.L.C., a Delaware limited liability
                                          company



                                          By: First Union Southwest L.L.C., a
                                          Delaware limited liability company,
                                          its manager



                                          By: First Union Southwest I, Inc., a
                                          Delaware corporation, its manager



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory

                                          FIRST UNION MADISON L.L.C., an
                                          Illinois limited liability company



                                          By: First Union Real Estate Equity and
                                          Mortgage Investments, an Ohio
                                          Business trust, its member



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory



                                          PRINTER'S ALLEY GARAGE, LLC, a
                                          Delaware limited liability company



                                          By: First Union Realty Equity and
                                          Mortgage Investments, an Ohio business
                                          trust, its managing member



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory



                                          FIRST UNION REAL ESTATE EQUITY
                                          AND MORTGAGE INVESTMENTS, an
                                          Ohio business trust



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory



                                          FIRST UNION COMMERCIAL
                                          PROPERTIES EXPANSION COMPANY



                                          By: /s/ WILLIAM A. SCULLY
                                            ------------------------------------


                                           Name: William A. Scully


                                           Title:  Authorized Signatory



                                          PURCHASER:



                                          RADIANT INVESTORS LLC, a
                                          Delaware limited liability company



                                          By: /s/ DANIEL P. FRIEDMAN
                                            ------------------------------------


                                           Name: Daniel P. Friedman


                                           Title:  Managing Member

                                   APPENDIX E


     If the Amendments become effective, the following sections of the Amended Declaration of Trust will be amended and restated to provide as follows:

SECTION 11.19 QUALIFICATION AS A REAL ESTATE INVESTMENT TRUST.

     No Trustee and no Beneficiary shall take any action which would cause the Trust to abandon its purpose of providing an investment vehicle for numerous shareholders with small holdings or which would, in the opinion of counsel for the Trust, furnished prior to such action, prevent the Trust from qualifying or continuing to qualify as a "real estate investment trust" under the Internal Revenue Code and the Regulations (proposed or in effect) thereunder unless at least a majority of the Trustees then in office have approved such action. No Beneficiary shall have any power to control the Trustees or the affairs of this Trust, or to exercise any voting or approval powers, if such powers would at the time in the opinion of counsel for the Trust (a) prevent the Beneficiaries from being free from personal liability for the obligations of the Trust under any applicable law, or (b) cause the Trust to be an illegal or invalid organization under the law of any jurisdiction in which it owns property or does business.

SECTION 12.2 SALE OF ALL TRUST PROPERTY.

     No merger of the Trust into another entity or no consolidation or combination of the Trust with one or more other entities shall be made without the consent of the holders of at least (i) a majority of the outstanding shares if at least 70% of the Trustees have approved such action or (ii) 70% of the outstanding shares if at least a majority but less than 70% of the Trustees have approved such action, in either case given at a meeting of the shareholders held for that purpose; provided that no vote of Trust shareholders shall be required with respect to any merger intended merely to change the Trust from a trust entity to a corporation and provided further that no vote of Trust shareholders shall be required with respect to a merger of the Trust with another entity if the Trust would be the surviving entity and if, after the transaction, no shareholder would be in violation of any limitation on share ownership adopted pursuant to Section 5.9. The Trustees shall have the power to sell, exchange transfer or otherwise dispose of any or all Trust property upon approval of at least a majority of the Trustees.

SECTION 2.8 POWER TO TRANSFER TRUST TO CORPORATION.

     The Trustees shall have power to cause to be organized or assist in organizing under the laws of any jurisdiction a corporation or corporations or any other trust, association, or other organization to take over the Trust property or any part or parts thereof or to carry on any business in which this Trust shall directly or indirectly have any interest, and to sell, convey, and transfer the Trust property or any part or parts thereof to any such corporation, trust, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, association or organization, or any corporation, trust, partnership, association, or organization in which this Trust holds or is about to acquire shares or any other interest.

                                  DETACH CARD

--------------------------------------------------------------------------------
First Union Logo

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

      1212 AVENUE OF THE AMERICAS - 18TH FLOOR - NEW YORK, NEW YORK 10036

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                  FOR THE SPECIAL MEETING OF THE BENEFICIARIES
                    TO BE HELD ON ________, NOVEMBER __, 2000

The undersigned hereby appoints William A. Ackman and William A. Scully, or any one of them, each with power of substitution, attorney and proxy (the "Proxies") for and in the name and place of the undersigned, to vote, as designated below, all of the share of beneficial interest, par value $1.00 per share ("Shares"), of First Union Real Estate Equity and Mortgage Investments (the "Company"), on all matters at the Special Meeting of the Beneficiaries to be held at the Turtle Bay Room of The New York Helmsley Hotel, located at 212 East 42nd Street, New York, NY 10017, on November __, 2000, at 9:00 A.M. local time, or at any adjournment or postponement thereof, according to the number of votes that the undersigned could vote if personally present at the meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

    1. ELECTION OF BOARD OF TRUSTEES
      FOR ALL NOMINEES LISTED BELOW    [ ]            WITHHOLD AUTHORITY    [ ]
      (except as marked to the contrary below)        to vote for all nominees listed below

                       Talton R. Embry, Steven S. Snider

   INSTRUCTION: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

   -----------------------------------------------------------------------------

   2. CONSENT TO THE SALE OF ASSETS OF THE COMPANY PURSUANT TO CONTRACTS OF SALE BETWEEN THE COMPANY AND RADIANT INVESTORS, LLC FOR AN AGGREGATE PURCHASE PRICE OF $205 MILLION.

         [ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN

   3. AMENDMENT TO THE AMENDED DECLARATION OF TRUST OF THE COMPANY ELIMINATING SHAREHOLDER APPROVAL REQUIREMENTS WITH RESPECT TO QUALIFICATION FOR REAL ESTATE INVESTMENT TRUST STATUS.

         [ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN

   4. AMENDMENT TO THE AMENDED DECLARATION OF TRUST OF THE COMPANY ELIMINATING SHAREHOLDER APPROVAL REQUIREMENTS WITH RESPECT TO THE DISPOSITION OF THE PROPERTY OF THE COMPANY.

         [ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN


                    (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)

                                  DETACH CARD
--------------------------------------------------------------------------------
PROXY NO.                                                                 SHARES

(Continued from the other side)

In their discretion the Proxies are authorized to vote upon all other matters as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED IN THE SPACE PROVIDED. TO THE EXTENT NO DIRECTIONS ARE GIVEN, THEY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES, UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                                    Dated................., 2000

                                                    ............................
                                                             Signature

                                                    ............................
                                                    Signature (if jointly held)

                                                    Please sign exactly as your
                                                    name(s) appear(s) on this
                                                    Proxy. When Shares are held
                                                    by joint tenants, both
                                                    should sign. When signing as
                                                    attorney, executor,
                                                    administrator, trustee or
                                                    guardian, please give full
                                                    title as such. If a
                                                    corporation, please sign in
                                                    full corporate name by
                                                    president or other
                                                    authorized officer. If a
                                                    partnership, please sign in
                                                    partnership name by
                                                    authorized person.